As filed with the Securities and Exchange Commission on February 28, 2002
                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006
                                    Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /x/

                      Pre-Effective Amendment No.   [  ]

                      Post-Effective Amendment No.  [44]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                       Amendment No.                         [45]


                        MORGAN GRENFELL INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                One South Street
                            Baltimore, Maryland 21202
                                 (410) 895-5000

Daniel O. Hirsch                           Christopher P. Harvey, Esq.
Morgan Grenfell Investment Trust           Hale and Dorr LLP
One South Street                           60 State Street
Baltimore, Maryland 21202                  Boston, MA 02109
(Name and address of agent for service)    (Copies of Documents)


It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On February 28, 2002 pursuant to paragraph (b)
[ ] On (____) pursuant to paragraph (a)(1)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                               [GRAPHIC OMITTED]
                                                       DEUTSCHE ASSET MANAGEMENT


[GRAPHIC OMITTED]
                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                                Investment Class


FIXED INCOME FUND
MUNICIPAL BOND FUND
SHORT-TERM MUNICIPAL BOND FUND
HIGH YIELD BOND FUND



[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                          A Member of the
representation to the contrary is a criminal                 DEUTSCHE BANK GROUP
offense.]                                                    [LOGO OMITTED]

TABLE OF CONTENTS
-----------------

FIXED INCOME FUND ...................................   3
MUNICIPAL BOND FUND .................................  11
SHORT-TERM MUNICIPAL BOND FUND ......................  19
HIGH YIELD BOND FUND ................................  26
INFORMATION CONCERNING ALL FUNDS ....................  34
Management of the Funds .............................  34
Calculating a Fund's Share Price ....................  34
Performance Information .............................  35
Dividends and Distributions .........................  35
Tax Considerations ..................................  35
Buying and Selling Fund Shares ......................  36






--------------------------------------------------------------------------------
                                        2

OVERVIEW
--------------------------------------------------------------------------------
OF THE FIXED INCOME FUND--INVESTMENT CLASS


GOAL: The Fund seeks a high level of income consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade fixed income securities.



INVESTMENT POLICIES AND STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than rely on interest rate forecasts.





FIXED INCOME FUND--INVESTMENT CLASS

OVERVIEW OF THE FIXED INCOME FUND

Goal ................................................   3
Core Strategy .......................................   3
Investment Policies and Strategies ..................   3
Principal Risks of Investing in the Fund ............   4
Who Should Consider Investing in the Fund ...........   4
Total Returns, After Fees and Expenses ..............   5

Fees and Expenses of the Fund .......................   6


A DETAILED LOOK AT THE FIXED INCOME FUND

Objective ...........................................   7
Strategy ............................................   7
Principal Investments ...............................   7
Investment Process ..................................   7
Other Investments ...................................   7
Risks ...............................................   8

Financial Highlights ................................  10






--------------------------------------------------------------------------------
                                        3

Overview of the Fixed Income Fund--Investment Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.


WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the Fixed Income Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.






--------------------------------------------------------------------------------
                                        4

                             Overview of the Fixed Income Fund--Investment Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on February 11, 1998. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one year and since the inception of the class. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

1 The since inception return for the Lehman Brothers Aggregate Bond Index is calculated from February 28, 1998.






YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:

1999     (0.79)%
2000     11.75%
2001      9.06%


For the period shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 4.82% (third quarter 2001) and the lowest quarterly return for Investment Class shares was -0.74% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.



 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                          AVERAGE ANNUAL RETURNS
                                                 Since Inception

                                    1 Year   (February 11, 1998) 1

 Investment Class
 Return Before Taxes                  9.06%                6.68%
------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions                        6.59%                4.07%
------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                       5.47%                4.03%
------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond Index
 (reflects no deduction for
 fees, expenses or taxes)             8.44%                6.85%
------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        5

Overview of the Fixed Income Fund--Investment Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fund Operating Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fixed Income Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.80%.


2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.





 ANNUAL FUND OPERATING EXPENSES


                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                       0.40%
--------------------------------------------------------------
 Distribution and Service (12b-1) Fees                  None
--------------------------------------------------------------

 Other Expenses (including a 0.25%
 shareholder servicing fee)                            0.41%
--------------------------------------------------------------
 Total Annual Fund Operating Expenses                  0.81% 1
 Less: Fee Waiver and/or Expense Reimbursements       (0.01)%
--------------------------------------------------------------
 NET EXPENSES                                          0.80%

--------------------------------------------------------------




 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $82            $258           $449         $1,001

---------------------------------------------------------------





--------------------------------------------------------------------------------
                                        6

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE FIXED INCOME FUND--INVESTMENT CLASS



OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY


We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.


INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on credit worthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and

o subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS


The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category.


--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.


Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

--------------------------------------------------------------------------------
                                        7

A Detailed Look at the Fixed Income Fund--Investment Class



The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.


--------------------------------------------------------------------------------
                                        8

                      A Detailed Look at the Fixed Income Fund--Investment Class



Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Fund Group.

Gary Bartlett, CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1992.

o Analyst specializing in taxable municipal and government investments.

o MBA, Drexel University.

Warren Davis, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in mortgage- and asset-backed securities.

o MBA, Drexel University.

Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1997.

o Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

o Analyst specializing in asset-backed securities and government investments.

Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.


o Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.


o Analyst specializing in asset-backed securities and government securities.





--------------------------------------------------------------------------------
                                        9

A Detailed Look at the Fixed Income Fund--Investment Class




The table below helps you understand the financial performance of the Investment Class 1 shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


FINANCIAL HIGHLIGHTS
                                                                                                                 For the Period
                                                                                                            February 11, 1998 2
                                                                            For the Years Ended October 31,             through
                                                                      2001              2000            1999   October 31, 1998

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.24            $10.17          $10.88             $10.75
----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                                0.64              0.59            0.61               0.45
----------------------------------------------------------------------------------------------------------------------------------

 Net realized and unrealized gain (loss) on
   investment transactions                                            0.88              0.07           (0.54)              0.13

----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                     1.52              0.66            0.07               0.58
==================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                               (0.64)            (0.59)          (0.61)             (0.45)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                         --                --           (0.17)                --
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                 (0.64)            (0.59)          (0.78)             (0.45)
==================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                     $11.12            $10.24          $10.17             $10.88
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                             15.39%             7.19%           0.65%              5.28%
==================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)                          $33,847           $13,469          $7,389             $1,533
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                                5.95%             6.40%           5.86%              5.77% 3
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                       0.80%             0.79%             --%                --%
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                       0.80%             0.79%           0.80%              0.80% 3
----------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                       0.81%             0.79%           0.80%              0.87% 3
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               161%              116%            157%               122%
----------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Service Shares were renamed the Investment Class. 2 Commencement of operations.
3 Annualized.


--------------------------------------------------------------------------------
                                       10

OVERVIEW
--------------------------------------------------------------------------------
OF THE MUNICIPAL BOND FUND--INVESTMENT CLASS


GOAL: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.



INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.





MUNICIPAL BOND FUND--INVESTMENT CLASS

OVERVIEW OF THE MUNICIPAL BOND FUND

Goal ................................................  11
Core Strategy .......................................  11
Investment Policies and Strategies ..................  11
Principal Risks of Investing in the Fund ............  12
Who Should Consider Investing in the Fund ...........  12
Total Returns, After Fees and Expenses ..............  13

Fees and Expenses of the Fund .......................  14


A DETAILED LOOK AT THE MUNICIPAL BOND FUND

Objective ...........................................  15
Strategy ............................................  15
Principal Investments ...............................  15
Investment Process ..................................  15
Other Investments ...................................  15
Risks ...............................................  16
Financial Highlights ................................  18





--------------------------------------------------------------------------------
                                       11

Overview of the Municipal Bond Fund--Investment Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.

o Unfavorable legislation could affect the tax-exempt status of municipal bonds.


WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Municipal Bond Fund if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Municipal Bond Fund if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.








--------------------------------------------------------------------------------
                                       12

                           Overview of the Municipal Bond Fund--Investment Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on July 30, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers 5 Year G.O. Index over the last one year and since inception of the Investment Class shares. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

The Lehman Brothers 5 Year G.O. Index includes over 1,400 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.


1 The since inception return for the Lehman Brothers 5 Year G.O.Index is calculated from July 31, 1997.





YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:
1998      5.28
1999     (1.65)%
2000      8.47%
2001      5.08%

For the period covered in the bar chart, the highest return for Investment Class shares in any calendar quarter was 2.93% (fourth quarter 2000) and the lowest quarterly return for Investment Class shares was -1.01% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.




 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                         AVERAGE ANNUAL RETURNS
                                                Since Inception

                                     1 Year   (July 30, 1997) 1

 Investment Class
 Return Before Taxes                 5.08%                4.55%
---------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions                       5.03%                4.46%
---------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                      4.87%                4.51%
---------------------------------------------------------------
 Lehman Brothers 5 Year
 G.O. Index (reflects no
 deduction for fees, expenses
 or taxes)                           5.98%                5.05%
---------------------------------------------------------------






--------------------------------------------------------------------------------
                                       13

Overview of the Municipal Bond Fund--Investment Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fund Operating Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of the Municipal Bond Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------

1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that expenses will not exceed 0.79%.


2 For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.





 ANNUAL FUND OPERATING EXPENSES


                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                        0.40%
---------------------------------------------------------------

 Distribution and/or Service (12b-1) Fees                None
---------------------------------------------------------------
 Other Expenses                                         0.41%
---------------------------------------------------------------
 Total Fund Operating Expenses                          0.81%
---------------------------------------------------------------
 Less:Fee Waivers and/or Expense Reimbursements        (0.02)%
---------------------------------------------------------------
 NET EXPENSES                                           0.79% 1

---------------------------------------------------------------




 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $81            $257           $448         $1,000

---------------------------------------------------------------






--------------------------------------------------------------------------------
                                       14

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE MUNICIPAL BOND FUND--INVESTMENT CLASS



OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY


In managing the Fund, we generally use a `bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasts.


PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS


The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.


The Fund invests primarily in high quality bonds (those rated within the top-three rating categories).

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.



--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

--------------------------------------------------------------------------------
                                       15

A Detailed Look at the Municipal Bond Fund--Investment Class




Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN MUNICIPAL SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.







--------------------------------------------------------------------------------
                                       16

                    A Detailed Look at the Municipal Bond Fund--Investment Class




Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Fund Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1999.

o Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

o Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.

o Prior to that, Special Assistant for Economic Development to Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.


o Analyst specializing in tax-exempt municipal bonds.


o MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1989.

o Fixed income research analyst.





--------------------------------------------------------------------------------
                                       17

A Detailed Look at the Municipal Bond Fund--Investment Class



The table below helps you understand the financial performance of the Investment Class 1 shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.




 FINANCIAL HIGHLIGHTS
                                                                                                                  For the Period
                                                                                                                 July 30, 1997 2
                                                                                For the Years Ended October 31,          through
                                                            2001            2000            1999           1998    Oct. 31, 1997

 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.77          $10.66          $11.30         $11.11           $11.11

-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                      0.50            0.53            0.49           0.50             0.14
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investment transactions                                  0.41            0.11           (0.59)          0.19               -- 3
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                           0.91            0.64           (0.10)          0.69             0.14
===================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                     (0.50)          (0.53)          (0.49)         (0.50)           (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions               --              --           (0.05)            --               --
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                       (0.50)          (0.53)          (0.54)         (0.50)           (0.14)
===================================================================================================================================

 NET ASSET VALUE, END OF PERIOD                           $11.18          $10.77          $10.66         $11.30           $11.11

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                    8.63%           6.21%          (1.01)%         6.42%            1.22%
===================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                $13,210         $12,468          $7,172         $5,126             $192

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                      4.55%           5.01%           4.33%          4.41%            4.95% 4
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)             0.80%           0.80%             --%            --%              --%
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)             0.80%           0.80%           0.80%          0.79%            0.79% 4
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)             0.82%           0.83%           0.82%          0.85%            0.85% 4
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      27%             29%             27%            42%              67%
-----------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Service Shares were renamed the Investment Class. 2 Commencement of operations.
3 Less than $0.01.
4 Annualized.




--------------------------------------------------------------------------------
                                       18

OVERVIEW
--------------------------------------------------------------------------------
OF THE SHORT-TERM MUNICIPAL BOND FUND--INVESTMENT CLASS


GOAL: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.



INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.






SHORT-TERM MUNICIPAL BOND FUND--
INVESTMENT CLASS

OVERVIEW OF THE SHORT-TERM MUNICIPAL
BOND FUND

Goal ................................................  19
Core Strategy .......................................  19
Investment Policies and Strategies ..................  19
Principal Risks of Investing in the Fund ............  20
Who Should Consider Investing in the Fund ...........  20
Total Returns, After Fees and Expenses ..............  21

Fees and Expenses of the Fund .......................  22


A DETAILED LOOK AT THE SHORT-TERM MUNICIPAL
BOND FUND

Objective ...........................................  23
Strategy ............................................  23
Principal Investments ...............................  23
Investment Process ..................................  23
Other Investments ...................................  23
Risks ...............................................  24
Financial Highlights ................................  25




--------------------------------------------------------------------------------
                                       19

Overview of the Short-Term Municipal Bond Fund--Investment Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.

o Unfavorable legislation could affect the tax-exempt status of municipal bonds.


WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Short-Term Municipal Bond Fund if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Short-Term Municipal Bond Fund if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.







--------------------------------------------------------------------------------
                                       20

                Overview of the Short-Term Municipal Bond Fund--Investment Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on December 3, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers One-Year General Obligation Municipal Bond Index (the `Lehman Brothers Index') and the iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) over the last one year and since inception of Investment Class Shares of the Fund. The Fund has changed its primary benchmark from the iMoneyNet Average to the Lehman Brothers Index because the Lehman Brothers Index more accurately reflects the duration and composition of the Fund. An Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The Lehman Brothers Index is a total return benchmark designed for short-term municipal assets. The index includes bonds with a minimum credit rating of BAA3 by Standard & Poor's, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

The iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

1 The since inception returns for the Lehman Brothers Index and the iMoneyNet All Tax-Free Money Funds Average are calculated from November 30, 1997.






YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:
1998    4.75%
1999    0.93%
2000    6.18%
2001    4.75%

For the period covered in the bar chart, the highest return for Investment Class shares in any calendar quarter was 1.78% (fourth quarter 2000) and the lowest quarterly return for Investment Class shares was -0.19% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.





 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                         AVERAGE ANNUAL RETURNS
                                                Since Inception

                                    1 Year   (December 3, 1997) 1

 Investment Class
 Return Before Taxes                  4.75%               4.34%
------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions                        4.66%               4.19%
------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                       4.47%               4.20%
------------------------------------------------------------------
 Lehman Brothers Index 1
 (reflects no deduction
 for fees, expenses or taxes)         5.67%               4.71%
------------------------------------------------------------------
 iMoneyNet All Tax-Free
 Money Funds Average 1
 (reflects no deduction
 for fees, expenses or taxes)         2.24%               2.88%
------------------------------------------------------------------




--------------------------------------------------------------------------------
                                       21

Overview of the Short-Term Municipal Bond Fund--Investment Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fund Operating Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of the Short-Term Municipal Bond Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.80%.


2 For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.





 ANNUAL FUND OPERATING EXPENSES


                                         PERCENTAGE OF AVERAGE
                                              DAILY NET ASSETS

 Management Fees                                        0.40%
----------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
----------------------------------------------------------------

 Other Expenses                                         0.47%
----------------------------------------------------------------
 Total Fund Operating Expenses                          0.87%
----------------------------------------------------------------
 Less:Fee Waivers and/or Expense Reimbursements        (0.07)%

----------------------------------------------------------------
 NET EXPENSES                                           0.80% 1
----------------------------------------------------------------





 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $82            $271           $475         $1,066

---------------------------------------------------------------






--------------------------------------------------------------------------------
                                       22

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE SHORT-TERM MUNICIPAL BOND FUND--INVESTMENT CLASS



OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a `bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.


Under normal conditions, the Fund invests at least 80% of its assets in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.


The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS


The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

--------------------------------------------------------------------------------
                                       23

A Detailed Look at the Short-Term Municipal Bond Fund--Investment Class




RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN MUNICIPAL SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Portfolio Managers


The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1999.

o Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

o Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.

o Prior to that, Special Assistant for Economic Development to Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.


o Analyst specializing in tax exempt municipal bonds.


o MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1989.

o Fixed income research analyst.
--------------------------------------------------------------------------------
                                       24

         A Detailed Look at the Short-Term Municipal Bond Fund--Investment Class



The table below helps you understand the financial performance of the Investment Class 1 shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS
                                                                                                                 For the Period
                                                                                                              December 3, 1997 2
                                                                             For the Years Ended October 31,             through
                                                                      2001             2000             1999    October 31, 1998

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.16           $10.11           $10.37              $10.28
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                                0.44             0.47             0.37                0.39
-----------------------------------------------------------------------------------------------------------------------------------

 Net realized and unrealized gain (loss) on
   investment transactions                                            0.16             0.05            (0.26)               0.09

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                     0.60             0.52             0.11                0.48
===================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                               (0.44)           (0.47)           (0.37)              (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                         --               --               --                  --
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                 (0.44)           (0.47)           (0.37)              (0.39)
===================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                     $10.32           $10.16           $10.11              $10.37
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                              6.03%            5.24%            1.08%               4.81%
===================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)                           $6,182             $192             $268                $436
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                                3.95%            4.78%            3.91%               4.20% 3
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                       0.80%            0.80%              --%                 --%
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                       0.80%            0.80%            0.80%               0.80% 3
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                       0.87%            0.96%            1.00%               1.02% 3
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                63%              52%              64%                 26%
-----------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Service Shares were renamed the Investment Class. 2 Commencement of operations.
3 Annualized.



--------------------------------------------------------------------------------
                                       25

OVERVIEW
--------------------------------------------------------------------------------
OF THE HIGH YIELD BOND FUND--INVESTMENT CLASS


GOAL: The Fund seeks high current income and, as a secondary objective, capital appreciation.

CORE STRATEGY: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.



INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a `top-down' approach by considering macro trends in the economy and a `bottom-up' approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities.







HIGH YIELD BOND FUND--INVESTMENT CLASS

OVERVIEW OF THE HIGH YIELD BOND FUND

Goal ................................................  26
Core Strategy .......................................  26
Investment Policies and Strategies ..................  26
Principal Risks of Investing in the Fund ............  27
Who Should Consider Investing in the Fund ...........  27
Total Returns, After Fees and Expenses ..............  28

Fees and Expenses of the Fund .......................  29


A DETAILED LOOK AT THE HIGH YIELD BOND FUND


Objectives ..........................................  30

Strategy ............................................  30
Principal Investments ...............................  30
Investment Process ..................................  30
Other Investments ...................................  31
Risks ...............................................  31

Financial Highlights ................................  33







--------------------------------------------------------------------------------
                                       26

                          Overview of the High Yield Bond Fund--Investment Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade fixed income securities.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

o Securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

o The market for below investment grade fixed income securities may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade fixed income securities are sold and the Fund's ability to dispose of these securities.

o Deteriorating market conditions in a particular class of fixed income securities or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of fixed income securities as an investment.

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.


WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the High Yield Bond Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in the High Yield Bond Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many fixed income securities have long maturity dates, but shorter average lives. Since these fixed income securities behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

--------------------------------------------------------------------------------
                                       27

Overview of the High Yield Bond Fund--Investment Class



TOTAL RETURNS AFTER EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on September 15, 1998. The table compares the average annual return of the Fund's Investment Class shares with that of the CS First Boston High Yield Index over the last one year and since inception of Investment Class shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

1 The since inception return for the CS First Boston High Yield Index is calculated from September 30, 1998.






YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:
1999    15.36%
2000    (7.51)%
2001     8.48%


For the period covered in the bar chart, the highest return for Investment Class shares was 8.39% (first quarter 2001) and the lowest quarterly return for Investment Class shares was -8.76% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.





 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                         AVERAGE ANNUAL RETURNS
                                                Since Inception

                                1 Year   (September 15, 1998) 1

 Investment Class
 Return Before Taxes              8.48%                   6.60%
----------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions                    3.73%                   1.73%
----------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   5.15%                   2.91%
----------------------------------------------------------------
 CS First Boston High
 Yield Index (reflects no
 deduction for fees,
 expenses or taxes)               5.80%                   1.93%
----------------------------------------------------------------





--------------------------------------------------------------------------------
                                       28

                          Overview of the High Yield Bond Fund--Investment Class



FEES AND EXPENSES OF THE FUND


The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold Investment Class shares of the High Yield Bond Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you sold your shares at the end of the period and you did not pay a redemption fee.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------
1 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.


2 The investment advisor and administrator have contractually agreed, for the 16 month period beginning October 31, 2001, to waive their fees and/or reimburse expenses so that expenses will not exceed 0.90%.


3 For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.






 SHAREHOLDER FEES
 (fees paid directly from your investment)

 Maximum Sales Charge Imposed on Purchases              None
---------------------------------------------------------------
 Maximum Sales Charge on Reinvested Dividends           None
---------------------------------------------------------------
 Maximum Short-Term Redemption Fee (as a percentage
 of amount redeemed, as applicable)                     2.00% 1
---------------------------------------------------------------




 ANNUAL FUND OPERATING EXPENSES

 (fees paid directly from your investment)

                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                       0.50%
-------------------------------------------------------------
 Distribution and Service (12b-1) Fees                  None
-------------------------------------------------------------

 Other Expenses                                        0.61%
-------------------------------------------------------------
 Total Fund Operating Expenses                         1.11%
-------------------------------------------------------------
 Less: Fee Waivers and/or Expense Reimbursements      (0.21)%
-------------------------------------------------------------
 NET EXPENSES                                          0.90%
-------------------------------------------------------------




 EXPENSE EXAMPLE 3

           1 Year         3 Years       5 Years        10 Years


            $92            $332           $591         $1,333

---------------------------------------------------------------






--------------------------------------------------------------------------------
                                       29

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE HIGH YIELD BOND FUND--INVESTMENT CLASS



OBJECTIVES

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY


In managing the Fund, we generally use both a `top-down' and a `bottom-up' approach to select investments. We use a `top-down' approach by considering macro trends in the economy and a `bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).


PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.


INVESTMENT PROCESS

The investment process involves using both a `top-down' approach, first focusing on sector allocations and a `bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities may be in default and are considered speculative. In the event a fixed income security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated below investment grade.

--------------------------------------------------------------------------------
                                       30

                   A Detailed Look at the High Yield Bond Fund--Investment Class




o assess new issues versus secondary market opportunities; and


o seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.


OTHER INVESTMENTS


The Fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as `derivatives'. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives:

o in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index;

o to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the markets;

o to hedge against adverse changes in the market value of securities held by or to be bought for the Fund (Adverse changes may be caused by changing interest rates, security prices or currency exchange rates.);

o as a substitute for purchasing or selling securities or foreign currencies;

o to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

In non-hedging situations, we may also use derivative contracts to attempt to profit from anticipated market developments.

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

RISKS


SET FORTH BELOW ARE THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN BELOW INVESTMENT GRADE FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.


Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category of a nationally recognized statistical rating organization have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.


Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.
--------------------------------------------------------------------------------
                                       31

A Detailed Look at the High Yield Bond Fund--Investment Class





Pricing Risk. The market for below investment grade fixed income securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade fixed income securities are sold. If market quotations are not readily available, or may be unreliable, below investment grade fixed income securities will be valued in accordance with procedures established by and under the general supervision of the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.


Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.


Derivative Risks. Risks associated with derivatives include:


o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of Deutsche Asset Management

o Joined the investment advisor in March 1998.

o Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

--------------------------------------------------------------------------------
Currency Management may be used in an attempt to offset investment risks (`hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------
                                       32

                   A Detailed Look at the High Yield Bond Fund--Investment Class


The table below helps you understand the financial performance of the Investment Class 1 shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS
                                                                                                                 For the Period
                                                                                                           September 15, 1998 2
                                                                         For the Years Ended October 31,                through
                                                                 2001              2000             1999       October 31, 1998

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                          $ 8.23            $ 9.07           $ 8.71                 $10.28
----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                           0.94              1.10             1.00                   0.11
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                           (0.91)            (0.84)            0.36                  (1.57)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                0.03              0.26             1.36                  (1.46)
==================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                          (0.96)            (1.10)           (1.00)                 (0.11)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                 (0.06)               --               --                     --
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                            (1.02)            (1.10)           (1.00)                 (0.11)
==================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                $ 7.24            $ 8.23           $ 9.07                 $ 8.71
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                         0.29%             2.34%           16.07%                  0.27%
==================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)                      $4,534            $3,128           $2,875                    $81
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                          12.12%            12.96%           11.24%                 11.89% 4
----------------------------------------------------------------------------------------------------------------------------------

 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                  0.90%             0.91%              --%                    --%

----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                  0.90%             0.90%            0.90%                  0.90% 4
----------------------------------------------------------------------------------------------------------------------------------

 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                  1.11%             0.96%            1.00%                  1.05% 4

----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          175% 3            151%             180%                   131%
----------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Service Shares were renamed the Investment Class.
2 Commencement of operations.
3 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

4 Annualized.




--------------------------------------------------------------------------------
                                       33

INFORMATION
--------------------------------------------------------------------------------
CONCERNING ALL FUNDS



MANAGEMENT OF THE FUNDS


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited (`DeAMIS').


Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc. with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. The Funds' investment advisor buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Funds paid the following fees to DeAM, Inc. for investment advisory services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the year.


                                        PERCENTAGE OF AVERAGE
 FUND                                   DAILY FUND NET ASSETS

 Fixed Income Fund                                      0.40%
-------------------------------------------------------------
 Municipal Bond Fund                                    0.40%
-------------------------------------------------------------
 Short-Term Municipal Bond Fund                         0.40%
-------------------------------------------------------------
 High Yield Bond Fund                                   0.50%
-------------------------------------------------------------



DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a Fund. Service Agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING A FUND'S SHARE PRICE


Each Fund calculates the price of its shares (also known as the `net asset value' or `NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find each Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       34

                                                Information Concerning all Funds




Each Fund calculates a net asset value per share for each of its classes. The formula for calculating each Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.


PERFORMANCE INFORMATION


The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS


Each Fund's policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. Each Fund reserves the right to include in the dividend any short-term capital gains on securities that it sells. If a Fund recognizes net capital gain, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually. Each Fund may also pay dividends and capital gains distributions at other times if necessary for each Fund to avoid federal income or excise tax. If you invest in a fund close to the time that the fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. Each Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Funds. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by each Fund. Every year each Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:



 TRANSACTION                              TAX STATUS

 Income dividends                         Ordinary income
-----------------------------------------------------------------

 Short-term capital gain distributions*   Ordinary income
-----------------------------------------------------------------
 Long-term capital gain distributions*    Long-term capital gains
-----------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.



The Municipal Bond Fund and the Short-Term Municipal Bond Fund intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.


--------------------------------------------------------------------------------
                                       35

Information Concerning all Funds




If more than 50% of a Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your USfederal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


 TRANSACTION                     TAX STATUS


 Your sale of shares owned       Generally, long-term
 more than one year              capital gains or losses
----------------------------------------------------------------

 Your sale of shares owned       Generally, short-term capital
 for one year or less            gains or losses; losses subject
                                 to special rules
----------------------------------------------------------------

By law, each Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING FUND SHARES


You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment advisor, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments

Initial investment                                       $2,000
Subsequent investments                                   $  100

IRA account, initial investment (there is no
   minimum for subsequent investments)                   $1,000

Initial investment for shareholders of other
   Deutsche Asset Management Funds'
   Investment Class Shares                               $  500
Automatic investing plan, initial investment             $  250

   Weekly, semi-monthly or monthly plan
     subsequent investments                              $  100

   Quarterly plan subsequent investments                 $  250

   Semi-annual or annual plan subsequent investments     $  500

Minimum investment for qualified retirement plans
   (such as 401(k), pension or profit sharing plans)     $    0

Minimum Account balance:

   Non-retirement account                                $  500
   IRA account                                           $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.

Short-Term Redemption Fee

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the High Yield Bond Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines, and other redemption related costs). The fee will also discourage short-term investments in the High Yield Bond Fund which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Yield Bond Fund. The short-term redemption fee does not apply to:

o shares purchased before December 1, 2000;

o exchanges into another class of shares of the High Yield Bond Fund;

o shares acquired through reinvestment of dividends and other distributions;

o shares of the High Yield Bond Fund in an account which is closed by us because it fails to meet minimum balance requirements; and

o shares held by 401(k) plans, similar individual account plans or profit sharing plans.
--------------------------------------------------------------------------------
                                       36

                                                Information Concerning all Funds



The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the High Yield Bond Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The High Yield Bond Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The High Yield Bond Fund will use the `first-in, first out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Important Information about Buying and Selling Shares


o You may buy and sell shares of a Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The payment of redemption proceeds (and the processing of exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.


o We process all sales orders free of charge.


o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

o We remit proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares `in-kind', which means that a Fund may give you a portion of your redemption in portfolio securities.

o We do not issue share certificates.


o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.


o We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Funds' custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits a Fund from disposing of its portfolio securities or pricing its shares.

o We do not accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances of your account. The Service Center will send you semi-annual and annual reports on the Funds' overall performance, their holdings and their investment strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times a calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from your service agent.


--------------------------------------------------------------------------------
                                       37

Information Concerning all Funds



PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.


o Your exchange must meet the minimum investment amount for the class of shares being purchased.







--------------------------------------------------------------------------------
                                       38

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to:


                   Deutsche Asset Management Service Center
                   P.O. Box 219210
                   Kansas City, MO64121-9210

or call toll-free: 1-800-730-1313


You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Fixed Income Fund--Investment Class                              CUSIP#61735K760
Municipal Bond Fund--Investment Class                            CUSIP#61735K737
Short-Term Municipal Bond Fund--Investment Class                 CUSIP#61735K729

High Yield Bond Fund--Investment Class                           CUSIP#61735K596

Morgan Grenfell Investment Trust                                 INVFIPRO (2/02)
                                                                        811-8006


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       DEUTSCHE ASSET MANAGEMENT


[graphic omitted]


                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                             Institutional Class


FIXED INCOME FUND
SHORT-TERM FIXED INCOME FUND
MUNICIPAL BOND FUND
SHORT-TERM MUNICIPAL BOND FUND
HIGH YIELD BOND FUND



[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the
accuracy or adequacy of this prospectus.                     [graphic omitted]
Any representation to the contrary is a                      A Member of the
criminal offense.]                                           DEUTSCHE BANK GROUP

TABLE OF CONTENTS
-----------------

FIXED INCOME FUND ...................................   3
SHORT-TERM FIXED INCOME FUND ........................  11
MUNICIPAL BOND FUND .................................  19
SHORT-TERM MUNICIPAL BOND FUND ......................  27
HIGH YIELD BOND FUND ................................  34
INFORMATION CONCERNING ALL FUNDS ....................  42
Management of the Funds .............................  42
Calculating a Fund's Share Price ....................  42
Performance Information .............................  43
Dividends and Distributions .........................  43
Tax Considerations ..................................  43

Buying and Selling Institutional Class Shares .......  44





--------------------------------------------------------------------------------
                                        2

OVERVIEW
--------------------------------------------------------------------------------
OF THE FIXED INCOME FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks a high level of income consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade fixed income securities.




INVESTMENT POLICIES AND STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than rely on interest rate forecasts.






FIXED INCOME FUND--INSTITUTIONAL CLASS

OVERVIEW OF THE FIXED INCOME FUND

Goal ................................................   3
Core Strategy .......................................   3
Investment Policies and Strategies ..................   3
Principal Risks of Investing in the Fund ............   4
Who Should Consider Investing in the Fund ...........   4
Total Returns, After Fees and Expenses ..............   5

Fees and Expenses of the Fund .......................   6


A DETAILED LOOK AT THE FIXED INCOME FUND

Objective ...........................................   7
Strategy ............................................   7
Principal Investments ...............................   7
Investment Process ..................................   7
Other Investments ...................................   7
Risks ...............................................   8

Financial Highlights ................................  10





--------------------------------------------------------------------------------
                                        3

Overview of the Fixed Income Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.


WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fixed Income Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the Fixed Income Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.





--------------------------------------------------------------------------------
                                        4

                          Overview of the Fixed Income Fund--Institutional Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 18, 1992 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

1 The since inception return for the Lehman Brothers Aggregate Bond Index is calculated from September 30, 1992.






YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:
1993            13.67%
1994            -1.93%
1995            18.17%
1996             4.49%
1997             9.46%
1993             7.91%
1999            -0.55%
2000               12%
2001             9.33%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.87% (first quarter 1993) and the lowest quarterly return for Institutional Class shares was -3.20% (first quarter
1994). Past performance offers no indication of how the Fund will perform in the future.




 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                       AVERAGE ANNUAL RETURNS
                              1 Year         5 Years          Since Inception

                                                       (September 18, 1992) 1


 Institutional Class
 Return Before Taxes           9.33%          7.54%                   7.86%
-----------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                 6.75%          4.75%                   5.07%
-----------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                5.63%          4.64%                   4.93%
-----------------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index (reflects no
 deduction for fees,
 expenses or taxes)            8.44%          7.43%                   7.04%
-----------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                        5

Overview of the Fixed Income Fund--Institutional Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fund Operating Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fixed Income Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.






 ANNUAL FUND OPERATING EXPENSES


                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                        0.40%
----------------------------------------------------------------
 Distribution andService (12b-1) Fees                    None
----------------------------------------------------------------

 Other Expenses                                         0.16%
----------------------------------------------------------------
 Total Annual Fund Operating Expenses                   0.56%
----------------------------------------------------------------
 Less:Fee Waivers and/or Expense Reimbursements        (0.01)%
----------------------------------------------------------------
 NET EXPENSES                                           0.55% 1
----------------------------------------------------------------





 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $56            $178           $312           $700
---------------------------------------------------------------



--------------------------------------------------------------------------------
                                        6

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE FIXED INCOME FUND--INSTITUTIONAL CLASS



OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY


We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.


PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.


INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and

o subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS


The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category.


--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

--------------------------------------------------------------------------------
                                        7

A Detailed Look at the Fixed Income Fund--Institutional Class



The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.


--------------------------------------------------------------------------------
                                        8

                   A Detailed Look at the Fixed Income Fund--Institutional Class



Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1992.

o Analyst specializing in taxable municipal and government investments.

o MBA, Drexel University.

Warren Davis, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in mortgage- and asset-backed securities.

o MBA, Drexel University.

Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1997.

o Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.


o Analyst specializing in asset-backed securities and government investments.


Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.


o Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.


o Analyst specializing in asset-backed securities and government securities.




--------------------------------------------------------------------------------
                                        9

A Detailed Look at the Fixed Income Fund--Institutional Class



The table below helps you understand the financial performance of the Institutional Class 1 shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS

                                                                                                 For the Years Ended October 31,
                                                               2001           2000           1999           1998            1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $10.24         $10.17         $10.88          $10.76         $10.51
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                         0.67           0.67           0.64            0.65           0.68
---------------------------------------------------------------------------------------------------------------------------------

 Net realized and unrealized gain (loss) on
   investment transactions                                     0.88           0.07          (0.54)           0.20           0.25

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              1.55           0.74           0.10            0.85           0.93
=================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.67)         (0.67)         (0.64)          (0.65)         (0.68)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                  --             --          (0.17)          (0.08)            --
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.67)         (0.67)         (0.81)          (0.73)         (0.68)
=================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                $11.12         $10.24         $10.17          $10.88         $10.76
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                      15.56%          7.55%          0.86%           8.25%          9.22%
=================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                    $739,834       $804,089     $1,258,869      $1,263,215     $1,103,121
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         6.26%          6.60%          6.08%           6.01%          6.50%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.55%          0.54%            --%             --%            --%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                0.55%          0.54%          0.55%           0.55%          0.55%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.56%          0.54%          0.55%           0.56%          0.60%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        161%           116%           157%            122%           178%
---------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Institutional Shares were renamed the Institutional Class.





--------------------------------------------------------------------------------
                                       10

OVERVIEW
--------------------------------------------------------------------------------
OF THE SHORT-TERM FIXED INCOME FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks a high level of income consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade short-term fixed income securities.



INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in short-term US Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. In selecting investments, we focus on identifying securities and sectors of the short-term fixed income marketplace which we believe are undervalued relative to the market rather than rely on interest rate forecasting to select securities for investment.





SHORT-TERM FIXED INCOME FUND--
INSTITUTIONAL CLASS

OVERVIEW OF THE SHORT-TERM FIXED
INCOME FUND

Goal ................................................  11
Core Strategy .......................................  11
Investment Policies and Strategies ..................  11
Principal Risks of Investing in the Fund ............  12
Who Should Consider Investing in the Fund ...........  12
Total Returns, After Fees and Expenses ..............  13

Fees and Expenses of the Fund .......................  14


A DETAILED LOOK AT THE SHORT-TERM FIXED
INCOME FUND

Objective ...........................................  15
Strategy ............................................  15
Principal Investments ...............................  15
Investment Process ..................................  15
Other Investments ...................................  16
Risks ...............................................  16
Financial Highlights ................................  18




--------------------------------------------------------------------------------
                                       11

Overview of the Short-Term Fixed Income Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.


WHO SHOULD CONSIDER INVESTING IN THE FUND


The Short-Term Fixed Income Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Short-Term Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods but are looking for less volatility in the value of your investment than the Fixed Income Fund may provide. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.


You should not consider investing in the Short-Term Fixed Income Fund if you are pursuing a long-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to short-term fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.





--------------------------------------------------------------------------------
                                       12

               Overview of the Short-Term Fixed Income Fund--Institutional Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 13, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Short Treasury Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range.

1 The since inception return for the Lehman Brothers Short Treasury Index is calculated from March 31, 1995.

2 As of August 31, 2001, Merrill Lynch discontinued the Merrill Lynch 1 Year Treasury Bill Index. Effective September 1, 2001, the Lehman Brothers Short Treasury Index is the Fund's primary benchmark.





YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:
1996                      5.48%
1997                      6.77%
1993                      6.54%
1999                      4.47%
2000                         8%
2001                      6.58%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 3.22% (third quarter 1998) and the lowest quarterly return for Institutional Class shares was 0.17% (fourth quarter
1998). Past performance offers no indication of how the Fund will perform in the future.







 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                        AVERAGE ANNUAL RETURNS
                                 1 Year           5 Years      Since Inception

                                                            (March 13, 1995) 1


 Institutional Class
 Return Before Taxes              6.58%            6.46%                 6.33%
-------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                    4.16%            3.95%                 3.84%

-------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   3.97%            3.91%                 3.81%

-------------------------------------------------------------------------------
 Lehman Brothers Short
 Treasury Index 2 (reflects
 no deduction for fees,
 expenses or taxes)               4.93%            5.48%                 5.57%
-------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                       13

Overview of the Short-Term Fixed Income Fund--Institutional Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fund Operating Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Short-Term Fixed Income Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.





 ANNUAL FUND OPERATING EXPENSES


                                                   PERCENTAGE OF AVERAGE
                                                        DAILY NET ASSETS

 Management Fees                                                  0.40%
-------------------------------------------------------------------------
 Distribution and Service (12b-1) Fees                             None
-------------------------------------------------------------------------

 Other Expenses                                                   0.40%
-------------------------------------------------------------------------
 Total Fund Operating Expenses                                    0.80%
-------------------------------------------------------------------------
 Less: Fee Waiver and/or Expense Reimbursements                  (0.25)%
-------------------------------------------------------------------------
 NET EXPENSES                                                     0.55% 1
-------------------------------------------------------------------------






 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $56            $230           $420           $967
----------------------------------------------------------------



--------------------------------------------------------------------------------
                                       14

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE SHORT-TERM FIXED INCOME FUND--INSTITUTIONAL CLASS



OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY


We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Short Treasury Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Short Treasury Index.

PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the Fund is generally shorter than the stated maturity (usually about 1 year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The Fund invests in US Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.


The Fund may invest up to 40% of its total assets in asset-backed securities.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issue's ability to fulfill its contracts; and

o subordinate sector weightings to individual bonds that may add above-market value.


--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.


Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

--------------------------------------------------------------------------------
                                       15

A Detailed Look at the Short-Term Fixed Income Fund--Institutional Class



OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.


The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN FIXED INCOME SECURITIES, ALONG WITH THOSE OF INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.



--------------------------------------------------------------------------------
                                       16

        A Detailed Look at the Short-Term Fixed Income Fund--Institutional Class



Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, Managing CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1992.

o Analyst specializing in taxable municipal and government investments.

o MBA, Drexel University.

Warren Davis, Managing Director of Deutsche Asset Management and
Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in mortgage- and asset-backed securities.

o MBA, Drexel University.

Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1997.

o Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

o Analyst specializing in asset-backed securities and government investments.

Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.

o Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

o Analyst specializing in asset-backed securities and government securities.




--------------------------------------------------------------------------------
                                       17

A Detailed Look at the Short-Term Fixed Income Fund--Institutional Class



The table below helps you understand the financial performance of the Institutional Class 1 shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS

                                                                                                For the Years Ended October 31,
                                                               2001           2000           1999           1998           1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $ 9.97         $ 9.96         $10.13         $10.06         $10.00
--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                         0.60           0.63           0.59           0.60           0.58
--------------------------------------------------------------------------------------------------------------------------------

 Net realized and unrealized gain (loss) on
   investment transactions                                     0.21           0.01          (0.14)          0.07           0.06

--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              0.81           0.64           0.45           0.67           0.64
================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.60)         (0.63)         (0.60)         (0.60)         (0.58)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment
   transactions                                                  --             --          (0.02)            --             --
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.60)         (0.63)         (0.62)         (0.60)         (0.58)
================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                $10.18         $ 9.97         $ 9.96         $10.13         $10.06
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                       8.39%          6.63%          4.49%          6.85%          6.61%
================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)                   $38,209        $34,476        $26,753        $20,201        $17,083
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         5.97%          6.35%          6.03%          5.92%          5.77%
--------------------------------------------------------------------------------------------------------------------------------

 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.55%          0.55%            --%            --%            --%

--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                0.55%          0.55%          0.55%          0.55%          0.53%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.80%          0.87%          1.29%          0.93%          1.09%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        129%            89%           142%            98%           186%
--------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Institutional Shares were renamed the Institutional Class.





--------------------------------------------------------------------------------
                                       18

OVERVIEW
--------------------------------------------------------------------------------
OF THE MUNICIPAL BOND FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.



INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.







MUNICIPAL BOND FUND--INSTITUTIONAL CLASS

OVERVIEW OF THE MUNICIPAL BOND FUND

Goal ................................................  19
Core Strategy .......................................  19
Investment Policies and Strategies ..................  19
Principal Risks of Investing in the Fund ............  20
Who Should Consider Investing in the Fund ...........  20
Total Returns, After Fees and Expenses ..............  21

Fees and Expenses of the Fund .......................  22


A DETAILED LOOK AT THE MUNICIPAL BOND FUND

Objective ...........................................  23
Strategy ............................................  23
Principal Investments ...............................  23
Investment Process ..................................  23
Other Investments ...................................  23
Risks ...............................................  24
Financial Highlights ................................  26






--------------------------------------------------------------------------------
                                       19

Overview of the Municipal Bond Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.


o Unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Municipal Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Municipal Bond Fund if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Municipal Bond Fund if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.






--------------------------------------------------------------------------------
                                       20

                        Overview of the Municipal Bond Fund--Institutional Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on December 13, 1991 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers 5 Year G.O Index over the last one, five and ten years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

The Lehman Brothers 5 Year G.O. Index includes over 1,400 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with minimum par amount of $5 million.


1 The since inception return for the Lehman Brothers 5 Year G.O. Index is calculated from December 31, 1991.





YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:
1992                    11.99%
1993                    12.31%
1994                    -0.99%
1995                    13.34%
1996                     5.84%
1997                     8.18%
1993                     5.44%
1999                    -1.25%
2000                     8.64%
2001                     5.34%

For the period covered in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.16% (first quarter 1995) and the lowest quarterly return for Institutional Class shares was -2.98% (first quarter
1994). Past performance offers no indication of how the Fund will perform in the future.







 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                       AVERAGE ANNUAL RETURNS

                               1 Year   5 Years    10 Years   Since Inception
                                                              (Dec. 13, 1991) 1


 Institutional Class
 Return Before Taxes           5.34%     5.20%       6.77%              7.04%
-------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                 5.29%     5.12%       6.55%              6.81%
-------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                5.13%     5.11%       6.46%              6.70%
-------------------------------------------------------------------------------
 Lehman Brothers 5
 Year G.O. Index
 (reflects no
 deduction for fees,
 expenses or taxes)            5.98%     5.31%       5.69%              5.84%
-------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                       21

Overview of the Municipal Bond Fund--Institutional Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fund Operating Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Municipal Bond Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.





 ANNUAL FUND OPERATING EXPENSES


                                                PERCENTAGE OF AVERAGE
                                                     DAILY NET ASSETS

 Management Fees                                                0.40%
-----------------------------------------------------------------------
 Distribution and Service (12b-1) Fees                            None
-----------------------------------------------------------------------

 Other Expenses                                                 0.17%
-----------------------------------------------------------------------
 Total Annual Fund Operating Expenses                           0.57% 1
-----------------------------------------------------------------------
 Less: Fee Waivers and/or Expense Reimbursements               (0.02)%
-----------------------------------------------------------------------
 NET EXPENSES                                                   0.55% 1
-----------------------------------------------------------------------





 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $56            $181           $316           $712
---------------------------------------------------------------





--------------------------------------------------------------------------------
                                       22

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE MUNICIPAL BOND FUND--INSTITUTIONAL CLASS



OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing this Fund, we generally use a `bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasts.

PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS


The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.


The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.



--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

--------------------------------------------------------------------------------
                                       23

A Detailed Look at the Municipal Bond Fund--Institutional Class



Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN MUNICIPAL SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.


Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1999.

o Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

o Analyst specializing in tax-exempt municipal bonds.

--------------------------------------------------------------------------------
                                       24

                 A Detailed Look at the Municipal Bond Fund--Institutional Class



Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.

o Prior to that, Special Assistant for Economic Development to Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.


o Analyst specializing in tax-exempt municipal bonds.


o MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1989.

o Fixed income research analyst.





--------------------------------------------------------------------------------
                                       25

A Detailed Look at the Municipal Bond Fund--Institutional Class



The table below helps you understand the financial performance of the Institutional Class 1 shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS

                                                                                                For the Years Ended October 31,
                                                               2001           2000           1999           1998           1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $10.77         $10.66         $11.30         $11.12         $10.99
--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                         0.53           0.56           0.51           0.53           0.57
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investment transactions                                     0.41           0.11          (0.59)          0.18           0.22
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              0.94           0.67          (0.08)          0.71           0.79
================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.53)         (0.56)         (0.51)         (0.53)         (0.57)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                  --             --          (0.05)            --          (0.09)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.53)         (0.56)         (0.56)         (0.53)         (0.66)
================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                $11.18         $10.77         $10.66         $11.30         $11.12
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                       8.90%          6.45%         (0.78)%         6.58%          7.49%
================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                    $442,458       $514,784       $622,896       $570,743       $361,461
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         4.80%          5.25%          4.62%          4.71%          5.19%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.55%          0.55%            --%            --%            --%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                0.55%          0.55%          0.55%          0.54%          0.54%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.57%          0.59%          0.58%          0.58%          0.61%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         27%            29%            27%            42%            67%
--------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Institutional Shares were renamed the Institutional Class.





--------------------------------------------------------------------------------
                                       26

OVERVIEW
--------------------------------------------------------------------------------
OF THE SHORT-TERM MUNICIPAL BOND FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.



INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.





SHORT-TERM MUNICIPAL BOND FUND--
INSTITUTIONAL CLASS

OVERVIEW OF THE SHORT-TERM MUNICIPAL
BOND FUND

Goal ................................................  27
Core Strategy .......................................  27
Investment Policies and Strategies ..................  27
Principal Risks of Investing in the Fund ............  28
Who Should Consider Investing in the Fund ...........  28
Total Returns, After Fees and Expenses ..............  29

Fees and Expenses of the Fund .......................  30


A DETAILED LOOK AT THE SHORT-TERM MUNICIPAL
BOND FUND

Objective ...........................................  31
Strategy ............................................  31
Principal Investments ...............................  31
Investment Process ..................................  31
Other Investments ...................................  31
Risks ...............................................  32
Financial Highlights ................................  33




--------------------------------------------------------------------------------
                                       27

Overview of the Short-Term Municipal Bond Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.


o Unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Short-Term Municipal Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Short-Term Municipal Bond Fund if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Short-Term Municipal Bond Fund if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.





--------------------------------------------------------------------------------
                                       28

             Overview of the Short-Term Municipal Bond Fund--Institutional Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since it began selling Institutional Class shares to the public on March 6, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers One-Year General Obligation Municipal Bond Index (the `Lehman Brothers Index') and the iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) over the last one and five years and since inception of Institutional Class Shares of the Fund. The Fund has changed its primary benchmark from the iMoneyNet Average to the Lehman Brothers Index because the Lehman Brothers Index more accurately reflects the duration and composition of the Fund. The Indices are a passive measure of combined stock market returns. They do not factor in the costs of buying, selling and holding securities-costs which are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The Lehman Brothers Index is a total return benchmark designed for short-term municipal assets. The index includes bonds with a minimum credit rating of BAA3 by Standard & Poor's, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.


The iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.


1 The since inception returns for the Lehman Brothers Index and the iMoneyNet All Tax-Free Money Funds Average are calculated from February 28, 1995.





YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:
1996                    5.59%
1997                    6.94%
1993                    5.13%
1999                     1.2%
2000                    6.34%
2001                    5.11%


For the period covered in the bar chart, the highest return for InstitutionalClass shares in any calendar quarter was 2.27% (second quarter
1997) and the lowest quarterly return for Institutional Class shares was -0.03% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.






 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                    AVERAGE ANNUAL RETURNS
                                  1 Year        5 Years    Since Inception
                                                         (March 6, 1995) 1


 Institutional Class
 Return Before Taxes              5.11%           4.92%            5.28%
--------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                    5.02%           4.83%            5.19%
--------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   4.79%           4.79%            5.12%
--------------------------------------------------------------------------
 Lehman Brothers Index
 (reflects no deduction for
 fees, expenses or taxes)         5.67%           4.69%            4.80%
--------------------------------------------------------------------------
 iMoneyNet All Tax-Free
 Money Funds Average
 (reflects no deduction for
 fees, expenses or taxes)         2.24%           2.93%            2.99%
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       29

Overview of the Short-Term Municipal Bond Fund--Institutional Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fund Operating Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Short-Term Municipal Bond Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.





 ANNUAL FUND OPERATING EXPENSES


                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                        0.40%
---------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
---------------------------------------------------------------

 Other Expenses                                         0.22%
---------------------------------------------------------------
 Total Annual Fund Operating Expenses                   0.62%
---------------------------------------------------------------
 Less: Fee Waivers and/or Expense Reimbursements       (0.07)%
---------------------------------------------------------------
 NET EXPENSES                                           0.55% 1
---------------------------------------------------------------





 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $56            $191           $339           $768

----------------------------------------------------------------





--------------------------------------------------------------------------------
                                       30

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE SHORT-TERM MUNICIPAL BOND FUND--INSTITUTIONAL CLASS



OBJECTIVE
The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY
In managing the Fund, we generally use a `bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax.

There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories).


INVESTMENT PROCESS
Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely upon the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

--------------------------------------------------------------------------------
                                       31

A Detailed Look at the Short-Term Municipal Bond Fund--Institutional Class



RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN MUNICIPAL SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.


Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1999.

o Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

o Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.

o Prior to that, Special Assistant for Economic Development to Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.


o Analyst specializing in tax-exempt municipal bonds.


o MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

o Joined the investment advisor in 1989.

o Fixed income research analyst.
--------------------------------------------------------------------------------
                                       32

      A Detailed Look at the Short-Term Municipal Bond Fund--Institutional Class




The table below helps you understand the financial performance of the Institutional Class 1 shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS

                                                                                                 For the Years Ended October 31,
                                                               2001           2000           1999            1998           1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $10.16         $10.11         $10.37          $10.28         $10.13
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess of) income                 0.47           0.50           0.40            0.46           0.52
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investment transactions                                     0.17           0.05          (0.26)           0.09           0.16
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              0.64           0.55           0.14            0.55           0.68
=================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.47)         (0.50)         (0.40)          (0.46)         (0.52)
---------------------------------------------------------------------------------------------------------------------------------

 Net realized gain from investment transactions                  --             --             --              --          (0.01)

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.47)         (0.50)         (0.40)          (0.46)         (0.53)
=================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                $10.33         $10.16         $10.11          $10.37         $10.28
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                       6.40%          5.52%          1.33%           5.51%          6.93%
=================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                    $154,657       $192,357       $107,427         $54,369        $19,950
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         4.60%          5.26%          3.92%           4.46%          5.14%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.55%          0.55%            --%             --%            --%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                0.55%          0.55%          0.55%           0.55%          0.53%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.62%          0.71%          0.80%           0.82%          1.02%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         63%            52%            64%             28%            95%
---------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Institutional Shares were renamed the Institutional Class.




--------------------------------------------------------------------------------
                                       33

OVERVIEW
--------------------------------------------------------------------------------
OF THE HIGH YIELD BOND FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks high current income and, as a secondary objective, capital appreciation.

CORE STRATEGY: The Fund invests primarily in USdollar-denominated high yield bonds of domestic and foreign issuers.



INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a `top-down' approach by considering macro trends in the economy and a `bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities.





HIGH YIELD BOND FUND--INSTITUTIONAL CLASS

OVERVIEW OF THE HIGH YIELD BOND FUND

Goal ................................................  34
Core Strategy .......................................  34
Investment Policies and Strategies ..................  34
Principal Risks of Investing in the Fund ............  35
Who Should Consider Investing in the Fund ...........  35
Total Returns, After Expenses .......................  36

Fees and Expenses of the Fund .......................  37


A DETAILED LOOK AT THE HIGH YIELD BOND FUND


Objectives ..........................................  38

Strategy ............................................  38
Principal Investments ...............................  38
Investment Process ..................................  38
Other Investments ...................................  39
Risks ...............................................  39
Financial Highlights ................................  41




--------------------------------------------------------------------------------
                                       34

                       Overview of the High Yield Bond Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o The lower rated fixed income securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade fixed income securities, particularly in deteriorating economic periods.

o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade fixed income securities.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

o Securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

o The market for below investment grade fixed income securities may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade fixed income securities are sold and the Fund's ability to dispose of these securities.

o Deteriorating market conditions in a particular class of fixed income securities or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of fixed income securities as an investment.

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.


WHO SHOULD CONSIDER INVESTING IN THE FUND


The High Yield Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the High Yield Bond Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in below investment grade securities, including credit risk and interest rate risk.


You should not consider investing in the High Yield Bond Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many fixed income securities have long maturity dates, but shorter average lives. Since these fixed income securities behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

--------------------------------------------------------------------------------
                                       35

Overview of the High Yield Bond Fund--Institutional Class



TOTAL RETURNS AFTER EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Institutional Class shares, for each full calendar year since the Fund's inception on March 16, 1998. The table compares the average annual return of the Fund's Institutional Class shares with that of the CS First Boston High Yield Index over the last one year and since inception of the Institutional Class Shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

1 The since inception return for the CSFirst Boston High Yield Index is calculated from March 16, 1998.






YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:
1999                    15.72%
2000                    -7.21%
2001                     8.77%


For the period covered in the bar chart, the highest return for InstitutionalClass shares was 8.47% (first quarter 2001) and the lowest quarterly return for Institutional Class shares was -8.59% (fourth quarter
2000). Past performance offers no indication of how the Fund will perform in the future.





 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                        AVERAGE ANNUAL RETURNS

                                  1 Year       Since Inception
                                              (March 16, 1998) 1

 Institutional Class
 Return Before Taxes               8.77%                3.65%
---------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                     3.90%               (1.01)%
---------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                    5.32%                0.62%
---------------------------------------------------------------
 CS First Boston High
 Yield Index (reflects no
 deduction for fees,
 expenses or taxes)                5.80%                0.28%
---------------------------------------------------------------






--------------------------------------------------------------------------------
                                       36

                       Overview of the High Yield Bond Fund--Institutional Class



FEES AND EXPENSES OF THE FUND


The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold Institutional Class shares of the High Yield Bond Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you sold your shares at the end of the period and you did not pay a redemption fee.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------
1 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.

2 The investment advisor and administrator have contractually agreed, for the 16 month period beginning October 31, 2001, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.65%.

3 For the first 12 months, the expense example takes into account fee waivers and reimbursements.




 SHAREHOLDER FEES
 (fees paid directly from your investment)

 Maximum Sales Charge Imposed on Purchases                None
----------------------------------------------------------------
 Maximum Sales Charge on Reinvested Dividends             None
----------------------------------------------------------------
 Maximum Short-Term Redemption Fee (as a percentage
 of amount redeemed, as applicable)                      2.00% 1
----------------------------------------------------------------



 ANNUAL FUND OPERATING EXPENSES

 (fees paid directly from your investment)

                                                   PERCENTAGE OF AVERAGE
                                                        DAILY NET ASSETS




 Management Fees                                                  0.50%
---------------------------------------------------------------------------
 Distribution and Service (12b-1) Fees                             None
---------------------------------------------------------------------------

 Other Expenses                                                   0.36%
---------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                             0.86%
---------------------------------------------------------------------------
 Less: Fee Waivers and/or Expense Reimbursements                 (0.21)% 2

---------------------------------------------------------------------------
 NET EXPENSES                                                     0.65%
---------------------------------------------------------------------------


 EXPENSE EXAMPLE 3

           1 Year         3 Years       5 Years        10 Years

            $66            $253           $456         $1,041
---------------------------------------------------------------





--------------------------------------------------------------------------------
                                       37

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE HIGH YIELD BOND FUND--INSTITUTIONAL CLASS




OBJECTIVES


The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY


In managing the Fund, we generally use both a `top-down' and a `bottom-up' approach to select investments. We use a `top-down' approach by considering macro trends in the economy and a `bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (`junk bonds').


PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.


INVESTMENT PROCESS

The investment process involves using both a `top-down' approach, first focusing on sector allocations and a `bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

--------------------------------------------------------------------------------

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities may be in default and are considered speculative. In the event a fixed income security is rated below investment grade by a nationally recognized statistical rating organization (`NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated below investment grade.

--------------------------------------------------------------------------------
                                       38

                A Detailed Look at the High Yield Bond Fund--Institutional Class



o assess new issues versus secondary market opportunities; and

o seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

OTHER INVESTMENTS


The Fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as `derivatives'. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives:

o in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index;

o to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the markets;

o to hedge against adverse changes in the market value of securities held by or to be bought for the Fund (Adverse changes may be caused by changing interest rates, security prices or currency exchange rates.);

o as a substitute for purchasing or selling securities or foreign currencies;

o to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

In non-hedging situations, we may also use derivative contracts to attempt to profit from anticipated market developments.


The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

RISKS


SET FORTH BELOW ARE THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN BELOW INVESTMENT GRADE FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.


Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category of a nationally recognized statistical rating organization have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.


Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.
--------------------------------------------------------------------------------
                                       39

A Detailed Look at the High Yield Bond Fund--Institutional Class




Pricing Risk. The market for below investment grade fixed income securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade fixed income securities are sold. If market quotations are not readily available, or may be unreliable, below investment grade fixed income securities will be valued in accordance with procedures established by and under the general supervision of the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.


Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.


Derivative Risks. Risks associated with derivatives include:


o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of Deutsche Asset Management.

o Joined the investment advisor in March 1998.

o Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.


--------------------------------------------------------------------------------
Currency Management may be used in an attempt to offset investment risks (`hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------
                                       40

                A Detailed Look at the High Yield Bond Fund--Institutional Class




The table below helps you understand the financial performance of the Institutional Class 1 shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS                                                                                            For the Period
                                                                                                               March 16, 1998 1
                                                                              For the Years Ended October 31,           through
                                                                      2001             2000              1999     Oct. 31, 1998

 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                               $ 8.23            $ 9.08           $ 8.71            $10.00

----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                                1.01              1.12             1.03              0.54
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                                (0.95)            (0.85)            0.37             (1.29)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                     0.06              0.27             1.40             (0.75)
==================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                               (0.98)            (1.12)           (1.03)            (0.54)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                      (0.06)               --               --                --
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                 (1.04)            (1.12)           (1.03)            (0.54)
==================================================================================================================================

 NET ASSET VALUE, END OF PERIOD                                     $ 7.25            $ 8.23           $ 9.08            $ 8.71

----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                              0.68%             2.45%           16.54%            (7.84)%
==================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                          $15,736           $29,580         $318,247           $92,668

----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                               12.44%            12.29%           11.37%             9.34% 2
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                       0.65%             0.68%              --%               --%
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                       0.65%             0.65%            0.65%             0.65% 2
----------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                       0.86%             0.72%            0.75%             0.82% 2
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               175% 3            151%             180%              131%
----------------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.
2 Annualized.
3 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.




--------------------------------------------------------------------------------
                                       41

INFORMATION
--------------------------------------------------------------------------------
CONCERNING ALL FUNDS



MANAGEMENT OF THE FUNDS


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited (`DeAMIS').


Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each Fund. As investment advisor, DeAM, Inc. makes the Funds' investment decisions. It buys and sells securities for the Funds and conducts the research that leads to these purchase and sale decisions. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the period.



                                        PERCENTAGE OF AVERAGE
 FUND                                   DAILY FUND NET ASSETS

 Fixed Income Fund                                      0.40%
-------------------------------------------------------------

 Short-Term Fixed Income Fund                           0.40%

-------------------------------------------------------------
 Municipal Bond Fund                                    0.40%
-------------------------------------------------------------
 Short-Term Municipal Bond Fund                         0.40%
-------------------------------------------------------------
 High Yield Bond Fund                                   0.50%
-------------------------------------------------------------



DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service Agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING A FUND'S SHARE PRICE


Each Fund calculates the price of its shares (also known as the `net asset value' or `NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find each Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Funds will calculate their net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       42

                                                Information Concerning all Funds




Each Fund calculates a net asset value per share for each of its classes. The formula for calculating each Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Each Fund's policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. Each Fund reserves the right to include in the dividend any short-term capital gains on securities that it sells. If a Fund recognizes net capital gain, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


   TRANSACTION                           TAX STATUS

 Income dividends                        Ordinary income
----------------------------------------------------------------

 Short-term capital gain distributions*  Ordinary income
----------------------------------------------------------------
 Long-term capital gain distributions*   Long-term capital gains
----------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.



The Municipal Bond Fund and the Short-Term Municipal Bond Fund intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.


If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

--------------------------------------------------------------------------------
                                       43

Information Concerning all Funds




In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


 TRANSACTION                    TAX STATUS


 Your sale of shares owned      Generally, long-term
 more than one year             capital gains or losses
----------------------------------------------------------------

 Your sale of shares owned      Generally, short-term capital
 for one year or less           gains or losses; losses subject
                                to special rules

----------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING
INSTITUTIONAL CLASS SHARES

Eligibility Requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, their spouses and minor children.

Investment Minimums

Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

o Employee benefit plans with assets of at least $50 million.

o Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below $50,000, for any reason other than a change in market value, the Funds reserve the right to redeem your shares, after giving you 60 days' notice. The Funds and their service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

You may buy Institutional Class shares through any financial institution that is authorized to act as a service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Deutsche Asset Management Service Center.

How to Buy and Sell Shares through Your Service Agent

Buying. You may buy Institutional Class shares through your service agent. Contact them for details on how to enter and pay for your order. The Funds' investment advisor may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services.

Selling. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

How to Buy and Sell Shares through the Deutsche Asset Management Service Center

BY MAIL

Buying. Send your check in US dollars, payable to `Fund name and Fund number' to the Service Center (the Fund names and numbers can be found on the back cover of this Prospectus. The addresses are shown below under `How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to `Deutsche Asset Management Funds,'


--------------------------------------------------------------------------------
                                       44

                                                Information Concerning all Funds




include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if the redemption proceeds will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

BY WIRE

Buying. You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. When you inform the Service Center representative of the amount of your purchase you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day.

Bank Name:                   Bankers Trust
Routing No:                  021001033
Attn:                        Deutsche Asset Management/
                             Mutual Funds
DDA No:                      00-226-296
FBO:                         (Account name)
                             (Account number)
Credit:                      (Fund Name and Fund Number)
                             The Fund names and numbers
                             can be found on the back cover
                             of this Prospectus.

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling. You may sell shares by wire only if your account is authorized to do so. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. For your protection, you may not change the destination bank account over the phone. The Service Center must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

Telephone Transactions

If your shares are in an account with the Deutsche Asset Management Service Center, you may, (1) redeem by check in any amount up to $100,000, or by wire in any amount, or (2) exchange the shares for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures may include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction your telephone transaction request will be recorded. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

How to Contact the Deutsche Asset Management Service Center

By Phone:                         1-800-730-1313
By Mail:                          Deutsche Asset Management Service Center
                                  PO Box 219210
                                  Kansas City, MO 64121-9210
By Overnight Mail:                Deutsche Asset Management Service Center
                                  210 West 10th Street, 8th floor
                                  Kansas City, MO 64105-1716

OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 AM TO 7:00 PM, (EASTERN TIME) EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS. YOU CAN REACH THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER'S AUTOMATED ASSISTANCE LINE 24 HOURS A DAY, 7 DAYS A WEEK.

--------------------------------------------------------------------------------
                                       45

Information Concerning all Funds




How to Open Your Fund Account with the Deutsche Asset Management Service Center

By Mail: Complete and sign an account application. You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to `Fund name and Fund number' to the Service Center. The Fund names and numbers can be found on the back of this Prospectus. The addresses are shown under `How to Contact the Deutsche Asset Management Service Center.'

By Wire:     Call the Service Center to set up a wire account.

Please note that your account cannot become activated until the Service Center receives a completed application.

Exchange Privilege

You can exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Funds may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. When you redeem your shares of the High Yield Bond Fund, a redemption fee may reduce the amount you receive. Read the section on the redemption fee for details on how and when this fee may be imposed. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Deutsche Asset Management Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent. (For more information on buying and selling shares, please refer to the `Important Information about Buying and Selling Institutional Class Shares' section that follows.)

PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone for amounts up to $100,000, if your account has the exchange by phone feature, or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.

Short-Term Redemption Fee

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the High Yield Bond Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). The fee will also discourage short-term investments in the High Yield Bond Fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Yield Bond Fund. The short-term redemption fee does not apply to:

o shares purchased before December 1, 2000;

o exchanges into another class of shares of the High Yield Bond Fund;

o shares acquired through reinvestment of dividends and other distributions;

o shares of the High Yield Bond Fund in an account which is closed by us because it fails to meet minimum balance requirements; and

o shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the High Yield Bond Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The High Yield Bond Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The High Yield Bond Fund will use the `first-in, first out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


--------------------------------------------------------------------------------
                                       46

                                                Information Concerning all Funds




Important Information about Buying and Selling Institutional Class Shares.

o You may buy and sell shares of the Funds through authorized service agents as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. You should contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The Funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Funds cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Funds remit proceeds from the sale of shares in US dollars. Under certain circumstances, the Funds reserve the right to redeem shares `in-kind', which means that the Fund may give you portfolio securities equal to the value of your investment rather than cash.

o The Funds do not issue share certificates.

o You may have difficulty contacting the Service Center by telephone during times of extreme economic or market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o Each Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. Each Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits a Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if the Funds determine that your purchase would be detrimental to the interests of their shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that a Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination each Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, each Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o The Funds will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on your Fund's overall performance, its current holdings and its investing strategies.



--------------------------------------------------------------------------------
                                       47

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to:


                           Deutsche Asset Management Service Center
                           P.O. Box 219210
                           Kansas City, MO64121-9210

or call toll-free:         1-800-730-1313


You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Fund Names and Numbers:
Fixed Income Fund--Institutional Class--361                     CUSIP#61735K836
Short-Term Fixed Income Fund--Institutional Class--358          CUSIP#61735K828
Municipal Bond Fund--Institutional Class--360                   CUSIP#61735K810
Short-Term Municipal Bond Fund--Institutional Class--359        CUSIP#61735K794
High Yield Bond Fund--Institutional Class--990                  CUSIP#61735K646
Morgan Grenfell Investment Trust                                INSTFIPRO (2/02)
                                                                811-8006


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

[GRAPHIC OMITTED]
Deutsche Asset Management


                                  Mutual Fund
                                   Prospectus
                                February 28, 2002
                             Class A, B and C Shares

High Yield Bond Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

[GRAPHIC OMITTED]
A Member of the
Deutsche Bank Group

OVERVIEW
--------------------------------------------------------------------------------
OF THE HIGH YIELD BOND FUND--CLASS A, B AND C

GOAL: The Fund seeks high current income and, as a secondary objective, capital appreciation.
CORE STRATEGY: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities.


HIGH YIELD BOND FUND--CLASS A, B AND C

OVERVIEW OF THE HIGH YIELD BOND FUND

Goal .................................................  3
Core Strategy ........................................  3
Investment Policies and Strategies ...................  3
Principal Risks of Investing in the Fund .............  4
Who Should Consider Investing in the Fund ............  4
Total Returns, After Fees and Expenses ...............  5
Fees and Expenses of the Fund ........................  6

A DETAILED LOOK AT THE HIGH YIELD BOND FUND


Objectives ...........................................  8
Strategy .............................................  8
Principal Investments ................................  8
Investment Process ...................................  8
Other Investments ....................................  9
Risks ................................................  9
Management of the Fund ............................... 10
Calculating the Fund's Share Price ................... 11
Performance Information .............................. 11
Dividends and Distributions .......................... 11
Tax Considerations ................................... 12
How to Choose the Class that is Right for You ........ 12
Buying and Selling Fund Shares ....................... 13
Sales Charges ........................................ 15
Financial Highlights ................................. 19


--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Class A, B and C


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade fixed income securities.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.


o Securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.


o The market for below investment grade fixed income securities may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade fixed income securities are sold and the Fund's ability to dispose of these securities.

o Deteriorating market conditions in a particular class of fixed income securities or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of fixed income securities as an investment.


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING
IN THE FUND


You should consider investing in the Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes the High Yield Bond Fund Class A Shares, Class B Shares and Class C Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center'). The Fund also offers other classes with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


--------------------------------------------------------------------------------
Effective maturity is the average life of a security. Many fixed income securities have long maturity dates, but shorter average lives. Since these fixed income securities behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.


--------------------------------------------------------------------------------

                          Overview of the High Yield Bond Fund--Class A, B and C


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B and C Shares are newly offered classes of shares with no performance history, the following bar chart shows performance of the Fund's Institutional Class Shares, from their inception date, March 16, 1998. The table compares the average annual return of the Fund's Class A, B and C Shares with that of the CS First Boston High Yield Index over the last year and since inception of Institutional Class Shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Class A Shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
In the table, the performance figures for Class A, B and C Shares are based on the historical performance of the Fund's Institutional Class Shares, adjusted to reflect the sales charges and expenses of Class A, B and C Shares.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. It is a model, not an actual portfolio.

1 Institutional Class performance is presented because Class A Shares have no performance history. The performance for the periods indicated has been adjusted to reflect the applicable expenses of the Class A Shares.

2 The average annual returns for the CS First Boston High Yield Index are calculated from March 18, 1998.



Year-by-Year Returns 1
(each full calendar year since inception)

1999      2000      2001
15.10%    -7.64%    8.28%


The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period shown in the bar chart, the Fund's highest return for Institutional Class Shares in any calendar quarter was 8.47% (first quarter 2001) and the lowest quarterly return for Institutional Class Shares was -8.59% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.


   PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                       AVERAGE ANNUAL RETURNS
                                     1 Year   Since Inception
                                            (March 16, 1998)2

 Class A Shares
 Return Before Taxes                  3.41%             1.92%
-------------------------------------------------------------
 Class A Shares
 Return After Taxes on
 Distributions                       (8.07)%           (8.98)%
-------------------------------------------------------------
 Class A Shares
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                      (4.91)%           (6.91)%
-------------------------------------------------------------
 Class B Shares                       2.32%             1.49%
-------------------------------------------------------------
 Class C Shares                       6.32%             2.25%
-------------------------------------------------------------
 CS First Boston High
 Yield Index (reflects no
 deduction for fees,
 expenses or taxes)                   5.80%             0.28%

--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Class A, B and C

FEES AND EXPENSES OF THE FUND


The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy Class A, B and C Shares.

--------------------------------------------------------------------------------
1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 0.50% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')

2 Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See the sections entitled 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')
3 You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See the section entitled 'Sales Charges--Redemption Price.')

4 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.
5 Expenses are based on the actual expenses of the Institutional Class because Class A, Class B and Class C Shares are new classes of shares that do not have a full year of operating history. For the fiscal year ended October 31, 2001 'Other Expenses' and 'Total Annual Fund Operating Expenses' were 0.36% and 0.86% respectively, of the average daily assets of the Institutional Class shares.
6 The investment advisor and administrator have contractually agreed, for the 16- month period from the Fund's fiscal year-end of October 31, 2001, to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.90% for Class A Shares and 1.65% for Class B and C Shares.


   SHAREHOLDER FEES
   (fees paid directly from your investment)

                                    Class A   Class B   Class C
                                     Shares    Shares    Shares
                                    Initial  Deferred  Deferred
                                      Sales     Sales     Sales
                                     Charge    Charge    Charge


 Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)         4.50%     None      None
--------------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)         0.50%1    5.00%2    1.00%3
--------------------------------------------------------------------------------
 Maximum Short-term Redemption
 Fee4 (as a percentage of amount
 redeemed, as applicable)              2.00%     None      None
--------------------------------------------------------------------------------



   ANNUAL FUND OPERATING EXPENSES 5
   (expenses paid from Fund assets)

                                   Class A   Class B   Class C


 Management Fees                    0.50%     0.50%     0.50%
--------------------------------------------------------------------------------
 Distribution and/or Service
 (12b-1) Fees                       0.25%     0.75%     0.75%
--------------------------------------------------------------------------------
 Other Expenses (including a 0.25%
 shareholder servicing fee for
 Class B and Class C Shares)        0.20%     0.45%     0.45%
--------------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses (before fee waivers
 and expense reimbursements)        0.95%     1.70%     1.70%
--------------------------------------------------------------------------------
 Less: Fee Waivers or Expense
 Reimbursements 6                  (0.05)%   (0.05)%   (0.05)%
--------------------------------------------------------------------------------
 NET EXPENSES                       0.90%     1.65%     1.65%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Overview of the High Yield Bond Fund--Class A, B and C


Expense Example. The example to the right illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rules for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.



EXPENSE EXAMPLE 1

   You would pay the following expenses if you redeemed your shares at the end of each period:

                      1 YEAR     3 YEARS    5 YEARS   10 YEARS


 Class A Shares         $538       $734     $  947     $1,560
-------------------------------------------------------------
 Class B Shares         $668       $831     $1,118     $1,712
-------------------------------------------------------------
 Class C Shares         $268       $531     $  918     $2,004
-------------------------------------------------------------


   You would pay the following expenses if you did not redeem your shares at the end of each period:

                      1 YEAR     3 YEARS    5 YEARS   10 YEARS


 Class A Shares         $538       $734       $947     $1,560
-------------------------------------------------------------
 Class B Shares         $168       $531       $918     $1,712
-------------------------------------------------------------
 Class C Shares         $168       $531       $918     $2,004
-------------------------------------------------------------


1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.

--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE HIGH YIELD BOND FUND--CLASS A, B AND C


OBJECTIVES


The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY


In managing the Fund, we generally use both a 'top-down' and a 'bottom-up' approach to select investments. We use a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).


Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.


INVESTMENT PROCESS

The investment process involves using both a 'top-down' approach, first focusing on sector allocations and a 'bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

--------------------------------------------------------------------------------

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities may be in default and are considered speculative. In the event a fixed income security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated below investment grade.


--------------------------------------------------------------------------------

                   A Detailed Look at the High Yield Bond Fund--Class A, B and C

o    assess new issues versus secondary market opportunities; and


o seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.


OTHER INVESTMENTS


The Fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as 'derivatives'. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives:

o in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index;

o to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the markets;

o to hedge against adverse changes in the market value of securities held by or to be bought for the Fund (Adverse changes may be caused by changing interest rates, security prices or currency exchange rates.);

o    as a substitute for purchasing or selling securities or foreign currencies;

o to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

In non-hedging situations, we may also use derivative contracts to attempt to profit from anticipated market developments.


The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

RISKS

SET FORTH BELOW ARE THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN BELOW INVESTMENT GRADE FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

Primary Risks

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.


Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category of a nationally recognized statistical rating organization have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.


Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Class A, B and C


Pricing Risk. The market for below investment grade fixed income securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade fixed income securities are sold. If market quotations are not readily available, or may be unreliable, below investment grade fixed income securities will be valued in accordance with procedures established by and under the general supervision of the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.


Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.


Derivative Risks. Risks associated with derivatives include:


o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.


MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').


Board of Trustees. A Board of Trustees supervises for the Fund all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc. with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor will receive a fee of 0.50% of the average daily net assets for its services in the fiscal year.


--------------------------------------------------------------------------------
Currency Management may be used in an attempt to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

--------------------------------------------------------------------------------

                   A Detailed Look at the High Yield Bond Fund--Class A, B and C


DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of Deutsche Asset Management

o    Joined the investment advisor in March 1998.

o Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o    keeping accurate, up-to-date records for your individual Fund account;

o    implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o    sending proxy reports and updated prospectus information to you; and

o    collecting your executed proxies.


Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.


CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method we believe most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the Class A shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.


PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Class A, B and C


DIVIDENDS AND DISTRIBUTIONS


The Fund's policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. The Fund reserves the right to include in the income distribution any short-term capital gain on securities that it sells. If the Fund recognizes net capital gain, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.


If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.


Dividends and distributions usually have the following tax status:

   TRANSACTION                              TAX STATUS

 Income dividends                           Ordinary income
-------------------------------------------------------------------
 Short-term capital gain distributions*     Ordinary income
-------------------------------------------------------------------
 Long-term capital gain distributions*      Long-term capital gains
-------------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.


If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.


In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

   TRANSACTION                     TAX STATUS


 Your sale of shares owned for   Generally, long-term
 more than one year              capital gain or losses
--------------------------------------------------------------------------------
 Your sale of shares owned       Generally, short-term capital
 for one year or less            gain or losses; losses subject to special rules
--------------------------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

HOW TO CHOOSE THE CLASS THAT IS
RIGHT FOR YOU


Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest, fees and expenses of the class and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C Shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.


--------------------------------------------------------------------------------

                   A Detailed Look at the High Yield Bond Fund--Class A, B and C


If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, there is no conversion to Class A shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class Band Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


BUYING AND SELLING FUND SHARES

To Purchase Shares


You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments


Initial Investment in Class A, B or C Shares             $2,000
Subsequent investments                                   $  100
IRA account, initial investment (there is no minimum
   for subsequent investments)                           $1,000
Initial investment for shareholders of other Deutsche
   Asset Management funds' Class A, B and C shares       $  500
Automatic investment plan, initial investment            $  250
   Weekly, semi-monthly or monthly plan
     subsequent investments                              $  100
   Quarterly plan subsequent investments                 $  250
   Semi-annual or annual plan subsequent investments $ 500 Minimum investment for qualified retirement plans
   (such as 401(k), pension or profit sharing plans)     $    0

Minimum Account balance:
   Non-retirement account                                $  500
   IRA account                                           $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right to, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.


You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the account application or contact your service agent or the Service Center.

--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Class A, B and C


To Redeem Shares


You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.


Your service agent or the Service Center may require the following documents before redeeming your shares:


o A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

o A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or securities dealers.

o Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information


Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually, under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your service agent or the Service Center for information on this plan.


Short-Term Redemption Fee


The Fund may charge a 2.00% short-term redemption fee of the value of the Class A Shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines, and other redemption related costs). The fee will also discourage short-term investments in the Fund which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to:

o    exchanges into another class of shares of the Fund;


o    shares acquired through reinvestment of dividends and other distributions;


o shares of the Fund in an account which is closed by us because it fails to meet minimum balance requirements; and


o shares held by 401(k) plans, similar individual account plans or profit sharing plans.


The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the 'first-in, first out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


--------------------------------------------------------------------------------

                   A Detailed Look at the High Yield Bond Fund--Class A, B and C


Telephone Transactions


You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form you may not exchange or redeem them by telephone.

SALES CHARGES


Purchase Price


The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:

                           Class A Sales
                          Charge as a % of
                                        Net Class B  Class C
  Amount of              Offering    Amount   Sales    Sales
  Purchase                  Price  Invested  Charge   Charge


 Less than $50,000          4.50%      4.71%   None     None
------------------------------------------------------------
 $50,000-$99,999            3.50%      3.63%   None     None
------------------------------------------------------------
 $100,000-$249,999          2.50%      2.56%   None     None
------------------------------------------------------------
 $250,000-$499,999          2.00%      2.04%   None     None
------------------------------------------------------------
 $500,000-$999,999          1.50%      1.52%   None     None
------------------------------------------------------------
 $1,000,000 and over        None       None    None     None
------------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.



The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.


Rights of Accumulation. If you are purchasing additional Class A Shares of the Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A Share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.


Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.


2) If you are exchanging an investment in Class A Shares of certain other Deutsche Asset Management funds for an investment in this Fund (see the section entitled 'Purchases by Exchange' for a description of the conditions).


--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Class A, B and C



3) If you are a current or retired Director or Trustee of this or any affiliated Fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor, a broker-dealer authorized to sell shares of the Fund or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.


4)   If you are buying shares in any of the following types of accounts:


      (i) A qualified retirement plan;

     (ii) A Deutsche Asset Management fund payroll savings program;

    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.


Purchases by Exchange


You may exchange Class A, B, or C Shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.


PLEASE NOTE THE FOLLOWING:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


o You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.


o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.


o If your shares are in a taxable account, you may have to pay taxes on the exchange.


o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule.


                      Sales Charge as a Percentage of the
                        Dollar Amount Subject to Charge
                    (as a % of the Lesser of Cost or Value)

 Years Since          Class A        Class B        Class C
 Purchase              Shares         Shares         Shares


 First                 0.50%*          5.00%          1.00%
-----------------------------------------------------------
 Second                0.50%*          4.00%           None
-----------------------------------------------------------
 Third                  None           3.00%           None
-----------------------------------------------------------
 Fourth                 None           3.00%           None
-----------------------------------------------------------
 Fifth                  None           2.00%           None
-----------------------------------------------------------
 Sixth                  None           1.00%           None
-----------------------------------------------------------
 Thereafter             None            None           None
-----------------------------------------------------------

*You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.


Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

--------------------------------------------------------------------------------

                   A Detailed Look at the High Yield Bond Fund--Class A, B and C


o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.


Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.


Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A shares. If you purchased your shares prior to January 18, 2000, your Class B shares will be converted to Class A shares six years after your purchase. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o We accept payments for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after we receive your order in proper form.


--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Class A, B and C



o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o We remit proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

o    We issue share certificates only for Class A shares and only upon request.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o We will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly.

o We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Fund's custodian closed;
     2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if we determine that your purchase would be detrimental to the interests of our shareholders. We specifically reserve the right to refuse your order if it is part of multiple purchase or exchange requests that we, in our sole discretion, deem to involve excessive trading or to be part of a market timing strategy. In making our determination, we may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, we may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.


--------------------------------------------------------------------------------

                   A Detailed Look at the High Yield Bond Fund--Class A, B and C



Institutional Class performance is presented because Class A, B and C Shares are newly offered classes of shares with no performance history. Class A, B and C Shares will have different performance. The table below helps you understand the financial performance of the Institutional Class Shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Institutional Class Share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



   FINANCIAL HIGHLIGHTS                                                                                          For the Period
                                                                                                               March 16, 1998 1
                                                                        For the Years Ended October 31,                 through
                                                                 2001             2000              1999       October 31, 1998
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD                          $ 8.23            $ 9.08           $ 8.71                 $10.00
-------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                           1.01              1.12             1.03                   0.54
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                           (0.95)            (0.85)            0.37                  (1.29)
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                0.06              0.27             1.40                  (0.75)
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                                          (0.98)            (1.12)           (1.03)                 (0.54)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                 (0.06)               --               --                     --
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                            (1.04)            (1.12)           (1.03)                 (0.54)
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                $ 7.25            $ 8.23           $ 9.08                 $ 8.71
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                         0.68%             2.45%           16.54%                 (7.84)%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s omitted)                     $15,736           $29,580         $318,247                $92,668
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
 Net investment income                                          12.44%            12.29%           11.37%                  9.34%2
-------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                  0.65%             0.68%              --%                    --%
-------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                  0.65%             0.65%            0.65%                  0.65%2
-------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                  0.86%             0.72%            0.75%                  0.82%2
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          175% 3            151%             180%                   131%
-------------------------------------------------------------------------------------------------------------------------------

1   Commencement of operations.
2   Annualized.
3 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                           Deutsche Asset Management Service Center
                           P.O. Box 219210
                           Kansas City, MO 64121-9210
or call toll-free:         1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

High Yield Bond Fund--Class A                                      CUSIP#
High Yield Bond Fund--Class B                                      CUSIP#
High Yield Bond Fund--Class C                                      CUSIP#
Morgan Grenfell Investment Trust


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

1734PRO (02/02)
811-8006

                                                                  [LOGO OMITTED]
                                                       DEUTSCHE ASSET MANAGEMENT

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                                   Premier Class

High Yield Bond Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

OVERVIEW
--------------------------------------------------------------------------------
OF THE HIGH YIELD BOND FUND--PREMIER CLASS

GOAL: The Fund seeks high current income and, as a secondary objective, capital appreciation.
CORE STRATEGY: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities.





HIGH YIELD BOND FUND--PREMIER CLASS

OVERVIEW OF THE HIGH YIELD BOND FUND

Goal .................................................  3
Core Strategy ........................................  3
Investment Policies and Strategies ...................  3
Principal Risks of Investing in the Fund .............  4
Who Should Consider Investing in the Fund ............  4
Total Returns, After Fees and Expenses ...............  5

Fees and Expenses of the Fund ........................  6


A DETAILED LOOK AT THE HIGH YIELD BOND FUND


Objectives ...........................................  7

Strategy .............................................  7
Principal Investments ................................  7
Investment Process ...................................  7
Other Investments ....................................  8
Risks ................................................  8
Management of the Fund ...............................  9
Calculating the Fund's Share Price ................... 10
Performance Information .............................. 10
Dividends and Distributions .......................... 10
Tax Considerations ................................... 11
Buying and Selling Fund Shares ....................... 11
Financial Highlights ................................. 14

--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Premier Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade fixed income securities.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

o Securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

o The market for below investment grade fixed income securities may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade fixed income securities are sold and the Fund's ability to dispose of these securities.

o Deteriorating market conditions in a particular class of fixed income securities or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of fixed income securities as an investment.

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.


--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many fixed income securities have long maturity dates, but shorter average lives. Since these fixed income securities behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.



WHO SHOULD CONSIDER INVESTING
IN THE FUND

The High Yield Bond Fund--Premier Class requires a minimum investment of $5 million. You may only invest in the Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. You should consider investing in the High Yield Bond Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in the High Yield Bond Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests only in investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


--------------------------------------------------------------------------------

                             Overview of the High Yield Bond Fund--Premier Class


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows Premier Class shares' actual total return for each full calendar year since the Fund began selling Premier Class shares. The table compares the average annual return of the Fund's Premier Class shares with that of the CS First Boston High Yield Index over the last year and since inception of Premier Class shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Premier Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market. It is a model, not an actual portfolio.

1 The average annual returns for the CS First Boston High Yield Index is calculated from March 18, 1998.


Year-by-Year Returns
(each full calendar year since inception)

2001
8.94%


For the period shown in the bar chart, the Fund's highest return of Premier Class shares in any calendar quarter was 8.51% (first quarter 2001) and its lowest quarterly return was -5.56% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.




   PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                         AVERAGE ANNUAL RETURNS
                                      1 Year    Since Inception
                                            (October 31, 2000)1

 Premier Class
 Return Before Taxes                   8.94%              3.69%
---------------------------------------------------------------
 Premier Class
 Return After Taxes on
 Distributions                         4.00%             (1.52)%
---------------------------------------------------------------
 Premier Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                        5.42%              0.42%
---------------------------------------------------------------
 CS First Boston
 High Yield Index
 (reflects no deduction for
 fees, expenses or taxes)              5.80%              3.14%
---------------------------------------------------------------


--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Premier Class



FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Premier Class shares of High Yield Bond.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.



--------------------------------------------------------------------------------

1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that expenses will not exceed 0.50%.

2 For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.


   ANNUAL FEES AND EXPENSES

                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS


 Management Fees                                        0.50%
-------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                None
-------------------------------------------------------------
 Other Expenses                                         0.21%
-------------------------------------------------------------
 Total Fund Operating Expenses                          0.71%
-------------------------------------------------------------
 Less: Fee Waivers and/or Expense Reimbursements       (0.21)%
-------------------------------------------------------------
 NET EXPENSES                                           0.50%1
-------------------------------------------------------------


   EXPENSE EXAMPLE 2


           1 Year         3 Years       5 Years        10 Years
            $51            $206           $374           $863


--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE HIGH YIELD BOND FUND--PREMIER CLASS



OBJECTIVES


The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY


In managing the Fund, we generally use both a 'top-down' and a 'bottom-up' approach to select investments. We use a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).


Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.


INVESTMENT PROCESS

The investment process involves using both a 'top-down' approach, first focusing on sector allocations and a 'bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;


--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.



--------------------------------------------------------------------------------

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities may be in default and are considered speculative. In the event a fixed income security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated below investment grade.


--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class


o    assess new issues versus secondary market opportunities; and


o seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.


OTHER INVESTMENTS


The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as 'derivatives'. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives:

o in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index;

o to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the markets;

o to hedge against adverse changes in the market value of securities held by or to be bought for the Fund (Adverse changes may be caused by changing interest rates, security prices or currency exchange rates.);

o    as a substitute for purchasing or selling securities or foreign currencies;

o to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

In non-hedging situations, we may also use derivative contracts to attempt to profit from anticipated market developments.


The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

RISKS


SET FORTH BELOW ARE THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN BELOW INVESTMENT GRADE FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.


Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category of a nationally recognized statistical rating organization have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.


Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.


Pricing Risk. The market for below investment grade fixed income securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade fixed income securities are sold. If market quotations are not readily available,



--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

--------------------------------------------------------------------------------

                      A Detailed Look at the High Yield Bond Fund--Premier Class



or may be unreliable, below investment grade fixed income securities will be valued in accordance with procedures established by and under the general supervision of the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.


Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.


Derivative Risks. Risks associated with derivatives include:


o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').


Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received 0.50% of the Fund's average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

--------------------------------------------------------------------------------
Currency Management may be used in an attempt to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class


Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of Deutsche Asset Management.

o    Joined the investment advisor in March 1998.

o Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, either DeAM, Inc. or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o    keeping accurate, up-to-date records for your individual Fund account;

o    implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o    sending proxy reports and updated prospectus information to you; and

o    collecting your executed proxies.


Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.


CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.


The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns on days when you cannot buy or sell Fund shares may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method we believe most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


The Fund's policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. The Fund reserves the right to include in the distribution any short-term capital gain on securities that it sells. If the Fund recognizes net capital gain, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually. The Fund may also pay dividends and capital gains



--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------

                      A Detailed Look at the High Yield Bond Fund--Premier Class



distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes capital gain distributions, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Deutsche Asset Management Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


   TRANSACTION                              TAX STATUS


 Income dividends                           Ordinary income
-------------------------------------------------------------------
 Short-term capital gain distributions*     Ordinary income
-------------------------------------------------------------------
 Long-term capital gain distributions*      Long-term capital gains
-------------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale (including a redemption or exchange) of Fund shares is generally a taxable transaction for you:


   TRANSACTION                     TAX STATUS


 Your sale of shares owned for   Generally, long-term
 more than one year              capital gain or losses
--------------------------------------------------------------------------------
 Your sale of shares owned       Generally, short-term capital
 for one year or less            gain or losses; losses subject to special rules
--------------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING FUND SHARES


You may only invest in the Premier Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data.

How to contact the Deutsche Asset Management
Service Center:

By Phone                        1-800-730-1313

By Mail                         Deutsche Asset Management
                                Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121

By Overnight Mail               Deutsche Asset Management
                                Service Center
                                210 West 10th Street, 8th floor
                                Kansas City, MO 64105-1716


OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 A.M. TO 7:00 P.M. EASTERN TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS.


--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class


Minimum Account Investments

To open an account                                   $5 million
To add to an account                                 $1 million
Minimum account balance                              $1 million

Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Fund you have selected to the Service Center. The addresses are shown under 'How to contact the Deutsche Asset Management
                Service Center.'

By Wire         Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:


Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Service Center. The addresses are shown in the section entitled 'How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.


Selling: To sell by mail, send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:                  021001033
Attn:                         Deutsche Asset Management/
                              Mutual Funds
DDA No.:                      00-226-296
FBO:                          (Account name)
                              (Account number)
Credit:                       High Yield Bond--
                              Premier Class 1730

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares


o You may buy and sell shares of the Fund through authorized service agents as well as directly from us. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay


--------------------------------------------------------------------------------

                      A Detailed Look at the High Yield Bond Fund--Premier Class


for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


o We accept payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from date of purchase while we wait for your check to clear.


o    We process all sales orders free of charge.


o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after we receive your order in proper form.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.


o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.


o We remit proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.


o    We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.


o We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if we determine that your purchase would be detrimental to the interests of our shareholders. We specifically reserve the right to refuse your order if it is part of multiple purchase or exchange requests that we, in our sole discretion, deem to involve excessive trading or to be part of a market timing strategy. In making our determination, we may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, we may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege: You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.


PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


o You may make the exchange by phone, only if your account has the exchange by phone feature, or by letter or wire.


o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.

--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class



The table below provides a picture of the Fund's Premier Class shares financial performance for the last fiscal year. The information selected reflects financial results for a single Premier Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Premier Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.





   FINANCIAL HIGHLIGHTS
                                                                                       For the Year Ended
                                                                                       October 31, 2001 1
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                                                $ 8.23
---------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                                                               0.98
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                             (0.92)
---------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                    0.06
---------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                                                                              (0.99)
-----------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions                                                     (0.06)
---------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                                (1.05)
---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                                                                       $7.24
---------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                             0.68%
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of year (000s omitted)                                                          $330,849
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
 Net investment income                                                                              12.53%
---------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (includes interest expense paid by the Fund)           0.50%
---------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (excludes interest expense paid by the Fund)           0.50%
---------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements (includes interest expense paid by the Fund)          0.71%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                              175%2
---------------------------------------------------------------------------------------------------------

1   Commencement of operations was October 31, 2000.
2 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                           Deutsche Asset Management Service Center
                           P.O. Box 219210
                           Kansas City, MO 64121-9210
or call toll-free:         1-800-730-1313



You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


High Yield Bond Fund--Premier Class
Morgan Grenfell Investment Trust




Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

CUSIP#61735K547
1730PRO(02/02)
811-8006

[GRAPHIC OMITTED]
Deutsche Asset Management

[GRAPHIC OMITTED]
World Map

                                  Mutual Fund
                                   Prospectus
                                February 28, 2002

                               Institutional Class

Total Return Bond Fund

[GRAPHIC OMITTED]
A Member of the
Deutsche Bank Group

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

OVERVIEW
--------------------------------------------------------------------------------
OF TOTAL RETURN BOND FUND--INSTITUTIONAL CLASS

GOAL: The Fund seeks total return.
CORE STRATEGY: The Fund invests primarily in US dollar-denominated investment grade bonds of US and foreign issuers.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its objective by investing in a core 'asset class' consisting of US dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or 'junk' bonds) of US and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in US or foreign currencies. The investment advisor employs a team approach in allocating the Fund's assets among the various fixed income sectors or 'asset classes.' The Fund will revert to a core portfolio of US dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes.

TOTAL RETURN BOND FUND--INSTITUTIONAL CLASS

OVERVIEW OF THE TOTAL RETURN BOND FUND

Goal .................................................  3
Core Strategy ........................................  3
Investment Policies and Strategies ...................  3
Principal Risks of Investing in the Fund .............  4
Who Should Consider Investing in the Fund ............  4
Total Returns, After Fees and Expenses ...............  5
Fees and Expenses of the Fund ........................  5

A DETAILED LOOK AT TOTAL RETURN BOND FUND

Objective ............................................  6
Strategy .............................................  6
Principal Investments ................................  6
Investment Process ...................................  7
Other Investments ....................................  8
Prior Performance of a Similar
   Composite Portfolio ...............................  8
Risks ................................................  9
Management of the Fund ............................... 11
Calculating the Fund's Share Price ................... 13
Performance Information .............................. 13
Dividends and Distributions .......................... 13
Tax Considerations ................................... 13
Buying and Selling Institutional Class Shares ........ 14
Financial Highlights ................................. 17

--------------------------------------------------------------------------------
                                        3

Overview of Total Return Bond Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio. If interest rates increase, slower than expected principal payments may extend the average life of fixed income securities having the effect of locking in a below-market interest rate.

o As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income.

o The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

o Since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Additional risks, common to all investing, such as security selection risk, market risk, maturity risk, liquidity risk and regulatory risk are set forth in the 'Primary Risks' section of this prospectus.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example in addition to liquidity and regulatory risk:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

o Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies; or

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

Total Return Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking total return higher than US investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds. You should not consider investing in Total Return Bond Fund if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in US investment grade fixed income securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
                                        4

                         Overview of Total Return Bond Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The Fund does not have a full calendar year of annual operating performance to report.

FEES AND EXPENSES OF THE FUND
(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold shares of Total Return Bond Fund--Institutional Class.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 The Fund will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Deutsche High Yield Bond Fund or the Deutsche Emerging Markets Debt Fund, affiliated mutual funds. The Fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

2 Because the Fund has no operating history prior to the date of this Prospectus, these expenses are based on estimated amounts for the current fiscal year.

3 The investment advisor and administrator have agreed, for the period October 30, 2000 to February 28, 2003, to waive their fees and reimburse expenses so that total expenses will not exceed 0.60%.

4 For the first year, the expense example takes into account fee waivers and reimbursements.

   ANNUAL FUND OPERATING EXPENSES

                                        PERCENTAGE OF AVERAGE
                                           DAILY NET ASSETS 1
-------------------------------------------------------------
 Management Fees                                        0.45%
-------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
-------------------------------------------------------------
 Other Expenses 2                                       0.37%
-------------------------------------------------------------
 Total Annual Fund Operating Expenses                   0.82%
-------------------------------------------------------------
 Less: Fee Waivers or Expense Reimbursements            (0.22)%3
-------------------------------------------------------------
 NET EXPENSES                                           0.60%
-------------------------------------------------------------

   EXPENSE EXAMPLE 4

           1 Year                             3 Years
-----------------------------------------------------
            $61                                  $240
-----------------------------------------------------

--------------------------------------------------------------------------------
                                        5

A DETAILED LOOK
--------------------------------------------------------------------------------
AT TOTAL RETURN BOND FUND--INSTITUTIONAL CLASS

OBJECTIVE

The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund attempts to produce a total return higher than that of mutual funds that invest only in US investment grade fixed income securities. The Fund does this by investing in a core 'asset class' consisting of US dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or 'junk' bonds) of US and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in US or foreign currencies and may be of any maturity.

The investment advisor employs a team approach in allocating the Fund's assets among the various asset classes. Using risk/return analysis, the team evaluates foreign markets, high yield and emerging debt opportunities relative to the US investment grade fixed income market and sets allocation targets monthly for each asset class. Sector specialists then evaluate the relative value of purchase candidates given the distinct characteristics of the relevant asset class. The Fund will revert to a core portfolio of US dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes. In implementing these strategies, the Fund may engage in active and frequent trading of portfolio securities resulting in a high portfolio turnover rate.

The Fund has received an exemptive order with the Securities and Exchange Commission which would permit it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund to gain exposure to US and foreign high yield bonds, including high yield bonds of issuers in emerging markets. The Deutsche High Yield Bond Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt Fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets. The strategies, principal investments and investment processes for the Fund's investments in high yield bonds and emerging debt opportunities are substantially similar to those used by the High Yield Bond Fund and Emerging Markets Debt Fund.

PRINCIPAL INVESTMENTS

Under normal conditions, the Fund invests at least 80% of its assets in fixed income securities. The Fund primarily invests in US dollar-denominated investment grade fixed income securities. The Fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments.

--------------------------------------------------------------------------------
Fixed income securities are investment grade if, at the time of purchase:

o They are rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization;

o    They have received a comparable short-term or other rating; or

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.

The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of over-the-counter derivative contracts.

Fixed income securities are rated below investment grade or are considered high yield if they are rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities are considered speculative, may not be paying interest currently and may be in default. In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade.

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

The three fixed income asset classes that the Fund will invest in are US dollar-denominated investment grade fixed income securities, foreign investment grade fixed income securities and below investment grade fixed income securities of US and foreign issuers including those in countries with new or emerging securities markets.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

--------------------------------------------------------------------------------
                                        6

                  A Detailed Look at Total Return Bond Fund--Institutional Class


The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies.

Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign sovereign bank loans), preferred stocks, performing and non-performing loans, non-convertible preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

The Fund's high yield component may also consist of performing and non-performing loans, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies. With respect to emerging market debt investments, the Fund invests primarily in sovereign debt.

At times, the Fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ('CMOs').

INVESTMENT PROCESS

The investment advisor employs a team approach to allocate the Fund's assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. We refer to both as the investment advisor.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issue's credit quality, debt structure, option value and liquidity risks. We look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the Fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The investment advisor seeks to identify those securities that will offer, in its opinion, the greatest potential for capital appreciation on a three-month outlook. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------
                                        7

A Detailed Look at Total Return Bond Fund--Institutional Class

OTHER INVESTMENTS

The Fund may purchase securities on a when-issued basis and engage in short sales.

The Fund may use various instruments commonly known as 'derivatives' as secondary investments. In particular, the Fund may use forward currency transactions and currency options. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o when we believe they offer an economical means of gaining exposure to a particular securities market or index (e.g., as a substitute for purchasing or selling securities or foreign currencies);

o to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market;

o to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

o to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

o in non-hedging situations, to attempt to profit from anticipated market developments. This is commonly referred to as 'leveraging.'

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

PRIOR PERFORMANCE OF A SIMILAR
COMPOSITE PORTFOLIO

Set forth below is certain composite information regarding the performance for certain periods of portfolios, each of which is advised by Deutsche Asset Management, Inc. ('DeAM, Inc.'), the Fund's investment advisor. These accounts are collectively referred to as the Enhanced Core Fixed--Fully Enhanced Composite or 'Composite.' In managing the Fund, the investment advisor will employ substantially the same investment objectives, policies and strategies that are employed in managing the Composite. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to the Composite. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows which are different from those of the Composite. Moreover, the method of calculating the performance of the Composite, which values its assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of the Composite. Certain of these factors may adversely affect the Fund's performance.

The Composite is comprised of all portfolios managed on a fully discretionary basis by DeAM, Inc. that employ substantially the same investment objectives, policies and strategies that will be employed in managing the Fund. In order to be included in the Composite, accounts must have more than $25 million in assets.

The performance information presented below for the Composite includes the combined performance of the portfolios over various periods of time since January 1, 1995. Of the accounts comprising the Composite over the periods shown, none have been operational for the entire six year period indicated. Accounts over $25 million were added to the Composite at their inception or at the time when their investment objectives became substantially similar to those of the Fund. Eligible new portfolios were added to the Composite immediately following the first complete month the account was managed by DeAM, Inc.. Accounts were deleted from the Composite when their investment mandate changed or when the account was terminated.

Expenses incurred in the operation of the Composite are paid directly by its investors rather than by the Composite. The performance results for the Composite were calculated gross of the fees borne in managing the Composite and have been adjusted to reflect an overall expense ratio of 0.60%, which is

--------------------------------------------------------------------------------
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, and swaps.

Effective Maturity is the estimated average life of a security. Many bonds have long maturity dates but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

--------------------------------------------------------------------------------
                                        8

                  A Detailed Look at Total Return Bond Fund--Institutional Class


the same as that expected to be borne by the Institutional Class shares of the Fund. Returns of the Composite are compared to the Lehman Brothers Aggregate Bond Index. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. Both the returns of the Composite and the Index reflect the reinvestment of dividends and distributions.

   CALENDAR YEAR PERFORMANCE
   (each full calendar year since inception)

                      Lehman
                    Brothers               Number     Composite
                   Aggregate                   of     Assets at
         Composite      Bond           Portfolios        End of
           Returns     Index            at End of        Period
   Year with Fees1   Returns Difference  Period 2  ($ millions)
---------------------------------------------------------------
 1995        19.34%   18.48%      0.86%       1            50.4
---------------------------------------------------------------
 1996         5.64%    3.61%      2.03%       2           148.9
---------------------------------------------------------------
 1997         9.40%    9.68%     (0.28)%      3           226.5
---------------------------------------------------------------
 1998         7.01%    8.87%     (1.66)%      5         1,599.5
---------------------------------------------------------------
 1999         0.52%   (0.84)%     1.36%       7           702.5
---------------------------------------------------------------
 2000        10.96%   11.63%     (0.67)%     13         2,508.2
---------------------------------------------------------------
 2001         8.48%    8.44%      0.04%      16         4,115.6
---------------------------------------------------------------

1 The prior performance of the Composite was calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ('AIMR').

2 Since its inception on January 1, 1995, the Composite has been composed of as few as one and as many as seven portfolios depending on the time period. For example, for the period since inception to October 1996, the Composite was composed of only one portfolio.

   PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                               Since Inception
                              1 Year      5 Years  (Jan. 1995)
--------------------------------------------------------------
 Composite Returns
 with Fees                      8.48%       7.21%        8.64%
--------------------------------------------------------------
 Index Returns                  8.44%       7.43%        8.38%
--------------------------------------------------------------

The performance data represents the prior performance of the Composite, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

RISKS

SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities, including collateralized mortgage obligations.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities, including collateralized mortgage obligations.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

--------------------------------------------------------------------------------
                                        9

A Detailed Look at Total Return Bond Fund--Institutional Class

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of certain securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US

o Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Risk Related to Investing in Below Investment Grade Securities. Below investment grade securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in below investment grade securities.

Non-Diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund may be more susceptible to developments affecting any single issuer or portfolio security.

Secondary Risks

Derivative Risks. Risks associated with derivatives include:

o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for leveraging, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for leveraging involve greater risks than bond investments.


--------------------------------------------------------------------------------
Currency management may be used in an attempt to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

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                                       10

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                  A Detailed Look at Total Return Bond Fund--Institutional Class


Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities, which the investment advisor believes possess volatility characteristics similar to those being hedged. Short selling may produce a higher than normal portfolio turnover that may result in increased transaction costs to the Fund and gains from the sale of securities deemed to have been held for less than three months. Such gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing below investment grade corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor will receive 0.45% of the Fund's average daily net assets for its services in a fiscal year. The investment advisor may reimburse a portion of its fee during the period.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund services, retail and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of DeAM, Inc. and Lead Manager of the Fund

o Portfolio Manager of the Fund's US investment grade fixed income investments.

o    Joined the investment advisor in 1989.

o    Chief Investment Officer of the fixed income group (US) of DeAM, Inc.

o    Member of the Fund's asset allocation team.

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A Detailed Look at Total Return Bond Fund--Institutional Class




J. Christopher Gagnier, Managing Director of DeAM, Inc. and Co-Manager of the
Fund

o Portfolio Manager of the Fund's corporate securities and asset backed securities investments.

o    Joined the investment advisor in 1997.

o    Fixed income specialist, Paine Webber, from 1984 to 1997.

o    Member of the Fund's asset allocation team.

Steve Ilott, Director of DeAM, Inc. and Co-Manager of the Fund

o Portfolio Manager and product manager of enhanced core fixed income investments.

o    Joined the investment advisor in 1998.

o Manager of global fixed income and currency portfolios at Robert Fleming & Co. from 1988 to 1998.

o    12 years of investment industry experience.

o    Member of the Fund's asset allocation team.

Andrew Cestone, Director of DeAM, Inc. and Co-Manager of the Fund

o    Portfolio Manager of the Fund's US high yield investments.

o    Joined the investment advisor in 1998.

o Investment Analyst, Phoenix Investment Partners, from 1997 to 1998 and Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

o    Member of the Fund's asset allocation team.

Ian Clarke, Director of DeAMIS and Co-Manager of the Fund

o Portfolio Manager of the Fund's foreign investment grade fixed income investments.

o    Joined the investment advisor in 1999.

o Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that Director, United Bank of Kuwait plc, from 1983 to 1992.

o    Chief Investment Officer of the fixed income group (U.K.) of DeAMIS.

o    14 years of investment industry experience.

o    Member of the Fund's asset allocation team.

David Dowsett, Portfolio Manager of DeAMIS and Co-Manager of the Fund

o    Portfolio Manager of the Fund's emerging markets debt investments.

o    Joined the investment advisor in 1994.

o    6 years of industry experience.

o    Member of the Fund's asset allocation team.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent-- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o    keeping accurate, up-to-date records for your individual Fund account;

o    implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o    sending proxy reports and updated prospectus information to you; and

o    collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc. Service agents may charge additional fees to investors for those services not otherwise included in the service agent's servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust. The Fund has received an exemptive order with the Securities and Exchange Commission which permits it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund for the purpose of gaining exposure to domestic and foreign below investment grade fixed income securities, including high yield securities of issuers in emerging markets. The Fund will operate in a structure commonly known as a 'fund of funds.' This means that the Fund pursues its objective by investing in other mutual funds as well as in individual securities. As a fund of funds, the Fund will incur its own direct expenses, in addition to bearing indirectly a proportionate share of the expenses incurred by the underlying funds in which it invests.

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                                       12

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                  A Detailed Look at Total Return Bond Fund--Institutional Class


CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Prices for securities owned by the Fund that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. The Fund reserves the right to include in the dividend any short-term capital gains on securities that it sells. If the Fund recognizes net capital gain, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes capital gain distributions, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, notify the Deutsche Asset Management Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

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                                       13

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A Detailed Look at Total Return Bond Fund--Institutional Class



Dividends and distributions usually have the following tax status:

   TRANSACTION                              TAX STATUS
-------------------------------------------------------------------
 Income dividends                           Ordinary income
-------------------------------------------------------------------
 Short-term capital gain distributions*     Ordinary income
-------------------------------------------------------------------
 Long-term capital gain distributions*      Long-term capital gains
-------------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or exchange) is generally a taxable transaction for you:


   TRANSACTION                   TAX STATUS
-------------------------------------------------------------------
 Your sale of shares owned       Generally, long-term
 more than one year              capital gains or losses
-------------------------------------------------------------------
 Your sale of shares owned       Generally, short-term capital
 for one year or less            gains or losses; losses subject
                                 to special rules
-------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING
INSTITUTIONAL CLASS SHARES

Eligibility Requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, their spouses and minor children.

Investment Minimums

Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

o    Employee benefit plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares, after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

You may buy Institutional Class shares through any financial institution that is authorized to act as a service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Deutsche Asset Management Service Center.

How to Buy and Sell Shares through Your Service Agent

Buying. You may buy Institutional Class shares through your service agent. Contact them for details on how to enter and pay for your order. The Fund's investment advisor may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services.

Selling. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

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                  A Detailed Look at Total Return Bond Fund--Institutional Class


How to Buy and Sell Shares through the Deutsche Asset Management Service Center

BY MAIL

Buying. Send your check in US dollars, payable to 'Total Return Bond Fund--Institutional Class (1727) to the Service Center. The addresses are shown below under 'How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds,' include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if the redemption proceeds will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

BY WIRE

Buying. You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day.

Bank Name:                      Bankers Trust
Routing No:                     021001033
Attn:                           Deutsche Asset Management/
                                Mutual Funds
DDA No:                         00-226-296
FBO:                            (Account name)
                                (Account number)
Credit:                         Total Return Bond Fund--
                                Institutional Class (1727)

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling. You may sell shares by wire only if your account is authorized to do so. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. For your protection, you may not change the destination bank account over the phone. The Service Center must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

Telephone Transactions

If your shares are in an account with the Deutsche Asset Management Service Center, you may, (1) redeem by check in any amount up to $100,000, or by wire in any amount, or (2) exchange the shares for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures may include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction your telephone transaction request will be recorded. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

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                                       15

A Detailed Look at Total Return Bond Fund--Institutional Class



How to Contact the Deutsche Asset Management Service Center

By Phone:                  1-800-730-1313

By Mail:                   Deutsche Asset Management
                           Service Center
                           PO Box 219210
                           Kansas City, MO 64121-9210

By Overnight Mail:         Deutsche Asset Management
                           Service Center
                           210 West 10th Street, 8th floor
                           Kansas City, MO 64105-1716

OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 AM TO 7:00 PM, (EASTERN TIME) EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS. YOU CAN REACH THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER'S AUTOMATED ASSISTANCE LINE 24 HOURS A DAY, 7 DAYS A WEEK.

How to Open Your Fund Account with the Deutsche Asset Management Service Center

By Mail: Complete and sign an account application. You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to 'Total Return Bond Fund--Institutional Class (1727)' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.'

By Wire:                Call the Service Center to set up a wire account.

Please note that your account cannot become activated until the Service Center receives a completed application.

Exchange Privilege. You can exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Deutsche Asset Management Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent. (For more information on buying and selling shares, please refer to the 'Important Information about Buying and Selling Institutional Class Shares' section below.)

PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone for amounts up to $100,000, if your account has the exchange by phone feature, or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.

Important Information about Buying and Selling Institutional Class Shares.

o You may buy and sell shares of the Fund through authorized service agents as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. You should contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

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                                       16

                  A Detailed Look at Total Return Bond Fund--Institutional Class


o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you portfolio securities equal to the value of your investment rather than cash.

o    The Fund does not issue share certificates.

o You may have difficulty contacting the Service Center by telephone during times of extreme economic or market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.

FINANCIAL HIGHLIGHTS

The Fund does not have a full calendar year of annual operating performance to report.

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                                       17

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

Additional information about the Fund's investments will be made available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission ('SEC') and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                           Deutsche Asset Management Service Center
                           P.O. Box 219210
                           Kansas City, MO64121-9210
or call toll-free:         1-800-730-1313


You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Total Return Bond Fund--Institutional Class
Morgan Grenfell Investment Trust

Distributed by:                                CUSIP #61735K554
ICC Distributors, Inc.                         1727PRO (2/02)
Two Portland Square                            811-8006
Portland, ME 04101

[GRAPHIC OMITTED]
Deutsche Asset Management

[GRAPHIC OMITTED]
World Map

                                  Mutual Fund
                                   Prospectus
                                February 28, 2002

                                  Premier Class

Total Return Bond Fund

[GRAPHIC OMITTED]
A Member of the
Deutsche Bank Group

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

OVERVIEW
--------------------------------------------------------------------------------
OF TOTAL RETURN BOND FUND--PREMIER CLASS

GOAL: The Fund seeks total return.
CORE STRATEGY: The Fund invests primarily in US dollar-denominated investment grade bonds of US and foreign issuers.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its objective by investing in a core "asset class" consisting of US dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or 'junk' bonds) of US and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in US or foreign currencies. The investment advisor employs a team approach in allocating the Fund's assets among the various fixed income sectors or 'asset classes.' The Fund will revert to a core portfolio of US dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes.

TOTAL RETURN BOND FUND--PREMIER CLASS

OVERVIEW OF THE TOTAL RETURN BOND FUND

Goal .................................................  3
Core Strategy ........................................  3
Investment Policies and Strategies ...................  3
Principal Risks of Investing in the Fund .............  4
Who Should Consider Investing in the Fund ............  4
Total Returns, After Fees and Expenses ...............  5
Fees and Expenses of the Fund ........................  5

A DETAILED LOOK AT TOTAL RETURN BOND FUND

Objective ............................................  6
Strategy .............................................  6
Principal Investments ................................  6
Investment Process ...................................  7
Other Investments ....................................  8
Prior Performance of a Similar
   Composite Portfolio ...............................  8
Risks ................................................  9
Management of the Fund ............................... 11
Calculating the Fund's Share Price ................... 13
Performance Information .............................. 13
Dividends and Distributions .......................... 13
Tax Considerations ................................... 13
Buying and Selling Premier Class Shares .............. 14
Financial Highlights ................................. 16

--------------------------------------------------------------------------------
                                        3

Overview of Total Return Bond Fund--Premier Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio. If interest rates increase, slower than expected principal payments may extend the average life of fixed income securities having the effect of locking in a below-market interest rate.

o As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income.

o The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

o Since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Additional risks, common to all investing, such as security selection risk, market risk, maturity risk, liquidity risk and regulatory risk are set forth in the 'Primary Risks' section of this prospectus.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example in addition to liquidity risk and regulatory risk:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

o Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies; or

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

Total Return Bond Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking total return higher than US investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds. You should not consider investing in Total Return Bond Fund if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in US investment grade fixed income securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
                                        4

                               Overview of Total Return Bond Fund--Premier Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The Fund does not have a full calendar year of annual operating performance to report.

FEES AND EXPENSES OF THE FUND
(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold shares of Total Return Bond Fund--Premier Class.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 The Fund will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Deutsche High Yield Bond Fund or the Deutsche Emerging Markets Debt Fund, affiliated mutual funds. The Fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

2 Because the Fund has no operating history prior to the date of this Prospectus, these expenses are based on estimated amounts for the current fiscal year.

3 The investment advisor and administrator have agreed, for the period October 30, 2000 to February 28, 2003, to waive their fees and reimburse expenses so that total expenses will not exceed 0.45%.

4 For the first year, the expense example takes into account fee waivers and reimbursements.

   ANNUAL FUND OPERATING EXPENSES

                                        PERCENTAGE OF AVERAGE
                                           DAILY NET ASSETS 1
-------------------------------------------------------------
 Management Fees                                        0.45%
-------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
-------------------------------------------------------------
 Other Expenses 2                                       0.33%
-------------------------------------------------------------
 Total Annual Fund Operating Expenses                   0.78%
-------------------------------------------------------------
 Less: Fee Waivers or Expense Reimbursements            (0.33)%3
-------------------------------------------------------------
 NET EXPENSES                                           0.45%
-------------------------------------------------------------



   EXPENSE EXAMPLE 4

           1 Year                             3 Years
-----------------------------------------------------
            $46                                 $216
-----------------------------------------------------

--------------------------------------------------------------------------------
                                        5

A DETAILED LOOK
--------------------------------------------------------------------------------
AT TOTAL RETURN BOND FUND--PREMIER CLASS

OBJECTIVE

The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund attempts to produce a total return higher than that of mutual funds that invest only in US investment grade fixed income securities. The Fund does this by investing in a core 'asset class' consisting of US dollar-denominated, investment grade fixed income securities. The Fund allocates its remaining assets among foreign investment grade fixed income securities and below investment grade fixed income securities (high yield or 'junk' bonds) of US and foreign issuers, including those in countries with new or emerging securities markets. Securities may be denominated in US or foreign currencies and may be of any maturity.

The investment advisor employs a team approach in allocating the Fund's assets among the various asset classes. Using risk/return analysis, the team evaluates foreign markets, high yield and emerging debt opportunities relative to the US investment grade fixed income market and sets allocation targets monthly for each asset class. Sector specialists then evaluate the relative value of purchase candidates given the distinct characteristics of the relevant asset class. The Fund will revert to a core portfolio of US dollar-denominated investment grade fixed income securities if the team believes the core asset class will add value relative to the other asset classes. In implementing these strategies, the Fund may engage in active and frequent trading of portfolio securities resulting in a high portfolio turnover rate.

The Fund has received an exemptive order with the Securities and Exchange Commission which would permit it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund to gain exposure to US and foreign high yield bonds, including high yield bonds of issuers in emerging markets. The Deutsche High Yield Bond Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt Fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets. The strategies, principal investments and investment processes for the Fund's investments in high yield bonds and emerging debt opportunities are substantially similar to those used by the High Yield Bond Fund and Emerging Markets Debt Fund.

PRINCIPAL INVESTMENTS

Under normal conditions, the Fund invests at least 80% of its assets in fixed income securities. The Fund primarily invests in US dollar-denominated investment grade fixed income securities. The Fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments.

The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies.

--------------------------------------------------------------------------------
Fixed income securities are investment grade if, at the time of purchase:

o They are rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization;

o    They have received a comparable short-term or other rating; or

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.

The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of over-the-counter derivative contracts.

Fixed income securities are rated below investment grade or are considered high yield if they are rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities are considered speculative, may not be paying interest currently and may be in default. In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade.

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

The three fixed income asset classes that the Fund will invest in are US dollar-denominated investment grade fixed income securities, foreign investment grade fixed income securities and below investment grade fixed income securities of US and foreign issuers including those in countries with new or emerging securities markets.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

--------------------------------------------------------------------------------
                                        6

                        A Detailed Look at Total Return Bond Fund--Premier Class


Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans), non-convertible preferred stocks, performing and non-performing loans and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

The Fund's high yield component may also consist of performing and non-performing loans, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies. With respect to emerging market debt investments, the Fund invests primarily in sovereign debt.

At times, the Fund invests a large percentage of its assets in mortgage-backed securities, including collateralized mortgage obligations.

INVESTMENT PROCESS

The investment advisor employs a team approach to allocate the Fund's assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. We refer to both as the investment advisor.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issue's credit quality, debt structure, option value and liquidity risks. We look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the Fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation, and political climate. The investment advisor seeks to identify those securities that will offer, in its opinion, the greatest potential for capital appreciation on a three-month outlook. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------
                                        7

A Detailed Look at Total Return Bond Fund--Premier Class



OTHER INVESTMENTS

The Fund may also purchase securities on a when-issued basis and engage in short sales.

The Fund may use various instruments commonly known as 'derivatives' as secondary investments. In particular, the Fund may use forward currency transactions and currency options. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o when we believe they offer an economical means of gaining exposure to a particular securities market or index (e.g., as a substitute for purchasing or selling securities or foreign currencies);

o to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market;

o to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

o to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

o in non-hedging situations, to attempt to profit from anticipated market developments. This is commonly referred to as 'leveraging.'

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

PRIOR PERFORMANCE OF A SIMILAR
COMPOSITE PORTFOLIO

Set forth below is certain composite information regarding the performance for certain periods of portfolios, each of which is advised by Deutsche Asset Management, Inc. ('DeAM, Inc.'), the Fund's investment advisor. These accounts are collectively referred to as the Enhanced Core Fixed -- Fully Enhanced Composite or 'Composite.' In managing the Fund, the investment advisor will employ substantially the same investment objectives, policies and strategies that are employed in managing the Composite. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to the Composite. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows which are different from those of the Composite. Moreover, the method of calculating the performance of the Composite, which values its assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of the Composite. Certain of these factors may adversely affect the Fund's performance.

The Composite is comprised of all portfolios managed on a fully discretionary basis by DeAM, Inc. that employ substantially the same investment objectives, policies and strategies that will be employed in managing the Fund. In order to be included in the Composite, accounts must have more than $25 million in assets.

The performance information presented below for the Composite includes the combined performance of the portfolios over various periods of time since January 1, 1995. Of the accounts comprising the Composite over the periods shown, none have been operational for the entire six year period indicated. Accounts over $25 million were added to the Composite at their inception or at the time when their investment objectives became substantially similar to those of the Fund. Eligible new portfolios were added to the Composite immediately following the first complete month the account was managed by DeAM, Inc. Accounts were deleted from the Composite when their investment mandate changed or when the account was terminated.

--------------------------------------------------------------------------------
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, and swaps.

Effective Maturity is the estimated average life of a security. Many bonds have long maturity dates but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

--------------------------------------------------------------------------------
                                        8

                        A Detailed Look at Total Return Bond Fund--Premier Class


Expenses incurred in the operation of the Composite are paid directly by its investors rather than by the Composite. The performance results for the Composite were calculated gross of the fees borne in managing the Composite and have been adjusted to reflect an overall expense ratio of 0.45%, which is the same as that expected to be borne by the Premier Class shares of the Fund. Returns of the Composite are compared to the Lehman Brothers Aggregate Bond Index. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. Both the returns of the Composite and the Index reflect the reinvestment of dividends and distributions.

   CALENDAR YEAR PERFORMANCE
   (each full calendar year since inception)

                      Lehman
                    Brothers               Number       Composite
                   Aggregate                   of       Assets at
         Composite      Bond           Portfolios          End of
           Returns     Index            at End of          Period
 Year  with Fees 1   Returns Difference  Period 2    ($ millions)
-----------------------------------------------------------------
 1995        19.52%  18.48%      1.04%        1              50.4
-----------------------------------------------------------------
 1996         5.79%   3.61%      2.18%        2             148.9
-----------------------------------------------------------------
 1997         9.56%   9.68%     (0.12)%       3             226.5
-----------------------------------------------------------------
 1998         7.17%   8.87%     (1.70)%       5           1,599.5
-----------------------------------------------------------------
 1999         0.67%  (0.84)%     1.51%        7             702.5
-----------------------------------------------------------------
 2000        11.12%  11.63%     (0.51)%      13           2,508.2
-----------------------------------------------------------------
 2001         8.64%   8.44%      0.20%       16           4,115.6
-----------------------------------------------------------------

1 The prior performance of the Composite was calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ('AIMR').

2 Since its inception in January 1, 1995, the Composite has been composed of as few as one and as many as seven portfolios depending on the time period. For example, for the period since inception to October 1996, the Composite was composed of only one portfolio.

   PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                              Since Inception
                             1 Year    5 Years   (Jan. 1995)
------------------------------------------------------------
 Composite Returns
 with Fees                     8.64%      7.37%        8.80%
------------------------------------------------------------
 Index Returns                 8.48%      7.43%        8.38%
------------------------------------------------------------

The performance data represents the prior performance of the Composite, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

RISKS

SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-Index related securities, including collateralized mortgage obligations.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities, including collateralized mortgage obligations.

--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

--------------------------------------------------------------------------------
                                        9

A Detailed Look at Total Return Bond Fund--Premier Class



Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of certain securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US

o Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Risk Related to Investing in Below Investment Grade Securities. Below investment grade securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in below investment grade securities.

Non-Diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund may be more susceptible to developments affecting any single issuer or portfolio security.

Secondary Risks

Derivative Risks. Risks associated with derivatives include:

o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.

--------------------------------------------------------------------------------
Currency management may be used in an attempt to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

--------------------------------------------------------------------------------
                                       10

                        A Detailed Look at Total Return Bond Fund--Premier Class


The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for leveraging, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for leveraging involve greater risks than bond investments.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities, which the investment advisor believes possess volatility characteristics similar to those being hedged. Short selling may produce a higher than normal portfolio turnover that may result in increased transaction costs to the Fund and gains from the sale of securities deemed to have been held for less than three months. Such gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code.

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing below investment grade corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor will receive 0.45% of the Fund's average daily net assets for its services in a fiscal year. The investment advisor may reimburse a portion of its fee during the period.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund services, retail and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of DeAM, Inc. and Lead Manager of the Fund

o Portfolio Manager of the Fund's US investment grade fixed income investments.

o    Joined the investment advisor in 1989.

o    Chief Investment Officer of the fixed income group (US) of DeAM, Inc.

o    Member of the Fund's asset allocation team.

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                                       11

A Detailed Look at Total Return Bond Fund--Premier Class



J. Christopher Gagnier, Managing Director of DeAM, Inc. and Co-Manager of the
Fund

o Portfolio Manager of the Fund's corporate securities and asset backed securities investments.

o    Joined the investment advisor in 1997.

o    Fixed income specialist, Paine Webber; 1984 to 1997.

o    Member of the Fund's asset allocation team.

Steve Ilott, Director of DeAM, Inc. and Co-Manager of the Fund

o Portfolio Manager and product manager of enhanced core fixed income investments.

o    Joined the investment advisor in 1998.

o Manager of global fixed income and currency portfolios at Robert Fleming & Co.; 1988 to 1998.

o    12 years of investment industry experience.

o    Member of the Fund's asset allocation team.

Andrew Cestone, Director of DeAM, Inc. and Co-Manager of the Fund

o    Portfolio Manager of the Fund's US high yield investments.

o    Joined the investment advisor in 1998.

o Investment Analyst, Phoenix Investment Partners; 1997 to 1998 and Credit Officer, asset based lending group, Fleet Bank; 1995 to 1997.

o    Member of the Fund's asset allocation team.

Ian Clarke, Director of DeAMIS and Co-Manager of the Fund

o Portfolio Manager of the Fund's foreign investment grade fixed income investments.

o    Joined the investment advisor in 1999.

o Executive Director, Morgan Stanley Dean Witter; 1992 to 1999 and prior to that Director, United Bank of Kuwait plc; 1983 to 1992.

o    Chief Investment Officer of the fixed income group (U.K.) of DeAMIS.

o    14 years of investment industry experience.

o    Member of the Fund's asset allocation team.

David Dowsett, Portfolio Manager of DeAMIS and Co-Manager of the Fund

o    Portfolio Manager of the Fund's emerging markets debt investments.

o    Joined the investment advisor in 1994.

o    6 years of industry experience.

o    Member of the Fund's asset allocation team.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o    keeping accurate, up-to-date records for your individual Fund account;

o    implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o    sending proxy reports and updated prospectus information to you; and

o    collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc. Service agents may charge additional fees to investors for those services not otherwise included in the service agent's servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust. The Fund received an exemptive order with the Securities and Exchange Commission which permits it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund for the purpose of gaining exposure to domestic and foreign below investment grade fixed income securities, including high yield securities of issuers in emerging markets. The Fund will operate in a structure commonly known as a 'fund of funds.' This means that the Fund pursues its objective by investing in other mutual funds as well as in individual securities. As a fund of funds, the Fund will incur its own direct expenses, in addition to bearing indirectly a proportionate share of the expenses incurred by the underlying funds in which it invests.

--------------------------------------------------------------------------------
                                       12

                        A Detailed Look at Total Return Bond Fund--Premier Class


CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Prices for securities owned by the Fund that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. The Fund reserves the right to include in the dividend any short-term capital gains on securities that it sells. If the Fund recognizes net capital gain, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes capital gain distributions, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, notify the Deutsche Asset Management Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                        13

A Detailed Look at Total Return Bond Fund--Premier Class



Dividends and distributions usually have the following tax status:

   TRANSACTION                              TAX STATUS
-------------------------------------------------------------------
 Income dividends                           Ordinary income
-------------------------------------------------------------------
 Short-term capital gain distributions*     Ordinary income
-------------------------------------------------------------------
 Long-term capital gain distributions*      Long-term capital gains
-------------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or exchange) is generally a taxable transaction for you:


   TRANSACTION                 TAX STATUS
--------------------------------------------------------------------------------
 Your sale of shares owned     Generally, long-term
 more than one year            capital gains or losses
--------------------------------------------------------------------------------
 Your sale of shares owned     Generally, short-term capital
 for one year or less          gains or losses; losses subject to special rules
--------------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING PREMIER CLASS SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management:

By Phone:                       1-800-730-1313

By Mail:                        Deutsche Asset Management
                                Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121

By Overnight Mail:              Deutsche Asset Management
                                Service Center
                                210 West 10th Street, 8th floor
                                Kansas City, MO 64105-1716

OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 A.M. TO 7:00 P.M. EASTERN TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS.

Minimum Account Investments

To open an account                                   $5 million
To add to an account                                 $1 million
Minimum account balance                              $1 million

Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Fund you have selected to the Service Center. The addresses are shown under 'Contacting the Mutual Fund Service Center of Deutsche Asset Management Funds.'

By Wire:             Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Service Center. The addresses are shown in this section under 'Contacting the Mutual Fund Service Center of Deutsche Asset Management.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Mutual Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.

--------------------------------------------------------------------------------
                                       14

                        A Detailed Look at Total Return Bond Fund--Premier Class


Selling: To sell by mail send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:                  021001033
Attn:                         Deutsche Asset Management/
                              Mutual Funds
DDA No.:                      00-226-296
FBO:                          (Account name)
                              (Account number)
Credit:                       Total Return Bond--
                              Premier Class (1726)

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents as well as directly from us. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm Eastern time the next business day, we have the right to cancel your order; hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

o The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o We reserve the right to close your account on 30 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent of the Service Center for more information.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

--------------------------------------------------------------------------------
                                       15

A Detailed Look at Total Return Bond Fund--Premier Class

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

o    The Fund does not issue share certificates.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your Premier Class shares for certain other shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Deutsche Asset Management Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent.

PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone if your account has the exchange by phone feature or by letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

FINANCIAL HIGHLIGHTS

The Fund does not have a full calendar year of annual operating performance to report.

--------------------------------------------------------------------------------
                                       16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Additional information about the Fund's investments will be made available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                           Deutsche Asset Management
                           Service Center
                           P.O. Box 219210
                           Kansas City, MO 64121-9210
or call toll-free:         1-800-730-1313


You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Total Return Bond Fund--Premier Class
Morgan Grenfell Investment Trust

Distributed by:                                 CUSIP #61735K547
ICC Distributors, Inc.                          1726PRO (02/02)
Two Portland Square                             811-8006
Portland, ME 04101

                                                       DEUTSCHE ASSET MANAGEMENT


[GRAPHIC OMITTED]
                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                                Investment Class


INTERNATIONAL SELECT EQUITY FUND
EUROPEAN EQUITY FUND



[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                          A Member of the
representation to the contrary is a criminal                 DEUTSCHE BANK GROUP
offense.]                                                    [LOGO OMITTED]

TABLE OF CONTENTS
-----------------

INTERNATIONAL SELECT EQUITY FUND ....................   3
EUROPEAN EQUITY FUND ................................  11
INFORMATION CONCERNING BOTH FUNDS ...................  19
Management of the Funds .............................  19
Calculating a Fund's Share Price ....................  19
Short-Term Redemption Fee ...........................  20
Performance Information .............................  20
Dividends and Distributions .........................  20
Tax Considerations ..................................  21
Buying and Selling Fund Shares ......................  21




--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
OF THE INTERNATIONAL SELECT EQUITY FUND--INVESTMENT CLASS


GOAL: The Fund invests for capital appreciation.

CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks offering, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.




INTERNATIONAL SELECT EQUITY FUND--
INVESTMENT CLASS

OVERVIEW OF THE INTERNATIONAL SELECT
EQUITY FUND

Goal ................................................   3
Core Strategy .......................................   3
Investment Policies and Strategies ..................   3
Principal Risks of Investing in the Fund ............   4
Who Should Consider Investing in the Fund ...........   4
Total Returns, After Fees and Expenses ..............   5
Fees and Expenses of the Fund .......................   6

A DETAILED LOOK AT THE INTERNATIONAL SELECT
EQUITY FUND

Objective ...........................................   7
Strategy ............................................   7
Principal Investments ...............................   7
Investment Process ..................................   7
Other Investments ...................................   7
Risks ...............................................   8
Portfolio Managers ..................................   9
Financial Highlights ................................  10




--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Investment Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in these markets.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the International Select Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



--------------------------------------------------------------------------------

              Overview of the International Select Equity Fund--Investment Class



TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by comparing the Fund's Investment Class performance with a broad based measure of market performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on October 29, 1999. The table compares the average annual return of the Fund's Investment Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE(R) Index since inception. The MSCI EAFE(R) Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

1 MSCI EAFE(R) Index performance is calculated from March 1, 1999.


YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:

2000    (14.81)%
2001    (16.86)%

For the period covered in the bar chart, the Fund's highest return in any calendar quarter was 13.46% (first quarter 2001) and its lowest quarterly return was -14.51% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.




 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                           AVERAGE ANNUAL RETURNS
                                  1 Year          Since Inception
                                             (October 29, 1999) 1

 Investment Class
 Return Before Taxes              (16.86)%                (2.49)%

------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions                    (16.86)%                (4.35)%
------------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   (10.27)%                (2.70)%
------------------------------------------------------------------
 MSCI EAFE(R)Index

 (reflects no deduction
 for fees, expenses or taxes)     (21.44)%               (11.88)%

------------------------------------------------------------------





--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Investment Class



FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the International Select Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%. This waiver excludes interest charges on fund borrowings.

2 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Funds.

3 For the first 12 months, the expense example takes into account fee waivers and reimbursements.




 ANNUAL FEES AND EXPENSES

                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                        0.70%
---------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
---------------------------------------------------------------
 Other Expenses (including a 0.25%
 shareholder servicing fee)                             0.71%
---------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                   1.41% 1
---------------------------------------------------------------



 SHAREHOLDER FEES
 (fees paid directly from your investment)

 Maximum Sales Charge
 Imposed on Purchases                                  None
---------------------------------------------------------------
 Maximum Sales Charge on
 Reinvested Dividends                                  None
---------------------------------------------------------------
 Maximum Short-Term Redemption Fee
 (as a percentage of amount redeemed,
 as applicable)                                        2.00% 2
---------------------------------------------------------------



 EXPENSE EXAMPLE 3

           1 Year         3 Years       5 Years        10 Years

           $144            $446           $771         $1,691
---------------------------------------------------------------






--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE INTERNATIONAL SELECT EQUITY FUND--INVESTMENT CLASS



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion.

Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set for each security a target price objective (our opinion of the intrinsic value of the security) and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Market Capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Investment Class



We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that we believe most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.
--------------------------------------------------------------------------------

       A Detailed Look at the International Select Equity Fund--Investment Class



Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o the use of futures and options for non-hedging purposes involve greater risks than stock investments.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director, Deutsche Asset Management, and Lead Manager of the Fund.

o Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.

o 13 years of investment industry experience.

o Fluent in German, French, Italian and Spanish.

o Masters in Economics and Business Administration from Freiburg University.

Richard Wilson, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.

o 14 years investment industry experience.

o Member of the Global Equity Portfolio Team and Head of Global Utility
  Research.

o UK & Pan European manager.

o BA from Exeter University.

James Pulsford, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1984.

o 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

o BA from Oxford University

Amy Low, Assistant Vice President, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1997. Prior to that, was a credit analyst with OCBC from 1994 to 1997.

o Eight years of investment industry experience.

o Chartered Financial Analyst.

o Bachelor of Business (Hons) degree from the Nanyang Technological University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1995.

o Seven years of investment industry experience.

o Asia-Pacific analyst.

o MA from Cambridge University.



--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Investment Class



The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past fiscal year. Certain information selected reflects financial results for a single Investment Class shares of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS

                                                                                                 For the Years Ended October 31,
                                                                                                  2001                      2000

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                                                             $21.31                    $18.09
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                                                              -- 1                    0.01
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and foreign currencies                   (5.08)                     3.49
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                (5.08)                     3.50
=================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net realized gain from investment transactions                                                  (1.99)                    (0.28)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                             (1.99)                    (0.28)
=================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                                                   $14.24                    $21.31
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                        (25.88)%                   19.41%
=================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                                                         $9,661                    $9,430
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                                                            0.12%                     0.04%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                   1.41%                     1.28%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                                                   1.40%                     1.28%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                   1.41%                     1.28%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                           220%                      233%
---------------------------------------------------------------------------------------------------------------------------------

1 Amount rounds to less than $0.01 per share.






--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
OF THE EUROPEAN EQUITY FUND--INVESTMENT CLASS


GOAL: The Fund invests for capital appreciation.

CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.




EUROPEAN EQUITY FUND--INVESTMENT CLASS
OVERVIEW OF THE EUROPEAN EQUITY FUND

Goal ................................................  11
Core Strategy .......................................  11
Investment Policies and Strategies ..................  11
Principal Risks of Investing in the Fund ............  12
Who Should Consider Investing in the Fund ...........  12
Total Returns, After Fees and Expenses ..............  13
Fees and Expenses of the Fund .......................  14

A DETAILED LOOK AT THE EUROPEAN EQUITY FUND

Objective ...........................................  15
Strategy ............................................  15
Principal Investments ...............................  15
Investment Process ..................................  15
Other Investments ...................................  16
Risks ...............................................  16
Portfolio Managers ..................................  17
Financial Highlights ................................  18




--------------------------------------------------------------------------------

Overview of the European Equity Fund--Investment Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.








WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.




--------------------------------------------------------------------------------

                          Overview of the European Equity Fund--Investment Class



TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by comparing the Fund's Investment Class performance with a broad based measure of market performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began to sell its Investment Class shares to the public on December 23, 1999.

The table compares the average annual return of the Fund's Investment Class shares with that of the Morgan Stanley Capital International (MSCI) Europe Index since inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

1 Past performance is not indicative of future results. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings
(IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

2 MSCI Europe Index performance is calculated from December 31, 1999.





YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:
2000     88.32% 1
2001    (27.70)%

For the period shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 95.45% (first quarter 2000) and the lowest quarterly return for Investment Class shares was -3.93% (second quarter 2000). Past performance offers no indication of how the Fund will perform in the future.



 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                         AVERAGE ANNUAL RETURNS
                                  1 Year        Since Inception
                                            (December 23, 1999) 2


 Investment Class
 Return Before Taxes              (27.70)%               17.36% 1

-----------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions                    (27.70)%               17.07%
-----------------------------------------------------------------
 Investment Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   (16.87)%               14.03%
-----------------------------------------------------------------
 MSCI Europe Index

 (reflects no deduction
 for fees, expenses or taxes)     (19.90)%             (14.34)%

-----------------------------------------------------------------




--------------------------------------------------------------------------------

Overview of the European Equity Fund--Investment Class



FEES AND EXPENSES OF THE FUND
(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses tables to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the European Equity Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual investment return and costs may be higher or lower.

--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%. This waiver excludes 0.03% of interest charges on fund borrowings.

2 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Funds.

3 For the first 12 months, the expense example takes into account fee waivers and reimbursements.



 ANNUAL FEES AND EXPENSES

                                         PERCENTAGE OF AVERAGE
                                              DAILY NET ASSETS

 Management Fees                                        0.70%
----------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                None
----------------------------------------------------------------
 Other Expenses (including a 0.25%
 shareholder servicing fee)                             1.18%
----------------------------------------------------------------
 Total Annual Fund Operating Expenses                   1.88%
----------------------------------------------------------------

 Less:Fee Waivers and/or Expense
 Reimbursements                                        (0.35)% 1

----------------------------------------------------------------
 NET EXPENSES                                           1.53%
----------------------------------------------------------------



 SHAREHOLDER FEES
 (fees paid directly from your investment)

 Maximum Sales Charge
 Imposed on Purchases                                  None
--------------------------------------------------------------
 Maximum Sales Charge on
 Reinvested Dividends                                  None
--------------------------------------------------------------
 Maximum Short-Term Redemption Fee
 (as a percentage of amount redeemed,
 as applicable)                                        2.00% 2
--------------------------------------------------------------



 EXPENSE EXAMPLE 3

           1 Year         3 Years       5 Years        10 Years

           $156            $557           $984         $2,173
---------------------------------------------------------------


--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE EUROPEAN EQUITY FUND--INVESTMENT CLASS



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe including the countries that make up the MSCI Europe Index. The Fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe.

The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.


The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

o stock price relative to the company's rate of earnings growth;

o valuation relative to other European companies and market averages;

o valuation relative to global peers;

o merger and acquisition trends.


--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

The MSCI Europe Index track stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherland, Norway, Spain, Sweden, Switzerland and the United Kingdom.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Investment Class



In implementing this strategy, the Fund may experience a high portfolio turnover rate. The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

OTHER INVESTMENTS

We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING AND EMERGING MARKETS INVESTING, ALONG WITH THOSE OF INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
--------------------------------------------------------------------------------

                   A Detailed Look at the European Equity Fund--Investment Class



Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o the use of futures and options for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Portfolio Managers

Clare Brody, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund.

o Joined Deutsche Asset Management in 1993 and the Fund in December 1999.

o Portfolio manger with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

o Eleven years of investment industry experience.

o BS, Cornell University.

Matthias Knerr, CFA, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 1995 and the Fund in December 1999.

o Seven years of investment industry experience.

o Finance and international business undergraduate degree from Pennsylvania State University.

o Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 1996 and the Fund in August 2000.

o Eight years of investment industry experience.

o Previously, Praktikant with McKinsey & Co.; 1995.

o BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard University-Tufts University.

o Emerging Market and Neur Markt analyst.

--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Investment Class



The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.




 FINANCIAL HIGHLIGHTS                                                                                           For the Period
                                                                                               For the        December 23, 1999 1
                                                                                            Year Ended                  through
                                                                                      October 31, 2001         October 31, 2000

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                                                           $27.11                   $14.63
----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                                                            0.03                     0.04
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                                                            (7.55)                   11.48
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                (7.52)                   11.52
==================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                                                           (0.41)                      --
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                             (0.41)                      --
==================================================================================================================================
 Other capital changes 2                                                                            --                     0.96

 NET ASSET VALUE, END OF PERIOD                                                                 $19.18                   $27.11
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                        (28.17)%                  85.30%
==================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)                                                      $13,411                  $29,739
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                                                            0.24%                    0.36% 3
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                   1.53%                    1.54% 3
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                                                   1.50%                    1.50% 3
----------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                   1.88%                    2.07% 3
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                           238%                     377%
----------------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 Represents one-time gain from accounting for cancellation of certain shareholder trades.

3 Annualized.




--------------------------------------------------------------------------------

INFORMATION
--------------------------------------------------------------------------------
CONCERNING BOTH FUNDS



MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisors. Under the supervision of the Board of Trustees, DeAMIS with headquarters at One Appold Street, London, England, acts as investment advisor for the International Select Equity Fund. DeAM, Inc. with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the European Equity Fund. Each Fund's investment advisor makes each Fund's investment decisions. Each Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each investment advisor received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year.

                                        PERCENTAGE OF AVERAGE
                                        DAILY FUND NET ASSETS

 International Select Equity Fund                       0.70%
-------------------------------------------------------------
 European Equity Fund                                   0.70%
-------------------------------------------------------------


DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional and retail clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.

DeAMIS and DeAM, Inc. are each indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent --performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Service agents include brokers, financial advisors, or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business. You can find each Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.



--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------

Information Concerning both Funds



Each Fund calculates a net asset value per share for each of its classes. The formula for calculating each Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

SHORT-TERM REDEMPTION FEE

The Funds may charge a short-term redemption fee equal to 2.00% of the net asset value of shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Funds for expenses directly related to short-term redemption of shares, discourages short-term investments in the Funds and facilitates portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Funds. The short-term redemption fee does not apply to Investment Class Shares:

o purchased before January 1, 2002;

o exchanged into another class of shares of your respective Fund;

o acquired through reinvestment of dividends and other distributions;

o in an account which is closed because the account fails to meet minimum balance requirements; and

o held by qualified employer retirement plans such as 401(k) plans and profit sharing plans.

The short-term redemption fee applies to shares held through omnibus accounts. With regard to these accounts, the Funds reserve the right, in their sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Funds will make this determination after considering, among other things, the Funds' costs of processing redemptions from these accounts. You should consult with your omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Funds will use the 'first-in, first out' method to determine your holding period of Investment Class Shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Funds earn net investment income or recognize net long-term or short-term capital gains, their policy is to distribute to shareholders substantially all of that income and capital gains at least annually. The Funds reserve the right to include in the income distribution any short-term capital gains or securities that they sell. The Funds may also pay dividends and capital gains distributions at other times if necessary for the Funds to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. Each Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

--------------------------------------------------------------------------------

                                               Information Concerning both Funds



TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by each Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Funds. Every year each Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have the dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

 TRANSACTION                                TAX STATUS

 Income dividends                           Ordinary income
-------------------------------------------------------------------
 Short-term capital gains distributions*    Ordinary income
-------------------------------------------------------------------
 Long-term capital gains distributions*     Long-term capital gains
-------------------------------------------------------------------

*Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.


If more than 50% of a Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US Federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

 TRANSACTION                     TAX STATUS

 Your sale of shares owned       Generally, long-term
 more than one year              capital gains or losses
--------------------------------------------------------------
 Your sale of shares owned       Generally, short-term capital
 for one year or less            gains or losses; losses
 special rules                   subject to
--------------------------------------------------------------


By law, each Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment advisor, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments

Initial investment                                       $2,000
Subsequent investments                                   $  100
IRA account, initial investment there is no
   minimum for subsequent investments                    $1,000
Initial investment for shareholders of other
   Deutsche Asset Management Funds'
   Investment Class Shares                               $  500
Automatic investing plan, initial investment             $  250
   Bi-weekly or monthly plan subsequent investments      $  100
   Quarterly plan subsequent investments                 $  250
   Semi-annual plan subsequent investments               $  500
Minimum investment for qualified retirement plans
   (such as 401(k), pension or profit sharing plans)     $    0
Minimum Account balance:
   Non-retirement account                                $  500
   IRA account                                           $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.


--------------------------------------------------------------------------------

Information Concerning both Funds



Important Information about Buying and Selling Shares

o You may buy and sell shares of a Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The payment of redemption proceeds (and the processing of exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

o We process all sales orders free of charge.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

o We remit proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

o We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

o We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.


o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on your Fund's overall performance, its current holdings and its investing strategies.


o We accept payment for shares in US dollars, by check or by electronic bank transfer.Please note, we do not accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or service agents involved.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times a calendar year. Each Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read carefully. You may order exchanges over the phone only if account is authorized to do so. You will receive a written confirmation of each transaction from your service agent.

PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, if your account has the exchange by phone feature, or letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.



--------------------------------------------------------------------------------

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to:

                     Deutsche Asset Management Service Center
                     P.O. Box 219210
                     Kansas City, MO64121-9210
or call toll-free:   1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


International Select Equity Fund--Investment Class             CUSIP#61735K695
European Equity Fund--Investment Class                         CUSIP#61735K679
Morgan Grenfell Investment Trust                               INVINTLPRO (2/02)
                                                               811-8006

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       DEUTSCHE ASSET MANAGEMENT


[GRAPHIC OMITTED]


                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                             Institutional Class


INTERNATIONAL SELECT EQUITY FUND
EUROPEAN EQUITY FUND
EMERGING MARKETS EQUITY FUND



[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                          [GRAPHIC OMITTED]
representation to the contrary is a criminal                 A Member of the
offense.]                                                    DEUTSCHE BANK GROUP

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTERNATIONAL SELECT EQUITY FUND ....................   3
EUROPEAN EQUITY FUND ................................  11

EMERGING MARKETS EQUITY FUND ........................  19
INFORMATION CONCERNING ALL FUNDS ....................  28
Management of the Funds .............................  28
Calculating a Fund's Share Price ....................  29
Short-Term Redemption Fee ...........................  29
Performance Information .............................  29

Dividends and Distributions .........................  30
Tax Considerations ..................................  30

Buying and Selling Fund Shares ......................  30







--------------------------------------------------------------------------------
                                        2

OVERVIEW
--------------------------------------------------------------------------------
OF THE INTERNATIONAL SELECT EQUITY FUND--INSTITUTIONAL CLASS


GOAL: The Fund invests for capital appreciation.

CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.




INTERNATIONAL SELECT EQUITY FUND--INSTITUTIONAL CLASS

OVERVIEW OF THE INTERNATIONAL SELECT
EQUITY FUND

Goal ................................................   3
Core Strategy .......................................   3
Investment Policies and Strategies ..................   3
Principal Risks of Investing in the Fund ............   4
Who Should Consider Investing in the Fund ...........   4
Total Returns, After Fees and Expenses ..............   5

Fees and Expenses of the Fund .......................   6


A DETAILED LOOK AT THE INTERNATIONAL SELECT
EQUITY FUND

Objective ...........................................   7
Strategy ............................................   7
Principal Investments ...............................   7
Investment Process ..................................   7
Other Investments ...................................   7
Risks ...............................................   8

Portfolio Managers ..................................   9

Financial Highlights ................................  10



--------------------------------------------------------------------------------
                                        3

Overview of the International Select Equity Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.


WHO SHOULD CONSIDER INVESTING IN THE FUND


The International Select Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.






--------------------------------------------------------------------------------
                                        4

           Overview of the International Select Equity Fund--Institutional Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class Shares for each full calendar year since the Fund began selling Institutional Class Shares to the public on May 15, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class Shares with that of the Morgan Stanley Capital International (`MSCI') EAFE(R) Index over the last one year and since inception. The MSCI Index EAFE(R) is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


1 MSCI EAFE(R) Index performance is calculated from May 30, 1995.






YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
1996            10.21%
1997             0.51%
1998            23.49%
1999            80.85%
2000           -14.01%
2001           -16.52%

For the period shown in the bar chart, the Fund's highest return for Institutional Class Shares in any calendar quarter was 42.80% (fourth quarter
1999) and its lowest quarterly return for Institutional Class Shares was -15.37% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.




 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                      AVERAGE ANNUAL RETURN
                                    1 Year        5 Years   Since Inception
                                                           (May 15, 1995) 1


 Institutional Class
 Return Before Taxes              (16.52)%         10.97%            12.16%
---------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                    (16.44)%          9.46%            10.51%
---------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                    (9.96)%          8.50%             9.50%
---------------------------------------------------------------------------
 MSCI EAFE(R) Index
 (reflects no deduction for
 fees, expenses or taxes)         (21.44)%          0.89%             2.56%
---------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                        5

Overview of the International Select Equity Fund--Institutional Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the International Select Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class Shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------

1 The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

2 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Funds. This waiver excludes interest charges on Fund borrowings.

3 For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.





 ANNUAL FEES AND EXPENSES

                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                        0.70%
---------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
---------------------------------------------------------------

 Other Expenses                                         0.46%
---------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES                          1.16% 1
---------------------------------------------------------------




 SHAREHOLDER FEES

 (fees paid directly from your investment)

 Maximum Sales Charge
 Imposed on Purchases                                  None
-------------------------------------------------------------
 Maximum Sales Charge on
 Reinvested Dividends                                  None
-------------------------------------------------------------
 Maximum Short-Term Redemption Fee
 (as a percentage of amount redeemed,
 as applicable)                                       2.00% 2
-------------------------------------------------------------



 EXPENSE EXAMPLE 2

       1 Year         3 Years       5 Years        10 Years


       $118            $368           $638         $1,409

-----------------------------------------------------------






--------------------------------------------------------------------------------
                                        6

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE INTERNATIONAL SELECT EQUITY FUND--INSTITUTIONAL CLASS



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-index securities of companies located in the countries that make up the Index.


The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS


The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.


We may invest in various instruments commonly known as `derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer

--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares outstanding by the current market price of the company's shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

--------------------------------------------------------------------------------
                                        7

A Detailed Look at the International Select Equity Fund--Institutional Class



an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Secondary Risks


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that we believe most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.


Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.


--------------------------------------------------------------------------------
                                        8

    A Detailed Look at the International Select Equity Fund--Institutional Class



Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o the use of futures contracts and options for non-hedging purposes involve greater risks than stock investments.


Portfolio Managers.


The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director, Deutsche Asset Management, and Lead Manager of the Fund.

o Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.


o 13 years of investment industry experience.


o Fluent in German, French, Italian and Spanish.

o Masters in Economics and Business Administration from Freiburg University.

Richard Wilson, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.


o 14 years investment industry experience.


o Member of the Global Equity Portfolio Team and Head of Global Utility
  Research.

o UK & Pan European manager.

o BA from Exeter University.

James Pulsford, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1984.


o 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

o BA from Oxford University


Amy Low, Assistant Vice President, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1997. Prior to that, was a credit analyst with OCBC from 1994 to 1997.


o Eight years of investment industry experience.


o Chartered Financial Analyst.

o Bachelor of Business (Hons) degree from the Nanyang Technological University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1995.


o Seven years of investment industry experience.


o Asia-Pacific analyst.

o MA from Cambridge University.




--------------------------------------------------------------------------------
                                        9

A Detailed Look at the International Select Equity Fund--Institutional Class



The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class Shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.




 FINANCIAL HIGHLIGHTS

                                                                                                 For the Years Ended October 31,
                                                               2001           2000           1999            1998           1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $21.50         $18.10         $12.02          $11.62         $11.88
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess of) income                 0.08          (0.85)         (0.09)           0.12           0.16
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                         (5.14)          4.57           6.91            0.90           0.28
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             (5.06)          3.72           6.82            1.02           0.44
=================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                           --          (0.04)         (0.07)          (0.23)         (0.15)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions               (1.99)         (0.28)         (0.67)         (0.39)          (0.55)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (1.99)         (0.32)         (0.74)          (0.62)         (0.70)
=================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                $14.45         $21.50         $18.10          $12.02         $11.62
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                     (25.57)%        20.68%         59.39%           9.28%          3.78%
=================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                     $65,548        $55,043        $61,577          $5,419         $4,954
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment (expenses in excess of) income                 0.36%       (0.16)%           0.52%           0.92%          0.97%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.16%          0.96%            --%             --%            --%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                1.15%          0.96%          0.90%           0.90%          0.90%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.16%          0.96%          2.21%           2.89%          2.79%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        220%           233%           239%            127%            55%
---------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                       10

OVERVIEW
--------------------------------------------------------------------------------
OF THE EUROPEAN EQUITY FUND--INSTITUTIONAL CLASS


GOAL: The Fund invests for capital appreciation.

CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price, combining what we believe to be the best of `value' and `growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.






EUROPEAN EQUITY FUND--INSTITUTIONAL CLASS

OVERVIEW OF THE EUROPEAN EQUITY FUND

Goal ................................................. 11
Core Strategy ........................................ 11
Investment Policies and Strategies ................... 11
Principal Risks of Investing in the Fund ............. 12
Who Should Consider Investing in the Fund ............ 12
Total Returns, After Fees and Expenses ............... 13

Fees and Expenses of the Fund ........................ 14


A DETAILED LOOK AT THE EUROPEAN EQUITY FUND

Objective ............................................ 15
Strategy ............................................. 15
Principal Investments ................................ 15
Investment Process ................................... 15
Other Investments .................................... 16
Risks ................................................ 16

Portfolio Managers ................................... 17
Financial Highlights ................................. 18







--------------------------------------------------------------------------------
                                       11

Overview of the European Equity Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.


These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The European Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the European Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.




--------------------------------------------------------------------------------
                                       12

                       Overview of the European Equity Fund--Institutional Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class Shares for each full calendar year since the Fund began selling Institutional Class Shares to the public on September 3, 1996 (its inception date).

The table compares the average annual return of the Fund's Institutional Class Shares with that of the Morgan Stanley Capital International (`MSCI') Europe Index over the last one year and since inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


1 Past performance is not indicative of future results. The Fund's performance in 2000was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

2 Effective December 23, 1999, Deutsche Asset Management, Inc. replaced Deutsche Asset Management Investment Services Limited as the investment advisor to the Fund.

3 MSCI Europe Index performance is calculated from August 31, 1996.





YEAR-BY-YEAR RETURNS 1
(each full calendar year since inception)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
1997            15.54%
1998            22.09%
1999            45.43%
2000            96.70%
2001           -27.56%

For the period shown in the bar chart, the highest return of Institutional Class Shares in any calendar quarter was 105.41% (first quarter 2000) and the lowest quarterly return for Institutional Class Shares was -16.78% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.



 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001 1

                                                       AVERAGE ANNUAL RETURNS

                                  1 Year       5 Years        Since Inception
                                                        (September 3, 1996) 3

 Institutional Class
 Return Before Taxes              (27.56)%      24.09%                 25.73%
-----------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                    (27.56)%      21.64%                 23.30%
-----------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   (16.78)%      19.35%                 20.90%
-----------------------------------------------------------------------------
 MSCI Europe Index
 (reflects no deduction for
 fees, expenses or taxes) 3       (22.34)%       5.50%                  6.48%
-----------------------------------------------------------------------------







--------------------------------------------------------------------------------
                                       13

Overview of the European Equity Fund--Institutional Class




FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the European Equity Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Institutional Class Shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual investment return and costs may be higher or lower.


--------------------------------------------------------------------------------
1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%. This waiver excludes 0.03% of interest charges on fund borrowings.

2 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Funds.

3 For the first 12 months, the expense example takes into account fee waivers and reimbursements.




 ANNUAL FEES AND EXPENSES

                                         PERCENTAGE OF AVERAGE
                                              DAILY NET ASSETS

 Management Fees                                        0.70%
----------------------------------------------------------------

 Distribution and/or Service (12b-1) Fees                None
----------------------------------------------------------------
 Other Expenses                                         0.93%
----------------------------------------------------------------
 Total Annual Fund Operating Expenses                   1.63%
----------------------------------------------------------------
 Less: Fee Waivers or Expense
 Reimbursements                                        (0.35)% 1
----------------------------------------------------------------
 NET EXPENSES                                           1.28%
----------------------------------------------------------------




 SHAREHOLDER FEES

 (fees paid directly from your investment)

 Maximum Sales Charge
 Imposed on Purchases                                  None
-------------------------------------------------------------
 Maximum Sales Charge on
 Reinvested Dividends                                  None
-------------------------------------------------------------
 Maximum Short-Term Redemption Fee
 (as a percentage of amount redeemed,
 as applicable)                                       2.00% 2
-------------------------------------------------------------



 EXPENSE EXAMPLE 3

       1 Year         3 Years       5 Years        10 Years


       $130            $480           $854         $1,903

-----------------------------------------------------------






--------------------------------------------------------------------------------
                                       14

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE EUROPEAN EQUITY FUND--INSTITUTIONAL CLASS



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of `value' and `growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.


The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

o stock price relative to the company's rate of earnings growth;

o valuation relative to other European companies and market averages;

o valuation relative to global peers;


o merger and acquisition trends.


--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.


The MSCI Europe Index tracks stocks in Austria, Belgium, Denmark, Finland, France,Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------
                                       15

A Detailed Look at the European Equity Fund--Institutional Class




In implementing this strategy, the Fund may experience a high portfolio turnover rate. The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.


OTHER INVESTMENTS

We may invest in various instruments commonly known as `derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, ALONG WITH THOSE OF INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
--------------------------------------------------------------------------------
                                       16

                A Detailed Look at the European Equity Fund--Institutional Class



Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when sell, you may not receive the full market value for your Fund shares.

Portfolio Managers


The following portfolio managers are responsible for the day-to-day management of the Fund's investments:


Clare Brody, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund.


o Joined Deutsche Asset Management in 1993 and the Fund in December 1999.

o Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.


o Eleven years of investment industry experience.


o BS, Cornell University.

Matthias Knerr, CFA, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 1995 and the Fund in December 1999.


o Seven years of investment industry experience.


o Finance and international business undergraduate degree from Pennsylvania State University.

o Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 1996 and the Fund in August 2000.


o Eight years of investment industry experience.


o Previously, Praktikant with McKinsey & Co.; 1995.

o BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard University-Tufts University.

o Emerging Market and Neur Markt analyst.
--------------------------------------------------------------------------------
                                       17

A Detailed Look at the European Equity Fund--Institutional Class



The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.




 FINANCIAL HIGHLIGHTS

                                                                                                 For the Years Ended October 31,
                                                               2001           2000           1999            1998           1997

 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF YEAR                          $28.44         $11.43         $13.50          $12.81         $10.60

---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess of) income                 0.23          (1.37)          0.29            0.15           0.25
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                         (8.11)         16.20           2.04            1.68           2.11
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             (7.88)         14.83           2.33            1.83           2.36
=================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.37)         (0.08)         (0.29)          (0.24)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment
   transactions                                                  --             --          (4.11)          (0.90)         (0.12)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.37)         (0.08)         (4.40)          (1.14)         (0.15)
=================================================================================================================================

 Other capital changes 1                                         --           2.26             --              --             --
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                                $20.19         $28.44         $11.43          $13.50         $12.81

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                     (28.10)%       149.63%         21.18%          15.36%         22.48%
=================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of year (000s omitted)                     $21,612        $50,677           $897          $5,387        $39,330

---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         0.48%          0.92%          1.23%           1.12%          1.71%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.28%          1.28%            --%             --%            --%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                1.25%          1.25%          0.90%           0.90%          0.90%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.63%          1.94%          1.64%           1.13%          1.17%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        238%           377%            80%             49%            45%
---------------------------------------------------------------------------------------------------------------------------------


1 Represents one-time gain from accounting for cancellation of certain shareholder trades.




--------------------------------------------------------------------------------
                                       18

OVERVIEW
--------------------------------------------------------------------------------
OF THE EMERGING MARKETS EQUITY FUND--INSTITUTIONAL CLASS


GOAL: The Fund invests for capital appreciation.

CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in countries with emerging securities markets.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in equity securities of companies located in countries with emerging securities markets, as classified by Morgan Stanley Capital International (`MSCI'). The Fund may invest more than 25% of its assets in securities of companies in Mexico, Brazil and Taiwan. The Fund seeks undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.






EMERGING MARKETS EQUITY FUND--
INSTITUTIONAL CLASS

OVERVIEW OF THE EMERGING MARKETS EQUITY FUND


Goal ................................................. 19
Core Strategy ........................................ 19
Investment Policies and Strategies ................... 19
Principal Risks of Investing in the Fund ............. 20
Who Should Consider Investing in the Fund ............ 20
Total Returns, After Fees and Expenses ............... 21
Fees and Expenses of the Fund ........................ 22


A DETAILED LOOK AT THE EMERGING MARKETS EQUITY FUND


Objective ............................................ 23
The Case for Emerging Markets ........................ 23
Strategy ............................................. 23
Principal Investments ................................ 23
Investment Process ................................... 23
Other Investments .................................... 23
Risks ................................................ 24
Portfolio Managers ................................... 25
Financial Highlights ................................. 27





--------------------------------------------------------------------------------
                                       19

Overview of the Emerging Markets Equity Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the emerging markets in which the Fund invests. For example:


o Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Since the Fund may focus its investments in emerging markets, particularly those of Mexico, Brazil and Taiwan, it could be particularly susceptible to the effects of political and economic developments in these markets.

o Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.


WHO SHOULD CONSIDER INVESTING IN THE FUND


The Emerging Markets Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should be aware that extreme fluctuations in short-term investment values have often accompanied this capital appreciation.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate significant fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in securities of developed markets alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.






--------------------------------------------------------------------------------
                                       20

               Overview of the Emerging Markets Equity Fund--Institutional Class




TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class Shares for each full calendar year since it began selling Institutional Class Shares to the public on February 1, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class Shares with that of the Morgan Stanley Capital International (`MSCI') Emerging Markets Free Index over the last one and five years, and since inception. The MSCI Emerging Market Free Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks-costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI Emerging Markets Free Index is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Argentina, Brazil (Free), Chile, China (Free), Colombia, Czech Republic, Greece, Hungary, India, Indonesia (Free), Israel, Jordan, Korea, Mexico (Free), Pakistan, Peru, Philippines (Free), Poland, Russia, South Africa, Sri Lanka, Taiwan (@80%), Thailand (Free), Turkey and Venezuela.


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

1 MSCI Emerging Markets Free Index performance is calculated from January 31, 1994.






YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
1995           -10.01%
1996            10.64%
1997           -12.07%
1998           -29.69%
1999            69.67%
2000           -32.82%
2001            -4.32%

For the period covered in the bar chart, the highest return of InstitutionalClass Shares in any calendar quarter was 31.54% (fourth quarter
1999) and the lowest quarterly return of Institutional Class Shares was -25.85% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.



 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                        AVERAGE ANNUAL RETURNS

                                    1 Year          5 Years    Since Inception
                                                            (February 1, 1994) 1

 Institutional Class
 Return Before Taxes                (4.32)%         (7.58)%            (5.15)%
--------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                      (4.68)%         (8.15)%            (5.94)%
--------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                     (2.49)%         (5.92)%            (4.07)%
--------------------------------------------------------------------------------
 MSCI Emerging
 Markets Free Index
 (reflects no deduction for
 fees, expenses or taxes) 1         (2.37)%         (5.74)%            (4.74)%
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                       21

Overview of the Emerging Markets Equity Fund--Institutional Class



FEES AND EXPENSES OF THE FUND

(EXPENSES PAID FROM FUND ASSETS)


The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class Shares of the Fund.


Expense Example. This example illustrates the expenses you will incur on a $10,000 investment in Institutional Class Shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual investment returns and costs may be higher or lower.


--------------------------------------------------------------------------------

1 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%. This waiver excludes 0.03% of interest charges on fund borrowings.


2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.





 ANNUAL FEES AND EXPENSES

                                         PERCENTAGE OF AVERAGE
                                              DAILY NET ASSETS

 Management Fees                                        1.00%
----------------------------------------------------------------

 Distribution and/or Service (12b-1) Fees                None
----------------------------------------------------------------
 Other Expenses                                         0.78%
----------------------------------------------------------------
 Total Annual Fund Operating Expenses                   1.78%
----------------------------------------------------------------
 Less: Fee Waivers or Expense
 Reimbursements                                        (0.50)% 1
----------------------------------------------------------------
 NET EXPENSES                                           1.28%
----------------------------------------------------------------



 EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


           $130            $512           $918         $2,053

---------------------------------------------------------------







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                                       22

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE EMERGING MARKETS EQUITY FUND--INSTITUTIONAL CLASS



OBJECTIVE

The Fund seeks capital appreciation. Any dividend or interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

THE CASE FOR EMERGING MARKETS

Emerging markets offer the potential for long-term growth. An emerging market is commonly defined as one that has experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. The world's two most populous nations--China and India--are emerging markets, and they alone account for almost 40% of the world's population. To the extent that consumers in these markets improve their standards of living and their governments promote capitalism through deregulation and privatization, companies serving these markets stand to gain substantially through increased sales and profits. Thus, while emerging markets are considerably more volatile than developed markets, the investment advisor's experience should provide it with a critical advantage in investing in these markets.

STRATEGY


The Fund invests for the long term. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the equity securities and other securities with equity characteristics of growth-oriented companies located in countries with emerging securities markets, as classified by MSCI, or with significant operations in emerging markets. We seek to identify emerging market companies that are undervalued. Such companies typically exhibit fast-growing earnings and superior near-to-intermediate term performance potential. These companies are often more established companies with a proven managerial expertise, high earnings visibility and strong track records. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


PRINCIPAL INVESTMENTS

The Fund invests primarily in stocks, other securities with equity characteristics, American Depository Receipts (`ADR') and Global Depository Receipts (`GDR'). Almost all of the companies in which the Fund invests are growth-oriented companies located in countries with emerging securities markets, as classified by MSCI. The Fund invests in companies across the full geographic spectrum of emerging markets: Asia, Latin America, Eastern Europe, the Mediterranean basin and Africa and may invest more than 25% of its assets in securities of Mexican, Brazilian and Taiwanese companies.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a `bottom-up' approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The portfolio management team uses an active process which emphasizes fundamental country research through financial analysis and company visits.

OTHER INVESTMENTS


The Fund may invest up to 20% of its assets in cash equivalents, investment grade fixed income securities and equity and other securities with equity characteristics traded in developed markets (including the US).


We may use various instruments commonly known as `derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures and options and forward currency transactions. We may use derivatives in circumstances when we
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An ADR is a receipt for the shares of a foreign-based corporation held in the vault of a US bank and entitling the shareholder to all dividends and capital gains issued by that corporation. A GDR is a receipt issued by either a US or non-US banking institution evidencing ownership of a foreign-based corporation.


Futures and options on futures contracts may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

--------------------------------------------------------------------------------
                                       23

A Detailed Look at the Emerging Markets Equity Fund--Institutional Class




believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH EMERGING MARKETS INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline the heightened risks related to foreign investing below. Profound social changes and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Stock Market Risk. From time to time, foreign capital markets, and particularly those in emerging markets, have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. In many countries, particularly in Eastern Europe and Asia, stock exchanges have operated largely without regulation and in the absence of laws or precedents protecting the rights of private ownership and foreign investors. All these threats remain a part of emerging market investing today.

o Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.





--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------

        A Detailed Look at the Emerging Markets Equity Fund--Institutional Class



Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Mexico, Brazil or Taiwan, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that the values we determine are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.


Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options on futures contracts, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Matthew Linsey, Head of Emerging Markets, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

o Joined the investment advisor in 2000.

o London emerging markets equities, Investment Manager and Global Strategist, Baring Asset Management; 1997-2000.

o Luxembourg Emerging Markets Equities--Senior Fund Manager, ING Investment Management; 1994-1997.

o London and Hong Kong Global fund manager, Chase Asset Management; 1989-1994.


o 18 years of investment industry experience.


o MBA, University of Michigan.

o BA, Economics, Rutgers University, Magna Cum Laude.

Gavin Grant, Fund Manager, Deutsche Asset Management and Co-Manager of the Fund.

o Joined the investment advisor in 1997.

o Prior to that, portfolio manager, Edinburgh Fund Managers; 1991-1997.


o Eleven years of investment industry experience.


o Analyst with an emphasis on the Latin American markets.

o Member of UK Society of Investment Professionals.

o MA, Investment Analysis, Stirling University.




--------------------------------------------------------------------------------
                                       25

A Detailed Look at the Emerging Markets Equity Fund--Institutional Class



Anish Mathew, Portfolio Manager, Deutsche Asset Management and Co-Manager of the Fund.

o Joined the investment advisor in 1994.

o Prior to that, responsible for the Bombay research team, James Capel;
  1992-1994.


o 12 years of investment industry experience.


o India, Korea and Philippines analyst.

o MBA, Xavier Institute of Management; B.Com (Hons), Delhi University.

Davina Richardson, Portfolio Manager, Deutsche Asset Management and Co-Manager of the Fund.

o Joined the investment advisor in 1998.


o Four years of investment industry experience.


o Analyst with an emphasis on African markets.

o MA, Economics, University of Edinburgh.

Bryan Collings, Director, Deutsche Asset Management and Co-Manager of the Fund.

o Joined the investment advisor in 2001.

o Prior to that, Head of Europe, Middle East and Africa with WestLB Asset Management; 1998-2001.

o Fund Manager of balanced, segregated pension funds and focused on sector research at Liberty Asset Management in Johannesburg; 1994-1998.


o Eight years of investment industry experience.


o Chartered Financial Analyst.

o BA and MA in Economics (Hons) from the University of Stellenbosch.

Andrew Ness, Portfolio Manager, Deutsche Asset Management and Co-Manager of the Fund.

o Joined the investment advisor in 2001.

o Prior to that, analyst focusing on Emerging Europe, the Middle East and North Africa with Murray Johnstone; 1994-2001.


o Eight years of investment industry experience.


o BA (Hons) and MSc in Economics from the University of Strathclyde.









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                                       26

        A Detailed Look at the Emerging Markets Equity Fund--Institutional Class



The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class Shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS

                                                                                                 For the Years Ended October 31,
                                                               2001           2000           1999            1998           1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                           $6.24          $6.84          $4.92           $7.69          $8.80
----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess of) income                 0.09           0.01           0.03            0.03          (0.03)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                         (1.54)         (0.58)          1.89           (2.42)         (0.85)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             (1.45)         (0.57)          1.92           (2.39)         (0.88)
==================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                           --          (0.03)            --              --          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions               (0.32)            --             --           (0.38)         (0.22)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.32)         (0.03)            --           (0.38)         (0.23)
==================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                 $4.47          $6.24          $6.84           $4.92          $7.69
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                     (24.24)%        (8.45)%        39.02%         (32.66)%       (10.31)%
==================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                    $104,381       $133,360       $163,886         $46,080        $94,101
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         1.69%          0.16%          0.63%           0.90%          0.68%
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.28%          1.27%            --%             --%            --%
----------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                1.25%          1.25%          1.25%           1.25%          1.25%
----------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.78%          1.76%          1.90%           1.52%          1.44%
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         83%            58%            70%             85%            94%
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                       27

INFORMATION
--------------------------------------------------------------------------------
CONCERNING ALL FUNDS



MANAGEMENT OF THE FUNDS


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited (`DeAMIS').


Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisors. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for each Fund, other than the European Equity Fund. DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the European Equity Fund. Each Fund's investment advisor makes each Fund's investment decisions. Each Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each investment advisor received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year.


                                        PERCENTAGE OF AVERAGE
 FUND                                   DAILY FUND NET ASSETS

 International Select Equity Funds                      0.70%
-------------------------------------------------------------
 European Equity Fund 1                                 0.70%
-------------------------------------------------------------
 Emerging Markets Equity Fund                           1.00%
-------------------------------------------------------------

1 DeAMIS was the Fund's investment advisor until December 23, 1999.



DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional and retail clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.


DeAMIS and DeAM, Inc. are each indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent --performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.



--------------------------------------------------------------------------------
                                       28

                                                Information Concerning all Funds




CALCULATING A FUND'S SHARE PRICE


We calculate the daily price of each Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

SHORT-TERM REDEMPTION FEE

The International Select Equity Fund and European Equity Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Funds for expenses directly related to short-term redemption of shares, discourages short-term investments in the Funds and facilitates portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Funds. The short-term redemption fee does not apply to Institutional Class Shares:

o purchased before January 1, 2002;

o exchanged into another class of shares of your respective Fund;

o acquired through reinvestment of dividends and other distributions;

o in an account which is closed because the account fails to meet minimum balance requirements; and

o held by qualified employer retirement plans such as 401(k) plans and profit sharing plans.

The short-term redemption fee applies to shares held through omnibus accounts. With regard to these accounts, the Funds reserves the right, in their sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Funds will make this determination after considering, among other things, the Funds' costs of processing redemptions from these accounts. You should consult with your omnibus account representative to determine whether the redemption fee is applicable to your shares.

The International Select Equity Fund and European Equity Fund will use the `first-in, first out' method to determine your holding period of Institutional Class Shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


PERFORMANCE INFORMATION


The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.



--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       29

Information Concerning all Funds




DIVIDENDS AND DISTRIBUTIONS

If the Funds earn net investment income or recognize net long-term or short-term capital gains, their policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Funds reserve the right to include in the income distribution any short-term capital gains on securities that they sell. The Funds may also pay dividends and capital gains distributions at other times if necessary for the Funds to avoid federal income or excise tax. If you invest in the Funds close to the time that the Funds make a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. Each Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Funds will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have the dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


 TRANSACTION                                         TAX STATUS

 Income dividends                                    Ordinary income
----------------------------------------------------------------------------

 Short-term capital gains distributions              Ordinary income
----------------------------------------------------------------------------
 Long-term capital gains distributions               Long-term capital gains
----------------------------------------------------------------------------

*Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of a Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


 TRANSACTION                              TAX STATUS

 Your sale of shares owned                Generally, long-term
 more than one year                       capital gains or losses
-------------------------------------------------------------------------

 Your sale of shares owned                Generally, short-term capital
 for one year or less                     gains or losses; losses subject
                                          to special rules
-------------------------------------------------------------------------

By law, the Funds must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Funds to do so.


BUYING AND SELLING FUND SHARES


Eligibility Requirements


You may buy Institutional Shares if you are any of the following:

o An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.


You may buy Institutional Class shares through any financial institution that is authorized to act as a service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Deutsche Asset Management Service Center.


--------------------------------------------------------------------------------
                                       30

                                                Information Concerning all Funds



Investment Minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

 The minimum initial investment is waived on:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the Deutsche Asset Management Family of Funds purchasing shares for the accounts of their investment advisory clients.


o Employee benefit plans with assets of at least $50 million.


o Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.


If the value of your account falls below $50,000 for any reason other than a change in market value, the Fund reserves the right to redeem your shares after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to Buy and Sell Shares through Your Service Agent

Buying. You may buy Institutional Class shares through your service agent. Contact them for details on how to enter and pay for your order. The Fund's investment advisor may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services.

Selling. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

How to Buy and Sell Shares through the Deutsche Asset Management Service Center

BY MAIL

Buying. Send your check in US dollars, payable to `[Fund name] --Institutional Class--[Fund number]' to the Service Center. The addresses are shown below under `How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that the Service Center cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies. If you are investing in more than one fund, make your check payable to `Deutsche Asset Management Funds,' include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if the redemption proceeds will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

BY WIRE

Buying. You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day.

Bank Name:                    Bankers Trust
Routing No:                   021001033
Attn:                         Deutsche Asset Management/ Mutual Funds
DDA No:                       00-226-296
FBO:                          (Account name)
                              (Account number)
Credit:                       [Fund Name]-Institutional
                              Class--[Fund Number]

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


--------------------------------------------------------------------------------
                                       31

Information Concerning all Funds




Selling. You may sell shares by wire only if your account is authorized to do so. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. For your protection, you may not change the destination bank account over the phone. The minimum redemption by wire is $1,000. The Service Center must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

Telephone Transactions

If your shares are in an account with the Service Center, you may, (1) redeem by check in any amount up to $100,000, or by wire in any amount, or (2) exchange the shares for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures may include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction your telephone transaction request will be recorded. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

How to Contact the Deutsche Asset Management Service Center

By Phone:             1-800-730-1313

By Mail:              Deutsche Asset Management
                      Service Center
                      PO Box 219210
                      Kansas City, MO 64121-9210

By Overnight Mail:    Deutsche Asset Management Service Center
                      210 West 10th Street, 8th floor
                      Kansas City, MO 64105-1716

OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 AM TO 7:00 PM, (EASTERN TIME) EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS. YOU CAN REACH THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER'S AUTOMATED ASSISTANCE LINE 24 HOURS A DAY, 7 DAYS A WEEK.

How to Open Your Fund Account with the Deutsche Asset Management Service Center

By Mail: Complete and sign an account application. You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to `[Fund name]--Institutional Class--[Fund number] to the Service Center. The addresses are shown under `How to Contact the Deutsche Asset Management Service Center.'

By Wire:        Call the Service Center to set up a wire account.

Please note that your account cannot become activated until the Service Center receives a completed application.

Exchange Privilege. You can exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. When you redeem your shares, a redemption fee may reduce the amount you receive. Read the section on the redemption fee for details on how and when this fee may be imposed. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent. (For more information on buying and selling shares, please refer to the `Important Information about Buying and Selling Institutional Class Shares' section below.)



--------------------------------------------------------------------------------
                                       32

                                                Information Concerning all Funds



PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone for amounts up to $100,000, if your account has the exchange by phone feature, or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.

Important Information about Buying and Selling Institutional Class Shares.

o You may buy and sell shares of the Funds through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. You should contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The Funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Funds cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Funds recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Funds remit proceeds from the sale of shares in US dollars. Under certain circumstances, each Fund reserves the right to redeem shares `in-kind', which means that a Fund may give you portfolio securities equal to the value of your investment rather than cash.

o The Funds do not issue share certificates.

o You may have difficulty contacting the Service Center by telephone during times of extreme economic or market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o Each Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. Each Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Funds from disposing of their portfolio securities or pricing its shares.

o Your purchase order may not be accepted if the Funds determine that your purchase would be detrimental to the interests of their shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination each Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, each Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o The Funds will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.



--------------------------------------------------------------------------------
                                       33

Information Concerning all Funds



o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on each Fund's overall performance, its current holdings and its investing strategies.












--------------------------------------------------------------------------------
                                       34

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:


                        Deutsche Asset Management Service Center
                        P.O. Box 219210
                        Kansas City, MO64121-9210

call toll free:         1-800-730-1313


You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


International Select Equity Fund--Institutional Class         CUSIP#61735K604
European Equity Fund--Institutional Class                     CUSIP#61735K307
Emerging Markets Equity Fund--Institutional Class             CUSIP#61735K109
Morgan Grenfell Investment Trust                              INSTINTLPRO (2/02)
                                                              811-8006


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       DEUTSCHE ASSET MANAGEMENT


[graphic omitted]


                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                         Class A, B and C Shares


EUROPEAN EQUITY FUND



[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                          [graphic omitted]
representation to the contrary is a criminal                 A Member of the
offense.]                                                    DEUTSCHE BANK GROUP

OVERVIEW
--------------------------------------------------------------------------------
OF THE EUROPEAN EQUITY FUND--CLASS A, B AND C


GOAL: The Fund invests for capital appreciation.

CORE STRATEGY: The Fund invests primarily in the stocks and other securities with equity characteristics of companies located in European countries.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.



EUROPEAN EQUITY FUND--CLASS A, B AND C

OVERVIEW OF THE EUROPEAN EQUITY FUND

Goal ........................................................   3
Core Strategy ...............................................   3
Investment Policies and Strategies ..........................   3
Principal Risks of Investing in the Fund ....................   4
Who Should Consider Investing in the Fund ...................   4
Total Returns, After Fees and Expenses ......................   5
Fees and Expenses of the Fund ...............................   6

A DETAILED LOOK AT THE EUROPEAN EQUITY FUND


Objective ...................................................   8
Strategy ....................................................   8
Principal Investments .......................................   8
Investment Process ..........................................   8
Other Investments ...........................................   9
Risks .......................................................   9

Management of the Fund ......................................  10

Calculating the Fund's Share Price ..........................  11
Performance Information .....................................  12
Dividends and Distributions .................................  12
Tax Considerations ..........................................  12

How to Choose the Class that is Right for You ...............  13
Buying and Selling Fund Shares ..............................  13
Sales Charges ...............................................  15
Financial Highlights ........................................  19




--------------------------------------------------------------------------------
                                        3

Overview of the European Equity Fund--Class A, B and C


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.


These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.


You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes the European Equity Fund Class A Shares, Class B Shares and Class C Shares. Each Class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges.'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center'). The Fund also offers other classes with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.




--------------------------------------------------------------------------------
                                        4

                          Overview of the European Equity Fund--Class A, B and C



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B and C Shares were first offered on February 28, 2001, the following bar chart shows performance of Class A Shares, from their inception date, February 28, 2001, to December 31, 2001 along with the historical performance of the Fund's Institutional Class Shares for each full calendar year since the Fund began selling Institutional Class Shares to the public on September 3, 1996.

The table compares these returns with the Morgan Stanley Capital International
(MSCI) Europe Index over the past one year, five years and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results. In the table, the performance figures for the Class A, B and C Shares for the periods prior to their inception are based on the historical performance of the Fund's Institutional Class Shares, adjusted to reflect the sales charges and expenses of Class A, B and C Shares.

The table also shows the after-tax returns of the Fund's Class A Shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares. The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.
1 The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes to February 28, 2001. The performance for periods prior to that date reflect the historical performance for the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A Shares.
2 Past performance is not indicative of future results. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.
3 Effective December 23, 1999, Deutsche Asset Management, Inc. replaced Deutsche Asset Management Investment Services Limited as the investment advisor to the Fund.
4 The inception date in the table is the inception date of the Institutional Class. The MSCI Europe Index performance is calculated from September 30, 1996.



YEAR-BY-YEAR RETURNS 1,2
(each full calendar year since inception)
[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:
1997           15.23%
1998           22.56%
1999 2         45.08%
2000           96.22%
2001          -27.84%


The bar chart doees not reflect sales charges. It if did, returns would be less than those shown.

For the period shown in the bar chart, the Fund's highest return for Institutional Class Shares in any calendar quarter was 105.30% (first quarter
2000) and the lowest quarterly return for Institutional Class Shares was -16.84% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.




 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001 2
                                                           AVERAGE ANNUAL RETURN
                                 1 Year      5 Years             Since Inception
                                                           (September 3, 1996) 4

 Class A Shares
 Return Before Taxes             (31.80)%       22.35%                 24.05%
--------------------------------------------------------------------------------
 Class A Shares
   Return After Taxes on
   Distributions                 (31.80)%       19.93%                 21.65%
--------------------------------------------------------------------------------
 Class A Shares
   Return After Taxes on
   Distributions and Sale
   of Fund Shares                (19.37)%       17.82%                 19.41%
--------------------------------------------------------------------------------
 Class B Shares                  (31.78)%       22.85%                 24.57%
--------------------------------------------------------------------------------
 Class C Shares                  (28.63)%       26.56%                 24.73%
--------------------------------------------------------------------------------
 MSCI Europe Index 4
 (reflects no deduction for
 fees, expenses or taxes)        (19.90)%        6.24%                  8.09%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        5

Overview of the European Equity Fund--Class A, B and C


FEES AND EXPENSES OF THE FUND


The Annual Fees and Expenses tables to the right describe the fees and expenses that you may pay if you buy Class A, B and C Shares.


--------------------------------------------------------------------------------

1 Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')

2 Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See the sections entitled 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')

3 You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See the section entitled 'Sales Charges--Redemption Price.')

4 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.

5 The investment advisor and administrator have contractually agreed, for the 16 month period from the Fund's fiscal year-end, October 31, 2001, to waive their fees or reimburses expenses so that total expenses will not exceed 1.50% for Class A Shares and 2.25% for Class B and C Shares. This waiver excludes 0.03% of interest charges on fund borrowings.





 SHAREHOLDER FEES
 (fees paid directly from your investment)

                                          Class A       Class B       Class C
                                           Shares        Shares        Shares
                                          Initial      Deferred      Deferred
                                            Sales         Sales         Sales
                                           Charge        Charge        Charge

 Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)              5.50% 1        None          None
--------------------------------------------------------------------------------

 Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)              1.00% 1       5.00% 2        1.00% 3
--------------------------------------------------------------------------------
 Maximum short-term redemption
 fee (as a percentage of amount
 redeemed, as applicable)                   2.00% 4        None          None
--------------------------------------------------------------------------------





 ANNUAL FUND OPERATING EXPENSES 4

 (expenses paid from Fund assets)

                                      Class A        Class B     Class C


 Management Fees                        0.70%          0.70%       0.70%
-------------------------------------------------------------------------
 Distribution and/or Service
 (12b-1) Fees                           0.25%          0.75%       0.75%
-------------------------------------------------------------------------

 Other Expenses (including a 0.25%
 shareholder servicing fee for
 Class B and Class C Shares)            0.93%          1.18%       1.18%
-------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses (before fee waivers
 and expense reimbursements)            1.88%          2.63%       2.63%
-------------------------------------------------------------------------
 Less: Fee Waivers or Expense
 Reimbursements 5                     (0.35)%        (0.35)%     (0.35)%
-------------------------------------------------------------------------
 NET EXPENSES                           1.53%          2.28%       2.28%
-------------------------------------------------------------------------







--------------------------------------------------------------------------------
                                        6

                          Overview of the European Equity Fund--Class A, B and C




Expense Examples. The examples to the right illustrate the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rule for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.





 EXPENSE EXAMPLES 1


   You would pay the following expenses if you redeemed your shares at the end of each period:

                      1 YEAR    3 YEARS    5 YEARS   10 YEARS


 Class A Shares        $697     $1,076     $1,480     $2,603
-------------------------------------------------------------
 Class B Shares        $731     $1,084     $1,564     $2,670
-------------------------------------------------------------
 Class C Shares        $331     $  784     $1,364     $2,938
-------------------------------------------------------------


   You would pay the following expenses if you did not redeem your shares at the end of each period:

                      1 YEAR    3 YEARS    5 YEARS   10 YEARS


 Class A Shares        $697     $1,076     $1,480     $2,603
-------------------------------------------------------------
 Class B Shares        $231     $  784     $1,364     $2,670
-------------------------------------------------------------
 Class C Shares        $231     $  784     $1,364     $2,938
-------------------------------------------------------------



1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.


--------------------------------------------------------------------------------
                                        7

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE EUROPEAN EQUITY FUND--CLASS A, B AND C



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.


The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

o stock price relative to the company's rate of earnings growth;

o valuation relative to other European companies and market averages;

o valuation relative to global peers;


o merger and acquisition trends.


--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.


The MSCI Europe Index tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------
                                        8

                   A Detailed Look at the European Equity Fund--Class A, B and C




In implementing this strategy, the Fund may experience a high portfolio turnover rate. The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.


OTHER INVESTMENTS

We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.


--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
--------------------------------------------------------------------------------
                                        9

A Detailed Look at the European Equity Fund--Class A, B and C



Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o the use of futures and options for non-hedging purposes involve greater risks than stock investments.


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').


Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc. 1 with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the Fund. The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.


DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


--------------------------------------------------------------------------------
1 DeAMIS was the Fund's investment advisor until December 23, 1999.
--------------------------------------------------------------------------------
                                       10

                   A Detailed Look at the European Equity Fund--Class A, B and C



Portfolio Managers


The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Clare Brody, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund.


o Joined Deutsche Asset Management in 1993 and the Fund in December 1999.

o Portfolio manger with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.


o Eleven years of investment industry experience.


o BS, Cornell University.

Matthias Knerr, CFA, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 1995 and the Fund in December 1999.


o Seven years of investment industry experience.


o Finance and international business undergraduate degree from Pennsylvania State University.

o Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 1996 and the Fund in August 2000.


o Eight years of investment industry experience.


o Previously, Praktikant with McKinsey & Co.; 1995.

o BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard University-Tufts University.

o Emerging Market and Neur Markt analyst.

Other Services. DeAM, Inc. also provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the net asset value of Fund shares when the New York Stock Exchange re-opens.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       11

A Detailed Look at the European Equity Fund--Class A, B and C




When price quotations for a particular security are not readily available, or may be unreliable, we determine its value by the method we believe most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have the dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


 TRANSACTION                                      TAX STATUS
 Income dividends                                 Ordinary income
-------------------------------------------------------------------------

 Short-term capital gains distributions*          Ordinary income
-------------------------------------------------------------------------
 Long-term capital gains distributions*           Long-term capital gains
-------------------------------------------------------------------------

*Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.


If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


 TRANSACTION                               TAX STATUS


 Your sale of shares owned for             Generally, long-term
 more than one year                        capital gains or losses
--------------------------------------------------------------------------
 Your sale of shares owned                 Generally, short-term capital
 for one year or less                      gains or losses; losses subject
                                           to special rules
--------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                       12

                   A Detailed Look at the European Equity Fund--Class A, B and C




By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1 million or more, you pay no sales charge if you redeem Class A Shares.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A shares at the end of seven years, the higher expenses continue for as long as you own your shares.

In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B Shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C Shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


BUYING AND SELLING FUND SHARES

To Purchase Shares


You may buy any class of the Fund's shares through your service agent. Contact them for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.


Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments


Initial Investment in Class A, B or C Shares                          $2,000
Subsequent investments                                                $  100
IRA account, initial investment (there is no minimum
   for subsequent investments)                                        $1,000

Initial investment for shareholders of other Deutsche
   Asset Management funds' Class A, B and C shares                    $  500
Automatic investment plan, initial investment                         $  250

   Weekly, semi-monthly or monthly plan subsequent investments        $  100

   Quarterly plan subsequent investments                              $  250

   Semi-annual or annual plan subsequent investments                  $  500

Minimum investment for qualified retirement plans
   (such as 401(k), pension or profit sharing plans)                  $    0

Account balance:
   Non-retirement account                                             $  500
   IRA account                                                        $    0



--------------------------------------------------------------------------------
                                       13

A Detailed Look at the European Equity Fund--Class A, B and C



Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimum.

Investing Regularly


Automatic Investment Plan. You may elect to make regular investments in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the account application or contact your service agent or the Service Center.


Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your service agent for details.

Please note that your account cannot become activated until we receive a completed account application via mail or fax.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or (if you are redeeming less than $50,000) by telephone. The Service Center will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:


o A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.


o If you are redeeming more than $50,000, a signature guarantee is required. You can obtain one from most banks or securities dealers.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the right to redeem the remaining shares after giving you 60 days' notice.


Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your service agent or the Service Center for information on this plan.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire you may redeem shares in any amount.

SHORT-TERM REDEMPTION FEE

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to shares:

o purchased before January 1, 2002;

o acquired through reinvestment of dividends and other distributions;

o in an account which is closed because the account fails to meet minimum balance requirements; and

o held by qualified employer retirement plans such as 401(k) plans and profit sharing plans.

--------------------------------------------------------------------------------
                                       14

                   A Detailed Look at the European Equity Fund--Class A, B and C




The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the 'first-in, first out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


Telephone Transactions


You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center.


The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

SALES CHARGES

Purchase Price


The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Class A Shares are subject to sales charges according to the following schedule:


                               Class A Sales
                             Charge as a % of
                                            Net        Class B     Class C
 Amount of                Offering       Amount          Sales       Sales
 Purchase                    Price     Invested         Charge      Charge

 Less than $50,000           5.50%        5.82%           None        None
--------------------------------------------------------------------------
 $50,000-$99,999             4.50%        4.71%           None        None
--------------------------------------------------------------------------
 $100,000-$249,999           3.50%        3.63%           None        None
--------------------------------------------------------------------------
 $250,000-$499,999           2.50%        2.56%           None        None
--------------------------------------------------------------------------

 $500,000-$999,999           2.00%        2.04%           None        None

--------------------------------------------------------------------------
 $1,000,000 and over          None         None           None        None
--------------------------------------------------------------------------


Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management Fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A Share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A Shares investments will be valued at the higher of cost or current value.) You may also combine your Class A Shares purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management Fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your



--------------------------------------------------------------------------------
                                       15

A Detailed Look at the European Equity Fund--Class A, B and C



purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.


Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A Shares of another Deutsche Asset Management Fund for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).


3) If you are a current or retired Director or Trustee of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor, or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

 (i)  A qualified retirement plan;

 (ii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


You may exchange Class A, B, or C Shares of certain other Deutsche Asset Management Funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If your shares are in an account with the Fund's Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You will receive a written confirmation of each transaction from the Service Center or your service agent.

PLEASE NOTE THE FOLLOWING:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


o You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the change by letter only.


o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price


The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule.



                     Sales Charge as a Percentage of the
                       Dollar Amount Subject to Charge
                   (as a % of the Lesser of Cost or Value)

 Years Since         Class A         Class B        Class C
 Purchase             Shares          Shares         Shares

 First                 1.00%*          5.00%          1.00%
-----------------------------------------------------------

 Second                1.00%*          4.00%           None

-----------------------------------------------------------
 Third                  None           3.00%           None
-----------------------------------------------------------
 Fourth                 None           3.00%           None
-----------------------------------------------------------
 Fifth                  None           2.00%           None
-----------------------------------------------------------
 Sixth                  None           1.00%           None
-----------------------------------------------------------
 Thereafter             None            None           None
-----------------------------------------------------------


*You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.



--------------------------------------------------------------------------------
                                       16

                   A Detailed Look at the European Equity Fund--Class A, B and C



Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.


Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchases by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A shares. If you purchased your shares prior to January 18, 2000, your Class B shares will be converted to Class A shares six years after your purchase. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o We accept payment for shares only in US dollars by check or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.


o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

o We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made 'in-kind').

o We do not issue share certificates.


--------------------------------------------------------------------------------
                                       17

A Detailed Look at the European Equity Fund--Class A, B and C



o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.


o Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.






--------------------------------------------------------------------------------
                                       18

                   A Detailed Look at the European Equity Fund--Class A, B and C




The tables below and on the following pages provide a picture of the Fund's financial performance for the past fiscal period for Class A, B and C Shares. The information selected reflects results for a single Fund shares. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestments of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.





 FINANCIAL HIGHLIGHTS

 CLASS A
                                                                                For the Period February 28, 2001 1 through
                                                                                                          October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $10.00

-----------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Net investment income                                                                                                  -- 2
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                              (2.54)
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                                    (2.54)
=============================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                                     $ 7.46
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                                            (25.40)%

=============================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                                                                             $283
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                                                                                0.25% 3
-----------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                                       1.53% 3
-----------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                                                                       1.50% 3
-----------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                                       1.88% 3
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                               238%
-----------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 Amount rounds to less than $0.01 per share.

3 Annualized.







--------------------------------------------------------------------------------
                                       19

A Detailed Look at the European Equity Fund--Class A, B and C

 FINANCIAL HIGHLIGHTS

 CLASS B
                                                                                For the Period February 28, 2001 1 through
                                                                                                          October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $10.00

------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of income                                                                                        (0.01)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                              (2.57)
------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                                    (2.58)
==============================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                                     $ 7.42
------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                                            (25.80)%

==============================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                                                                              $67
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Expenses in excess of income                                                                                        (0.26)% 2
------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                                       2.28% 2
------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                                                                       2.25% 2
------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                                       2.63% 2
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                               238%
------------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 Annualized.






--------------------------------------------------------------------------------
                                       20

                   A Detailed Look at the European Equity Fund--Class A, B and C

 FINANCIAL HIGHLIGHTS

 CLASS C
                                                                                For the Period February 28, 2001 1 through
                                                                                                          October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $10.00

------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of income                                                                                        (0.01)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                              (2.54)
------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                                    (2.55)
==============================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                                     $ 7.45
------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                                            (25.50)%

==============================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                                                                              $94
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Expenses in excess of income                                                                                        (0.29)% 2
------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                                       2.28% 2
------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                                                                       2.25% 2
------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                                                                       2.63% 2
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                               238%
------------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 Annualized.








--------------------------------------------------------------------------------
                                       21

A Detailed Look at the European Equity Fund--Class A, B and C




Institutional Class performance is presented to provide historical financial performance for the periods prior to the inception of the Class A, B and C Shares. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS
 INSTITUTIONAL CLASS
                                                                                                For the Years Ended October 31,
                                                               2001           2000           1999            1998          1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $28.44         $11.43         $13.50          $12.81        $10.60
--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess
   of) income                                                  0.23          (1.37)          0.29            0.15          0.25
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                         (8.11)         16.20           2.04            1.68          2.11
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             (7.88)         14.83           2.33            1.83          2.36
================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.37)         (0.08)         (0.29)          (0.24)        (0.03)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from
   investment transactions                                       --             --          (4.11)          (0.90)        (0.12)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.37)         (0.08)         (4.40)          (1.14)        (0.15)
================================================================================================================================
 OTHER CAPITAL CHANGES 1                                         --           2.26             --              --            --
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                                $20.19         $28.44         $11.43          $13.50        $12.81
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                     (28.10)%       149.63%         21.18%          15.36%        22.48%
================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                     $21,612        $50,677           $897          $5,387       $39,330
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         0.48%          0.92%          1.23%           1.12%         1.71%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.28%          1.28%            --%             --%           --%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                1.25%          1.25%          0.90%           0.90%         0.90%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.63%          1.94%          1.64%           1.13%         1.17%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        238%           377%            80%             49%           45%
--------------------------------------------------------------------------------------------------------------------------------

1 Represents one-time gain from accounting for cancellation of certain shareholder transactions.






--------------------------------------------------------------------------------
                                       22

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                     Deutsche Asset Management Service Center
                     P.O. Box 219210
                     Kansas City, MO 64121-9210

or call toll-free:   1-800-730-1313


You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


European Equity Fund--Class A                                    CUSIP#61735K521
European Equity Fund--Class B                                    CUSIP#61735K513
European Equity Fund--Class C                                    CUSIP#61735K497

Morgan Grenfell Investment Trust



Distributed by:
ICC Distributors, Inc.
Two Portland Square                                              1734PRO (02/02)
Portland, ME 04101                                               811-8006

                                                       DEUTSCHE ASSET MANAGEMENT


                                                           [graphic omitted]
                                                                Mutual Fund
                                                                      Prospectus


                                                               February 28, 2002


                                                                   Premier Class


European Equity Fund



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                             [graphic omitted]
                                                             A Member of the
                                                             DEUTSCHE BANK GROUP

OVERVIEW
--------------------------------------------------------------------------------
OF THE EUROPEAN EQUITY FUND--PREMIER CLASS


GOAL: The Fund invests for capital appreciation.
CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.






EUROPEAN EQUITY FUND--PREMIER CLASS

OVERVIEW OF THE EUROPEAN EQUITY FUND

Goal .................................................. 3
Core Strategy ......................................... 3
Investment Policies and Strategies .................... 3
Principal Risks of Investing in the Fund .............. 4
Who Should Consider Investing in the Fund ............. 4
Total Returns, After Fees and Expenses ................ 5
Annual Fund Operating Expenses ........................ 6


A DETAILED LOOK AT THE EUROPEAN EQUITY FUND

Objective ............................................. 7
Strategy .............................................. 7
Principal Investments ................................. 7
Investment Process .................................... 7
Other Investments ..................................... 8
Risks ................................................. 8
Management of the Fund ................................ 9
Calculating the Fund's Share Price ....................10
Performance Information ...............................11
Dividends and Distributions ...........................11
Tax Considerations ....................................11
Buying and Selling Fund Shares ........................12
Financial Highlights ..................................15






--------------------------------------------------------------------------------
                                        3

Overview of the European Equity Fund--Premier Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o  stocks that the investment advisor has selected could perform poorly; or


o the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

o adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

o foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

o the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors; or

o foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND


The European Equity Fund--Premier Class requires a minimum investment of $5,000,000. You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



--------------------------------------------------------------------------------

                             Overview of the European Equity Fund--Premier Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Premier Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on September 3, 1996. The bar chart shows the actual return of the Fund's Institutional Class for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International
(MSCI) Europe Index over the last one and five years and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


1 Institutional Class performance is presented because Premier Class shares have no performance history. Premier Class shares will have substantially similar performance because the shares are invested in the same portfolio of securities. The annual returns will differ only to the extent that Premier Class expenses are lower than Institutional Class expenses. Institutional Class shares are offered under a separate prospectus, which is available upon request.

2 Effective December 23, 1999, Deutsche Asset Management, Inc. replaced Deutsche Asset Management Investment Services Limited as the investment advisor to the Fund.

3 Past performance is not indicative of future results. The Fund's performance in 2000 was achieved during favorable favorable market conditions that may not be sustained. The Fund was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefitted from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.


4 The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


5 The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


6 MSCI Europe Index performance is calculated from August 30, 1996.


YEAR-BY-YEAR RETURNS
INSTITUTIONAL CLASS 1
(each full calendar year since inception)
[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:
1997            15.54%
1998            22.89%
1999            45.43%
2000            96.70%
2001           -27.56%



For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 105.41% (fourth quarter 1999) and the lowest quarterly return of Institutional Class shares was -16.78% (third quarter). Past performance offers no indication of how the Fund will perform in the future.





   PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001
                                                      AVERAGE ANNUAL RETURNS
                                       1 Year    5 Years         Since Inception
                                                           (September 3, 1996) 3


 Institutional Class 1
 Return Before Taxes                  (27.56)%   24.09%             25.73%
--------------------------------------------------------------------------------
 Return After Taxes on
--------------------------------------------------------------------------------
 Distributions 4                      (27.56)%   21.64%             23.30%
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions and Sale
 of Fund Shares 5                     (16.78)%   19.35%             20.90%
--------------------------------------------------------------------------------
 MSCI Europe Index 6
 (reflects no deduction for
 fees, expenses or taxes)             (19.90)%    6.24%              8.09%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Overview of the European Equity Fund--Premier Class



ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)


The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Premier shares of the Fund.


Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Premier shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.



--------------------------------------------------------------------------------
1 Expenses are estimated because Premier Class shares are a new class of shares that do not have a full year of operating history. For the fiscal year ended October 31, 2001, Other Expenses and Total Annual Fund Operating Expenses were 0.93% and 1.63%, respectively, of the average daily net assets of the Institutional Class shares.

2 The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.95%.


3 For the first 12 months, the expense example takes into account fee waivers and reimbursements.




   ANNUAL FEES AND EXPENSES 1

                                        PERCENTAGE OF AVERAGE
                                           DAILY NET ASSETS 1





 Management Fees                                        0.70%
-----------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
-----------------------------------------------------------------
 Other Expenses                                         0.93%
-----------------------------------------------------------------
 Total Annual Fund Operating Expenses                   1.63%
-----------------------------------------------------------------
 Less: Fee Waiver or Expense Reimbursement             (0.68)% 2
-----------------------------------------------------------------
 NET EXPENSES                                           0.95%
-----------------------------------------------------------------



   EXPENSE EXAMPLE 3


           1 Year         3 Years       5 Years        10 Years
            $97            $448           $822         $1,876
---------------------------------------------------------------



--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE EUROPEAN EQUITY FUND--PREMIER CLASS



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe.

The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investment across different countries, the Fund may invest a significant portion of its assets in a single country.

The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS


Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

o stock price relative to the company's rate of earnings growth;

o valuation relative to other European companies and market averages;

o valuation relative to global peers;


o merger and acquisition trends.





--------------------------------------------------------------------------------


Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

The MSCI Europe Index tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.





--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.





--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class



The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances. Recently, the Fund has had a high portfolio turnover rate.

OTHER INVESTMENTS

We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING AND EMERGING MARKETS INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.



Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

--------------------------------------------------------------------------------
                                        8

                      A Detailed Look at the European Equity Fund--Premier Class



Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o the use of futures and options for non-hedging purposes involve greater risks than stock investments.


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure implies the risk that the values we have determined than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.


MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').


Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisors. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, New York 10017, acts as the investment advisor for the Fund. The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.




-------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class




Portfolio Managers.

The following portfolio managers have been responsible for the day-to-day management of the Fund's investments:

Clare Brody, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund.

o  Joined Deutsche Asset Management in 1993 and the Fund in December 1999.

o Portfolio manger with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

o  Eleven years of investment industry experience.

o  BS, Cornell University.

Matthias Knerr, CFA, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

o  Joined Deutsche Asset Management in 1995 and the Fund in December 1999.

o  Seven years of investment industry experience.

o Finance and international business undergraduate degree from Pennsylvania State University.

o Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President, Deutsche Asset Management and Co-Manager of the Fund.
o  Joined Deutsche Asset Management in 1996 and the Fund in August 2000.

o  Eight years of investment industry experience.

o  Previously, Praktikant with McKinsey & Co.; 1995.

o BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard University-Tufts University.

o  Emerging Market and Neur Markt analyst.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


o  keeping accurate, up-to-date records for your individual Fund account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o  sending proxy reports and updated prospectus information to you; and

o  collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in the subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: WWW.DEAM-US.COM.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.



--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.






--------------------------------------------------------------------------------
                                       10

                      A Detailed Look at the European Equity Fund--Premier Class




When price quotations for a particular security are not readily available, or may be unreliable, we determine their value by the method that most accurately reflects their fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gains at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


   TRANSACTION                                          TAX STATUS



 Income dividends                                       Ordinary income
--------------------------------------------------------------------------------
 Short-term capital gains distributions                 Ordinary income
--------------------------------------------------------------------------------
 Long-term capital gains distributions                  Long-term capital gains
--------------------------------------------------------------------------------


*Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your individual income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


   TRANSACTION                                          TAX STATUS

 Your sale of shares owned                              Generally, long-term
 more than one year                                     capital gains or losses
--------------------------------------------------------------------------------
 Your sale of shares owned                              Generally, short-term
 for one year or less                                   capital gains or losses
 special rules                                          subject to
--------------------------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.





--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class



BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management
Service Center:

By Phone                        1-800-730-1313

By Mail                         Deutsche Asset Management
                                Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210

By Overnight Mail               Deutsche Asset Management
                                Service Center
                                210 West 10th Street, 8th floor
                                Kansas City, MO 64105-1716


OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 A.M. TO 7:00 P.M., EASTERN TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS. YOU CAN REACH THE SERVICE CENTER'S AUTOMATED ASSISTANCE LINE 24 HOURS A DAY, 7 DAYS A WEEK.


Minimum Account Investments

To open an account                                   $5,000,000
To add to an account                                 $1,000,000
Minimum account balance                              $1,000,000

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to directors and trustees, of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment requirements.

How to Open Your Fund Account

By Mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under 'How to contact the Deutsche Asset Management Service Center.'

By Wire       Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to Deutsche European Equity Fund--Premier Class--1731 to the Service Center. The addresses are shown above under 'How to the contact Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Mutual Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:                  02 1001033
Attn:                         Deutsche Asset Management/
                              Mutual Funds
DDA No.:                      00-226-296
FBO:                          (Account name)
                              (Account number)
Credit:                       European Equity Fund--
                              Premier Class--1731

Refer to your account statement for the account name, number and fund number.




--------------------------------------------------------------------------------

                      A Detailed Look at the European Equity Fund--Premier Class



Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.


Important Information about Buying and Selling Premier Class Shares

o You may buy and sell shares of the Fund through authorized service agents as well as directly from us. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm Eastern time the next business day, we have the right to cancel your order; hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

o The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent of the Service Center for more information.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

o The Fund does not issue share certificates.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.




--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class



o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your Premier Class shares for certain other shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Deutsche Asset Management Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent.


PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the Fund being purchased.




--------------------------------------------------------------------------------

                      A Detailed Look at the European Equity Fund--Premier Class



Institutional Class performance is presented because Premier Class shares are a newly offered class of shares with no performance history. Premier Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS

                                                                                      For the Years Ended October 31,
                                                    2001           2000           1999           1998            1997


 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                $28.44         $11.43         $13.50          $12.81         $10.60
-----------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess of) income       0.23          (1.37)          0.29            0.15           0.25
-----------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies               (8.11)         16.20           2.04            1.68           2.11
-----------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                   (7.88)         14.83           2.33            1.83           2.36
=======================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                              (0.37)         (0.08)         (0.29)          (0.24)         (0.03)
-----------------------------------------------------------------------------------------------------------------------
 Net realized gain from
   investment transactions                             --             --          (4.11)          (0.90)         (0.12)
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                (0.37)         (0.08)         (4.40)          (1.14)         (0.15)
=======================================================================================================================
 Other capital changes 1                               --           2.26             --              --             --
-----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                      $20.19         $28.44         $11.43          $13.50         $12.81
-----------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                           (28.10)%       149.63%         21.18%          15.36%         22.48%
=======================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)           $21,612        $50,677           $897          $5,387        $39,330
-----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                               0.48%          0.92%          1.23%           1.12%          1.71%
-----------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)      1.28%          1.28%            --%             --%            --%
-----------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)      1.25%          1.25%          0.90%           0.90%          0.90%
-----------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)      1.63%          1.94%          1.64%           1.13%          1.17%
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              238%           377%            80%             49%            45%
-----------------------------------------------------------------------------------------------------------------------

1 Represents one-time gain from accounting for cancellation of certain shareholder trades.





--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:


                          Deutsche Asset Management Service Center
                          P.O. Box 219210
                          Kansas City, MO64121-9210


or call toll-free:        1-800-730-1313



You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.



European Equity Fund--Premier Class
Morgan Grenfell Investment Trust



Distributed by:                                                   CUSIP#61732K39
ICC Distributors, Inc.                                            PRO(02/02)
Two Portland Square                                               811-8006
Portland, ME04101

                                                       DEUTSCHE ASSET MANAGEMENT


[GRAPHIC OMITTED]

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                                   Premier Class


INTERNATIONAL SELECT EQUITY FUND




[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                            [GRAPHIC OMITTED]
representation to the contrary is a criminal                     A Member of the
offense.]                                                    DEUTSCHE BANK GROUP

OVERVIEW
--------------------------------------------------------------------------------
OF THE INTERNATIONAL SELECT EQUITY FUND--PREMIER CLASS


GOAL: The Fund invests for capital appreciation.
CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.




INTERNATIONAL SELECT EQUITY FUND--PREMIER CLASS

OVERVIEW OF THE INTERNATIONAL SELECT
EQUITY FUND

Goal ................................................   3
Core Strategy .......................................   3
Investment Policies and Strategies ..................   3
Principal Risks of Investing in the Fund ............   4
Who Should Consider Investing in the Fund ...........   4
Total Returns, After Fees and Expenses ..............   5
Annual Fund Operating Expenses ......................   6

A DETAILED LOOK AT THE INTERNATIONAL SELECT
EQUITY FUND

Objective ...........................................   7
Strategy ............................................   7
Principal Investments ...............................   7
Investment Process ..................................   7
Other Investments ...................................   7
Risks ...............................................   8
Management of the Fund ..............................   9
Calculating the Fund's Share Price ..................  10

Performance Information .............................  10
Dividends and Distributions .........................  10

Tax Considerations ..................................  11
Buying and Selling Fund Shares ......................  11
Financial Highlights ................................  14




--------------------------------------------------------------------------------
                                        3

Overview of the International Select Equity Fund--Premier Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

o Foreign securities markets are often smaller and less liquid than the US market which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.


WHO SHOULD CONSIDER INVESTING IN THE FUND


The International Select Equity Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.




--------------------------------------------------------------------------------
                                        4

                 Overview of the International Select Equity Fund--Premier Class


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Premier Class shares for each full calendar year since the Class's inception February 29, 2000. The table compares the average annual return of the Fund's Premier Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE(R) Index for the last one year and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Premier Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio.

1 The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

2 The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

3 MSCI EAFE(R) Index performance is calculated from February 29, 2000.





YEAR-BY-YEAR RETURNS
PREMIER CLASS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
2001     -16.34%


For the period shown in the bar chart, the highest return of Premier Class shares in any calendar quarter was 11.17% (fourth quarter 2001) and the lowest quarterly return of Premier Class shares was -14.41% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.



PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                AVERAGE ANNUAL RETURNS
                                       1 Year          Since Inception
                                                    (February 29, 2000)


 Premier Class
 Return Before Taxes                 (16.34)%                (22.93)%
-----------------------------------------------------------------------
 Premier Class
 Return After Taxes on
 Distributions 1                     (16.33)%                (24.57)%
-----------------------------------------------------------------------
 Premier Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares 2                     (9.85)%                (18.52)%
-----------------------------------------------------------------------
 MSCI EAFE(R)Index 3
 (reflects no deductions
 for fees, expenses or taxes)        (21.44)%                (17.61)%
-----------------------------------------------------------------------




--------------------------------------------------------------------------------
                                        5

Overview of the International Select Equity Fund--Premier Class


ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)


The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Premier Class shares of the Fund.


Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in the Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------

1 The investment advisor and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.90%. This waiver excludes 0.01% of interest charges on fund borrowings.


2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.




ANNUAL FEES AND EXPENSES

                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                        0.70%
---------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
---------------------------------------------------------------

 Other Expenses                                         0.46%
---------------------------------------------------------------
 Total Annual Fund Operating Expenses                   1.16%
---------------------------------------------------------------
 Less: Fee Waivers or Expense Reimbursements            0.25% 1
---------------------------------------------------------------
 NET EXPENSES                                           0.91%

---------------------------------------------------------------


EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years


            $93            $344           $614         $1,387

----------------------------------------------------------------




--------------------------------------------------------------------------------
                                        6

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE INTERNATIONAL SELECT EQUITY FUND--PREMIER CLASS



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.


The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS


The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.


We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------
                                        7

Overview of the International Select Equity Fund--Premier Class


Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time.



--------------------------------------------------------------------------------
Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.
--------------------------------------------------------------------------------
                                        8

                 Overview of the International Select Equity Fund--Premier Class


Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o the use of futures and options for non-hedging purposes involves greater risks than stock investments.

MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').


Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the Fund. The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.


DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $6 billion in assets.


DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director, Deutsche Asset Management, and Lead Manager of the Fund.

o Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.


o 13 years of investment industry experience.


o Fluent in German, French, Italian and Spanish.

o Masters in Economics and Business Administration from Freiburg University.




--------------------------------------------------------------------------------
                                        9

Overview of the International Select Equity Fund--Premier Class


Richard Wilson, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.


o 14 years investment industry experience.


o Member of the Global Equity Portfolio Team and Head of Global Utility
  Research.


o UK and Pan European manager.

o BA from Exeter University.


James Pulsford, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1984.

o 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

o BA from Oxford University

Amy Low, Assistant Vice President, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1997. Prior to that, was a credit analyst with OCBC from 1994 to 1997.


o Eight years of investment industry experience.


o Chartered Financial Analyst.

o Bachelor of Business (Hons) degree from the Nanyang Technological University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1995.


o Seven years of investment industry experience.


o Asia-Pacific analyst.

o MA from Cambridge University.

CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.


The formula for calculating the Fund's Net Asset Value calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.


When price quotations for a particular security are not readily available, we determine its value by the method we believe most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gains at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid



--------------------------------------------------------------------------------
Typically the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.
--------------------------------------------------------------------------------
                                       10

                 Overview of the International Select Equity Fund--Premier Class



federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have the dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:



 TRANSACTION                                     TAX STATUS

 Income dividends                                Ordinary income
------------------------------------------------------------------------

 Short-term capital gains distributions*         Ordinary income
------------------------------------------------------------------------
 Long-term capital gains distributions*          Long-term capital gains

------------------------------------------------------------------------


*Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:



 TRANSACTION                            TAX STATUS

 Your sale of shares owned              Generally, long-term
 more than one year                     capital gains or losses
---------------------------------------------------------------------
 Your sale of shares owned              Generally, short-term capital
 for one year or less                   gains or losses; losses
 special rules                          subject to special rules
---------------------------------------------------------------------



By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING FUND SHARES


How to contact the Deutsche Asset Management
Service Center:

By Phone                        1-800-730-1313

By Mail                         Deutsche Asset Management
                                Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121

By Overnight Mail               Deutsche Asset Management
                                Service Center
                                210 West 10th Street, 8th floor
                                Kansas City, MO 64105-1716


OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 A.M. TO 7:00 P.M., EASTERN TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS. YOU CAN REACH THE SERVICE CENTER'S AUTOMATED ASSISTANCE LINE 24 HOURS A DAY, 7 DAYS A WEEK.


Minimum Account Investments

To open an account                                   $5 million
To add to an account                                 $1 million
Minimum account balance                              $1 million


The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to directors and trustees of any mutual fund advised or administered by DeAM, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment requirements.



--------------------------------------------------------------------------------
                                       11

Overview of the International Select Equity Fund--Premier Class



How to Open Your Fund Account

By Mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to International Select Equity Fund--Premier Class--1198, to the Service Center. The addresses are shown under 'How to contact the Deutsche Asset Management Service Center.'

By Wire               Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to International Select Equity Fund--Premier Class--1198, to the Service Center. The addresses are shown in this section under 'How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds' and include your account number and the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:                  021001033
Attn:                         Deutsche Asset Management/
                              Mutual Funds
DDA No.:                      00-226-296
FBO:                          (Account name)
                              (Account number)
Credit:                       International Select Equity Fund
                              --Premier Class--1198

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. When you inform the Service Center representative of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares


o You may buy and sell shares of the Fund through authorized service agents as well as directly from us. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm Eastern time the next business day, we have the right to cancel your order; hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

o The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.



--------------------------------------------------------------------------------
                                       12

                 Overview of the International Select Equity Fund--Premier Class



o We reserve the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent of the Service Center for more information.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

o The Fund does not issue share certificates.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your Premier Class shares for certain other shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

PLEASE NOTE THE FOLLOWING CONDITIONS:


o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.
--------------------------------------------------------------------------------
                                       13

Overview of the International Select Equity Fund--Premier Class


The table below helps you understand the financial performance of the Premier Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Premier Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Premier Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



FINANCIAL HIGHLIGHTS
                                                                                     For the Period
                                                                 For the        February 29, 2000 1
                                                              Year Ended                    through
                                                        October 31, 2001           October 31, 2000

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                             $21.48                     $27.67
------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                              0.08                       0.07
------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on
   investments and foreign currencies                              (5.08)                     (6.26)
------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                  (5.00)                     (6.19)
======================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                             (0.12)                        --
------------------------------------------------------------------------------------------------------
 Net realized gain from
   investment transactions                                         (1.99)                        --
------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                               (2.11)                        --
======================================================================================================

 NET ASSET VALUE, END OF PERIOD                                   $14.37                     $21.48

------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                          (25.44)%                   (22.37)%
======================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of period (000s omitted)                       $159,332                   $213,688
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                              0.52%                      0.56% 2
------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                     0.91%                      0.90% 2
------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                     0.90%                      0.90% 2
------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                     1.16%                      1.15% 2
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             220%                       233%
------------------------------------------------------------------------------------------------------


1 Commencement of operations.


2 Annualized.



--------------------------------------------------------------------------------
                                       14

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                            Deutsche Asset Management Service Center
                            P.O. Box 219210
                            Kansas City, MO64121-9210
or call toll-free:          1-800-730-1313



You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.




International Select Equity Fund--Premier Class
Morgan Grenfell Investment Trust






Distributed by:
ICC Distributors, Inc.                                           CUSIP#61735K570
Two Portland Square                                               1198PRO(02/02)
Portland, ME04101                                                       811-8006

                                                       DEUTSCHE ASSET MANAGEMENT


[graphic omitted]

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                         Class A, B and C Shares


INTERNATIONAL SELECT EQUITY FUND



[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any                          [graphic omitted]
representation to the contrary is a criminal                 A Member of the
offense.]                                                    DEUTSCHE BANK GROUP

OVERVIEW
--------------------------------------------------------------------------------
OF THE INTERNATIONAL SELECT EQUITY FUND--CLASS A, B AND C


GOAL: The Fund invests for capital appreciation.

CORE STRATEGY: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.





INTERNATIONAL SELECT EQUITY FUND--
CLASS A, B AND C

OVERVIEW OF THE INTERNATIONAL SELECT
EQUITY FUND

Goal ...................................................................   3
Core Strategy ..........................................................   3
Investment Policies and Strategies .....................................   3
Principal Risks of Investing in the Fund ...............................   4
Who Should Consider Investing in the Fund ..............................   4
Total Returns, After Fees and Expenses .................................   5
Fees and Expenses of the Fund ..........................................   6

A DETAILED LOOK AT THE INTERNATIONAL SELECT
EQUITY FUND

Objective ..............................................................   8
Strategy ...............................................................   8
Principal Investments ..................................................   8
Investment Process .....................................................   8
Other Investments ......................................................   8
Risks ..................................................................   9
Management of the Fund .................................................  10
Calculating the Fund's Share Price .....................................  11
Performance Information ................................................  11
Dividends and Distributions ............................................  11
Tax Considerations .....................................................  11

How to Choose the Class that is Right for You ..........................  12
Buying and Selling Fund Shares .........................................  13
Sales Charges ..........................................................  14
Financial Highlights ...................................................  18



--------------------------------------------------------------------------------
                                        3

Overview of the International Select Equity Fund--Class A, B and C



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


o Stocks that the investment advisor has selected could perform poorly.

o The stock market could perform poorly in one or more of the countries in which the Fund has invested.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

o Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.


WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the International Select Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.


You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes the International Select Equity Fund Class A Shares, Class B Shares and Class C Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center'). The Fund also offers other classes with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.






--------------------------------------------------------------------------------
                                        4

              Overview of the International Select Equity Fund--Class A, B and C



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B andC Shares were first offered on February 28, 2001, the following bar chart shows performance of Class A Shares from their inception date, February 28, 2001 to December 31, 2001 along with the historical performance of the Fund's Institutional Class Shares for each full calendar year since the Fund began selling Institutional Class Shares to the public on May 5, 1995.

The table compares these returns with the Morgan Stanley Capital International
(MSCI) EAFE(R) Index over the past year, five years and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results. In the table, the performance figures for the Class A, B and C Shares for the periods prior to their inception are based on the historical performance of the Fund's Institutional Class Shares, adjusted to reflect the sales charges and expenses of Class A, B and C Shares.


The table also shows the after-tax returns of the Fund's Class A Shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, Norway, Portfugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares. The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

1 The performance for the Class A, B and C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance for the Fund's Institutional Class from its inception date May 5, 1995 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A Shares.
2 The inception date in the table is the inception date of the Fund's Institutional Class Shares. The MSCI EAFE(R) Index is calculated from May 31, 1995.

YEAR-BY-YEAR RETURNS 1
(each full calendar year since inception)
[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:

1996                  9.85%
1997                  0.08%
1998                 22.98%
1999                 88.06%
2000                -14.38%
2001                -16.44%

The bar chart doees not reflect sales charges. It if did, returns would be less than those shown.

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 42.80% (fourth quarter 1999) and the lowest quarterly return for Institutional Class shares was -15.37% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.



 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                                       AVERAGE ANNUAL RETURNS
                                   1 Year      5 Years        Since Inception
                                                              (May 5, 1995) 2

 Class A Shares
 Return Before Taxes              (16.44)%      10.61%                 11.77%
-----------------------------------------------------------------------------
 Class A Shares
 Return After Taxes on
 Distributions                    (21.03)%       7.86%                  9.18%
-----------------------------------------------------------------------------
 Class A Shares
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                   (12.81)%       7.13%                  8.33%
-----------------------------------------------------------------------------
 Class B Shares                   (17.49)%       9.72%                 10.90%
-----------------------------------------------------------------------------
 Class C Shares                   (17.40)%       9.75%                 10.92%
-----------------------------------------------------------------------------
 MSCI EAFE(R)Index
 (reflects no deductons for
 fees, epenses or taxes)          (21.44)%       0.89%                  2.56%
-----------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        5

Overview of the International Select Equity Fund--Class A, B and C


FEES AND EXPENSES OF THE FUND


The Annual Fees and Expense tables to the right describe the fees and expenses that you may pay if you buy and hold Class A, B and C Shares.


--------------------------------------------------------------------------------

1 Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')

2 Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See the section entitled 'Sales
Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')

3 You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See the section entitled 'Sales Charges--Redemption Price.')

4 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.

5 The investment advisor and administrator have contractually agreed, for the 16 month period from the Fund's fiscal year-end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50% for Class A and 2.25% for Class B and C Shares. This waiver excludes interest charges on fund borrowings.





 SHAREHOLDER FEES
 (fees paid directly from your investment)

                                           Class A     Class B       Class C
                                            Shares      Shares        Shares

 Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)               5.50% 1      None          None
-------------------------------------------------------------------------------

 Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)               1.00% 1      5.00% 2       1.00% 3
-------------------------------------------------------------------------------
 Maximum short-term redemption
 fee (as a percentage of amount
 redeemed, as applicable)                    2.00% 4      None          None
-------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES 5


 (expenses paid from Fund assets)

                                             Class A     Class B     Class C
                                              Shares      Shares      Shares

 Management Fees                               0.70%       0.70%       0.70%
----------------------------------------------------------------------------
 Distribution and/or Service
 (12b-1) Fees                                  0.25%       0.75%       0.75%
----------------------------------------------------------------------------

 Other Expenses (including a 0.25%
 shareholder servicing fee for Class B
 and Class C Shares)                           0.46%       0.71%       0.71%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES                            1.41%       2.16%       2.16%
----------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        6

              Overview of the International Select Equity Fund--Class A, B and C




Expense Examples. The examples to the right illustrate the expenses you will incur on a $10,000 investment in Class A, B and C Shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use these hypothetical examples to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Sales Charges'.) Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rule for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.



EXPENSE EXAMPLES 1

   You would pay the following expenses if you redeemed your shares at the end of each period:

                      1 YEAR    3 YEARS   5 YEARS    10 YEARS


 Class A Shares        $686       $972     $1,279     $2,148
-------------------------------------------------------------
 Class B Shares        $719       $976     $1,359     $2,213
-------------------------------------------------------------
 Class C Shares        $319       $676     $1,159     $2,493
-------------------------------------------------------------


   You would pay the following expenses if you did not redeem your shares at the end of each period:

                      1 YEAR    3 YEARS   5 YEARS    10 YEARS


 Class A Shares        $686       $972     $1,279     $2,148
-------------------------------------------------------------
 Class B Shares        $219       $676     $1,159     $2,213
-------------------------------------------------------------
 Class C Shares        $219       $676     $1,159     $2,493
-------------------------------------------------------------


1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.


--------------------------------------------------------------------------------
                                        7

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE INTERNATIONAL SELECT EQUITY FUND--CLASS A, B AND C



OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.


INVESTMENT PROCESS


The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.


Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS


The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.


We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.


Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

--------------------------------------------------------------------------------
                                        8

       A Detailed Look at the International Select Equity Fund--Class A, B and C



We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.


Secondary Risks


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that we believe most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

--------------------------------------------------------------------------------
                                        9

A Detailed Look at the International Select Equity Fund--Class A, B and C



Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and


o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the Fund. The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.


DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $6 billion in assets.


DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director, Deutsche Asset Management, and Lead Manager of the Fund.

o Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.


o 13 years of investment industry experience.


o Fluent in German, French, Italian and Spanish.

o Masters in Economics and Business Administration from Freiburg University.

Richard Wilson, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.


o 14 years investment industry experience.


o Member of the Global Equity Portfolio Team and Head of Global Utility
  Research.

o UK & Pan European manager.

o BA from Exeter University.

James Pulsford, Director, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1984.


o 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

o BA from Oxford University


Amy Low, Assistant Vice President, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1997. Prior to that, was a credit analyst with OCBC from 1994 to 1997.


o Eight years of investment industry experience.


o Chartered Financial Analyst.

o Bachelor of Business (Hons) degree from the Nanyang Technological University.

--------------------------------------------------------------------------------
                                       10

       A Detailed Look at the International Select Equity Fund--Class A, B and C



Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1995.


o Seven years of investment industry experience.


o Asia-Pacific analyst.

o MA from Cambridge University.

CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method we believe most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       11

A Detailed Look at the International Select Equity Fund--Class A, B and C




and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have the dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


   TRANSACTION                                         TAX STATUS

 Income dividends                                      Ordinary income
------------------------------------------------------------------------------

 Short-term capital gains distributions*               Ordinary income
------------------------------------------------------------------------------
 Long-term capital gains distributions*                Long-term capital gains
------------------------------------------------------------------------------

*Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.


If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


   TRANSACTION                                 TAX STATUS


 Your sale of shares owned for                 Generally, long-term
 more than one year                            capital gain or losses
-----------------------------------------------------------------------------
 Your sale of shares owned                     Generally, short-term capital
 for one year or less                          gain or losses; losses subject
                                               to special rules
-----------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1 million or more in Class AShares, you pay no sales charge if you redeem Class A shares.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B shares and, since there is no conversion to Class A shares at the end of seven years, the higher expenses continue for as long as you own your shares.

In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C Shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. Class A shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



--------------------------------------------------------------------------------
                                       12

       A Detailed Look at the International Select Equity Fund--Class A, B and C



BUYING AND SELLING FUND SHARES

To Purchase Shares


You may buy any class of the Fund's shares through your service agent. Contact them for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the ServiceCenter at 1-800-730-1313 for details.


Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments


Initial investment in Class A, B or C Shares                         $2,000
Subsequent investments                                               $  100
IRA account, initial investment (there is no
   minimum for subsequent investments)                               $1,000

Initial investment for shareholders of other Deutsche
   Asset Management funds' Class A, B and C Shares                   $  500
Automatic investing plan, initial investment                         $  250

   Weekly, semi-monthly or monthly plan
   subsequent investments                                            $  100

   Quarterly plan subsequent investments                             $  250

   Semi-annual or annual subsequent investments                      $  500
Minimum investment for qualified retirement plans
   (such as 401(k), pension or profit sharing plans)                 $    0
Minimum account balance:
   Non-retirement account                                            $  500
   IRA account                                                        $   0


Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimum.

Investing Regularly


Automatic Investment. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

You may discontinue your plan, change the plan's dollar amounts frequency or investment date by contacting the Service Center.

If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the account application or contact your service agent or the Service Center.


Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your service agent for details.

Please note that your account cannot become activated until we receive a completed account application via mail or fax.

To Redeem Shares


You may redeem any class of the Fund's shares through your service agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or (if you are redeeming less than $50,000) by telephone. The Service Center will mail your redemption check within seven days after it receives your order in proper form. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.


Your service agent or the Service Center may require the following documents before they redeem your shares:


o A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

o If you are redeeming 'A signature guarantee' if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or securities dealers.


o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


--------------------------------------------------------------------------------
                                       13

A Detailed Look at the International Select Equity Fund--Class A, B and C



If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the right to redeem the remaining shares after giving you 60 days' notice.


Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your service agent or the Service Center for information on this plan.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire you may redeem shares in any amount.

SHORT-TERM REDEMPTION FEE

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

o purchased before January 1, 2002;

o acquired through reinvestment of dividends and other distributions;

o in an account which is closed because the account fails to meet minimum balance requirements; and

o held by qualified employer retirement plans such as 401(k) plans and profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the 'first-in, first out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


Telephone Transactions


You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center.


The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

SALES CHARGES

Purchase Price


The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by theFund.


Class A shares are subject to sales charges according to the following schedule:




                         Class A Sales
                        Charge as a % of
                                         Net Class B  Class C
 Amount of               Offering     Amount   Sales    Sales
 Purchase                   Price   Invested  Charge   Charge

 Less than $50,000          5.50%      5.82%    None     None
-------------------------------------------------------------
 $50,000-$99,999            4.50%      4.71%    None     None
-------------------------------------------------------------
 $100,000-$249,999          3.50%      3.63%    None     None
-------------------------------------------------------------
 $250,000-$499,999          2.50%      2.56%    None     None
-------------------------------------------------------------
 $500,000-$999,999          2.00%      2.04%    None     None
-------------------------------------------------------------
 $1,000,000 and over         None       None    None     None
-------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14

       A Detailed Look at the International Select Equity Fund--Class A, B and C



Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.


Letter of Intent. If you anticipate making additional purchases of Class A shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.


Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:


1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.


2) If you are exchanging an investment in Class A shares of another Deutsche Asset Management fund for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor, or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

   (i)  A qualified retirement plan;

   (ii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


You may exchange Class A, B, or C Shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If your shares are in an account with the Fund's Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You will receive a written confirmation of each transaction from the Service Center or your service agent.

PLEASE NOTE THE FOLLOWING:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


o You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.


o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange

--------------------------------------------------------------------------------
                                       15

A Detailed Look at the International Select Equity Fund--Class A, B and C



  into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.


o If your shares are in a taxable account, you may have to pay tax on the exchange.


o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price


The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:


                      Sales Charge as a Percentage of the
                        Dollar Amount Subject to Charge
                    (as a % of the Lesser of Cost or Value)

 Years Since           Class A         Class B        Class C
 Purchase               Shares          Shares         Shares

 First                   1.00%*          5.00%          1.00%
-------------------------------------------------------------

 Second                  1.00%*          4.00%           None

-------------------------------------------------------------
 Third                    None           3.00%           None
-------------------------------------------------------------
 Fourth                   None           3.00%           None
-------------------------------------------------------------
 Fifth                    None           2.00%           None
-------------------------------------------------------------
 Sixth                    None           1.00%           None
-------------------------------------------------------------
 Thereafter               None            None           None
-------------------------------------------------------------


*You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.



Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.


Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchases by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A shares. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares


o We only issue share certificates for Class A Shares and upon request.

o We do not accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.


--------------------------------------------------------------------------------
                                       16

       A Detailed Look at the International Select Equity Fund--Class A, B and C




o You may buy and sell shares of the Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o We accept payment for shares only in US dollars by check or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

o The payment of redemption proceeds and the processing of changes for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.


o We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

o We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made 'in-kind').

o We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.


o Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on your Fund's overall performance, its current holdings and its investing strategies.





--------------------------------------------------------------------------------
                                       17

A Detailed Look at the International Select Equity Fund--Class A, B and C


The tables below and on the following pages provide a picture of the Fund's financial performance for the past fiscal period for Class A, B and C Shares. The information selected reflects results for a single Fund shares. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestments of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.




 FINANCIAL HIGHLIGHT

 CLASS A                                                                                              For the Period
                                                                                                 February 28, 2001 1
                                                                                                             through
                                                                                                    October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                         $10.00

------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of income                                                                                  (0.01)
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                        (1.80)
------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                              (1.81)
========================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                               $ 8.19
------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                                      (18.10)%

========================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                                                                       $484

------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:


 Expenses in excess of income                                                                                  (0.15)% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (includes interest expense paid by the Fund)                      1.41% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (excludes interest expense paid by the Fund)                      1.40% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements (includes interest expense paid by the Fund)                     1.41% 2
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                         220%
------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 Annualized.






--------------------------------------------------------------------------------
                                       18

       A Detailed Look at the International Select Equity Fund--Class A, B and C

 FINANCIAL HIGHLIGHTS
 CLASS B                                                                                              For the Period
                                                                                                 February 28, 2001 1
                                                                                                             through
                                                                                                    October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                         $10.00

------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of income                                                                                  (0.02)
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                        (1.87)
 TOTAL FROM INVESTMENT OPERATIONS                                                                              (1.89)
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                                               $ 8.11
------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                                      (18.90)%

========================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                                                                        $80
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Expenses in excess of income                                                                                  (0.43)% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (includes interest expense paid by the Fund)                      2.16% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (excludes interest expense paid by the Fund)                      2.15% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements (includes interest expense paid by the Fund)                     2.16% 2
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                         220%
------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 Annualized.






--------------------------------------------------------------------------------
                                       19

A Detailed Look at the International Select Equity Fund--Class A, B and C

 FINANCIAL HIGHLIGHTS
 CLASS C                                                                                              For the Period
                                                                                                 February 28, 2001 1
                                                                                                             through
                                                                                                    October 31, 2001


 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF PERIOD                                                                         $10.00

------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS


 Expenses in excess of income                                                                                  (0.02)
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currencies                                        (1.87)
------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                                                              (1.89)
========================================================================================================================
 NET ASSET VALUE, END OF PERIOD                                                                               $ 8.11
------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                                                                      (18.90)%

========================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:


 Net assets, end of period (000s omitted)                                                                       $105
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Expenses in excess of income                                                                                  (0.53)% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (includes interest expense paid by the Fund)                      2.16% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements (excludes interest expense paid by the Fund)                      2.15% 2
------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements (includes interest expense paid by the Fund)                     2.16% 2
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                         220%
------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 Annualized.






--------------------------------------------------------------------------------
                                       20

       A Detailed Look at the International Select Equity Fund--Class A, B and C


Institutional Class performance is presented to provide financial performance for the Class A, B and C Shares for periods prior to their inception. Class A, B and C Shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



 FINANCIAL HIGHLIGHTS
 INSTITUTIONAL CLASS
                                                                                               For the Years Ended October 31,
                                                             2001           2000           1999           1998            1997

 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $21.50         $18.10         $12.02         $11.62         $11.88
--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment (expenses in excess of) income                 0.08          (0.85)         (0.09)          0.12           0.16
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                         (5.14)          4.57           6.91           0.90           0.28
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             (5.06)          3.72           6.82           1.02           0.44
================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS:

 Net investment income                                           --          (0.04)         (0.07)         (0.23)         (0.15)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions               (1.99)         (0.28)         (0.67)         (0.39)         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (1.99)         (0.32)         (0.74)         (0.62)         (0.70)
================================================================================================================================
 NET ASSET VALUE, END OF YEAR                                $14.45         $21.50         $18.10         $12.02         $11.62
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                     (25.57)%        20.68%         59.39%          9.28%          3.78%
================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets at end of year (000s omitted)                   $65,548        $55,043        $61,577         $5,419         $4,954
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment (expenses in excess of) income                 0.36%         (0.16)%         0.52%          0.92%          0.97%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.16%          0.96%            --%            --%            --%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                1.15%          0.96%          0.90%          0.90%          0.90%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.16%          0.96%          2.21%          2.89%          2.79%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        220%           233%           239%           127%            55%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       21

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                    Deutsche Asset Management Service Center
                    P.O. Box 219210
                    Kansas City, MO64121-9210

or call toll-free:  1-800-730-1313



You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.




International Select Equity Fund--Class A                      CUSIP#61735K489
International Select Equity Fund--Class B                      CUSIP#61735K471
International Select Equity Fund--Class C                      CUSIP#61735K463
Morgan Grenfell Investment Trust


Distributed by:
ICC Distributors, Inc.
Two Portland Square                                             BDISEPRO (02/02)
Portland, ME 04101                                              811-8006

                                                       DEUTSCHE ASSET MANAGEMENT


[GRAPHIC OMITTED]


                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2002

                                                             Institutional Class


EMERGING MARKETS DEBT FUND





[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy                   [GRAPHIC OMITTED]
or adequacy of this prospectus. Any                              A Member of the
representation to the contrary is a criminal                 DEUTSCHE BANK GROUP
offense.]

OVERVIEW
--------------------------------------------------------------------------------
OF THE EMERGING MARKETS DEBT FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks total return.

CORE STRATEGY: The Fund invests primarily in fixed income securities of issuers in countries with new or emerging securities markets.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in the high yield/high risk fixed income securities of issuers located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. The Fund may invest more than 25% of its total assets in the sovereign debt securities of Russia, Brazil and Mexico. In managing the Fund, we pick securities by using a combination of country selection and individual security selection.


The Fund follows a rigorous sell strategy. We set a target price objective for each security and a target exchange rate objective for each currency. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.






EMERGING MARKETS DEBT FUND--
INSTITUTIONAL CLASS

OVERVIEW OF THE EMERGING MARKETS
DEBT FUND

Goal ................................................   3
Core Strategy .......................................   3
Investment Policies and Strategies ..................   3
Principal Risks of Investing in the Fund ............   4
Who Should Consider Investing in the Fund ...........   4
Total Returns, After Fees and Expenses ..............   5

Fees and Expenses of the Fund .......................   6


A DETAILED LOOK AT THE EMERGING MARKETS
DEBT FUND

Objective ...........................................   7
Strategy ............................................   7
Principal Investments ...............................   7
Investment Process ..................................   7

Other Investments ...................................   8

Risks ...............................................   8
Management of the Fund ..............................   9
Calculating the Fund's Share Price ..................  10
Performance Information .............................  11
Dividends and Distributions .........................  11
Tax Considerations ..................................  11

Buying and Selling Fund Shares ......................  12
Financial Highlights ................................  15





--------------------------------------------------------------------------------
                                       3

Overview of the Emerging Markets Debt Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. These risks are higher for below investment grade bonds ('junk bonds'). For example:


o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

o The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

o Since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.



Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example:


o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Since the Fund may focus its investments in Russia, Brazil and Mexico, it could be particularly susceptible to the effects of political and economic developments in these countries.

o Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.



WHO SHOULD CONSIDER INVESTING IN THE FUND


The Emerging Markets Debt Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

Deutsche Asset Management (DeAM) uses the Fund as an investment vehicle in global asset allocation strategies, that DeAM offers to certain institutional clients. In implementing its asset allocation strategy, DeAM may, from time to time, move large amounts of assets into or out of the Fund, and at times may move all asset allocation funds out of the Fund. Large inflows or outflows can have adverse effects on the Fund's performance. These effects may include, but are not limited to, higher portfolio turnover, higher transactions costs and adverse tax consequences for Fund shareholders that are not in an asset allocation strategy. If DeAM moved all or most asset allocation strategy assets out of the Fund, remaining shareholders may experience higher pro rata operating expenses and the Fund's portfolio may become less diversified, resulting in increased portfolio risk. You should be willing to accept these risks if you invest in the Fund.

You should not consider investing in the Fund if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



--------------------------------------------------------------------------------
                                        4

                 Overview of the Emerging Markets Debt Fund--Institutional Class



TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on August 4, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the JP Morgan Emerging Markets Bond Plus Index over the last one year, five years and since inception. The index is a passive measure of emerging debt market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index representing external currency-denominated debt markets of emerging markets and is a widely accepted benchmark of emerging debt market performance. It is a model, not an actual portfolio. The index includes US dollar- and other external currency-denominated Brady bonds, loans, Eurobonds and local market instruments. It tracks instruments issued in Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

1 The JPMorgan Emerging Markets BondPlus Index average is calculated from July 31, 1994.



YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:
1995     20.02
1996     33.47
1997     12.51
1998     -34.28
1999     28.37
2000     18.69
2001     5.38


For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 16.99% (second quarter 1995) and lowest quarterly return of Institutional Class shares was -34.74% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.



PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                              AVERAGE ANNUAL RETURNS
                              1 Year     5 Years     Since Inception
                                                  (August 4, 1994) 1


 Institutional Class
 Return Before Taxes           5.38%       3.48%               8.67%
--------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions                (1.65)%     (2.78)%              2.53%
--------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares                3.31%      (0.35)%              3.98%
--------------------------------------------------------------------
 JP Morgan Emerging
 Markets Bond Plus Index
 (reflects no deduction
 for fees, expenses or
 taxes)                       (0.79)%      6.95%              12.86%

--------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        5
-

Overview of the Emerging Markets Debt Fund--Institutional Class



FEES AND EXPENSES OF THE FUND


(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Emerging Markets Debt Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in the Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.


--------------------------------------------------------------------------------

1 The investment advisor and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.50%. This waiver excludes 0.01% of interest charges on fund borrowings.


2 For the first 12 months, the expense example takes into account fee waivers and reimbursements.



ANNUAL FEES AND EXPENSES

                                        PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS

 Management Fees                                        1.00%
--------------------------------------------------------------
 Distribution and Service (12b-1) Fees                   None
--------------------------------------------------------------

 Other Expenses                                         0.38%
--------------------------------------------------------------
 Total Annual Fund Operating Expenses                   1.38%
--------------------------------------------------------------
 Less: Fee Waiver or Expense Reimbursement             (0.87)%
--------------------------------------------------------------
 NET EXPENSES 1                                         0.51%

--------------------------------------------------------------


EXPENSE EXAMPLE 2

           1 Year         3 Years       5 Years        10 Years

            $52            $351           $672         $1,582

---------------------------------------------------------------




--------------------------------------------------------------------------------
                                        6

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE EMERGING MARKETS DEBT FUND--INSTITUTIONAL CLASS


OBJECTIVE

The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, the portfolio management team uses an approach that combines country selection with individual security selection.

Countries are selected according to macro-economic factors such as inflation, interest rates, monetary and fiscal policies and the political climate. Short-term factors such as market sentiment, capital flows and new issues are also evaluated.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 year around the Fund's benchmark index.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities of issuers located in countries with new or emerging securities markets. These fixed income securities include high yield/high risk fixed income securities (junk bonds). The Fund considers emerging securities markets to be those with economic structures that are generally less diverse and mature than in the United States, and to have political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.


The Fund invests primarily in sovereign debt and, to a limited extent, in corporate debt. The Fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. The Fund may invest in fixed income securities of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country such as the United Kingdom or the United States or in a local currency.


The Fund may invest more than 25% of its total assets in the sovereign debt securities of Russia, Brazil and Mexico.


INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

o inflation,

o interest rates,

o monetary and fiscal policies, and

o political climate.

The portfolio management team also considers short-term factors such as:

o market sentiment,

o capital flows, and

o new issue programs.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set a target price objective for each security and a target exchange rate objective for each currency. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price

--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

High yield/high risk fixed income securities are lower quality securities rated by a nationally recognized statistical rating organization below its top four long-term categories, or if unrated, judged by the investment advisor to be of comparable credit quality.
--------------------------------------------------------------------------------
                                        7

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class



objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS


The Fund may invest up to 20% its total assets in domestic and foreign cash equivalents and US investment grade fixed income securities.


We may also use as secondary investments, various instruments commonly known as 'derivatives' to control volatility and achieve desired currency weightings in a cost effective manner. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in US or foreign-government money-market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS


SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH FIXED INCOME INVESTING AND EMERGING MARKETS INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.


Primary Risks

Risk Related to Investing in Junk Bonds. High yield/high risk securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a high risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in high yield/high risk securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuer may not be able to make timely payments on the interest and principal on the bonds they have issued. The Fund's investment in fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Emerging Market Risk. Because the Fund invests in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------
                                        8

          A Detailed Look at the Emerging Markets Debt Fund--Institutional Class



o Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy or to sell than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.


Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Russia, Brazil and Mexico, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.


Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market also could affect the Fund adversely by reducing the relative attractiveness of bonds as an investment.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.


Derivative Risk. Risks associated with derivatives include:

o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.


MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ('DeAMIS').


Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, DeAMIS with headquarters at One Appold Street, London, England, acts as investment advisor for the Fund. As investment advisor, DeAMIS makes the Fund's investment decisions. DeAMIS buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year.


--------------------------------------------------------------------------------
Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------
                                        9

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class



DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $6 billion in assets.


DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

David Dowsett, Portfolio Manager, Deutsche Asset Management, and Lead Manager of the Fund.

o Joined the investment advisor in 1994.


o Analyst for emerging markets debt specializing in Latin America.

o Eight years of investment industry experience.


o BA, Durham University

Brett Diment, Director, Fixed Income, Deutsche Asset Management, and Co-Manager of the Fund.

o Joined the investment advisor in 1991.

o Analyst for Continental european markets and manages global fixed income, balanced and cash-based portfolios for international clients.


o 12 years of investment industry experience.


o B.Sc. from the London School of Economics


Other Services. Deutsche Asset Management,Inc. ('DeAM, Inc.'), an affiliate of DeAMIS, provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.


Service agents include brokers, financial advisors or any other bank, dealer or any other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.


CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.


The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.


When price quotations for a particular security are not readily available, we determine its value by the method that most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


--------------------------------------------------------------------------------
Typically the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.
--------------------------------------------------------------------------------
                                       10

          A Detailed Look at the Emerging Markets Debt Fund--Institutional Class



PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


   TRANSACTION                            TAX STATUS


 Income dividends                         Ordinary income
--------------------------------------------------------------------------------

 Short-term capital gain distributions*   Ordinary income
--------------------------------------------------------------------------------
 Long-term capital gain distributions*    Long-term capital gains
--------------------------------------------------------------------------------

*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US Federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


  TRANSACTION                    TAX STATUS


 Your sale of shares owned       Generally, long-term
 more than one year              capital gains or losses
--------------------------------------------------------------------------------
 Your sale of shares owned       Generally, short-term capital
 for one year or less            gains or losses; losses subject to
                                 special rules
--------------------------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.





--------------------------------------------------------------------------------
                                       11

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class



BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management
Service Center:

By Phone                        1-800-730-1313

By Mail                         Deutsche Asset Management
                                Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210

By Overnight Mail               Deutsche Asset Management
                                Service Center
                                210 West 10th Street, 8th floor
                                Kansas City, MO 64105-1716


OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 8:30 A.M. TO 7:00 P.M., (EASTERN TIME) EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS. YOU CAN REACH THE SERVICE CENTER'S AUTOMATED ASSISTANCE LINE 24 HOURS A DAY, 7 DAYS A WEEK.

ELIGIBILITY REQUIREMENTS

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, their spouses and minor children.

INVESTMENT MINIMUMS

Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

o Employee benefit plans with assets of at least $50 million.

o Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares, after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

You may buy Institutional Class shares through any financial institution that is authorized to act as a service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Service Center.


How to Open Your Fund Account with the Service Center


By Mail Complete and sign the account application. Mail the completed application along with a check payable to the Emerging Markets Debt Fund--356 to the Service Center. The addresses are shown under 'How to contact the Deutsche Asset Management Service Center.'


By Wire               Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.




--------------------------------------------------------------------------------
                                       12

          A Detailed Look at the Emerging Markets Debt Fund--Institutional Class



Two Ways to Buy and Sell Shares in Your Account

MAIL:


Buying: Send your check, payable to the Deutsche Asset Management fund you have selected to the Service Center. The addresses are shown above under 'How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.


Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:                  021001033
Attn:                         Deutsche Asset Management/
                              Mutual Funds
DDA No.:                      00-226-296
FBO:                          (Account name)
                              (Account number)
Credit:                       Emerging Markets Debt Fund--
                              Institutional Class 356

Refer to your account statement for the account name and number.


Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Institutional Shares

o You may buy and sell shares of a Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. You should contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.


o The payment of redemption proceeds and the processing of changes for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.


o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days provided we receive your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


o We reserve the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.




--------------------------------------------------------------------------------
                                       13

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class




o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you portfolio securities equal to the value of your investment rather than cash.

o The Fund does not issue share certificates.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

o You may have difficulty contacting the Service Center by telephone during times of extreme economic or market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or service agent involved.

o We reserve the right to reject purchases of Fund shares (including purchases that are part of any exchanges) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the New York Stock Exchange closes early, the Service Center will adjust its hours accordingly.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on your fund's overall performance, its current holdings and its investing strategies.


Exchange Privilege. You can exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

PLEASE NOTE THE FOLLOWING CONDITIONS:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.




--------------------------------------------------------------------------------
                                       14

          A Detailed Look at the Emerging Markets Debt Fund--Institutional Class



The table below helps you understand the performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.




   FINANCIAL HIGHLIGHTS

                                                                                                 For the Years Ended October 31,
                                                             2001           2000           1999            1998             1997

 PER SHARE OPERATING PERFORMANCE:


 NET ASSET VALUE, BEGINNING OF YEAR                         $  6.97       $   5.80       $   5.82         $ 11.95       $  13.36

---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                         1.37           0.60           0.19            1.81           1.05
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                         (1.05)          0.81           0.69           (4.12)          0.40
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              0.32           1.41           0.88           (2.31)          1.45
=================================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.73)         (0.24)         (0.90)          (1.32)         (1.32)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from
   investment transactions                                       --             --             --           (2.50)         (1.54)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.73)         (0.24)         (0.90)          (3.82)         (2.86)
=================================================================================================================================

 NET ASSET VALUE, END OF YEAR                               $  6.56       $   6.97       $   5.80          $ 5.82        $ 11.95

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN 1                                     4.52%         25.08%         17.86%         (30.35)%        12.03%
=================================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                     $72,684       $284,631       $340,365         $55,684       $187,455
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                        10.31%          8.29%         10.90%           9.82%          7.15%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.87%          1.01%            --%             --%            --%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                0.86% 1        1.00%          1.00%           1.05%          1.32%
---------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                1.38%          1.37%          1.40%           1.31%          1.47%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        464% 2         359%           397%            638%           472%
---------------------------------------------------------------------------------------------------------------------------------

1 Beginning June 1, 2001, the expense cap was decreased from 1.00% to 0.50%.

2 Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.





--------------------------------------------------------------------------------
                                       15

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:


                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO64121-9210
or call our toll-free number at:1-800-730-1313


You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.



Emerging Markets Debt Fund--Institutional Class
Morgan Grenfell Investment Trust


Distributed by:
ICC Distributors, Inc.                            CUSIP#61735K869
Two Portland Square                               356PRO(02/02)
Portland, ME04101                                 811-8006

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                               FEBRUARY 28, 2002

MORGAN GRENFELL INVESTMENT TRUST

MUNICIPAL BOND FUND
SHORT-TERM MUNICIPAL BOND FUND
(COLLECTIVELY, THE 'MUNICIPAL FUNDS')

FIXED INCOME FUND
SHORT-TERM FIXED INCOME FUND
HIGH YIELD BOND FUND
TOTAL RETURN BOND FUND

(COLLECTIVELY, THE 'FIXED INCOME FUNDS')

Morgan Grenfell Investment Trust (the 'Trust') is an open-end, management investment company consisting of eleven investment portfolios (each a 'Fund', collectively, the 'Funds'), each having separate and distinct investment objectives and policies. Each Fund, other than Total Return Bond Fund, is classified as 'diversified' within the meaning of the Investment Company Act of 1940 (the '1940 Act').

The information contained in this SAI generally supplements the information contained in each Fund's Premier, Institutional Class, Investment Class or Class A, B and C share Prospectus dated February 28, 2002, as amended or supplemented from time to time (each, a 'Prospectus' and collectively, the 'Prospectuses'). This SAI is not a prospectus, and should be read only in conjunction with each Fund's prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in the Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the 'SEC') and which are incorporated by reference into the Statement of Additional Information. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or by writing to Deutsche Asset Management Service Center, P.O. Box 219210, Kansas City, Missouri 64121.

Deutsche Asset Management, Inc. (the 'Advisor' or DeAM, Inc.') serves as investment advisor and administrator to the Fund. ICC Distributors, Inc. (the 'Distributor' or 'ICCD') serves as the Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

                                                                                                              PAGE


INTRODUCTION.....................................................................................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.................................................................1

SUMMARY OF INVESTMENT PRACTICES..................................................................................3

FIXED INCOME SECURITIES.........................................................................................12

TRUSTEES AND OFFICERS...........................................................................................81

COMPENSATION OF TRUSTEES........................................................................................93

INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................94

PURCHASE AND REDEMPTION OF SHARES..............................................................................113

NET ASSET VALUE................................................................................................115

PERFORMANCE INFORMATION........................................................................................116

YIELD..........................................................................................................117

TOTAL RETURN...................................................................................................120

TAXES..........................................................................................................134

GENERAL........................................................................................................135

US SHAREHOLDERS--DISTRIBUTIONS.................................................................................142

US SHAREHOLDERS--SALE OF SHARES................................................................................144

NON-US SHAREHOLDERS............................................................................................146

STATE AND LOCAL................................................................................................147

GENERAL INFORMATION ABOUT THE TRUST............................................................................147

ANNUAL AND SEMI-ANNUAL REPORTS.................................................................................154

CONSIDERATION FOR PURCHASES OF SHARES..........................................................................154

ADDITIONAL INFORMATION.........................................................................................155

FINANCIAL STATEMENTS...........................................................................................155

APPENDIX A.....................................................................................................157

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

                               MUNICIPAL BOND FUND

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade municipal securities that are rated in the fourth highest category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

                         SHORT-TERM MUNICIPAL BOND FUND

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade short-term municipal securities that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category, or if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

                                FIXED INCOME FUND

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and assets-backed, taxable municipal and tax-exempt municipal bonds and Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

                          SHORT-TERM FIXED INCOME FUND


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include US Treasury, corporate, mortgage-backed and assets-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.


                              HIGH YIELD BOND FUND


The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in domestic and foreign below investment grade fixed income securities ('junk bonds'), including those whose issuers are located in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis.

                             TOTAL RETURN BOND FUND


Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund primarily invests in US-dollar denominated investment grade fixed income securities. The remainder of the Fund's assets may be allocated among fixed income securities of foreign issuers, below investment grade fixed income securities (high yield bonds) of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies.

The Fund has received an exemptive order with the Securities and Exchange Commission which would permit it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund to gain exposure to US and foreign high yield bonds, including high yield bonds of issuers in emerging markets. The Deutsche High Yield Bond Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt Fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets.

The Fund's high yield component may also consist of performing and non-performing loans, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign government and their agencies. With respect to emerging market debt investments, the Fund invests primarily in sovereign debt.

At times, the Fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ('CMOs'). We may also use various instruments commonly known as 'derivatives' as secondary investments. In particular, the Fund may use forward currency transactions and currency options.

                         SUMMARY OF INVESTMENT PRACTICES

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If the Funds' investment in a particular type of security is limited to a certain percentage of the Funds' assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds.



     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     EQUITY SECURITIES

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Common Stock               X                X              20%           20%            20%             20%

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Warrants                   X                X               X             X             20%             20%

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     Preferred Stock           X                X               [x]          [ ]             [x]             [x]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Convertible               X                X               [x]          [ ]             [x]             [x]
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Short-Term                [ ]              [x]             [ ]          [x]             [ ]             [ ]
     Instruments

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Obligations of            20%              20%             [ ]          [x]             [ ]             [ ]
     Banks and Other
     Financial
     Institutions


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Certificates of           20%              20%             [ ]          [x]             [ ]             [ ]
     Deposit and
     Banker's
     Acceptances


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Commercial Paper          [x]              [x]             [ ]          [x]             [ ]             [ ]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

    Variable Rate              [x]              [x]             [ ]          [x]             [ ]             [ ]
     Master Demand Notes

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     U.S. Government           20%              20%             [ ]          [x]             [ ]             [ ]
     Securities


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Custodial Receipts        X                X               [ ]          [ ]             [ ]             [ ]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Zero Coupon               X                X               [x]          [x]             [x]             [x]
     Securities and
     Deferred Interest
     Bonds

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Variable Rate             [x]              [x]             [x]          [x]             [x]             [x]
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Inverse Floating          X                X               [ ]          [ ]             [ ]             [ ]
     Rate Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Lower-Rated Debt          5%               5%              5%           5%              [x]             17%
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     Put Bonds                 [ ]                [ ]              [ ]           [ ]            [ ]              [ ]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------


     MUNICIPAL SECURITIES

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Municipal Notes           [x]                [x]              [ ]           [ ]            [ ]              [ ]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Tax Anticipation          [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Notes

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Revenue                   [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Anticipation Notes

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Bond Anticipation         [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Notes

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Tax and Revenue           [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Anticipation Notes

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Construction Loan         [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Notes

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     Miscellaneous,             [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Temporary and
     Anticipatory
     Instruments

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Tax-Exempt                 [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Commercial Paper

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Municipal            AT LEAST 80%     AT LEAST 80%             [ ]           [ ]            [ ]              [ ]
     Securities


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     General Obligation         [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Bonds

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Revenue Bonds              [x]                [x]              [ ]           [ ]            [ ]              [ ]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Private Activity           [x]                [x]              [ ]           [ ]            [ ]              [ ]
     Bonds

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Tender Option Bonds        [x]                [x]              [ ]           [ ]            [ ]              [ ]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     Municipal Leases,         5%               5%              5%           5%              5%              5%
     Certificates of
     Participation and
     Other
     Participation
     Interests

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Pre-Refunded              [x]              [x]             [ ]          [ ]             [ ]             [ ]
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Auction Rate              [x]              [x]             [ ]          [ ]             [ ]             [ ]
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Pay-in-Kind               X                X               X            X               [ ]             [ ]
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     DERIVATIVE SECURITIES (OPTIONS)

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Options on                X                X               X            X               [x]             [x]
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Options on                X                X               X            X               [x]             [x]
     Securities Indices

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------


     Options on Non-US          X                X               X             X              [x]               [x]
     Securities Indices

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Futures Contracts          X                X               X             X              [x]               [x]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Futures Contracts          X                X               X             X              [x]               [x]
     on Securities
     Indices

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Options on Futures         X                X               X             X              [x]               [x]
     Contracts
     (including
     Contracts on
     Securities Indices)

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     DERIVATIVE SECURITIES (HEDGING STRATEGIES)

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Swap Agreement             X                X               X             X             [x]             X

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     DERIVATIVE SECURITIES (HEDGING STRATEGIES)


     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Hedging Strategies         X                X               X             X             [x]             [x]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Government                20%              20%              [x]          [x]            [x]             [x]
     Guaranteed
     Mortgage-Backed
     Securities


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Ginnie Mae                20%              20%              [x]          [x]            [x]             [x]
     Certificates


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

---------------------
1 Currency swaps only.



     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------


     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     Fannie Mae                20%              20%              [x]             [x]              [x]               [x]
     Certificates

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Freddie Mac               20%              20%              [x]             [x]              [x]               [x]
     Certificates

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Multi-Class                X                X               [x]             [x]              [x]               [x]
     Mortgage-Backed
     Securities (CMOs
     and REMICs)

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Private Issued             X                X               [x]             [x]              [x]               [x]
     Mortgage -Backed
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Asset-Backed               X                X               [x]             [x]              [x]               [x]
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------



     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------

     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     SECURITIES OF NON-U.S. ISSUERS

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Foreign Securities         X                X          25%2              25%2            [x]3           35%2
     & Depository
     Receipts (ADRs,
     EDRs, GDRs and
     IDRs)

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Foreign Corporate          X                X          25%2              25%2            [x]3           25%3
     Debt Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Foreign Government         X                X          25%2              25%2            [x]3           25%3
     Debt Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------




---------------
1 U.S. dollar-denominated securities only.
2 May be denominated in any currency.


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------

     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     Investments in             X                X               X             X              X               7%
     Emerging Markets

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     CURRENCY MANAGEMENT

     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Currency Exchange          X                X               X             X              [x]              [x]
     Transactions


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Currency Hedging           X                X               X             X              [x]              [x]
     Transactions


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Forward Currency           X                X               X             X              [x]              [x]
     Exchange Contracts


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Options on Foreign         X                X               X             X              [x]              [x]
     Currencies


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     OTHER INVESTMENTS AND INVESTMENT PRACTICES


     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------



     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------

     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     Illiquid Securities       10%              10%             15%           15%            15%             15%

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     When-Issued and           [x]              [x]             [x]           [x]            [x]             [x]
     Delayed Delivery
     Securities

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Repurchase                20%              20%             [x]           [x]            [x]             [x]
     Agreements


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Mortgage Dollar            X                X              [x]           [x]            [x]             [x]
     Rolls

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Lending of                 X             33 1/3%            X          33 1/3%        33 1/3%         33 1/3%
     Portfolio
     Securities


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Borrowing                 10%            33 1/3%           10%         33 1/3%        33 1/3%         33 1/3%

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Short Sales                X               [ ]              X             [ ]            [ ]            [ ]

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     Other Investment          10%              10%             10%           10%            10%             10%
     Companies

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------



     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND

     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------

     KEY TO TABLE:


     [x]   Permitted without stated limit
     [ ]   Permitted without stated limited, but not expected to be used to a significant extent
     X     Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------


     Temporary                 20%              20%             20%           20%            20%             35%
     Defensive
     Investments


     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------


                             FIXED INCOME SECURITIES


     GENERAL. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

     PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     PUT BONDS. Each of the Funds may invest in 'put' bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those 'put' bonds for which the put option is an integral part of the security as originally issued. The option to 'put' the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the 'maturity' of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider 'maturity' to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

     US GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ('US Government securities'). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

     Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS') or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See 'Zero Coupon Securities.'

     CUSTODIAL Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ('TRs'), Treasury Investment Growth Receipts ('TIGRs'), and Certificates of Accrual on Treasury Securities ('CATS'). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see 'US Government securities' above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see 'Zero Coupon Securities.'

     Each of the Funds other than the Municipal Funds may acquire US Government securities and their unmatured interest coupons that have been separated ('stripped') by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the 'IRS') has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered US Government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     ZERO COUPON SECURITIES. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

     Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.


     YIELDS AND Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ('Standard & Poor's'), Moody's Investor Service, Inc. ('Moody's') and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the 'Commission').

     LOWER QUALITY DEBT OBLIGATIONS 'JUNK-BONDS'. High Yield Bond Fund and Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

     Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

     As discussed above, High Yield Bond Fund and Total Return Bond Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.


     High Yield Bond Fund and Total Return Bond Fund may invest in pay-in-kind
     (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See 'Taxes' below.

     The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.


                      CONVERTIBLE AND PREFERRED SECURITIES


     Subject to its investment objectives and policies, each Fund (other than Municipal Bond Fund and Short-Term Municipal Bond Fund) may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

     Each Fund (other than Municipal Bond Fund and Short-Term Municipal Bond
     Fund), subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

     WARRANTS. High Yield Bond Fund and Total Return Bond Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     MUNICIPAL SECURITIES. The Municipal Funds and, to a more limited extent, Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

     Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include 'private activity' or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of municipal securities are 'general obligations' and 'revenue obligations.' General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.


     One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

     The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

     MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of 'non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

     In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.


     Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

     Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

     Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

     MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.

     Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


     TENDER OPTION Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

     As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.


     However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Municipal Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a

     Municipal Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Municipal Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.


     AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by 'Dutch' auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.


     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the 'Code'). For purposes of complying with the 20% limitation on each Municipal Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

     A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

     PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Municipal Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.


                   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


     GENERAL. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund, Total Return Bond Fund and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.


     Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.



     MORTGAGE-BACKED. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ('GNMA'), the Federal National Mortgage Association ('FNMA') and the Federal Home Loan Mortgage Corporation ('FHLMC'). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be 'passed through' to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

     Only Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs'). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence.

     Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

     REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including 'regular' interests and 'residual' interests. The Funds do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of 'locking in' attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.


     Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.


     Each of Total Return Bond Fund, Fixed Income Fund and Short-Term Fixed Income Fund, may at times, invest a significant percentage of its assets in CMOs.


     ASSET-BACKED SECURITIES. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. Short-Term Fixed Income Fund may, at times, invest a significant percentage of its assets in asset-backed securities.


                          SECURITIES OF FOREIGN ISSUERS


     FOREIGN Securities. Subject to their respective investment objectives and policies, each of the Funds other than the Municipal Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of High Yield Bond Fund and Total Return Bond Fund may be denominated in any currency, the investments of Fixed Income Fund, Short-Term Fixed Income Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States.

     Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.


     To the extent the investments of Total Return Bond Fund are denominated in foreign currencies, the net asset values of such Funds may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Advisor increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. Similarly, if the Advisor hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. Total Return Bond Fund will incur transaction costs in connection with conversions between currencies.

     FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which each of the Funds other than the Municipal Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds other than the Municipal Funds may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the 'World Bank'), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Currently, Fixed Income Fund and Short-Term Fixed Income Fund intend to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the 'World Bank'), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

     INVESTMENT IN EMERGING MARKETS. High Yield Bond Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

     EQUITY AND EQUITY RELATED Securities. The Funds may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

     CURRENCY MANAGEMENT TECHNIQUES. To the extent that they invest in securities denominated or quoted in foreign currencies, Total Return Bond Fund may enter into forward currency exchange contracts ('forward contracts') and buy and sell currency options to hedge against currency exchange rate fluctuations. For the same purpose, Total Return Bond Fund may also enter into currency swap agreements, purchase securities indexed to foreign currencies and buy and sell futures contracts relating to foreign currencies and options on such futures contracts. The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Total Return Bond Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a 'spot' basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ('forward currency contracts') or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.


     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a 'spread' or profit on each transaction.


     At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Total Return Bond Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to 'lock in' the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

     Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

     The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the 'CFTC'), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

     The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

     While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

     Total Return Bond Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of subchapter M of the Code, for qualification as a regulated investment company.


        OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES


     GENERAL. High Yield Bond Fund and Total Return Bond Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the 'OCC') or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

     WRITTEN OPTIONS. High Yield Bond Fund and Total Return Bond Fund may write
     (sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as 'premiums') for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.


     PURCHASED OPTIONS. High Yield Bond Fund and Total Return Bond Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.


     A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

     A Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

     OTHER CONSIDERATIONS. The Funds will engage in over-the-counter ('OTC') options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.


     When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

     The risks described above also apply to options on futures, which are discussed below.

                      FUTURES CONTRACTS AND RELATED OPTIONS


     GENERAL. When deemed advisable by the Advisor, High Yield Bond Fund and Total Return Bond Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.


     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


     HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a 'short' position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a 'long' position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.


     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.


     OTHER CONSIDERATIONS. High Yield Bond Fund and Total Return Bond Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See 'Taxes.'

     A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

     In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Funds will attempt to minimize the risk that they will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

         LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS,
               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

     Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

     Except as set forth above under 'Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of High Yield Bond Fund or any Equity Fund that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See 'Taxes' below. Options, futures contracts and options on futures contracts are derivative instruments.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

     For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.


     If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     'WHEN-ISSUED' PURCHASES AND FORWARD COMMITMENTS (DELAYED Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.


     These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a 'when-issued' or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Municipal Fund, would be taxable to shareholders.


     When a Fund agrees to purchase securities on a 'when-issued' or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in 'when-issued' and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a 'when-issued' purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.


     BORROWING. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

     LENDING PORTFOLIO SECURITIES. Each Fund, other than Fixed Income Fund and Municipal Bond Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a 'placing broker'. No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

     By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
     (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.


     DIVERSIFICATION. Each Fund other than Total Return Bond Fund is 'diversified' under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See 'Investment Restrictions' and 'Taxes' below. Total Return Bond Fund is 'non-diversified' under the 1940 Act. Accordingly, although it is subject to the issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code, Total Return Bond Fund is not subject to the more stringent issuer diversification requirements imposed on diversified funds by the 1940 Act. To the extent that Total Return Bond Fund does not meet the standards for being diversified under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

     CONCENTRATION OF INVESTMENTS. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities). Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

     MORTGAGE DOLLAR ROLLS. Each of the Funds other than the Municipal Funds may enter into mortgage 'dollar rolls' in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') or fee income and by the interest earned on the cash proceeds of the initial sale. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

     RESTRICTED SECURITIES. Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act of 1933. Although Rule

     144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

     OTHER INVESTMENT COMPANIES. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company, except that, in accordance with an exemptive order issued by the Commission, Total Return Bond Fund may invest up to 17% of its shares in institutional shares of High Yield Bond Fund and up to 7% of its shares in institutional shares of Emerging Markets Debt Fund. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. Total Return Bond Fund will not acquire securities of another investment company if, at the time of acquisition, the other investment company owns securities of any other investment company in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

     TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

     COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also 'Fixed Income Securities--Variable and Floating Rate Instruments.'

     BANK OBLIGATIONS. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ('CDs') are short-term negotiable obligations of commercial banks. Time Deposits ('TDs') are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.


     US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the 'FDIC'). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                             INVESTMENT RESTRICTIONS

     The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a 'majority' (as defined in the 1940 Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, 'majority' means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

     Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction (2) listed below for each Fund other than Fixed Income Fund and Municipal Bond Fund and fundamental investment restriction (3) listed below for Fixed Income Fund and Municipal Bond Fund.

     In addition, the policy of each Municipal Bond Fund and Short-Term Municipal Bond Fund to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.

     The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

     INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM FIXED INCOME Fund, SHORT-TERM MUNICIPAL BOND Fund, HIGH YIELD BOND fund and TOTAL RETURN BOND FUND



     FUNDAMENTAL INVESTMENT RESTRICTIONS The Trust may not, on behalf of a Fund:

     Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(1) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(2) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.




(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

In addition, each Fund, other than Total Return Bond Fund, will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS The Trust may not, on behalf of a Fund:



(a) Participate on a joint-and-several basis in any securities trading account. The 'bunching' of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.



(b) Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond Fund and Short-Term Municipal Bond Fund). Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

'Value' for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO FIXED INCOME Fund AND MUNICIPAL BOND Fund

Fundamental Investment Restrictions. The Trust may not, on behalf of Fixed Income Fund or Municipal Bond Fund:

(1)  Acquire more than 10% of the voting securities of any one issuer.

(2)  Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment Advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.


(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase 'put' bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

(1) A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of Municipal Bond Fund's total assets and 15% of Fixed Income Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) A Fund may not purchase securities of other US-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

                       MANAGEMENT OF THE TRUST AND FUNDS

     TRUSTEES AND OFFICERS

     The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

     The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of the Trust and Funds (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Funds' operations is One South Street, Baltimore, Maryland, 21202.

                  INFORMATION CONCERNING TRUSTEES AND OFFICERS


            NAME, BIRTH DATE                     BUSINESS EXPERIENCE                                 NUMBER OF FUNDS
            AND POSITION WITH                    AND TRUSTEESHIPS                                    IN THE FUND COMPLEX
            THE FUND                             DURING THE PAST 5 YEARS                             OVERSEEN BY TRUSTEE 1
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            (a)      INDEPENDENT TRUSTEES
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            Paul K. Freeman                      President, Cook Street Holdings (present); Adjunct            11
            04/18/50                             Professor, University of Denver (since 2001);
            Trustee since 1993.                  Consultant, World Bank/Inter-American Development
                                                 Bank (since 2001); Project
                                                 Leader, International Institute
                                                 for Applied Systems Analysis
                                                 (since 1998-2001); Chief
                                                 Executive Officer, The Eric
                                                 Group Inc. (environmental
                                                 insurance) (1986-1998).

            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------



            NAME, BIRTH DATE                     BUSINESS EXPERIENCE                                 NUMBER OF FUNDS
            AND POSITION WITH                    AND TRUSTEESHIPS                                    IN THE FUND COMPLEX
            THE FUND                             DURING THE PAST 5 YEARS                             OVERSEEN BY TRUSTEE 1
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            Graham E. Jones                      Senior Vice President, BGK Realty Inc. (since 1995);          11
            01/31/33                             Trustee, 8 open-end mutual funds managed by Weiss,
            Trustee since 1993.                  Peck & Greer (since 1995); Trustee of 22 open-end
                                                 mutual funds managed by Sun Capital Advisers, Inc.
                                                 (since 1998).

            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------

            William N. Searcy                    Pension & Savings Trust Officer, Sprint Corporation           11
            09/03/46                             (telecommunications) (since 1989); Trustee of 22
            Trustee since 1993.                  open-end mutual funds managed by Sun Capital
                                                 Advisers, Inc. (since 1998).

            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------

            Hugh G. Lynch                        Retired (since 2000), formerly Managing Director,             11
            10/23/37                             International Investments, General Motors Investment
            Trustee since 1994.                  Management Corporation (since 1994); Director, The
                                                 Greater China Fund Fund managed by Baring Asset
                                                 Management (since 2000)

            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------



            NAME, BIRTH DATE                     BUSINESS EXPERIENCE                                 NUMBER OF FUNDS
            AND POSITION WITH                    AND TRUSTEESHIPS                                    IN THE FUND COMPLEX
            THE FUND                             DURING THE PAST 5 YEARS                             OVERSEEN BY TRUSTEE 1
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            Edward T. Tokar                      Chief Executive Officer, Allied Capital Management            11
            06/02/47                             LLC (since 1997); Vice President-Investments,
            Trustee since 1994.                  Honeywell International, Inc. (advanced technology
                                                 and manufacturer) (since 1985);
                                                 Trustee, Levco Series Trust
                                                 (mutual funds) (since 2001).

            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

         OFFICERS


---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

Richard T. Hale 3                    Managing Director, Deutsche Banc Alex. Brown Inc. (formerly
07/17/45                             DB Alex. Brown LLC) (June 1999 to present); Deutsche Asset
President                            Management Americas (June 1999 to present); Director and
                                     President, Investment Company Capital Corp. (registered
                                     investment advisor) (April 1996 to present).
                                     Director/Trustee and President, Deutsche Asset Management
                                     Mutual Funds (Fund Complex) (1989 to present); Director,
                                     Deutsche Global Funds, Ltd. (January 2000 to present);
                                     Director, CABEI Fund (June 2000 to present); Director, North
                                     American Income Fund (September 2000 to present); Vice
                                     President, Deutsche Asset Management, Inc. (September 2000
                                     to present).  Chartered Financial Analyst.  Formerly,
                                     Director, ISI Family of Funds.

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

Daniel O. Hirsch 3                   Director, Deutsche Asset Management (1999 to present).
3/27/54                              Formerly, Principal, BT Alex. Brown Incorporated, (Deutsche
Secretary                            Banc Alex. Brown Inc.) (1998-1999); Assistant General
                                     Counsel, United States Securities and Exchange Commission
                                     (1993-1998).

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


Charles A. Rizzo                     Director, Deutsche Asset Management (April 2000 to present);
8/5/57                               Certified Public Accountant; Certified Management
Treasurer                            Accountant.  Formerly, Vice President and Department Head,
                                     BT Alex. Brown Incorporated (Deutsche Banc Alex. Brown
                                     Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P.
                                     (PricewaterhouseCoopers LLP), 1993-1998.

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

Amy Olmert                           Director, Deutsche Asset Management (formerly BT. Alex.
5/14/63                              Brown Inc.) (January 1999 to present); Certified Public
Assistant Treasurer                  Accountant.  Formerly, Vice President, BT Alex. Brown
                                     Incorporated, (Deutsche Banc Alex. Brown Inc.), 1997-1999.

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

David Baldt                          Managing Director of Active Fixed Income, Deutsche Asset
07/04/49                             Management, Inc. (since 1989).
Vice President

---------------------------------------------------------------------------------------------------


2. As of December 31, 2001 the total number of Funds in the Fund Complex is 11.


                         TRUSTEE OWNERSHIP IN THE FUNDS



------------------------------------- ----------------------------------- -----------------------------------

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          OWNERSHIP AS OF DECEMBER 31, 2001
TRUSTEE                               DOLLAR RANGE OF BENEFICIAL          IN ALL FUNDS OVERSEEN BY DIRECTOR
                                      OWNERSHIP IN THE FUNDS 1            IN THE FUND COMPLEX 2

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

Independent Trustees:


------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

Paul K. Freeman                       None                                None

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

Graham E. Jones                       $1 - $10,000                        $50,001 - $100,000

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          OWNERSHIP AS OF DECEMBER 31, 2001
TRUSTEE                               DOLLAR RANGE OF BENEFICIAL          IN ALL FUNDS OVERSEEN BY DIRECTOR
                                      OWNERSHIP IN THE FUNDS 1            IN THE FUND COMPLEX 2

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

William N. Searcy                     $1 - $10,000                        $1 - $10,000

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

Hugh G. Lynch                         $1 - $10,000                        $1 - $10,000

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

EDWARD T. TOKAR                       None                                None

------------------------------------- ----------------------------------- -----------------------------------


2. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     $100,001 plus.

2. The Fund Complex consists of the following: International Select Equity Fund, European Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Micro Cap Fund, Total Return Bond Fund.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

 As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).


------------------------------- ---------------------- --------------- ----------- -------------- -------------

                                                                                   Value of       Percent of
                                                                                   Securities     Class on an
                                Owner and                                          on an          Aggregate
                                Relationship to                        Title of    Aggregate      Basis
Trustee                         Director               Company         Class       Basis

------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------

Paul K. Freeman                                        None

------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------

Graham E. Jones                                        None

------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------

William N. Searcy                                      None

------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------

Hugh G. Lynch                                          None

------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------

Edward T. Tokar                                        None

------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------




As of February 15, 2002, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each fund.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES

All of the independent 'non-interested' directors (Messrs. Freeman, Jones, Lynch, Searcy and Tokar) serve as members of each committee of the Board of Trustees.

The Board of Trustees of the Fund met four times during the fiscal year ended October 31, 2001 and each trustee attended at least 100% of the meetings of the Board. Each Trustee attended 100% of the meetings of the committees of the Board of Trustees on which such trustee served or was called upon to attend to constitute a quorum.

The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met five times during the last fiscal year.

The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee, which meets as often as deemed appropriate by the Committee, did not meet during the last fiscal year.

The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. While each of the Independent Trustees are members of the Pricing Committee, only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met three times during the last fiscal year.

The Executive Committee, which held four meetings during the fiscal year ended October 31, 2001, has the functions of making recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers.

                            COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Advisor an annual fee of $18,000 provided that they attend each regular Board meeting during the year. Each Trustee receives $1,500 for each quarterly meeting attended and $500 for each telephonic or special meeting attended. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,500 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the year ended October 31, 2002:


============================== ============= ================== ================= ================== =================

Name of Trustee                Paul K.       Graham E. Jones    William N.        Hugh G. Lynch      Edward T. Tokar
                               Freeman                          Searcy

============================== ============= ================== ================= ================== =================

Name of Fund


------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

Municipal Bond                    $1,825          $1,825              $2,075             $1,682            $1,682

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

Short-Term Municipal Bond         $1,444          $1,444              $1,696             $1,303            $1,303

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

Fixed Income                      $2,371          $2,371              $2,621             $2,228            $2,228

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

Short-Term Fixed Income           $1,221          $1,221              $1,471             $1,078            $1,078

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

High Yield Bond                   $1,575          $1,575              $1,825             $1,432            $1,432

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

Smaller Companies*                 $688            $688                $831               $546              $546

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

Pension or Retirement
Benefits Accrued as Part of
Fund Expenses                       $0              $0                  $0                 $0                $0

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

Aggregate Compensation from
the Trust/Complex**

                                 $20,250          $20,250            $23,750          $18,250***          $18,250

------------------------------ ------------- ------------------ ----------------- ------------------ -----------------



* Smaller Companies Fund merged with Small Cap Fund, an affiliate, on May 31, 2001.

** The Trustees listed above do not serve on the board of any other investment company within the same complex as the Trust.

*** Mr. Lynch deferred $7,500 under a deferred compensation plan.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Deutsche Asset Management, Inc. ('DeAM, Inc.'), 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the 'Management Contracts'). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are 'interested persons' (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:

Fund                                                Annual Rate
-----------------------------------------------------------------

          Municipal Bond Fund                       0.40%

          ----------------------------------------- -------------
          ----------------------------------------- -------------

          Short-Term Municipal Bond Fund            0.40%

          ----------------------------------------- -------------
          ----------------------------------------- -------------

          Fixed Income Fund                         0.40%

          ----------------------------------------- -------------
          ----------------------------------------- -------------

          Short-Term Fixed Income Fund              0.40%

          ----------------------------------------- -------------
          ----------------------------------------- -------------
          High Yield Bond Fund                      0.50%
          ----------------------------------------- -------------
          ----------------------------------------- -------------
          Total Return Bond Fund                    0.45%
          ----------------------------------------- -------------



The Total Return Bond Fund received exemptive relief from the Securities and Exchange Commission (the 'Commission') to invest up to 17% of its total assets in High Yield Bond Fund and up to 7% of its total assets in the Emerging Markets Debt Fund. For the assets invested in the underlying Fund, Total Return Bond will reduce its advisory fee to 0.10%.

Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid the Advisor during the periods indicated:


=============================== ======================================================================================
                                                        For the fiscal year ended October 31,
=============================== ======================================================================================

                                1999                         2000                         2001

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Fixed Income Fund               $5,004,754                   $4,431,798                   3,284,229

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Municipal Bond Fund             $2,598,550                   $2,107,627                   2,107,171

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Short-Term Fixed Income Fund    $96,835                      $127,768                     134,142

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Short-Term Municipal Bond Fund  $343,523                     $520,523                     663,931

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

High Yield Bond Fund            $1,232,710                   $1,706,553                   1,497,001

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Total Return Bond Fund*         None                         None                         None

------------------------------- ---------------------------- ---------------------------- ----------------------------


*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no advisory fees during such periods.


Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was most recently approved on May 24, 2001 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or 'interested persons' of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or 'interested persons' of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its 'assignment' (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See 'Portfolio Transactions.'

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment advisor.

                        SUBADVISOR FOR TOTAL RETURN BOND

Deutsche Asset Management Investment Services Limited ('DeAMIS'), located at One Appold Street, London, England, acts as Subadvisor for the foreign component of Total Return Bond Fund pursuant to the terms of a subadvisory contract. DeAMIS is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAMIS is also an indirect wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadvisor: RSI International Equity Fund. Under the subadvisory contract, the Advisor, and not the Fund, will pay the Subadvisor 0.08% of the average daily net assets of Total Return Bond Fund, unless reduced, on a pro rata basis, by any fee waiver then in effect.

                           ADVISORY CONTRACT APPROVAL

Each of the Management Contracts and the Sub-Advisory Contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' management contract and sub-advisory contract, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of management contract and sub-advisory contract was in the best interests of the Funds and its shareholders. The Funds or the Advisors may terminate the Management Contract on sixty days' written notice without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Contract has similar termination provisions.

                                 CODE OF ETHICS


The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


The Advisor and the Subadvisor have also adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics allow personnel to invest in securities that may be purchased or held by the Fund for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions, including 'blackout periods' and minimum holding periods, subject to limited exceptions. The Advisor's Code prohibits participation in all initial public offerings, and the DeAMIS Code prohibits participation in initial public offerings distributed in the United States. All Codes require prior approval for purchases of securities in private placements.


The Trust's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

                              Portfolio Management


The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's prospectus.



PORTFOLIO TURNOVER. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).



The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:


============================================== =========================================================
                                                        For the fiscal year ended October 31,
============================================== =========================================================

                                               1999                 2000                2001

---------------------------------------------- -------------------- ------------------- ----------------
---------------------------------------------- -------------------- ------------------- ----------------

Fixed Income Fund                              157%                 116%                161%

---------------------------------------------- -------------------- ------------------- ----------------
---------------------------------------------- -------------------- ------------------- ----------------

Municipal Bond Fund                            27%                  29%                 27%

---------------------------------------------- -------------------- ------------------- ----------------
---------------------------------------------- -------------------- ------------------- ----------------

Short-Term Fixed Income Fund                   142%                 89%                 129%

---------------------------------------------- -------------------- ------------------- ----------------
---------------------------------------------- -------------------- ------------------- ----------------

Short-Term Municipal Bond Fund                 64%                  52%                 63%

---------------------------------------------- -------------------- ------------------- ----------------
---------------------------------------------- -------------------- ------------------- ----------------

High Yield Bond Fund                           180%                 151%                175%

---------------------------------------------- -------------------- ------------------- ----------------
---------------------------------------------- -------------------- ------------------- ----------------

Total Return Bond Fund*                        N/A                  N/A                 N/A

---------------------------------------------- -------------------- ------------------- ----------------


*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly has no portfolio turnover rates to report.

THE ADMINISTRATOR. Deutsche Asset Management, Inc. (the 'Administrator'), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.12% for the Fixed Income Funds and Municipal Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:


=============================== ======================================================================================
                                                        For the fiscal year ended October 31,
=============================== ======================================================================================

                                1999                         2000                         2001

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Fixed Income Fund               $1,501,426                   $1,329,539                   $985,268

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Municipal Bond Fund             $779,565                     $632,288                     $632,150

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Short-Term Fixed Income Fund    $29,051                      $38,330                      $40,243

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Short-Term Municipal Bond Fund  $103,057                     $156,160                     $199,179

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

High Yield Bond Fund            $295,872                     $409,578                     $359,280

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Total Return Bond Fund*         None                         None                         None

------------------------------- ---------------------------- ---------------------------- ----------------------------


*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no administration fees during such periods.

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ('ICCC'), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the 'Transfer Agency Agreement'), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the 'Distribution Agreement') pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the 'Distributor'), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of a Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or 'interested persons' of such parties. The Distribution Agreement was most recently approved on May 24, 2001 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or 'interested persons' of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CLASS A, B AND C SHARES ONLY. In addition, with respect to Class A, B and C Shares of the High Yield Bond Fund, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The High Yield Bond Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.


As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

High Yield Bond Fund Class A, B and C Shares are offered for the first time with this Statement of Additional Information and Prospectus dated February 28, 2002. The Distributor did not receive any fees for providing distribution and shareholder services to Classes for the last fiscal year.


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The High Yield Bond Fund has adopted plans of distribution for its Class A, B and C Shares (the 'Plans'). Under each plan, the High Yield Bond Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the High Yield Bond Fund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the High Yield Bond Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the High Yield Bond Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the High Yield Bond Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the High Yield Bond Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the High Yield Bond Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


CUSTODIAN. Brown Brothers Harriman and Co. (the 'Custodian'), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

SERVICE PLAN (INVESTMENT SHARES ONLY). Each Fund has adopted a service plan (the 'Plan') with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, a Fund may enter into agreements with Service Organizations ('Service Agreements'). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ('ERISA'); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each Service Organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ('ERISA') may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.


The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of 'party in interest' with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.


PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The following table sets forth the approximate brokerage commissions paid by the Advisor for research services during the periods indicated:




==================================== =======================================================================================
                                                             For the fiscal year ended October 31,
==================================== =======================================================================================

                                     1999                          2000                         2001

------------------------------------ ----------------------------- ---------------------------- ----------------------------
------------------------------------ ----------------------------- ---------------------------- ----------------------------

Fixed Income Fund                    None                          None                         None

------------------------------------ ----------------------------- ---------------------------- ----------------------------
------------------------------------ ----------------------------- ---------------------------- ----------------------------

Municipal Bond Fund                  None                          None                         None

------------------------------------ ----------------------------- ---------------------------- ----------------------------
------------------------------------ ----------------------------- ---------------------------- ----------------------------

Short-Term Fixed Income Fund         None                          None                         None

------------------------------------ ----------------------------- ---------------------------- ----------------------------
------------------------------------ ----------------------------- ---------------------------- ----------------------------

Short-Term Municipal Bond Fund       None                          None                         None

------------------------------------ ----------------------------- ---------------------------- ----------------------------
------------------------------------ ----------------------------- ---------------------------- ----------------------------

High Yield Bond Fund                 None                          None                         None

------------------------------------ ----------------------------- ---------------------------- ----------------------------
------------------------------------ ----------------------------- ---------------------------- ----------------------------

Total Return Bond Fund*              None                          None                         None

------------------------------------ ----------------------------- ---------------------------- ----------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no brokerage commissions during such periods.


Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ('Affiliated Brokers').

Section 17(e) of the 1940 Act limits to 'the usual and customary broker's commission' the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is 'reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time....'

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not 'interested persons' of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.


Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.


During the fiscal years ended October 31, 2001, 2000 and 1999, no Fund paid any brokerage commissions to any Affiliated Broker.


Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

The following table sets forth the brokerage commissions paid by the Funds during the periods indicated:


================================== ======================================================================================
                                                           For the fiscal year ended October 31,
================================== ======================================================================================

                                   1999                         2000                         2001

---------------------------------- ---------------------------- ---------------------------- ----------------------------
---------------------------------- ---------------------------- ---------------------------- ----------------------------

Fixed Income Fund                  None                         None                         None

---------------------------------- ---------------------------- ---------------------------- ----------------------------
---------------------------------- ---------------------------- ---------------------------- ----------------------------

Municipal Bond Fund                None                         None                         None

---------------------------------- ---------------------------- ---------------------------- ----------------------------
---------------------------------- ---------------------------- ---------------------------- ----------------------------

Short-Term Fixed Income Fund       None                         None                         None

---------------------------------- ---------------------------- ---------------------------- ----------------------------
---------------------------------- ---------------------------- ---------------------------- ----------------------------

Short-Term Municipal Bond Fund     None                         None                         None

---------------------------------- ---------------------------- ---------------------------- ----------------------------
---------------------------------- ---------------------------- ---------------------------- ----------------------------

High Yield Bond Fund               None                         None                         None

---------------------------------- ---------------------------- ---------------------------- ----------------------------
---------------------------------- ---------------------------- ---------------------------- ----------------------------

Total Return Bond Fund*            None                         None                         None

---------------------------------- ---------------------------- ---------------------------- ----------------------------


*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no brokerage commissions during such periods.


As of October 31, 2001, none of the Funds held securities of its regular broker-dealers.


                       PURCHASE AND REDEMPTION OF SHARES.

Shares of each Fund are distributed by ICC Distributors, Inc., (the 'Distributor'). The Funds offer six classes of shares, Premier, Institutional and Investment shares, as well as Class A, B and C Shares. General information on how to buy shares of a Fund is set forth in 'Buying and Selling Fund Shares' in the Funds' Prospectuses. The following supplements that information.

Investors may invest in Premier and Institutional shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional shares by establishing a shareholder account directly with the Fund's transfer agent. Investors may invest in High Yield Bond Fund Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B and C Shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.


Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A 'Business Day' means any day on which The New York Stock Exchange (the 'NYSE') is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual Fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

                                 NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is ultimately responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of a Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. A Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which NYSE is open (a 'Business Day'). If the NYSE closes early, a Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized US or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ('NASDAQ') are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of a Fund are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price a Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Fund's net asset values are not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless the Advisor deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.


                             PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by a Fund during the period are assumed to be reinvested in the Fund's shares. ___ A Fund's yield reflects its overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.


No performance information is provided for High Yield Bond Fund Class A, B and C Shares because they have no operating history.


                                      YIELD

From time to time, a Fund may advertise its yield and its tax-equivalent yield. Yield and tax-equivalent yield are calculated separately for each class of shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of shares of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

YIELD  =  2  [  ( a-b +  1  ) 6 -1 ]
                  ---
                  cd


Where:

a  =      dividends and interest earned by the Fund during the  period;

b  =      net expenses accrued for the period;

c  =      average daily number of shares outstanding during the period entitled to receive dividends; and

d  =      maximum offering price per share on the last day of the period.

Tax-equivalent yield is computed by dividing the portion of the yield that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax exempt. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. Yields are one basis upon which investors may compare a Fund with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.


The following table sets forth the yield for the Funds for the 30-day period ended October 31, 2001:


--------------------- ------------------- ------------------- -------------------
                        Premier Class       Premier Class       Institutional
                       Shares (with fee    Shares (without       Class Shares
                        waivers and/or       fee waivers      (with fee waivers
                       reimbursements)          and/or              and/or
                                           reimbursements)     reimbursements)
--------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- -------------------


Fixed Income Fund     N/A                 N/A                 5.60%


--------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- -------------------

Municipal Bond Fund   N/A                 N/A                 4.29%

--------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- -------------------

Short-Term Fixed      N/A                 N/A                 5.26%
Income Fund

--------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- -------------------

Short-Term            N/A                 N/A                 3.79%
Municipal Bond Fund

--------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- -------------------

High Yield Bond Fund  12.25%              12.25%              12.10%

--------------------- ------------------- ------------------- -------------------
--------------------- ------------------- ------------------- -------------------
Total Return Bond     N/A                 N/A                 N/A
Fund*
--------------------- ------------------- ------------------- -------------------



---------------------  ------------------- ------------------- -------------------
                         Institutional      Investment Class    Investment Class
                          Class Shares      Shares (with fee    Shares (without
                          (without fee       waivers and/or       fee waivers
                         waivers and/or     reimbursements)          and/or
                        reimbursements)                         reimbursements)
---------------------  ------------------- ------------------- -------------------
---------------------  ------------------- ------------------- -------------------


Fixed Income Fund      5.60%               5.35%               5.35%


---------------------  ------------------- ------------------- -------------------
---------------------  ------------------- ------------------- -------------------

Municipal Bond Fund    4.24%               4.04%               3.99%

---------------------  ------------------- ------------------- -------------------
---------------------  ------------------- ------------------- -------------------

Short-Term Fixed       5.26%               N/A                 N/A
Income Fund

---------------------  ------------------- ------------------- -------------------
---------------------  ------------------- ------------------- -------------------

Short-Term             3.69%               3.55%               3.45%
Municipal Bond Fund

---------------------  ------------------- ------------------- -------------------
---------------------  ------------------- ------------------- -------------------

High Yield Bond Fund   12.10%              11.85%              11.85%

---------------------  ------------------- ------------------- -------------------
---------------------  ------------------- ------------------- -------------------
Total Return Bond      N/A                 N/A                 N/A
Fund*
---------------------  ------------------- ------------------- -------------------




*Total Return Bond Fund was not in operation during any of the indicated periods.


The following table sets forth the tax-equivalent yield for the Municipal Funds for the 30-day period ended October 31, 2001:



--------------------------------- --------------------- ---------------------- ---------------------- ---------------------
                                  Institutional Class    Institutional Class     Investment Class       Investment Class
                                    Shares (with fee     Shares (without fee     Shares (with fee     Shares (without fee
                                     waivers and/or        waivers and/or         waivers and/or         waivers and/or
                                    reimbursements)        reimbursements)        reimbursements)       reimbursements)
--------------------------------- --------------------- ---------------------- ---------------------- ---------------------
--------------------------------- --------------------- ---------------------- ---------------------- ---------------------

Municipal Bond Fund               7.10%                 7.02%                  6.69%                  6.61%

--------------------------------- --------------------- ---------------------- ---------------------- ---------------------
--------------------------------- --------------------- ---------------------- ---------------------- ---------------------

Short-Term Municipal Bond Fund    6.27%                 6.11%                  5.89%                  5.71%

--------------------------------- --------------------- ---------------------- ---------------------- ---------------------

                                  TOTAL RETURN


Each Fund calculates total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. Each Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n  =  ERV

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return;

n  =              period covered by the computation, expressed in years;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[D]

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return (after taxes on distributions);

n  =              period covered by the computation, expressed in years.

ATV[D]= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. Each Fund assumes that the redemption has no tax consequences.

Each Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[DR]

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return (after taxes on distributions and redemption);

n  =              period covered by the computation, expressed in years.

ATV[DR]= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

Each Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. Each Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). Each Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. ___ In determining the basis for a reinvested distribution, each Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. Each Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Each Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

Each Fund, when advertising aggregate total return before taxes [for a class of its shares], computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return  =  [  (  ERV  )  - 1  ]
                                 ---
                                  P

Where:

P  =              hypothetical initial payment of $1,000;

ERV =             ending redeemable value of a hypothetical
                  $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge] at the end of the measuring period.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations

Each Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Institutional Class shares


As of October 31, 2001



----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                         1-Year                 5-Year                  10-Year               Since Inception
----------------------------------------------------------------------------------------------------------------------

Average Annual Returns (Before Taxes)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund         15.56%                 8.19%                   N/A                    8.23%
(Inception: 9/18/92)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Municipal Bond Fund       8.90%                  5.67%                   N/A                    7.27%
(Inception: 12/31/91)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Short-Term Fixed Income   8.39%                  6.61%                   N/A                    6.48%
Fund (Inception:

3/13/95)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Short-Term Municipal      6.40%                  5.12%                   N/A                    5.40%
Bond Fund (Inception:

3/6/95)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield  Bond Fund     0.68%                  N/A                     N/A                    2.85%
(Inception: 3/16/98)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Return  Bond        N/A                    N/A                     N/A                    N/A
Fund*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns (After Taxes on Distributions)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund         12.78%                 5.38%                   N/A                    5.42%

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                         1-Year                 5-Year                  10-Year               Since Inception
----------------------------------------------------------------------------------------------------------------------

(Inception: 9/18/92)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund       8.85%                  5.53%                   N/A                    7.04%
(Inception: 12/31/91)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Short-Term Fixed Income   5.88%                  4.10%                   N/A                    3.98%
Fund (Inception:
3/13/95)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Short-Term Municipal      6.31%                  5.02%                   N/A                    5.30%
Bond Fund (Inception:
3/6/95)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield  Bond Fund     (4.44)%                N/A                     N/A                    (1.78)%
(Inception: 3/16/98)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Total Return  Bond        N/A                    N/A                     N/A                    N/A
Fund*

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund         9.36%                  5.14%                   N/A                    5.21%
(Inception: 9/18/92)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Municipal Bond Fund       7.33%                  5.46%                   N/A                    6.88%

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                         1-Year                 5-Year                  10-Year               Since Inception
----------------------------------------------------------------------------------------------------------------------
(Inception: 12/31/91)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Short-Term Fixed Income   5.05%                  4.02%                   N/A                    3.93%
Fund (Inception:
3/13/95)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Short-Term Municipal      5.64%                  4.95%                   N/A                    5.21%
Bond Fund (Inception:
3/6/95)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield  Bond Fund     0.42%                  2.66%                   N/A                    0.05%
(Inception: 3/16/98)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Total Return Bond Fund*   N/A                    N/A                     N/A                    N/A

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Cumulative Total Returns (Before Taxes)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund         15.56%                 48.22%                  N/A                    105.69%
(Inception: 9/18/92)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Municipal Bond Fund       8.90%                  31.74%                  N/A                    100.04%
(Inception: 12/31/91)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Short-Term Fixed Income   8.39%                  37.69%                  N/A                    51.66%
Fund (Inception:
3/13/95)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                         1-Year                 5-Year                  10-Year               Since Inception
----------------------------------------------------------------------------------------------------------------------

Short-Term Municipal      6.40%                  28.36%                  N/A                    41.89%
Bond Fund (Inception:
3/6/95)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield  Bond Fund     0.68%                  N/A                     N/A                    10.75%
(Inception: 3/16/98)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Total Return  Bond        N/A                    N/A                     N/A                    N/A
Fund*

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Investment Class shares


As of October 31, 2001



-------------------------- --------------------- ----------------------- ---------------------- ----------------------
                           1-Year                5-Year                  10-Year                Since Inception
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Returns (Before Taxes)

----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund          15.39%                N/A                     N/A                    7.54%
(Inception: 2/11/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Municipal Bond Fund        8.63%                 N/A                     N/A                    4.99%
(Inception: 7/30/97)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Short-Term Municipal       6.03%                 N/A                     N/A                    4.50%
Bond

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------






-------------------------- --------------------- ----------------------- ---------------------- ----------------------
                           1-Year                5-Year                  10-Year                Since Inception
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Fund (Inception:
12/3/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

High Yield Bond Fund       0.29%                 N/A                     N/A                    5.82%
(Inception: 9/15/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns (After Taxes on Distributions)

----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund          12.72%                N/A                     N/A                    4.89%
(Inception: 2/11/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Municipal Bond Fund        8.58%                 N/A                     N/A                    4.89%
(Inception: 7/30/97)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Short-Term Municipal       5.94%                 N/A                     N/A                    4.34%
Bond Fund (Inception:
12/3/97)


-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

High Yield Bond Fund       (4.72)%               N/A                     N/A                    0.97%
(Inception: 9/15/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund          9.26%                 N/A                     N/A                    4.68%
(Inception: 2/11/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Municipal Bond Fund        7.06%                 N/A                     N/A                    4.85%
(Inception: 7/30/97)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------


-------------------------- --------------------- ----------------------- ---------------------- ----------------------
                           1-Year                5-Year                  10-Year                Since Inception
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Short-Term Municipal       5.32%                 N/A                     N/A                    4.32%
Bond Fund (Inception:
12/3/97)


-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

High Yield Bond Fund       0.18%                 N/A                     N/A                    2.35%
(Inception: 9/15/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Cumulative Total Returns (Before Taxes)

----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Fixed Income Fund          15.39%                N/A                     N/A                    31.04%
(Inception: 2/11/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Municipal Bond Fund        8.63%                 N/A                     N/A                    23.02%
(Inception: 7/30/97)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

Short-Term Municipal       6.03%                 N/A                     N/A                    18.76%
Bond Fund (Inception:
12/3/97)


-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

High Yield Bond Fund       0.29%                 N/A                     N/A                    19.36%
(Inception: 9/15/98)

-------------------------- --------------------- ----------------------- ---------------------- ----------------------


*Total Return Bond Fund was not in operation during any of the indicated periods.


Premier Class shares

As of October 31, 2001








------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                  10-Year                Since Inception
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Returns (Before Taxes)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield Bond Fund      0.68%                  N/A                     N/A                    0.68%
(Inception: 10/31/00)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns (After Taxes on Distributions)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield  Bond Fund     (4.49)%                N/A                     N/A                    (4.49)%
(Inception: 10/31/00)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield  Bond Fund     0.42%                  N/A                     N/A                    0.42%
(Inception: 10/31/00)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

Cumulative Total Returns (Before Taxes)

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

High Yield  Bond Fund     5.14%                  N/A                     N/A                    0.68%
(Inception: 10/31/00)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

If expense limitations for a Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.


A Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual Fund industry and rank mutual Fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual Fund industry); (c) the Consumer Price Index published by the US Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                      TAXES


The following is a summary of the principal US federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in a Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.


                                     GENERAL


Each Fund is a separate taxable entity that has elected to be treated, has qualified, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that
(a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the '90% gross income test'); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and which are engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its 'investment company taxable income' (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by certain deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ('net tax-exempt interest'), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, that is distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to US federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their US federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For US federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be 'marked-to-market' for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark-to-market rules is treated as a 'constructive sale' of an 'appreciated financial position' held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark-to-market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies under the tax straddle rules of the Code to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a Fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ('passive foreign investment companies'), the Fund could be subject to federal income tax and additional interest charges on 'excess distributions' received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. A Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and a Fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Fund engages in these transactions or acquires these instruments.

High Yield Bond Fund and Total Return Bond Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.

If a Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the US may reduce or eliminate such taxes in some cases. Each Fund anticipates that it generally will not be entitled to elect to pass through such foreign taxes to its shareholders. If such an election is made, shareholders would have to include their shares of such taxes as additional income, but could be entitled to US tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

A Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain as required in order to maintain its qualification as a regulated investment company, and to avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Each Municipal Fund purchases tax-exempt municipal securities which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and a Fund therefore does not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds can be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the bond was issued. In that event, a portion of a Fund's distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Each Fixed Income Fund and each Municipal Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a 'put' and is also referred to as a 'standby commitment.' A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay 'tender fees' or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a Fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.


For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, accordingly, would generally not be distributed to shareholders.

The following table sets forth each Fund's realized capital losses available to offset future net capital gains as of October 31, 2001:



========================================= =============================================================================

Net Capital Loss Carryforward                                                Capital Loss Carryforward Expiration Year

========================================= =============================================================================

                                          2005      2006            2007            2008              2009

------------------- --------------------- --------- --------------- --------------- ----------------- -----------------
------------------- --------------------- --------- --------------- --------------- ----------------- -----------------

Fixed Income Fund   $7,014,456            --        --              --              $7,014,456


------------------- --------------------- --------- --------------- --------------- ----------------- -----------------
------------------- --------------------- --------- --------------- --------------- ----------------- -----------------

Municipal Bond      $9,135,105            --        --              --              $9,135,105
Fund

------------------- --------------------- --------- --------------- --------------- ----------------- -----------------
------------------- --------------------- --------- --------------- --------------- ----------------- -----------------

Short-Term Fixed    $51,733               --        --              --              --
Income Fund

------------------- --------------------- --------- --------------- --------------- ----------------- -----------------
------------------- --------------------- --------- --------------- --------------- ----------------- -----------------

Short-Term          $1,487,661            --        --              --              $1,487,661
Municipal Bond
Fund

------------------- --------------------- --------- --------------- --------------- ----------------- -----------------
------------------- --------------------- --------- --------------- --------------- ----------------- -----------------

High Yield Bond     $56,665,436           --        $3,828,198      $1,032,638      $10,382,419       $41,422,181
Fund

------------------- --------------------- --------- --------------- --------------- ----------------- -----------------
------------------- --------------------- --------- --------------- --------------- ----------------- -----------------
Total Return Bond   N/A                   N/A       N/A             N/A             N/A
Fund*
------------------- --------------------- --------- --------------- --------------- ----------------- -----------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Each Fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If a Fund makes such an election and holds such stock and securities the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the Fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election with respect to readily tradeable stock, it will be treated for federal income tax purposes as if it had sold and reacquired such stocks on January 2, 2002. If a Fund makes such an election with respect to any other stock or securities, it will be treated for US federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, the Fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the Fund to have difficulty obtaining cash to satisfy its distribution requirements. Each Fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the Fund's tax liability and to maximize its return from these investments.


                         US SHAREHOLDERS--DISTRIBUTIONS

A Municipal Fund's distributions from the tax-exempt interest it receives will generally be exempt from federal income tax, provided that the Fund qualifies as a regulated investment company, at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that pay interest excluded from gross income under Section 103(a) of the Code, and the Fund properly designates such distributions as 'exempt-interest dividends.' The portions of such exempt-interest dividends, if any, derived from interest on certain private activity bonds will constitute tax preference items and may give rise to, or increase liability under, the federal alternative minimum tax for particular shareholders. In addition, all exempt-interest dividends may increase certain corporate shareholders' liability, if any, for the corporate alternative minimum tax and will be taken into account in determining the portion, if any, of a shareholder's social security benefits or certain railroad retirement benefits that is subject to tax.

For US federal income tax purposes, distributions by a Fund as well as any distributions of the Municipal Funds that are not designated as exempt-interest dividends as described above, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of a Fund for the year will be taxable as ordinary income. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to a Fund's shareholder as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held.


Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from the US domestic corporations, dividends paid by the Fixed Income Funds and the Municipal Funds will generally not qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an 'extraordinary dividend' under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by a Fund are not eligible for the dividends received deduction for corporations.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

A Municipal Fund may not be an appropriate investment for persons who are, or are related to, substantial users of facilities financed by industrial development or private activity bonds.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in the Fund. ___ Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.


                         US SHAREHOLDERS--SALE OF SHARES


When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. However, any loss realized on the sale, redemption or other disposition of shares of a Municipal Fund with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends with respect to such shares. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of a Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Furthermore, if Class A shares of the High Yield Bond Fund are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in Class A shares of the same fund or another mutual fund at net asset value pursuant to the reinvestment privilege, or (2) such Class A shares are exchanged for Class A shares of another mutual fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold such shares as capital assets may be eligible to make an irrevocable federal income tax election on their 2001 US federal income tax returns that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of the shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the Fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.


A Fund may be required to withhold, as 'backup withholding,' federal income tax at a rate of 30% from dividends (including distributions from the Fund's net long-term capital gains), and from proceeds of redemption and exchange paid to individual shareholders and other non-exempt shareholders who fail to furnish the Fund with a correct social security number or other taxpayer identification number ('TIN') certified under penalties of perjury on IRS Form W-9 or other authorized substitute thereof or if the IRS or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability. Distributions by a Municipal Fund will not be subject to backup withholding, however, for any year such Fund reasonably estimates that at least 95% of its dividends paid with respect to such years will be exempt-interest dividends.


                               NON-US SHAREHOLDERS

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not (1) an individual who is a US citizen or resident or (2) a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of Fund shares is not 'effectively connected' with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the US maintained by the foreign shareholder), generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8 BEN or other appropriate type of Form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is 'effectively connected' with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the US maintained by the foreign shareholders), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to US federal income tax on a net-income basis at the rates which are applicable to US citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to US federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a US trade or business of the foreign shareholder or, if an income tax treaty applies, is attributable to a US permanent establishment maintained by the foreign shareholder or the foreign shareholder is subject to tax under the provisions of the US federal income tax law applicable to US expatriates. However, back-up withholding generally will apply at a rate of 30% unless the shareholder furnishes the fund with an IRS Form W-8 BEN or other appropriate type of Form W-8 which establishes the shareholder's foreign status.

                                 STATE AND LOCAL


A Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisors concerning these matters.


                       GENERAL INFORMATION ABOUT THE TRUST


         General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund and the Municipal Bond Fund were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares.


The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B and C shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.


As of February 15, 2002 the following shareholders owned the following respective percentages of the outstanding Premier Class shares of High Yield Bond Fund and Total Return Bond Fund:

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

High Yield Bond Fund                  Bost & Co., A/C NYXF1783602, FBO Bell Atlantic Master     29.03%
                                      Trust, Mutual Fund Operations, PO Box 3198, Pittsburgh,
                                      PA 15230-3198

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Mac & Co., A/C CPAFDF203X2, Commonwealth of PA - PSERS,   24.23%
                                      Mutual Fund Operations, PO Box 3198, Pittsburgh, PA
                                      15230-3198

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Arkansas Public Employees, Retirement System, 124 West    11.61%
                                      Capitol Suite 400, Little Rock, AR 72201-3700

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Public School Employees, Retirement System, c/o Mellon    5.29%
                                      Trust Mtl Fnds Ops, PO Box 3198, Pittsburgh, PA
                                      15230-3198

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Public School Employees, Retirement System, c/o State     7.85%
                                      Street PA Svcs, 30 N 3rd Street Suite 750, Harrisburg,
                                      PA 17101-1712

------------------------------------- --------------------------------------------------------- ----------------------


*Total Return Bond Fund was not in operation during any of the indicated periods.


As of February 15, 2002 the following shareholders owned the following respective percentages of the outstanding Institutional Class shares of each
Fund:

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

Fixed Income Fund                     Charles Schwab & Co Inc., Special Custody Account,        13.93%
                                      Mutual Funds Department, 101 Montgomery St., San
                                      Francisco, CA 94104-4122

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

Short-Term Municipal Bond Fund        Charles Schwab & Co Inc., Special Custody Account,        49.93%
                                      Mutual Funds Department, 101 Montgomery Street, San
                                      Francisco, CA 94104-4122

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

Short-Term Fixed Income Fund          Independence Trust Company, Cash Account, P.O. Box        11.21%
                                      682188, Franklin, TN 37068-2188

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      First Union National Bank, Cash/Reinvest Acct, Acct       17.27%
                                      #9888888863, 1525 W Wt Harris Blvd #NC1151, Charlotte,
                                      NC 28262-8522

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      First Union National Bank FBO
                                      Cash/Reinvest Omnibus, ______ 5.94% A/C
                                      9999999971 NC 1151, 1525 W Wt Harris Blvd,
                                      Charlotte, NC 28262-8522

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Deutsche Banc Alex Brown Inc., FBO 255-33590-15, P.O.     9.17%
                                      Box 1346, Baltimore, MD 21203-1346

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Deutsche Banc Alex Brown Inc., FBO 255-33102-16, P. O.    7.86%
                                      Box 1346, Baltimore. MD 21203-1346

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Charles Schwab & Co Inc., Special Custody Account         5.09%
                                      Mutual Funds Department, 101 Montgomery Street, San
                                      Francisco, CA 94104-4122

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

High Yield Bond Fund                  John P Dawson TR, DTD 08/25/2000, John P Dawson           53.55%
                                      Cheritable Remainder, Unitrust, 930 Palo Alto Ave, Palo
                                      Alto, CA 94301-2223

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Charles Schwab & Co, Inc., Special Custody Account,       14.38%
                                      Mutual Funds Department, 101 Montgomery Street, San
                                      Francisco, CA 94104-4122

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Fidelity Investments Institutional Operations Co, Inc.,   13.53%
                                      as agent for certain employee benefit plans, 100
                                      Magellan Way KWIC, Covington, KY 41015-1999

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Bankers Trust Company, FBO 2391544242, P.O. Box 9005,     6.70%
                                      Church Street Station, New York, NY 10008

------------------------------------- --------------------------------------------------------- ----------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

As of February 15, 2002 the following shareholders owned the following respective percentages of the outstanding Investment Class shares of each Fund:


------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

Fixed Income Fund                     National Financial Services Corp for the Exclusive        72.92%
                                      Benefit of our Customers, ATTN Mutual FDS - No Loads,
                                      5th Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                      10281-1003

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Charles Schwab & Co, Inc., Special Custody Account,       13.09%
                                      Mutual Funds Department, 101 Montgomery Street, San
                                      Francisco, CA 94104-4122

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      National Investor Services Corp for Exclusive Benefit     8.24%
                                      of Customers, 55 Water Street, Fl 32, New York, NY
                                      10041-3299


------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

------------------------------------- --------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                                  SHAREHOLDER NAME AND ADDRESS                              OF THE FUND
------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

Short-Term Municipal Bond Fund        Saxon & Co., A/C 55-55-001-5585700, PO Box 7780-1888,     21.70%
                                      Philadelphia, PA 19182-0001

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      National Financial Services Corp for the Exclusive        14.70%
                                      Benefit of our Customers, ATTN Mutual FDS, No Loads,
                                      5th Fl, 200 Liberty St, 1 World Fin Ctr, New York, NY
                                      10281-1003

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Saxon & Co., A/C 27-27-007-3886986 PO Box 7780-1888,      6.69%
                                      Philadelphia, PA 19182-0001

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Saxon & Co., A/C 55-55-001-3933773, PO Box 7780-1888,     5.77%
                                      Philadelphia, PA 19182-0001

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      Saxon & Co., FBO 27-27-007-3897985, 61735K729, PO Box     5.02%
                                      7780-1888, Philadelphia, PA 19182-0001

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

High Yield Bond Fund                  Charles Schwab & Co. Inc. Special Custody Account         66.28%
                                      Mutual Funds Department 101 Montgomery Street San
                                      Francisco, CA 94104-4122

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      National Financial Svcs Corp for the
                                      Exclusive Benefit of our Customers,                       10.40%
                                      Attn Mutual Funds - No Loads -
                                      5th Fl, 200 Liberty St 1 World Fin Ctr,
                                      New York, NY
                                      10281-1003

------------------------------------- --------------------------------------------------------- ----------------------
------------------------------------- --------------------------------------------------------- ----------------------

                                      National Investor Services Corp, For Exclusive Benefit    7.13%
                                      of our Customers, 55 Water Street Fl 32, New York, NY
                                      10041-3299

------------------------------------- --------------------------------------------------------- ----------------------

Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

                            INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as each Fund's independent accountant.


REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, 2001 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers, LLP, each Fund's independent accountants, as experts in accounting and auditing.

The financial statements of each Fund for the periods ended on and prior to October 31, 2001, are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the Fund.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edged'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

[ ] Leading market positions in well established industries.

[ ] High rates of return on funds employed.

[ ] Conservative capitalization structure with moderate reliance on debt and ample asset protection.

[ ] Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

[ ] Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC.
SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1 ' categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------


         Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.


Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

NOTE:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002

INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

SUBADVISOR

DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
One Appold Street
London, England

DISTRIBUTOR
ICC Distributors, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109


TRANSFER AGENT
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP
250 Pratt Street
Baltimore, Maryland  21201


LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

SERVICE INFORMATION

Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance ------

1-800-730-1313.
COMDOMSAI (02/02)

                       STATEMENT OF ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2002
MORGAN GRENFELL INVESTMENT TRUST


Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of eleven investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following investment portfolios of the Trust (each a "Fund," collectively, the "Funds"):


INTERNATIONAL SELECT EQUITY FUND
EUROPEAN EQUITY FUND
EMERGING MARKETS EQUITY FUND
(collectively, the "International Equity Funds" or "Equity Funds")

EMERGING MARKETS DEBT FUND
The Emerging Markets Debt Fund is "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Equity Funds is "diversified" within the meaning of the 1940 Act.

The Funds' Prospectuses (each a "Prospectus" and, collectively the "Prospectuses"), dated February 28, 2002, as they may be amended, reversed or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without a charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of each Fund and should be read only in conjunction with the applicable Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for each class of each Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated October 31, 2001. A copy of each Prospectus and Annual Report may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, MO 64121.

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as investment advisor to all of the Funds except European Equity Fund. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as investment advisor to European Equity Fund. DeAMIS and DeAM, Inc. are referred to herein as the "Advisor" or the "Advisors". ICC Distributors, Inc. (the "Distributor") serves as the Funds' principal underwriter and distributor. DeAM, Inc. serves as each Fund's administrator (the "Administrator").

                                TABLE OF CONTENTS

                                                                            PAGE


INTRODUCTION ................................................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............................1

INVESTMENT RESTRICTIONS.....................................................91

TRUSTEES AND OFFICERS.......................................................94

COMPENSATION OF TRUSTEES...................................................102

INVESTMENT ADVISORY AND OTHER SERVICES.....................................103

PURCHASE AND REDEMPTION OF SHARES..........................................118

NET ASSET VALUE............................................................119

PERFORMANCE INFORMATION....................................................120

YIELD......................................................................121

TOTAL RETURN...............................................................122

TAXES......................................................................133

GENERAL....................................................................133

U.S. SHAREHOLDERS--DISTRIBUTIONS...........................................139

U.S. SHAREHOLDERS--SALE OF SHARES..........................................140

NON-U.S. SHAREHOLDERS......................................................141

STATE AND LOCAL............................................................142

GENERAL INFORMATION ABOUT THE TRUST........................................142

ANNUAL AND SEMI-ANNUAL REPORTS.............................................150

CONSIDERATION FOR PURCHASES OF SHARES......................................150

ADDITIONAL INFORMATION.....................................................150

FINANCIAL STATEMENTS.......................................................150

APPENDIX A.................................................................152


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund's investment objectives and policies. There can, of course, be no assuarance that a Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

       INTERNATIONAL SELECT EQUITY FUND INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund will notify its shareholders 60 days prior to a change in its investment policy. The Fund primarily invests in the countries that make up the MSCI EAFE Index. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.


             EUROPEAN EQUITY FUND INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics that are based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. Fund will notify its shareholders 60 days prior to a change in its investment policy. The Fund may invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in EUROPE. Up to 20% of the Fund's assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality), and securities of non-European issuers (including U.S. issuers). The Fund may invest a significant portion of its assets in a single country.

         EMERGING MARKETS EQUITY FUND INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other instruments with equity characteristics of growth-oriented companies located in countries with emerging securities markets, as classified by MSCI, or with significant operations in emerging markets. The Fund will notify its shareholders 60 days prior to a change in its investment policy. Up to 20% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality) and equity and equity related securities traded in developed markets (including the US). The Fund may invest more than 25% of its total assets in the securities of issuers located in each of Mexico, Brazil and Taiwan. The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

          EMERGING MARKETS DEBT FUND INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is total return. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase in fixed income securities of issuers located in countries with new or emerging securities markets. The Fund will notify its shareholders 60 days prior to a change in its investment policy. These fixed income securities include high yield/high risk fixed income securities (junk bonds). The Fund considers emerging securities markets to be those with economic structures that are generally less diverse and mature than in the United States, and to have political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Up to 20% of the Fund's total assets may be invested in domestic and foreign cash equivalents and U.S. investment grade fixed income securities. The Fund may invest more than 25% of its total assets in the sovereign debt securities of issuers located in each of Russia, Brazil and Mexico. The Fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country or in a local currency.

                         SUMMARY OF INVESTMENT PRACTICES

--------------------------------------------------------------------------------

                                   INTERNATIONAL                              EMERGING MARKETS      EMERGING MARKETS
     INVESTMENT PRACTICE           SELECT EQUITY FUND   EUROPEAN EQUITY FUND  EQUITY FUND           DEBT FUND
     ===============================================================================================================
     KEY TO TABLE:

     -   Permitted without stated limit
    [ ]  Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     Common Stock                           _                    _                     _                    [ ]
     -------------------------------------------------------------------------------------------------------------------
     Warrants                               _                    _                     _                     X
     -------------------------------------------------------------------------------------------------------------------
     Preferred Stock                        _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     Convertible Securities                 _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     Medium Capitalization Stocks           _                    _                     _                    [ ]
     -------------------------------------------------------------------------------------------------------------------
     Small Capitalization Stocks            _                    _                     _                    [ ]
     -------------------------------------------------------------------------------------------------------------------
     Micro Capitalization Stocks            _                    _                     _                    [ ]
     -------------------------------------------------------------------------------------------------------------------
     FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
     -------------------------------------------------------------------------------------------------------------------
     Short-Term Instruments                20%                  20%                   20%                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Obligations of Banks and              20%                  20%                   20%                    _
     Other Financial Institutions
     -------------------------------------------------------------------------------------------------------------------
     Certificates of Deposit and           20%                  20%                   20%                   [ ]
     Banker's Acceptances
     -------------------------------------------------------------------------------------------------------------------
     Commercial Paper                      20%                  20%                   20%                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Variable Rate Master Demand            X                    X                     X                    [ ]
     Notes
     -------------------------------------------------------------------------------------------------------------------
     U.S. Government Securities            20%                  20%                   20%                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Custodial Receipts                    [ ]                  [ ]                   [ ]                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Zero Coupon Securities and            [ ]                  [ ]                   [ ]                    _
     Deferred Interest Bonds
     -------------------------------------------------------------------------------------------------------------------

                                   INTERNATIONAL                              EMERGING MARKETS      EMERGING MARKETS
     INVESTMENT PRACTICE           SELECT EQUITY FUND   EUROPEAN EQUITY FUND  EQUITY FUND           DEBT FUND
     ===============================================================================================================
     KEY TO TABLE:

     -   Permitted without stated limit
    [ ]  Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     Variable Rate Securities              20%                  20%                   20%                    _
     -------------------------------------------------------------------------------------------------------------------
     Inverse Floating Rate                 5%                    5%                    5%                   5%
     Securities
     -------------------------------------------------------------------------------------------------------------------
     Lower-Rated Debt Securities           [ ]                  [ ]                   [ ]                    _
     -------------------------------------------------------------------------------------------------------------------
     Registered Loans                      [ ]                  [ ]                   [ ]                    _
     -------------------------------------------------------------------------------------------------------------------
     DERIVATIVE SECURITIES (OPTIONS)
     -------------------------------------------------------------------------------------------------------------------
     Options on Securities                  _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     Options on Securities                  _                    _                     _                     _
     Indices
     -------------------------------------------------------------------------------------------------------------------
     Options on Non-US                      _                    _                     _                     _
     Securities Indices
     -------------------------------------------------------------------------------------------------------------------
     Yield Curve Options                    _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     Spreadlocks                            _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
     -------------------------------------------------------------------------------------------------------------------
     Futures Contracts                      _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     Futures Contracts on                   _                    _                     _                     _
     Securities Indices
     -------------------------------------------------------------------------------------------------------------------
     Options on Futures                     _                    _                     _                     _
     Contracts (including
     Contracts on Securities
     Indices)
     -------------------------------------------------------------------------------------------------------------------

                                   INTERNATIONAL                              EMERGING MARKETS      EMERGING MARKETS
     INVESTMENT PRACTICE           SELECT EQUITY FUND   EUROPEAN EQUITY FUND  EQUITY FUND           DEBT FUND
     ===============================================================================================================
     KEY TO TABLE:

     -   Permitted without stated limit
    [ ]  Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     DERIVATIVE SECURITIES (HEDGING STRATEGIES)
     -------------------------------------------------------------------------------------------------------------------
     Swaps Agreements                       _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     DERIVATIVE SECURITIES (HEDGING STRATEGIES)
     -------------------------------------------------------------------------------------------------------------------
     Hedging Strategies                     _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     Government Guaranteed                 [ ]                  [ ]                   [ ]                   [ ]
     Mortgage-Backed Securities
     -------------------------------------------------------------------------------------------------------------------
     Ginnie Mae Certificates               [ ]                  [ ]                   [ ]                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Fannie Mae Certificates               [ ]                  [ ]                   [ ]                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Freddie Mac Certificates              [ ]                  [ ]                   [ ]                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Multi-Class Mortgage-Backed           [ ]                  [ ]                   [ ]                   [ ]
     Securities (CMOs and REMICs)
     -------------------------------------------------------------------------------------------------------------------
     Private Issued Mortgage               [ ]                  [ ]                   [ ]                   [ ]
     -Backed Securities
     -------------------------------------------------------------------------------------------------------------------
     Mortgage Pass-Through                 [ ]                  [ ]                   [ ]                   [ ]
     Securities
     -------------------------------------------------------------------------------------------------------------------
     Stripped-Mortgage Backed              [ ]                  [ ]                   [ ]                   [ ]
     Securities
     -------------------------------------------------------------------------------------------------------------------
     Adjustable Rate Mortgages             [ ]                  [ ]                   [ ]                   [ ]
     -------------------------------------------------------------------------------------------------------------------
     Asset-Backed Securities               [ ]                  [ ]                   [ ]                   [ ]
     -------------------------------------------------------------------------------------------------------------------

                                   INTERNATIONAL                              EMERGING MARKETS      EMERGING MARKETS
     INVESTMENT PRACTICE           SELECT EQUITY FUND   EUROPEAN EQUITY FUND  EQUITY FUND           DEBT FUND
     ===============================================================================================================
     KEY TO TABLE:

     -   Permitted without stated limit
    [ ]  Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     SECURITIES OF NON-U.S. ISSUERS
     -------------------------------------------------------------------------------------------------------------------
     Foreign Securities &             AT LEAST 80%          AT LEAST 80%               _                    [ ]
     Depositary Receipts (ADRs,
     EDRs, GDRs and IDRs)
     -------------------------------------------------------------------------------------------------------------------
     Foreign Corporate Debt                [ ]                  [ ]                   [ ]                    _
     Securities
     -------------------------------------------------------------------------------------------------------------------
     Foreign Government Debt               [ ]                  [ ]                   [ ]                    _
     Securities
     -------------------------------------------------------------------------------------------------------------------
     Brady Bonds                           [ ]                  [ ]                   [ ]                    _
     -------------------------------------------------------------------------------------------------------------------
     Investments in Emerging                _                    _                AT LEAST 80%         AT LEAST 80%
     Markets
     -------------------------------------------------------------------------------------------------------------------
     Region and Country Investing           _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     CURRENCY MANAGEMENT
     -------------------------------------------------------------------------------------------------------------------
     Currency Exchange                      _                    _                     _                     _
     Transactions
     -------------------------------------------------------------------------------------------------------------------
     Currency Hedging                       _                    _                     _                     _
     Transactions
     -------------------------------------------------------------------------------------------------------------------
     Cross Hedging                          _                    _                     _                     _
     -------------------------------------------------------------------------------------------------------------------
     Forward Currency Exchange              _                    _                     _                     _
     Contracts
     -------------------------------------------------------------------------------------------------------------------
     Options on Foreign                     _                    _                     _                     _
     Currencies
     -------------------------------------------------------------------------------------------------------------------

                                   INTERNATIONAL                              EMERGING MARKETS      EMERGING MARKETS
     INVESTMENT PRACTICE           SELECT EQUITY FUND   EUROPEAN EQUITY FUND  EQUITY FUND           DEBT FUND
     ===============================================================================================================
     KEY TO TABLE:

     -   Permitted without stated limit
    [ ]  Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     OTHER INVESTMENTS AND INVESTMENT PRACTICES
     -------------------------------------------------------------------------------------------------------------------
     Illiquid Securities                   15%                  15%                   15%                   15%
     -------------------------------------------------------------------------------------------------------------------
     When-Issued and Delayed                _                    _                     _                     _
     Delivery Securities
     -------------------------------------------------------------------------------------------------------------------
     Repurchase Agreements                 20%                  20%                   20%                    _
     -------------------------------------------------------------------------------------------------------------------
     Reverse Repurchase                  33 1/3%              33 1/3%               33 1/3%               33 1/3%
     Agreements
     -------------------------------------------------------------------------------------------------------------------
     Mortgage Dollar Rolls                 [ ]                  [ ]                   [ ]                    _
     -------------------------------------------------------------------------------------------------------------------
     Lending of Portfolio                33 1/3%              33 1/3%               33 1/3%               33 1/3%
     Securities
     -------------------------------------------------------------------------------------------------------------------
     Borrowing                           33 1/3%              33 1/3%               33 1/3%               33 1/3%
     -------------------------------------------------------------------------------------------------------------------
     Short Sales                           [ ]                  [ ]                   [ ]                    _
     -------------------------------------------------------------------------------------------------------------------
     Other Investment Companies            10%                  10%                   10%                   10%
     -------------------------------------------------------------------------------------------------------------------
     Temporary Defensive                   20%                  20%                   20%                   20%
     Investments
     -------------------------------------------------------------------------------------------------------------------


                                EQUITY SECURITIES

         GENERAL. The Funds may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, 'equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

         COMMON STOCKS. Common stocks, the most familiar type of equity securities, represent an equity (I.E., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Funds, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

                                    WARRANTS

         Each of the Equity Funds may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

PREFERRED STOCK. Each of the Funds, subject to its investment objectives, may invest in preferred stock. Preferred stock has a preference (I.E., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (I.E., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (E.G., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund.

CONVERTIBLE SECURITIES. Each of the Funds, subject to their investment policies may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

   MEDIUM-CAPITALIZATION, SMALL-CAPITALIZATION AND MICRO-CAPITALIZATION STOCKS

The Funds may invest in lesser known companies with medium- and small-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium- and small-market capitalization companies in which the Funds may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a 'flight to quality' which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

              FIXED INCOME SECURITIES AND MONEY MARKET INSTRUMENTS

GENERAL. The Funds may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. ___ The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The Emerging Markets Debt Fund may invest up to 5% of its net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

FIXED INCOME SECURITY RISK. Fixed income securities generally expose the Funds to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or 'called' prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

SHORT-TERM INSTRUMENTS. When the Funds experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Funds may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Funds' assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or , if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated A or higher by S&P or Moody's or outstanding commercial paper or bank obligations rated A-2 by S&P or Prime-2 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Funds may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks only when the Advisor determines that the credit risk with respect to the instrument is minimal. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Funds may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then 'accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Funds may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ('GNMA' or 'Ginnie Mae')); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ('FNMA' or 'Fannie Mae') and Federal Home Loan Mortgage Corporation ('FHLMC' or 'Freddie Mac')).

Other US government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Funds may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS') or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See 'Zero Coupon Securities.'

CUSTODIAL RECEIPTS. The Funds may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ('TRs'), Treasury Investment Growth Receipts ('TIGRs'), and Certificates of Accrual on Treasury Securities ('CATS'). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See 'Zero Coupon Securities and Deferred Interest Bonds.'

The Funds may acquire US government securities and their unmatured interest coupons that have been separated ('stripped') by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the 'IRS') has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. The Funds may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See 'Taxes.'

VARIABLE RATE SECURITIES. The Funds may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called 'variable rate demand notes.' The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund's 15% limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instuments within seven days. See 'Illiquid Securities.'

INVERSE FLOATING RATE SECURITIES. The Emerging Markets Debt Fund may invest up to 5% of its net assets in inverse floating rate securities ('inverse floaters'). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See 'Illiquid Securities.'

YIELDS AND RATINGS. The yields on certain obligations in which the Funds may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

LOWER-RATED DEBT SECURITIES ('JUNK BONDS' OR 'HIGH YIELD DEBT SECURITIES'). The Funds may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by an NRSRO, of comparable quality as determined by the Advisor in its sole discretion. The Emerging Markets Debt Fund may invest without limit in rated and unrated fixed income securities of any credit quality, including securities in default.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for a Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of that Fund.

RATING DOWNGRADES. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. Other than the Emerging Markets Debt Fund, no Fund will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

REGISTERED LOANS. The Emerging Markets Debt Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, the Emerging Markets Debt Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Emerging Markets Debt Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Emerging Markets Debt Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Emerging Markets Debt Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (I.E., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Emerging Markets Debt Fund may sell a registered loan and retain the right to such interest ('sell a loan without interest'). To assure the Emerging Markets Debt Fund's ability to receive such interest, the Emerging Markets Debt Fund will make such sales only to parties that agree to pay the amount of such interest to the Emerging Markets Debt Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Emerging Markets Debt Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Emerging Markets Debt Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Emerging Markets Debt Fund.

To further assure the Emerging Markets Debt Fund's ability to receive interest and principal on registered loans, the Emerging Markets Debt Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Advisor. For purposes of the Fund's issuer diversification and industry concentration policies, the Emerging Markets Debt Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Emerging Markets Debt Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

OTHER DEBT OBLIGATIONS. The Funds may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality.

                              DERIVATIVE SECURITIES

GENERAL. The Funds may invest in various instruments that are commonly known as 'derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or 'derived' from, a traditional security, asset or market index. Some 'derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Funds may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Funds from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Funds will limit the leverage created by its use of derivatives for investment purposes by 'covering' such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Funds. The use of derivatives for non-hedging purposes may be considered speculative.

The Funds' investment in options, futures or forward contracts, swaps and similar strategies (collectively, 'derivatives') depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Funds' return. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

                         DERIVATIVE SECURITIES: OPTIONS

OPTIONS ON SECURITIES. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Funds may write (sell) covered call and put options to a limited extent on its portfolio securities ('covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Funds may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Funds. All options written by the Funds are 'covered.'

A call option written by a Fund is 'covered' if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the 'exercise price') by exercising the option at any time during the option period. If the option expires unexercised, that Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ('net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by a Fund is 'covered' when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a 'closing purchase transaction.' A Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may enter into a 'closing sale transaction' which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Funds may also purchase call and put options on any securities in which they may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ('protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle A Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Funds may also engage in options transactions in the over-the-counter ('OTC') market with broker-dealers who make markets in these options. The Funds will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions.

OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash 'exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed 'index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in 'Options on Securities,' the Funds would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in 'Options on Securities,' the Funds would normally purchase 'protective puts' in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Funds of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds' portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Funds' activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON NON-US SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds will write call options only if they are 'covered.' The Funds may also purchase and write OTC options on foreign securities indices.

The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

SPREADLOCKS. The Funds may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one time cash payment between a Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

    DERIVATIVE SECURITIES: FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. The Funds may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Funds may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Funds are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Funds or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of each Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The Funds' futures transactions may be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. A Fund may not invest more than 25% of its total assets in purchased protective put options.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated 'contract markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, or corporate debt securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a good faith deposit to maintain the position ('initial margin'). Daily thereafter, the futures contract is valued and the payment of 'variation margin' may be required, since each day a Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect a Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market. The segregated assets maintained to cover a Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Funds, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

FUTURES CONTRACTS ON SECURITIES INDICES. The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

OPTIONS ON FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON SECURITIES INDICES). The Funds may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk a Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                     DERIVATIVE SECURITIES: SWAP AGREEMENTS

GENERAL. The Funds may enter into swaps relating to indices, currencies, interest rates, equity and debt interests without limit. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See 'Illiquid Securities.'

The Funds will usually enter into swaps on a net basis (I.E. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. In addition, the Funds will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the 'CEA') and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a 'safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Funds will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See 'Illiquid Securities.' Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.

                    DERIVATIVE SECURITIES: HEDGING STRATEGIES

HEDGING STRATEGIES. The Funds may use certain strategies designed to adjust the overall risk of its investment portfolio. These 'hedging' strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk.

The Funds might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain 'cover' or to segregate securities; and

o the possibility that a Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such 'over hedging' or 'under hedging' may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Fund engages in the strategies described above, a Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. A Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See 'Illiquid Securities.'

                   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

GENERAL CHARACTERISTICS. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (I.E., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Funds' investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ('REMIC Certificates'), collateralized mortgage obligations and stripped mortgage-backed securities. The Funds are permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with each Fund's investment policies and objectives.

GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the 'Housing Act'), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ('FHA Loans'), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ('VA Loans'), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Funds may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buy down' mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (I.E., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

MULTIPLE CLASS MORTGAGE-BACKED SECURITIES (COLLATERALIZED MORTGAGE OBLIGATIONS AND REMIC CERTIFICATES). The Funds may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ('CMOs') and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the 'Mortgage Assets'). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as 'regular' interests or 'residual' interests, the Funds does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ('PCs'). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a 'tranche,' is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as 'sequential pay' CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, 'parallel pay' CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as 'Z-Bonds'), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ('PAC') certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the 'PAC Certificates'), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Funds may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of 'credit enhancement.' Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

MORTGAGE PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds may purchase stripped mortgage-backed securities ('SMBS'), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See 'Illiquid Securities.'

In accordance with a requirement imposed by the staff of the Commission, the Advisor will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

ADJUSTABLE RATE MORTGAGES-INTEREST RATE INDICES. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the 'FHLB Eleventh District') that are member institutions of the Federal Home Loan Bank of San Francisco (the 'FHLB of San Francisco'), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

ASSET-BACKED SECURITIES. The Funds may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Funds may invest are limited to those which are readily marketable and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES--TYPES OF CREDIT SUPPORT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Funds will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                          SECURITIES OF NON-US ISSUERS

GENERAL. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including US dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of US banks. While investments in securities of foreign issuers and non-US dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. Each of the International Equity Funds intends to invest in at least three foreign countries.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See 'Other Investment Companies.'

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Funds may invest in non-US securities in the form of American Depository Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depository Receipts ('GDRs') and International Depository Receipts ('IDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

FOREIGN CORPORATE DEBT SECURITIES. The Funds may invest in debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

FOREIGN GOVERNMENT DEBT SECURITIES. The Fund may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, 'sovereign debt obligations'). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the 'World Bank'), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

BRADY BONDS. Each Fund may invest in so-called 'Brady Bonds,' which have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Investors should recognize that, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

INVESTMENTS IN EMERGING MARKETS. Each of the Funds may invest, to varying degrees, in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets. See 'Illiquid Securities.'

As legal systems in emerging countries develop, the Funds may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of each Funds' investment objectives, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

                               CURRENCY MANAGEMENT

GENERAL. In connection with the Funds' investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

CURRENCY EXCHANGE TRANSACTIONS. Because the Funds may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Funds from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

CURRENCY HEDGING. Each Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which a Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

CROSS HEDGING. At the discretion of the Advisor, each of the Funds may employ the currency hedging strategy known as 'cross-hedging' by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parties will be incorporated into the Advisor's long-term investment decisions, the Funds will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

A Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

The Emerging Markets Debt Fund may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that the Emerging Markets Debt Fund's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).

Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so

OPTIONS ON FOREIGN CURRENCIES. The Funds may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Funds may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Funds may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Funds may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Funds may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is 'covered' if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Funds also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Funds pay brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See 'Illiquid Securities.'

                     ADDITIONAL LIMITATIONS AND RISK FACTORS

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

ADDITIONAL RISKS RELATED TO TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, SWAPS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds' active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause a Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

ASSET COVERAGE. The Fund swill comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed a Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under 'Derivative Securities: Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. A Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of a Fund as a regulated investment company for tax purposes. See 'Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

NON-US SECURITIES. The value of each Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Funds' currency exchange transactions will be conducted on a spot (I.E., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the 'NYSE'). Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, a Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

EMERGING MARKETS. The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Bermuda, Belgium, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Qatar, Singapore, Spain, Sweden, Switzerland, the United Arab Emirates, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Armenia, Azerbaijan, Bahrain, Bangladesh, Barbados, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote d'Ivoire, Croatia, the Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Fiji, Ghana, Greece, Guatemala, Honduras, Hungary, India, Indonesia, Iran, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Latvia, Lebanon, Lithuania, Macedonia, Malta, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Morocco, Namibia, Nepal, Nigeria, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Saudi Arabia, Slovakia, Slovenia, South Africa, Sri Lanka, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Uzbekistan, Venezuela, West Bank and Gaza, Yugoslavia, Zambia and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. See 'Illiquid Securities.'

SPECIAL CONSIDERATIONS CONCERNING THE PACIFIC BASIN. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (1) authoritarian governments or military involvement in political and economic decision-making; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies;
(4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. A Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. See 'Illiquid Securities.'

Furthermore, the Fund may invest in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.

RATING SERVICES. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

                   OTHER INVESTMENTS AND INVESTMENT PRACTICES

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the '1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

TBA PURCHASE COMMITMENTS. The Funds may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Fund until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions only with US or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent). Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, a Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under 'Repurchase Agreements' and to repurchase them at a mutually agreed date and price (a 'reverse repurchase agreement'). The Funds may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time a Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage 'dollar rolls' in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') or fee income and by the interest earned on the cash proceeds of the initial sale. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. At the time a Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.

LENDING OF PORTFOLIO SECURITIES.

Each Fund has the authority to lend up to 331/3% of the total value of its portfolio securities (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. The Funds will not lend securities to the Advisors, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a 'finder'.

The Funds will adhere to the following conditions whenever securities are loaned: (1) the Fund must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; PROVIDED, HOWEVER, that if a material event adversely affecting the investment occurs, the Fund must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, a Fund continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, a Fund is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Funds' lending agent and may share in revenue received from securities lending transactions as compensation for this service.

BORROWING. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

SHORT SALES. The Funds may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales 'against the box,' allow a Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be segregated.

The Funds do not intend to engage in short sales against the box for investment purposes. Each Funds may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

OTHER INVESTMENT COMPANIES. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Funds may invest up to 100% of its assets in cash and investment grade money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-2 by S&P or P-2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

DIVERSIFICATION. The Equity Funds are 'diversified' under the 1940 Act and are also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See 'Investment Restrictions' and 'Taxes'.

The Emerging Markets Debt Fund is 'non-diversified' under the 1940 Act, which means that the Emerging Markets Debt Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Emerging Markets Debt Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Emerging Markets Debt Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

The Emerging Markets Debt Fund is subject to certain federal tax diversification requirements and to the policies adopted by the Advisor. To qualify as a 'regulated investment company,' the Emerging Markets Debt Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Emerging Markets Debt Fund will not own more than 10% of the outstanding voting securities of a single issuer. These federal tax diversification requirements are subject to certain qualifications and exceptions.

CONCENTRATION OF INVESTMENTS. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Equity Fund will adhere to the following fundamental investment restriction:

          With respect to 75% of its total assets, an Equity Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In addition, European Equity Fund will adhere to the following fundamental investment restriction:

          Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

                     NONFUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Advisor has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions means the market value used in determining each Fund's net asset value.

--------------------------------------------------------------------------------

                       MANAGEMENT OF THE TRUST AND FUNDS

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of the Trust and Funds (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Funds' operations is One South Street, Baltimore, Maryland, 21202.

         INFORMATION CONCERNING TRUSTEES AND OFFICERS

NAME, BIRTH DATE AND                 BUSINESS EXPERIENCE AND TRUSTEESHIPS                 NUMBER OF FUNDS IN THE FUND
POSITION WITH THE FUND               DURING THE PAST 5 YEARS                              COMPLEX OVERSEEN BY TRUSTEE 1
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      President, Cook Street Holdings (present); Adjunct            11
04/18/50 (date of birth)             Professor, University of Denver (since 2001);
Trustee since 1993.                  Consultant, World Bank/Inter-American Development Bank
                                     2001); Project Leader, International Institute
                                     (since for Applied Systems Analysis (since 1998-2001);
                                     Chief Executive Officer, The Eric Group Inc.
                                     (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------------------
Graham E. Jones                      Senior Vice President, BGK Realty Inc. (since 1995);          11
01/31/33 (date of birth)             Trustee, 8 open-end mutual funds managed by Weiss,
Trustee since 1993.                  Peck & Greer (since 1995); Trustee of 22 open-end
                                     mutual funds managed by Sun Capital Advisers, Inc.
                                     (since 1998).
-----------------------------------------------------------------------------------------------------------------------
William N. Searcy                    Pension & Savings Trust Officer, Sprint Corporation           11
09/03/46 (date of birth)             (telecommunications) (since 1989);  Trustee of 22
Trustee since 1993.                  open-end mutual funds managed by Sun Capital
                                     Advisers, Inc. (since 1998).
-----------------------------------------------------------------------------------------------------------------------
Hugh G. Lynch                        Retired (since 2000), formerly Managing Director,             11
10/23/37 (date of birth)             International Investments, General Motors Investment
Trustee since 1994.                  Management Corporation (since 1994); Director, The
                                     Greater China Fund Fund managed by Baring Asset
                                     Management(since 2000)
-----------------------------------------------------------------------------------------------------------------------



NAME, BIRTH DATE AND                 BUSINESS EXPERIENCE AND TRUSTEESHIPS                 NUMBER OF FUNDS IN THE FUND
POSITION WITH THE FUND               DURING THE PAST 5 YEARS                              COMPLEX OVERSEEN BY TRUSTEE 1
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Edward T. Tokar                      Chief Executive Officer, Allied Capital Management            11
06/02/47 (date of birth)             LLC (since 1997); Vice President-Investments,
Trustee since 1994.                  Honeywell International, Inc. (advanced technology
                                     and manufacturer) (since 1985);
                                     Trustee, Levco Series Trust
                                     (mutual funds) (since 2001).
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------
Richard T. Hale          Managing Director, Deutsche Banc Alex. Brown Inc.
07/17/45                 (formerly DB Alex. Brown LLC) (June 1999 to
President                present); Deutsche Asset Management Americas (June
                         1999 to present); Director and President, Investment
                         Company Capital Corp. (registered investment
                         advisor) (April 1996 to present).  Director/Trustee
                         and President, Deutsche Asset Management Mutual
                         Funds (Fund Complex) (1989 to present); Director,
                         Deutsche Global Funds, Ltd. (January 2000 to
                         present); Director, CABEI Fund (June 2000 to
                         present); Director, North American Income Fund
                         (September 2000 to present); Vice President,
                         Deutsche Asset Management, Inc. (September 2000 to
                         present).  Chartered Financial Analyst.  Formerly,
                         Director, ISI Family of Funds.
-----------------------------------------------------------------------------
Daniel O. Hirsch         Director, Deutsche Asset Management (1999 to
3/27/54                  present).  Formerly, Principal, BT Alex. Brown
Secretary                Incorporated, (Deutsche Banc Alex. Brown Inc.)
                         (1998-1999); Assistant General Counsel, United
                         States Securities and Exchange Commission
                         (1993-1998).
-----------------------------------------------------------------------------
Charles A. Rizzo         Director, Deutsche Asset Management (April 2000 to
8/5/57                   present); Certified Public Accountant; Certified
Treasurer                Management Accountant.  Formerly, Vice President and
                         Department Head, BT Alex. Brown Incorporated
                         (Deutsche Banc Alex. Brown Inc.), 1998-1999;
                         Senior Manager, Coopers & Lybrand L.L.P.
                         (PricewaterhouseCoopers LLP), 1993-1998.
-----------------------------------------------------------------------------
Amy Olmert               Director, Deutsche Asset Management (formerly BT.
5/14/63                  Alex. Brown Inc.) (January 1999 to present);
Assistant Treasurer      Certified Public Accountant.  Formerly, Vice
                         President, BT Alex. Brown Incorporated,
                         (Deutsche Banc Alex. Brown Inc.), 1997-1999;
                         Senior Manager and other positions, Coopers &
                         Lybrand L.L.P. (now PricewaterhouseCoopers LLP),
                         1988-1997.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
David Baldt              Managing Director of Active Fixed Income, Deutsche
07/04/49 (date of birth) Asset Management, Inc. (since 1989).
Vice President
-----------------------------------------------------------------------------

1.  As of December 31, 2001 the total number of Funds in the Fund Complex is 11.

                            TRUSTEE OWNERSHIP IN THE FUNDS
--------------------------------------------------------------------------------

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          OWNERSHIP AS OF DECEMBER 31, 2001
TRUSTEE                               DOLLAR RANGE OF BENEFICIAL          IN ALL FUNDS OVERSEEN BY DIRECTOR
                                      OWNERSHIP IN THE FUNDS 1            IN THE FUND COMPLEX 2
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       None                                None
-----------------------------------------------------------------------------------------------------------------------
Graham E. Jones                       $1 - $10,000                        $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------
William N. Searcy                     $1 - $10,000                        $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------
Hugh G. Lynch                         $1 - $10,000                        $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------
Edward T. Tokar                       None                                None
-----------------------------------------------------------------------------------------------------------------------

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

2. The Fund Complex consists of the following: International Select Equity Fund, European Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Micro Cap Fund, Total Return Bond Fund.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the Trust, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

--------------------------------------------------------------------------------
                                                         Value of   Percent of
                                                         Securities Class on an
                     Owner and                           on an      Aggregate
                     Relationship to            Title of Aggregate  Basis
Trustee              Director        Company    Class    Basis
--------------------------------------------------------------------------------
Paul K. Freeman                      None
--------------------------------------------------------------------------------
Graham E. Jones                      None
--------------------------------------------------------------------------------
William N. Searcy                    None
--------------------------------------------------------------------------------
Hugh G. Lynch                        None
--------------------------------------------------------------------------------
Edward T. Tokar                      None
--------------------------------------------------------------------------------
As of February 15, 2002, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each fund.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES

The Board of Trustees of the Fund met four times during the fiscal year ended October 31, 2001 and each trustee attended at least 100% of the meetings of the Board. Each Trustee attended 100% of the meetings of the committees of the Board of Trustees on which such trustee served or was called upon to attend to constitute a quorum.

All of the independent, "non-interested" directors (Messrs. Freeman, Jones, Lynch, Searcy and Tokar) are members of all the committees of the Board of Trustees.

The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met five times during the last fiscal year.

The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee, which meets as often as deemed appropriate by the Committee, did not meet during the last fiscal year.

The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. While each of the Independent Trustees are members of the Pricing Committee, only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met three times during the last fiscal year.

The Executive Committee, which held four meetings during the fiscal year ended October 31, 2001, has the functions of making recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers.


                            COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Advisor an annual fee of $18,000 provided that they attend each regular Board meeting during the year. Each Trustee receives $1,500 for each quarterly meeting attended and $500 for each telephonic meeting attended. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,500 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the year ended October 31, 2001:

--------------------------------------------------------------------------------
                  Pension or Retirement Benefits     Aggregate Compensation from
Name of Trustee   Accrued as Part of Fund Expenses   the Trust/Complex*
--------------------------------------------------------------------------------
Paul K. Freeman                    $0                           $20,250
--------------------------------------------------------------------------------
Graham E. Jones                    $0                           $20,250
--------------------------------------------------------------------------------
William N. Searcy                  $0                           $23,750
--------------------------------------------------------------------------------
Hugh G. Lynch                      $0                           $18,250**
--------------------------------------------------------------------------------
Edward T. Tokar                    $0                           $18,250
--------------------------------------------------------------------------------

* The Trustees listed above do not serve on the board of any other investment company that may be considered to belong to the same complex as the Trust.


** Mr. Lynch deferred $7,500 under a deferred compensation plan.


                        INVESTMENT ADVISORY AND OTHER SERVICES


Deutsche Asset Management Investment Services Limited ("DeAMIS"), located at One Appold Circus, London, England, acts as investment Advisor to each Fund, except European Equity Fund. Deutsche Asset Management, Inc. ("DeAM, Inc.") acts as investment Advisor to European Equity Fund. Effective October 6, 1999, DeAMIS and DeAM, Inc. names were changed from Morgan Grenfell Investment Services Limited and Morgan Grenfell Inc, respectively. On December 2, 1999, a majority of the shareholders of the European Equity approved a change of the Fund's investment Advisor from DeAMIS to DeAM, Inc. This change became effective on December 23, 1999. Each of DeAMIS and DeAM, Inc. are referred to individually as an "Advisor" and collectively as the "Advisors."


DeAMIS acts as investment Advisor to each fund, except the European Equity Fund, pursuant to the terms of two management contracts between the Trust and DeAMIS. DeAM, Inc. acts as investment Advisor to the European Equity Fund pursuant to the terms of a Management Contract between the Trust and DeAM, Inc. The management contracts referenced above are referred to collectively herein as the "Management Contracts."

Pursuant to the Management Contracts, each Advisor supervises and assists in the management of the assets of each fund and furnishes each fund with research, statistical, advisory and managerial services. Each Advisor determines on a continuous basis, the allocation of each fund's investments among countries. Each Advisor is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor.

Under the Management Contracts, the Trust, on behalf of each fund, is obligated to pay the Advisor a monthly fee at an annual rate of each fund's average daily net assets as follows:

                                                    Annual Rate
                                                    -----------
International Select Equity Fund                       0.70%
European Equity Fund                                   0.70%
Emerging Markets Equity Fund                           1.00%
Emerging Markets Debt Fund                             1.00%

--------------------------------------------------------------------------------

Each fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the fund's investment Advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by the Trust's Board of Trustees.

The following table sets forth the net advisory fees that each fund paid the Advisor during the periods indicated:

-----------------------------------------------------------------------------------------
                                             For the fiscal year ended October 31,
-----------------------------------------------------------------------------------------
                                      1998          1999         2000         2001
-----------------------------------------------------------------------------------------
International Select Equity Fund      $0            $138,068     $1,629,360   $1,810,153
-----------------------------------------------------------------------------------------
European Equity Fund                  $215,268      $312,589     $315,880     $434,400
-----------------------------------------------------------------------------------------
Emerging Markets Equity Fund          $594,742      $1,086,185   $1,759,276   $1,218,785
-----------------------------------------------------------------------------------------
Emerging Markets Debt Fund            $1,035,966    $2,822,307   $3,067,420   $1,633,230
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Management Contracts were last approved on May 24, 2001 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to either Management Contract or "interested persons" of such parties. Each Management Contract will continue in effect with respect to each fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" (as such term is defined in the 1940
Act) of such parties, or by a vote of a majority of the outstanding shares of such fund. Each Management Contract is terminable by vote of the Board of Trustees, or, with respect to a fund, by the holders of a majority of the outstanding shares of the affected fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract with respect to a fund will not terminate or otherwise invalidate any provision of the Management Contract between the Advisor and any other fund. The Advisor may terminate a Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."


DeAMIS is registered with the SEC as an investment Advisor and provides a full range of international investment advisory services to individual and institutional clients. DeAM, Inc. is registered with the Commission as an investment Advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. serves as investment Advisor to 35 funds or master portfolios in the Deutsche Asset Management Fund Complex.1 Both DeAMIS and DeAM, Inc. indirect wholly-owned subsidiaries of Deutsche Bank A.G., an international commercial and investment banking group. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets for various individual and institutional accounts. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets for various individual and institutional accounts, including the Morgan Grenfell SMALLCap Fund, a registered investment company for which it acts as an investment Advisor.

                                 CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Each Advisor has also adopted a Code of Ethics. The Codes of Ethics allow personnel to invest in securities for their own accounts, but requires compliance with the Codes' pre-clearance requirements and other restrictions, including "blackout periods" and minimum holding periods, subject to limited exceptions. DeAM Inc.'s Code prohibits participation in all initial public offerings, and the DeAMIS Code prohibits participation in initial public offerings distributed in the United States. All Codes require prior approval for purchases of securities in private placements.

The Trust's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.


PORTFOLIO MANAGEMENT.

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience are described in the Fund's prospectus.

PORTFOLIO TURNOVER. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a fund, particularly if the fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each fund during the periods indicated:

-------------------------------------------------------------------------------
                                        For the fiscal year ended October 31,
-------------------------------------------------------------------------------
                                     1999               2000              2001
-------------------------------------------------------------------------------
International Select Equity Fund     239%               233%              220%
-------------------------------------------------------------------------------
European Equity Fund                 80%                377%              238%
-------------------------------------------------------------------------------
Emerging Markets Equity Fund         70%                58%               83%
-------------------------------------------------------------------------------
Emerging Markets Debt Fund           397%               359%              464%
-------------------------------------------------------------------------------

The significant divergence in the portfolio turnover rate for the European Equity Fund from 1999 to 2000 was caused by unusually high volatility in European markets during the fiscal year ended October 31, 2000.

THE ADMINISTRATOR. Deutsche Asset Management, Inc. (the "Administrator"), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each fund, including the computation of each fund's net asset value, net investment income and net realized capital gains, if any.


For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such fund: 0.25% for the Emerging Markets Debt Fund; 0.30% for the Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. ___ Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each fund to the specified percentage of the fund's net assets as described in the Expense Information tables in the prospectus.

The following table sets forth the net administration fees that each fund paid the Administrator during the periods indicated:

--------------------------------------------------------------------------------
                                   For the fiscal year ended October 31,
--------------------------------------------------------------------------------
                                   1999         2000              2001
--------------------------------------------------------------------------------
International Select Equity Fund $59,172      $698,297          $775,988
--------------------------------------------------------------------------------
European Equity Fund             $133,967     $135,377          $186,168
--------------------------------------------------------------------------------
Emerging Markets Equity Fund     $325,855     $527,783          $365,633
--------------------------------------------------------------------------------

Emerging Markets Debt Fund       $705,369     $766,855          $ 408,307
--------------------------------------------------------------------------------


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST. The expenses borne by each fund include: (i) fees and expenses of any investment Advisor and any administrator of the fund; (ii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the fund; (viii) the expenses of and fees for registering or qualifying shares of the fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ("ICCC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each fund.


THE DISTRIBUTOR. The Trust, on behalf of each fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the "Distributor"), serves as principal underwriter for the continuous offering of shares of each fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each fund, although it is not obligated to sell any particular amount of shares. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of a fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on May 24, 2001 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

                          CLASS A, B AND C SHARES ONLY

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

----------------------------------------------------------------------------
International Select Equity Fund            For the fiscal year ended
                                                 October 31, 2001
----------------------------------------------------------------------------
Fees
----------------------------------------------------------------------------

12b-1 Fee - Class A Shares                                       $581.73
----------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee                          $389.60
- Class B Shares
----------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee                          $470.58
- Class C Shares
----------------------------------------------------------------------------
European Equity Fund                        For the fiscal year ended
                                                 October 31, 2001
----------------------------------------------------------------------------
Fees
----------------------------------------------------------------------------
12b-1 Fee - Class A Shares                                       $163.52
----------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee                          $447.86
- Class B Shares
----------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee                          $407.19
- Class C Shares

----------------------------------------------------------------------------

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. European Equity Fund and International Select Equity Fund have adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each plan, European Equity Fund and International Select Equity Fund pay a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit European Equity Fund and International Select Equity Fund and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of European Equity Fund and International Select Equity Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the European Equity Fund and International Select Equity Fund's outstanding shares.


During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.


Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to European Equity Fund and International Select Equity Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of European Equity Fund and International Select Equity Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of European Equity Fund and International Select Equity Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                 INVESTMENT CLASS AND CLASS B AND C SHARES ONLY

Each fund has adopted a service plan (the "Plan") with respect to its Investment class shares which authorizes it to compensate Service Organizations whose customers invest in Investment class shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, a Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the fund to participants as may be required by law.


As compensation for such services, each Service Organization of a fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a fund in connection with the investment of fiduciary assets in Investment shares of the fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal Advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.


CUSTODIAN. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of each fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a fund.


PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the s normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The following table sets forth the approximate brokerage commissions paid by the Advisor for research services during the periods indicated:


--------------------------------------------------------------------------------
                                       For the fiscal year ended October 31,
--------------------------------------------------------------------------------
                              1999           2000            2001
--------------------------------------------------------------------------------
International Select Equity   $81,711        $387,250        $461,675
Fund
--------------------------------------------------------------------------------
European Equity Fund          $6,289         $7,778          $11,137
--------------------------------------------------------------------------------
Emerging Markets Equity Fund  $26,515        $29,071         $52,465
--------------------------------------------------------------------------------
Emerging Markets Debt Fund    None           None            None
--------------------------------------------------------------------------------

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a fund is concerned, in other cases it is believed to be beneficial to a fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a fund or the Advisor, not to be comparable to a fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment Advisor to a fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

For the fiscal period ended October 31, 1999, the Emerging Markets Equity Fund paid brokerage commissions in the amount of $3,729 to Bankers Trust Company, an Affiliated Broker. This represents less than .01% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. The European Equity Fund paid brokerage commissions in the amount of $3,212 to Bankers Trust Company, an Affiliated Broker. This represents 2% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. The International Select Equity Fund paid brokerage commissions in the amount of $2,192 to Bankers Trust Company, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 2000, European Equity Fund paid brokerage commissions in the amount of $21,241 to Deutsche Bank Securities and Deutsche Bank, AG Affiliated Brokers. This represents 3% of the aggregate brokerage commissions paid by the fund in the fiscal year and 4% of the aggregate dollar amount of transactions effected by the fund in the fiscal year. The Emerging Markets Equity Fund paid brokerage commissions in the amount of $1,040 to Deutsche Bank, AG and Deutsche Securities Asia Ltd, Affiliated Brokers. This represents 0.12% of the aggregate brokerage commissions paid by the fund in the fiscal year and 0.13% of the aggregate dollar amount of transactions effected by the fund in the fiscal year.

For the fiscal period ended October 31, 2001, European Equity Fund paid brokerage commissions in the amount of $5,290 to Deutsche Bank, AG, an Affiliated Broker. This represents 1.42% of the aggregate brokerage commissions paid by the fund in the fiscal year and less than .01% of the aggregate dollar amount of transactions effected by the fund in the fiscal year. Emerging Markets Equity Fund paid no brokerage commissions to an Affiliated Broker. The International Select Equity Fund paid brokerage commissions in the amount of $229 to Morgan Grenfell & Co., an Affiliated Broker. This represents less than ..01% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than .01% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


The following table sets forth the brokerage commissions paid by the funds during the periods indicated:

--------------------------------------------------------------------------------

                                          For the fiscal year ended October 31,
--------------------------------------------------------------------------------
                              1999            2000                2001
--------------------------------------------------------------------------------
International Select Equity   $252,586        $2,281,845          $1,039,784
Fund
--------------------------------------------------------------------------------
European Equity Fund          $176,478        $689,419            $373,524
--------------------------------------------------------------------------------
Emerging Markets Equity Fund  $880,921        $841,805            $181,000
--------------------------------------------------------------------------------
Emerging Markets Debt Fund    None            None                None
--------------------------------------------------------------------------------

As of October 31, 2001, none of the funds held securities of its regular broker-dealers.


                       PURCHASE AND REDEMPTION OF SHARES.

Shares of each Fund are distributed by ICC Distributors, Inc., the Distributor. The Funds offer six classes of shares, Institutional Class, Investment Class and Premier Class shares, as well as Class A, B and C Shares. General information on how to buy shares of a Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.


Investors may invest in European Equity Fund Premier Class by setting up an account directly with the fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. Investors may invest in Institutional Class shares by establishing a shareholder account directly with the fund's transfer agent. Investors may invest in European Equity Fund and International Select Equity Fund Class A, B and C Shares by establishing a shareholder account directly with the fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. In order to make an initial investment in Investment Class shares of a fund, an investor must establish an account with a service organization. Additionally, each fund has authorized brokers to accept purchase and redemption orders for Institutional Class and Investment Class, as well as Class A, B and C Shares for each fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectuses. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any fund may be purchased or redeemed on any Business Day (a "Business Day") at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which The New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.


                                 NET ASSET VALUE


Under the 1940 Act, the Board of Trustees of the Trust is ultimately responsible for determining in good faith the fair value of the securities of each fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of a fund is calculated by determining the net worth of the fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. A fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which NYSE is open. If the NYSE closes early, a fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of a fund are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price a fund would receive if the fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a fund's net asset values are not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a fund's calculation of net asset values unless the Advisor deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                             PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a fund may be quoted in advertisements or in communications to shareholders.

To help investors better evaluate how an investment in a fund might satisfy their investment objective, advertisements regarding the fund may discuss performance as reported by various financial publications. The performance of a fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a fund represent the fund's past performance and, consequently, should not be considered representative of the future performance of the fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a fund are not at the direction or within the control of the fund and will not be included in the fund's calculations of total return.

When we advertise total return information for Class A, B and C Shares we may present actual returns for the classes as well as returns for the Investment Class adjusted to reflect the appropriate maximum sales charges and expenses for those periods dating back to the inception date of the Fund before the inception of the Class A, B and C Shares.

                                      YIELD

From time to time, a fund may advertise its yield. Yield is calculated separately for each class of shares of a fund. Each type of share is subject to differing yields for the same period. The yield of shares of a fund refers to the annualized income generated by an investment in the fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                    a-b
YIELD  =  2  [  (   ----   +  1  )  6  - 1  ]
                     cd
Where:

a  =          dividends and interest earned by the fund during the  period;

b  =          net expenses accrued for the period;

c  =          average daily number of shares outstanding during the period entitled to receive dividends; and

d  =          maximum offering price per share on the last day of the period.

Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a fund invests in, changes in interest rates on money market instruments, changes in the expenses of the fund and other factors. Yields are one basis upon which investors may compare a fund with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield for the Emerging Markets Debt Fund for the 30-day period ended October 31, 2001 was 10.92%.

                                  TOTAL RETURN


Each Fund calculates total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. Each Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).


Average Annual Total Returns (Before Taxes)

Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n  =  ERV

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return;

n  =              period covered by the computation, expressed in years;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year
                  (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[D]

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return (after taxes on distributions);

n  =              period covered by the computation, expressed in years.

ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. Each Fund assumes that the redemption has no tax consequences.

Each Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[DR]

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return (after taxes on distributions and redemption);

n  =              period covered by the computation, expressed in years.

ATV[DR] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that [(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;]
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

Each Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. Each Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). Each Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. ___ In determining the basis for a reinvested distribution, each Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. Each Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Each Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

Each Fund, when advertising aggregate total return before taxes [for a class of its shares], computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 ERV
Aggregate Total Return  =  [  (  ---  )  - 1  ]
                                  P


Where:

P  =              hypothetical initial payment of $1,000;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year
                  (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that [(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;] (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge] at the end of the measuring period.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations

Each Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

International Select Equity Fund--Premier Class, Institutional Class, Investment Class, Class A Shares, Class B Shares and Class C Shares

As of October 31, 2001

-------------------------------------------------------------------------------
                              1-Year     5-Year  10-Year        Since Inception
-------------------------------------------------------------------------------
Average Annual Returns
(Before Taxes)
-------------------------------------------------------------------------------
           Premier Class     -25.44%         NA       NA     -27.92% (02/29/00)
-------------------------------------------------------------------------------
           Instit. Class     -25.57%     10.14%       NA      11.32% (05/15/95)
-------------------------------------------------------------------------------
           Invest. Class     -25.88%         NA       NA      -5.90% (10/29/99)
-------------------------------------------------------------------------------
         Class A Shares 1    -29.63%      8.55%       NA       9.97% (05/15/95)
-------------------------------------------------------------------------------
         Class B Shares 1    -30.12%      8.63%       NA      10.07% (05/15/95)
-------------------------------------------------------------------------------
         Class C Shares 1    -27.17%      8.91%       NA      10.07% (05/15/95)
-------------------------------------------------------------------------------
Average Annual Total
Returns (After Taxes on
Distributions)
-------------------------------------------------------------------------------
           Premier Class     -28.34%         NA       NA     -29.61% (02/29/00)
-------------------------------------------------------------------------------
           Instit. Class     -28.29%      8.30%       NA       9.63% (05/15/95)
-------------------------------------------------------------------------------
           Invest. Class     -28.60%         NA       NA      -7.84% (10/29/99)
-------------------------------------------------------------------------------
         Class A Shares 1    -32.19%      6.74%       NA       8.29% (05/15/95)
-------------------------------------------------------------------------------
         Class B Shares 1    -32.66%      6.79%       NA       8.40% (05/15/95)
-------------------------------------------------------------------------------
         Class C Shares 1    -29.83%      7.09%       NA       8.40% (05/15/95)
-------------------------------------------------------------------------------
Average Annual Total
Returns (After Taxes on
Distributions and
Redemption)
-------------------------------------------------------------------------------
           Premier Class     -14.86%         NA       NA      -22.27 (02/29/00)
-------------------------------------------------------------------------------
           Instit. Class     -14.97%      7.68%       NA       8.77% (05/15/95)
-------------------------------------------------------------------------------
           Invest. Class     -15.14%         NA       NA      -5.22% (10/29/99)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              1-Year     5-Year  10-Year        Since Inception
-------------------------------------------------------------------------------
         Class A Shares 1    -17.47%      6.34%       NA       7.61% (05/15/95)
-------------------------------------------------------------------------------
         Class B Shares 1    -17.64%      6.42%       NA       7.72% (05/15/95)
-------------------------------------------------------------------------------
         Class C Shares 1    -15.91%      6.66%       NA       7.72% (05/15/95)
-------------------------------------------------------------------------------
Aggregate Total Returns
(Before Taxes)
-------------------------------------------------------------------------------
           Premier Class     -25.44%         NA       NA     -42.12% (02/29/00)
-------------------------------------------------------------------------------
           Instit. Class     -25.57%     62.09%       NA     100.03% (05/15/95)
-------------------------------------------------------------------------------
           Invest. Class     -25.88%         NA       NA     -11.49% (10/29/99)
-------------------------------------------------------------------------------
          Class A Shares          NA         NA       NA     -18.10% (02/28/01)
-------------------------------------------------------------------------------
          Class B Shares          NA         NA       NA     -18.90% (02/28/01)
-------------------------------------------------------------------------------
          Class C Shares          NA         NA       NA     -18.90% (02/28/01)
-------------------------------------------------------------------------------
1 The performance for the Class A, B and C shares represents the historical performance since the inception date of the each class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from either November 1, 2000 (for the '1-Year' column), November 1, 1996 (for the '5-Year' column) or from its inception date, May 15, 1995 (for the Since Inception column) through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class A, B or C shares as appropriate.

If expense limitations for each class of the International Select Equity Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this chart.


European Equity Fund--Premier Class, Institutional Class, Investment Class, Class A Shares, Class B Shares and Class C Shares

As of October 31, 2001

--------------------------------------------------------------------------------
                             1-Year        5-Year   10-Year      Since Inception
--------------------------------------------------------------------------------
Average Annual Returns
(Before Taxes)
--------------------------------------------------------------------------------
          Premier Class 1        NA            NA        NA                   NA
--------------------------------------------------------------------------------
           Invest. Class    -28.17%            NA        NA    16.66% (12/23/99)
--------------------------------------------------------------------------------
            Insti. Class    -28.10%        25.17%        NA    25.73% (09/03/96)
--------------------------------------------------------------------------------
         Class A Shares 2   -32.15%        23.48%        NA    24.06% (09/03/96)
--------------------------------------------------------------------------------
         Class B Shares 2   -32.30%        23.92%        NA    24.55% (09/03/96)
--------------------------------------------------------------------------------
         Class C Shares 2   -29.17%        24.19%        NA    24.73% (09/03/96)
--------------------------------------------------------------------------------
Average Annual Total
Returns (After Taxes on
Distributions)
--------------------------------------------------------------------------------
          Premier Class 1        NA            NA        NA                   NA
--------------------------------------------------------------------------------
           Instit. Class    -28.40%        22.60%        NA    23.22% (09/03/96)
--------------------------------------------------------------------------------
           Invest. Class    -28.53%            NA        NA    16.34% (12/23/99)
--------------------------------------------------------------------------------
         Class A Shares 2   -32.44%        20.93%        NA    21.59% (09/03/96)
--------------------------------------------------------------------------------
         Class B Shares 2   -32.59%        21.35%        NA    22.06% (09/03/96)
--------------------------------------------------------------------------------
         Class C Shares 2   -29.46%        21.63%        NA    22.24% (09/03/96)
--------------------------------------------------------------------------------
Average Annual Total
Returns (After Taxes on
Distributions and
Redemption)
--------------------------------------------------------------------------------
          Premier Class 1        NA            NA        NA                   NA
--------------------------------------------------------------------------------
           Instit. Class    -16.95%        20.27%        NA    20.84% (09/03/96)
--------------------------------------------------------------------------------
           Invest. Class    -16.98%            NA        NA    13.42% (12/23/99)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             1-Year        5-Year   10-Year      Since Inception
--------------------------------------------------------------------------------
         Class A Shares 2   -19.43%        18.77%        NA    19.37% (09/03/96)
--------------------------------------------------------------------------------
         Class B Shares 2   -19.50%        19.17%        NA    19.81% (09/03/96)
--------------------------------------------------------------------------------
         Class C Shares 2   -17.60%        19.41%        NA    19.97% (09/03/96)
--------------------------------------------------------------------------------
Aggregate Total Returns
(Before Taxes)
--------------------------------------------------------------------------------
          Premier Class 1        NA            NA        NA                   NA
--------------------------------------------------------------------------------
           Instit. Class    -28.10%       207.30%        NA   225.74% (09/03/96)
--------------------------------------------------------------------------------
           Invest. Class    -28.17%            NA        NA    33.11% (12/23/99)
--------------------------------------------------------------------------------
          Class A Shares         NA            NA        NA   -25.40% (02/28/01)
--------------------------------------------------------------------------------
          Class B Shares         NA            NA        NA   -25.80% (02/28/01)
--------------------------------------------------------------------------------
          Class C Shares         NA            NA        NA   -25.50% (02/28/01)
--------------------------------------------------------------------------------
1 The European Equity Premier Class has no performance data prior to the date of this SAI.

2 The performance for the Class A, B and C shares represents the historical performance since the inception date of the each class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from either November 1, 2000 (for the '1-Year' column), November 1, 1996 (for the '5-Year' column) or from its inception date, September 3, 1996 (for the Since Inception column) through February 28, 2001, which has been adjusted to reflect the maximum sales charge and expenses of the Class A, B or C shares as appropriate.


If expense limitations for each class of the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this chart.

Emerging Markets Equity Fund--Institutional Class

As of October 31, 2001

----------------------------------------------------------------------------

                              1-Year    5-Year    10-Year   Since Inception
                                                                 (02/01/94)
----------------------------------------------------------------------------
Average Annual Total         -24.24%   -10.25%         NA            -7.28%
Returns (Before Taxes)
----------------------------------------------------------------------------
Average Annual Total         -25.06%   -10.82%         NA            -8.02%
Returns (After Taxes on
Distributions)
----------------------------------------------------------------------------
Average Annual Total         -13.66%    -7.71%         NA            -5.50%
Returns (After Taxes on
Distributions and
Redemption)
----------------------------------------------------------------------------
Aggregate Total Returns      -24.24%   -41.76%         NA           -44.31%
(Before Taxes)
----------------------------------------------------------------------------

If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this chart.

Emerging Markets Debt Fund--Institutional Class

As of October 31, 2001

-----------------------------------------------------------------------------
                                  1-Year    5-Year  10-Year  Since Inception
                                                                  (08/04/94)
-----------------------------------------------------------------------------
Average Annual Total               4.52%     3.77%       NA            8.21%
Returns (Before Taxes)
-----------------------------------------------------------------------------
Average Annual Total               0.36%    -2.81%       NA            2.94%
Returns (After Taxes on
Distributions)
-----------------------------------------------------------------------------
Average Annual Total               2.69%    -0.28%       NA            4.04%
Returns (After Taxes on
Distributions and
Redemption)
-----------------------------------------------------------------------------
Aggregate Total Returns            4.52%    20.33%       NA           77.10%
(Before Taxes)
-----------------------------------------------------------------------------

If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this chart.

A Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual fund Performance Analysis, Fixed Income Analysis and Mutual fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a fund to calculate its performance figures.

                                      TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in a fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax Advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.


GENERAL.

Each Fund is a separate taxable entity that has elected to be treated, has qualified and intends to qualify for each taxable year, as a regulated investment company under subchapter m of the code. Qualification of a fund as a regulated investment company under the code requires, among other things, that
(a) the fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, united states government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than united states government securities and securities of other regulated investment companies) or two or more issuers controlled by the fund and which are engaged in the same, similar or related trades or businesses. Future treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to a fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities).

If a fund complies with such provisions, then in any taxable year in which the fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by certain deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the fund (but not its shareholders) will be relieved of federal income tax on any income of the fund, including long-term capital gains, that is distributed to shareholders. However, if a fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.


If a fund retains any net capital gain, the fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, a fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the fund. For federal income tax purposes, dividends declared by a fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.


At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's share is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the fund's taxable year. As a result, a fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark-to-market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a fund, such fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies under the tax straddle rules of the Code to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a fund's distributions to shareholders. Certain tax elections may be available to a fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or on gain actually received by the fund is timely distributed to its shareholders. A fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. A fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and a fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the fund engages in these transactions or acquires these instruments.

The Emerging Markets Debt Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.

Each fund anticipates that it will be subject to foreign withholding or other foreign taxes on certain income they derive from foreign securities, possibly including, in some cases, capital gains from the sale of such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the fund may file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions they actually receive) their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual tax liability) even though not actually received by the shareholders, and (ii) treat such respective pro rata portions as foreign taxes paid by them. If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to satisfaction of certain holding period requirements and to other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election referred to above.

If a shareholder chooses to take a credit for the qualified foreign taxes deemed paid by such shareholder as a result of any such election by a fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or certain foreign currency gains by a fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of a fund that makes the election described above may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the fund. Tax-exempt shareholders and shareholders who are not liable for U.S. federal income taxes will ordinarily not benefit from this election. Each year that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund and (ii) the portion of fund dividends which represents income from each foreign country. If a fund does not make this election or otherwise pays foreign taxes that cannot be passed through to shareholders, it generally may deduct such taxes in computing its investment company taxable income.

A fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind securities, or other securities bearing original issue discount or, if the fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, as required in order to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

For federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to a fund and, accordingly, would generally not be distributed to shareholders.

The following table sets forth each fund's realized capital losses available to offset future net capital gains as of October 31, 2001:

----------------------------------------------------------------------------
                             Losses             Expiration Date
----------------------------------------------------------------------------
International Select Equity  $76,699,372        10/31/09
Fund
----------------------------------------------------------------------------
European Equity Fund         $3,397,901         10/31/08
----------------------------------------------------------------------------
                             $18,661,024        10/31/09
----------------------------------------------------------------------------
Emerging Markets Equity Fund $20,080,163        10/31/09
----------------------------------------------------------------------------
Emerging Markets Debt Fund   $15,208,072        10/31/06
----------------------------------------------------------------------------
                             $3,169,043         10/31/09
----------------------------------------------------------------------------

Effective for 2001, each Fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If a Fund makes such an election and holds such stock securities for more than five years the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the Fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election with respect to readily tradeable stock, it will be treated for federal income tax purposes as if it had sold and reacquired such stocks on January 2, 2001. If a Fund makes such an election with respect to any other stock or securities it will be treated for US federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, the Fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the Fund to have difficulty obtaining cash to satisfy its distribution requirements. Each Fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the Fund's tax liability and to maximize its return from these investments.

                        U.S. SHAREHOLDERS--DISTRIBUTIONS

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of a fund for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to a Fund's shareholder as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. Each fund will inform its shareholders of federal income tax status of its distributions after the end of each calendar year. Distributions to corporate shareholders designated as derived from dividend income received by a fund, if any, that would be eligible for the dividends received deduction if the fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a fund from U.S. domestic corporations, most dividends paid by a fund will generally not qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by a fund are not eligible for the dividends received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

                        U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. Any loss realized on the sale, redemption, or other disposition of the shares of a fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax Advisors regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Furthermore, if Class A shares of either the International Select Equity Fund or European Equity Fund are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in Class A shares of the same fund or another mutual fund at net asset value pursuant to the reinvestment privilege, or (2) such Class A shares are exchanged for Class A shares of another mutual fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege.

In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold Fund shares as capital assets may be eligible to make an irrevocable federal income tax election on other 2001 US federal income tax return that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such Fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the Fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

A fund may be required to withhold, as "backup withholding," federal income tax at a rate of 30% from dividends (including distributions from the fund's net long-term capital gains) and share redemption and exchange proceeds paid to individual and other non-exempt shareholders who fail to furnish the fund with a correct social security number or other taxpayer identification number ("TIN") certified under penalties of perjury on IRS Form W-9 or other authorized substitute, or if the IRS or a broker notifies the fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability.


                              NON-U.S. SHAREHOLDERS

A foreign shareholder is a shareholder that, for U.S. federal income tax purposes, is not (1) an individual who is a U.S. citizen or resident or (2) a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the U.S. maintained by the foreign shareholders) generally will be subject to a U.S. federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8BEN or other appropriate type of form w-8 to the fund. However, if a foreign shareholder's ownership of fund shares is "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the U.S. maintained by the foreign shareholder), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to U.S. federal income tax on a net-income basis at the rates which are applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for U.S. federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of fund shares and distributions (and deemed distributions) to foreign shareholders of the fund's net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to U.S. federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a U.S. trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment maintained by the foreign shareholder) or the foreign shareholder is subject to tax under the provisions of U.S. federal income tax law applicable to certain U.S. expatriates. However, backup withholding generally will apply at a rate of 30% unless the shareholder furnishes the fund with an IRS form W-8BEN or other appropriate type of form W-8 which establishes the shareholder's foreign status.

                                 STATE AND LOCAL

A fund may be subject to state or local taxes in jurisdictions in which the fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the fund may have tax consequences for shareholders different from those of a direct investment in the fund's portfolio securities. Shareholders should consult their own tax Advisors concerning these matters.


                       GENERAL INFORMATION ABOUT THE TRUST

GENERAL. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the funds described in this SAI and seven additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares, Investment shares Class A Shares, Class B Shares and Class C Shares.

The shares of each class represent an interest in the same portfolio of investments of a fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Class A, B and C shares and Investment shares of a fund have exclusive voting rights with respect to the service plan/12b-1 plan adopted by the fund.


When issued, shares of a fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable fund available for distribution to shareholders. Shares of a fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a fund will be voted separately with respect to matters pertaining to that fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a fund are required to approve the adoption of any investment advisory agreement relating to such fund and any change in the fundamental investment restrictions of such fund. Approval by the shareholders of one fund is effective only as to that fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund. Shareholders of a fund are entitled to participate in the net distributable assets of the particular fund involved on liquidation, based on the number of shares of the fund that are held by each shareholder.


As of February 15, 2002, the following shareholders owned the following respective percentages of the outstanding Institutional Class shares of each fund:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF
                                                                                                     OUTSTANDING
FUND                                 SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                     FUND
-----------------------------------------------------------------------------------------------------------------------
International Select Equity Fund     Charles Schwab & Co., Inc. Special Custody Account Mutual       59%
                                     Funds Department, 101 Montgomery Street, San Francisco, CA
                                     94104-4122
-----------------------------------------------------------------------------------------------------------------------
                                     Centurion Trust Co. Cust, U/A DTD 12/03/2000, FBO Centurion     6%
                                     Capital Management, Omnibus Acct, 2425 E Camelback Road Suite
                                     530, Phoenix, AZ 85016-9218
-----------------------------------------------------------------------------------------------------------------------
European Equity Fund                 Charles Schwab & Co. Inc. Special Custody Account, Mutual       29%
                                     Funds Department, 101 Montgomery Street, San Francisco, CA
                                     94104-4122
-----------------------------------------------------------------------------------------------------------------------
                                     National Financial Services Corp for the Exclusive Benefits of  26%
                                     our Customers, 200 Liberty St, 1 World Financial Ctr, New
                                     York, NY  100261-1003
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF
                                                                                                     OUTSTANDING
FUND                                 SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                     FUND
-----------------------------------------------------------------------------------------------------------------------
                                     National Investor Services Corp for the Exclusive Benefit of    10%
                                     our Customers, 55 Water St, Fl 32, New York, NY 10041-3299
-----------------------------------------------------------------------------------------------------------------------
                                     REMY Capital Partners II LP, 1801 Century Park East Suite 111,  8%
                                     Los Angeles, CA 90067
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund         Northern Trust Company TR C/O Motorola Employees Savings &      60%
                                     Profit Sharing Trust 17-72410, P O Box 92956, Chicago, Il
                                     60675-2956
-----------------------------------------------------------------------------------------------------------------------
                                     Public Employees' Retirement Association Attn Daryl Roberts,    33%
                                     1300 Logan Street, Denver, Co.  80203-2386
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund           Public School Employees Retirement System, c/o State Street PA  19%
                                     SVCS, 30 N. 3rd Ste 750, Harrisburg, PA 17101-1712
-----------------------------------------------------------------------------------------------------------------------
                                     Bost & Co. A/C NYXF1703602, FBO Bell Atlantic Master Trust,     18%
                                     Mutual Fund Operations, P O Box 3198 Pittsburgh, PA 15230-3198
-----------------------------------------------------------------------------------------------------------------------
                                     Master Trust Pursuant to the Hewlett Packard Deferred Profit    12%
                                     Sharing Plan & Retirement Fund 300 Hanover St MS 20 BL, Palo
                                     Alto, CA 94304-1112
-----------------------------------------------------------------------------------------------------------------------
                                     Public School Employees Retirement System C/O State Street PA   11%
                                     Svcs, 30 N. 3rd Street Ste 750, Harrisburg, PA 17101-1712
-----------------------------------------------------------------------------------------------------------------------
                                     State of Wisconsin, Investment Board 121 E. Wilson Street, P O  9%
                                     Box 7847, Madison, WI 53707-7847
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF
                                                                                                     OUTSTANDING
FUND                                 SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                     FUND
-----------------------------------------------------------------------------------------------------------------------
                                     Arkansas Public Employees Retirment System 124 West Capitol,    7%
                                     Suite 400, Littlerock, AR 72201-37700
-----------------------------------------------------------------------------------------------------------------------
                                     Catholic Health Initiatives Operating Investment Program, 1999  6%
                                     Broadway Ste 2600, Denver, CO 80202-3050
-----------------------------------------------------------------------------------------------------------------------

As of February 15, 2001, the following shareholders owned the following respective percentages of the outstanding Investment Class shares of each Fund:



-----------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENTAGE OF
                                                                                                      OUTSTANDING
FUND                                  SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                      FUND
-----------------------------------------------------------------------------------------------------------------------
European Equity                       Charles Schwab & Co. Inc. Special Custody Account,              46%
                                      Mutual Funds Department, 101 Montgomery Street, San
                                      Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------
                                      National Financial Services Corp For the Exclusive              32%
                                      Benefit of our Customers Attn Mutual Funds No Load 5th
                                      Floor, 200 Liberty Street, 1 World Financial Center,
                                      New York, NY 10281-1003
-----------------------------------------------------------------------------------------------------------------------
International Select Equity           Charles Schwab & Co. Inc. Special Custody Account               54%
                                      Mutual Funds Department, 101 Montgomery Street, San
                                      Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------
                                      National Financial Services Corp for the Exclusive              34%
                                      Benefit of our Customers, Attn Mutual Funds-No
                                      Loads-5th Floor, 200 Liberty Street, 1 World Financial
                                      CTR New York, NY 10281-1003
-----------------------------------------------------------------------------------------------------------------------

As of February 15, 2001, the following shareholders owned the following respective percentages of the outstanding Class A, B and C shares of each Fund:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENTAGE OF
                                                                                                      OUTSTANDING
FUND                                  SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                      FUND
-----------------------------------------------------------------------------------------------------------------------
European Equity                       Investment Company Capital Corp                           39% of Class A Shares
                                      ATTN: Julie Thomas
                                      MS Balt 01-1602, 1 South Street, Baltimore, MD
                                      21202-3298
-----------------------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                             35% of Class A Shares
                                      FBO 657-00243-12
                                      1 Metrotech Center North, Brooklyn, NY 11201-3870
-----------------------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                             9% of Class A Shares
                                      FBO 657-95189-18
                                      1 Metrotech Center North, Brookly, NY 11201-3870
-----------------------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                             8% of Class A Shares
                                      FBO 657-95475-11
                                      1 Metrotech Center North, Brookly, NY 11201-3870
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENTAGE OF
                                                                                                      OUTSTANDING
FUND                                  SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                      FUND
-----------------------------------------------------------------------------------------------------------------------
                                      AG Edwards & Sons Inc Cust                                7% of Class A Shares
                                      IRA R/O of Jesse Gobel
                                      23922 106th PL W, Edmonds, WA 98020-5727
-----------------------------------------------------------------------------------------------------------------------
                                      Investment Company Capital Corp                           39% of Class B Shares
                                      ATTN: Julie Thomas
                                      MS Balt01-1602, 1 South Street, Baltimore, MD 21202-3298
-----------------------------------------------------------------------------------------------------------------------
                                      US Clearing Corp, FBO 717-91194-12                        15% of Class B Shares
                                      26 Broadway, New York, NY 10004-1703
-----------------------------------------------------------------------------------------------------------------------
                                      Legg Mason Wood Walker Inc. 377-74032-17                  14% of Class B Shares
                                      PO Box 1476, Baltimore, MD 21203-1476
-----------------------------------------------------------------------------------------------------------------------
                                      Legg Mason Wood Walker Inc. 358-88452-18                  9% of Class B Shares
                                      PO Box 1476, Baltimore, MD 21203-1476
-----------------------------------------------------------------------------------------------------------------------
                                      US Clearing Corp, FBO 717-44662-14                        9% of Class B Shares
                                      26 Broadway, New York, NY 10004-1703
-----------------------------------------------------------------------------------------------------------------------
                                      E*Trade Securities Inc, A/C 4866-1994                     7% of Class B Shares
                                      PO Box 989030, W. Sacramento, CA 95798-9030
-----------------------------------------------------------------------------------------------------------------------
                                      E*Trade Securities Inc, A/C 4866-5383                     5% of Class B Shares
                                      PO Box 989030, W. Sacramento, CA 95798-9030
-----------------------------------------------------------------------------------------------------------------------
                                      Donaldson Lufkin Jenrette Securities Corp Inc             27% of Class C Shares
                                      PO Box 2052, Jersey City, NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------
                                      Investment Company Capital Corp                           23% of Class C Shares
                                      ATTN Julie Thomas
                                      MS Balt01-1602, 1 South Street, Baltimore, MD 21202-3298
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENTAGE OF
                                                                                                      OUTSTANDING
FUND                                  SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                      FUND
-----------------------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities FBO 0276549728019                 14% of Class C Shares
                                      1 Metrotech Center North, Brooklyn, NY 11201-3870
-----------------------------------------------------------------------------------------------------------------------
                                      Donaldson Lufkin Jenrette Securities Corp Inc             12% of Class C Shares
                                      PO Box 2052, Jersey City, NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------
                                      Merril  Lynch Pierce Fenner & Smith, FBO                  8% of Class C Shares
                                      4800 Deer Lake Dr E#3, Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------
International Select Equity           Deutsche Banc Alex. Brown Inc.                            35% of Class A Shares
                                      FBO 259-13877-13, PO Box 1346, Baltimore MD, 21203-1346
-----------------------------------------------------------------------------------------------------------------------
                                      Deutsche Banc Alex. Brown Inc.                            34% of Class A Shares
                                      FBO 259-13878-12, PO Box 1346, Baltimore MD, 21203-1346
-----------------------------------------------------------------------------------------------------------------------
                                      Investment Company Capital Corp                           13% of Class A Shares
                                      ATTN Julie Thomas
                                      MS Balt01-1602, 1 South Street, Baltimore, MD 21202-3298
-----------------------------------------------------------------------------------------------------------------------
                                      Deutsche Banc Alex. Brown Inc.                            11% of Class A Shares
                                      FBO 259-13873-17, PO Box 1346, Baltimore MD, 21203-1346
-----------------------------------------------------------------------------------------------------------------------
                                      Legg Mason Wood Walker Inc. 358-72567-14                  30% of Class B Shares
                                      PO Box 1476, Baltimore, MD 21203-1476
-----------------------------------------------------------------------------------------------------------------------
                                      Investment Company Capital Corp                           29% of Class B Shares
                                      ATTN Julie Thomas
                                      MS Balt01-1602, 1 South Street, Baltimore, MD 21202-3298
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENTAGE OF
                                                                                                      OUTSTANDING
FUND                                  SHAREHOLDER NAME AND ADDRESS                                    SHARES OF THE
                                                                                                      FUND
-----------------------------------------------------------------------------------------------------------------------
                                      Legg Mason Wood Walker Inc. 358-72567-14                  29% of Class B Shares
                                      PO Box 1476, Baltimore, MD 21203-1476
-----------------------------------------------------------------------------------------------------------------------
                                      PaineWebber FBO UBS PaaineWebber CDN                       7% of Class B Shares
                                      PO Box 3321, Weehawken, NJ,
                                      07086-8154
-----------------------------------------------------------------------------------------------------------------------
                                      Dean Witter FBO                                           26% of Class C Shares
                                      PO Box 250, New York, NY 10008-0250
-----------------------------------------------------------------------------------------------------------------------
                                      Wells Fargo Cust FBO 06988000                             25% of Class C Shares
                                      PO Box 1533, Minneapolis, MN 55480-1533
-----------------------------------------------------------------------------------------------------------------------
                                      Investment Company Capital Corp                           18% of Class C Shares
                                      ATTN Julie Thomas
                                      MS Balt01-1602, 1 South Street, Baltimore,
                                      MD 21202-3298
-----------------------------------------------------------------------------------------------------------------------
                                      Wells Fargo Cust FBO 07244500                             14% of Class C Shares
                                      PO Box 1533, Minneapolis, MN 55479-0001
-----------------------------------------------------------------------------------------------------------------------

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant fund for any loss suffered by a shareholder as a result of an obligation of a fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                         ANNUAL AND SEMI-ANNUAL REPORTS


Shareholders of a fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a fund and dividends and distributions paid by the fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.


                      CONSIDERATION FOR PURCHASES OF SHARES


The Trust generally will not issue shares of a fund for consideration other than cash. At the Trust's sole discretion, however, it may issue fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the fund and are acquired by the fund for investment and not for resale. An exchange of securities for fund shares will generally be a taxable transaction to the shareholder.


                             ADDITIONAL INFORMATION

                             INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as each fund's independent accountants.


                             REGISTRATION STATEMENT


The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each fund and certain other series of the Trust. If further information is desired with respect to the Trust, a fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


The audited financial statements for each fund for the year ended October 31, 2001 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of each Fund in reliance upon the reports of PricewaterhouseCoopers LLP, each fund's independent accountants, as experts in accounting and auditing.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o Leading market positions in well established industries.

o High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

         Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A fund is dependent on the investment Advisor's or investment sub-Advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

NOTE:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a fund's fiscal year end.

MORGAN GRENFELL INVESTMENT TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISORS
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

Deutsche Asset Management Investment Services Limited
One Appold Street
London, England

ADMINISTRATOR
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

DISTRIBUTOR
ICC Distributors, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 Pratt Street
Baltimore, Maryland  21201

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance -- 1-800-730-1313.


COMINTLSAI (02/02)

PART C.  OTHER INFORMATION

Item 23. EXHIBITS

Except as noted, the following exhibits are being filed herewith:
(a) Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended. /1/
(b)        Amended By-Laws of Registrant.  /1/
(c) See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b))./1/
(d)(1)     Management Contract dated January 3, 1994, as amended as of
           April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. /1/
(d)(1)(i) Amendment dated August 22, 2000, to Management Contract dated January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche Asset Management Investment Services Limited and Registrant, on behalf of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity Fund, Global Fixed Income, International Fixed Income and Emerging Markets Debt. /8/
(d)(1)(ii) Termination of Management Contract dated as of January 3, 1994 between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and the Registrant, on behalf of International Small Cap Fund, Global Fixed Income Fund and International Fixed Income Fund - filed herewith.
(d)(2) Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund. /1/
(d)(3) Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund. /1/
(d)(3)(i) Termination of Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Smaller Companies Fund - filed herewith.
(d)(4) Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund. /2/
(d)(5) Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return Bond Fund and High Yield Bond Fund. /3/

(d)(6) Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /4/
(d)(7) Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. /7/
(e)(1) Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /7/
(e)(1)(i) Appendix A dated February 28, 2002 to Distribution Agreement dated November 1, 1999 - filed herewith.
(f)        Not Applicable.
(g) Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series. /4/
(h)(1) Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. and Registrant, on behalf of all of its series. /4/
(h)(2) Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /7/
(h)(2)(i) Appendix A dated January 28, 2002 to Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /14/.
(h)(3) Termination of Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series - filed herewith.
(h)(3)(i) Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income. /8/
(h)(3)(ii) Appendix A dated January 28, 2002 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of all of its series. /14/.
(h)(3)(iii)Delegation Agreement dated as of August 24, 1998 between Brown
           Brothers Harriman & Co. and Registrant on behalf of
           International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund. /4/
(h)(4) Expense Limitation Agreement dated September 30, 2001, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap./14/
(h)(4)(i) Expense Limitation Agreement dated October 31, 2001, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund and European Equity Fund - filed herewith.
(h)(4)(ii) Expense Limitation Agreement dated October 31, 2001, among Deutsche
           Asset Management, Inc., Deutsche Asset Management Investment Services Limited and Registrant, on behalf of each class of shares of International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund - filed herewith.
(i)        Not Applicable.

(j)        Consent of Independent Accountants - filed herewith.
(k)        Not Applicable.
(l) Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation. /6/
(m)        Form of Rule 12b-1 Plans. /12/
(n)        Not Applicable
(o)        Amended Rule 18f-3 Plan dated February 15, 2001. /12/
(p)        Fund and Advisers' Codes of Ethics. /8/;
(p)(1)     Amended Deutsche Asset Management Investment Services
           Limited Code of Ethics dated March 2001 - filed herewith.
(q)        Powers of Attorney.  /10/

-------------------

/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's
    Registration Statement on February 15, 1996 (accession number
    0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 to Registrant's
    Registration Statement on November 1, 1996 (accession number
    0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 to Registrant's
    Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 to Registrant's
    Registration Statement on December 28, 1998 (accession number
    0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 to Registrant's
    Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 to Registrant's
    Registration Statement on February 11, 1997 (accession number
    0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 to Registrant's
    Registration Statement on December 23, 1999 (accession number
    0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's
    Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 28 to Registrant's
    Registration Statement on October 27, 2000 (accession number
    0000950109-00-004256) and incorporated by reference herein.

/10/ Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's
    Registration Statement on November 30, 2000 (accession number
    0000950169-00-001351) and incorporated by reference herein.

/11/ Filed as an exhibit to Post-Effective Amendment No. 31 to Registrant's
    Registration Statement on January 29, 2001 (accession number
    0000950169-01-000063) and incorporated by reference herein.

/12/ Filed as an exhibit to Post-Effective No. 32 to Registrant's Registration
    Statement on February 28, 2001 (accession number 0000950169-01-000097) and incorporated by reference herein.

/13/ Filed as an exhibit to Post-Effective No. 33 to Registrant's Registration
    Statement on April 25, 2001 (accession number 0000950169-01-500010) and incorporated by reference herein.

/14/ Filed as an exhibit to Post-Effective No. 42 to Registrant's Registration
    Statement on January 28, 2002 (accession number 0000893220-02-000082) and incorporated by reference herein.

Item 24.  Persons Controlled By or Under Common Control With Registrant

The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION
Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) (a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc., the Deutsche Asset Management Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Deutsche Asset Management Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Short-Intermediate Income Fund, Inc., Deutsche Investors Portfolios Trust Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc. (formerly known as Flag Investors International Fund, Inc.), Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc.), Deutsche Investors Portfolios Trust ( formerly known as Flag Investors Portfolios Trust), Morgan Grenfell Investment Trust.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

  (1)         (2)           (3)
Name & Principal       Position & Offices with      Position & Offices with
Business Address       Distributor                           the Registrant
----------------       -----------------------      -----------------------
John Y. Keffer         President and Director        None
David R. Keffer        Director                      None
Ronald H. Hirsch       Treasurer                     None
Nanette K. Chern       Chief Compliance Officer      None
David I. Goldstein     Secretary                     None
Benjamin L. Niles      Vice President                None
Frederick Skillin      Assistant Treasurer           None
Marc D. Keffer         Assistant Secretary           None

(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws, minute books and the accounting records of the Registrant are in the physical possession of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency, accounting and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator, 280 Park Avenue, New York, NY 10017.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, certifies that it meets all of the requirements of effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, has duly caused this Post-Effective Amendment No. 44 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on February 28, 2002.

                         MORGAN GRENFELL INVESTMENT TRUST

                         By:   /S/DANIEL O. HIRSCH
                               -------------------
                               Daniel O. Hirsch
                               Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

       SIGNATURES                 TITLE                    DATE

                           President and Chief        February 28, 2002
/S/ RICHARD T. HALE        Executive Officer
-------------------
    Richard T. Hale

                           Treasurer                  February 28, 2002
/S/ CHARLES A. RIZZO
-------------------
    Charles A. Rizzo

                           Trustee                    February 28, 2002
/S/ PAUL K. FREEMAN
-------------------
    Paul K. Freeman


/S/ GRAHAM E. JONES*       Trustee                    February 28, 2002
-------------------
    Graham E. Jones

/S/ HUGH G. LYNCH*         Trustee                    February 28, 2002
-----------------
    Hugh G. Lynch

/S/ WILLIAM N. SEARCY*     Trustee                    February 28, 2002
---------------------
    William N. Searcy


 /S/ EDWARD T. TOKAR*     Trustee                     February 28, 2002
--------------------
     Edward T. Tokar


*By:                                     Dated: February 28, 2002
     /S/ DANIEL O. HIRSCH
         Daniel O. Hirsch
         Power-of-Attorney

                             RESOLUTIONS RELATING TO

                     RATIFICATION OF REGISTRATION STATEMENTS

             (Voted on by the Board of each Investment Company with
                         an October 31 fiscal year end)

         RESOLVED,        that the proper officers of the Trust be, and they
                          hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective
                          Amendment under the Securities Act of 1933 (the "1933
                          Act") and an Amendment under the Investment Company
                          Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission (the "Commission"), under the 1933 Act and the 1940 Act and to appear, together with legal counsel, on behalf of the Trust before the Commission in connection with any matter relating to the Registration Statement.

         RESOLVED,        that the proper officer of the Trust be, and he or she
                          hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United
                          States of America or other jurisdictions, including
                          Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Trustees and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust.

         RESOLVED,        that the proper and all actions heretofore or
                          hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust.